UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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4)	Date Filed:

ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

April 24, 2018

Dear Stockholder:

We cordially invite you to attend our 2018 Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on Thursday, May 17, 2018, at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008.

Details regarding the meeting, the business to be conducted at the meeting, and information about Alphatec Holdings, Inc. that you should consider when you vote your shares are described in this proxy statement.

We are asking stockholders of Alphatec Holdings, Inc.:

•	to elect eleven persons to our Board of Directors;
•	to ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2018;
•	to approve an amendment of our 2016 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan;
•	to approve, on an advisory basis, the compensation of our named executive officers; and
•

to approve, as required by and in accordance with the listing rules of The Nasdaq Stock Market, the issuance of shares of our common stock (or securities convertible into or exercisable for common stock):

(A)

representing more than 19.99% of our outstanding common stock or voting power in connection with: (i) the acquisition of SafeOp Surgical, Inc. by merger, (ii) our issuance of shares of Series B Convertible Preferred Stock and warrants in a private placement pursuant to a Securities Purchase Agreement dated March 8, 2018 with certain investors, and (iii) a Warrant Exercise Agreement dated March 8, 2018 with an existing warrant holder; and

(B)	in connection with the Securities Purchase Agreement to insiders at less than market prices; and
(C)	in connection with the above merger, the Securities Purchase Agreement, and the Warrant Exercise Agreement that could result in a Nasdaq Change of Control.

The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we are sending to you the accompanying full set of proxy materials, as well as providing access to those proxy materials on a publicly-accessible website. Our Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy card and our most recent Annual Report on Form 10-K are available free of charge at www.proxyvote.com.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.Thank you for your continued support of Alphatec Holdings, Inc.

Sincerely,

Patrick S. Miles
Chief Executive Officer and Chairman of the Board of Directors

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS	1

PROXY STATEMENT FOR THE ALPHATEC HOLDINGS, INC.	1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 17, 2018	1

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6

MANAGEMENT	12

CORPORATE GOVERNANCE MATTERS	18

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	23

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	28

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	29

PROPOSAL 1: ELECTION OF DIRECTORS	30

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	33

PROPOSAL 3: APPROVAL OF AMENDMENT OF THE 2016 EQUITY INCENTIVE PLAN	34

PROPOSAL 4: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	35

PROPOSAL 5: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK (OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK): (A) REPRESENTING MORE THAN 19.99% OF THE OUTSTANDING COMMON STOCK OR VOTING POWER OF THE COMPANY; (B) TO INSIDERS AT LESS THAN MARKET PRICES; AND (C) THAT COULD RESULT IN A NASDAQ CHANGE OF CONTROL	36

CODE OF CONDUCT AND ETHICS	52

OTHER MATTERS	52

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS	53

WHERE YOU CAN FIND MORE INFORMATION	53

ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

April 24, 2018

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. Pacific Time

DATE: Thursday, May 17, 2018

PLACE: Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008

NOTICE IS HEREBY GIVEN that the annual meeting of Alphatec Holdings, Inc. will be held on Thursday, May 17, 2018 (the “Annual Meeting”), for the following purposes:

1.	To elect eleven directors to serve until the 2019 annual meeting of stockholders;
2.	To ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2018;
3.	To approve the amendment of our 2016 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan;
4.	To approve, on an advisory basis, the compensation of our named executive officers;
5.

To approve, as required by and in accordance with the listing rules of The Nasdaq Stock Market, the issuance of shares of our common stock (or securities convertible into or exercisable for common stock):

(A)

representing more than 19.99% of our outstanding common stock or voting power in connection with: (i) the acquisition of SafeOp Surgical, Inc. by merger, (ii) our issuance of shares of Series B Convertible Preferred Stock and warrants in a private placement pursuant to a Securities Purchase Agreement dated March 8, 2018 with certain investors, and (iii) a Warrant Exercise Agreement dated March 8, 2018 with an existing warrant holder; and

(B)	in connection with the Securities Purchase Agreement to insiders at less than market prices; and
(C)	in connection with the above merger, the Securities Purchase Agreement, and the Warrant Exercise Agreement that could result in a Nasdaq Change of Control; and
6.	To transact such other business as may be properly presented at the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our Board of Directors has fixed the close of business on March 23, 2018, as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. A total of 25,548,990 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

At the Annual Meeting and for the ten-day period immediately prior to the Annual Meeting, the list of our stockholders entitled to vote at the Annual Meeting will be available for inspection at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008 for such purposes as are set forth in the General Corporation Law of the State of Delaware.

At least a majority of all issued and outstanding shares of common stock entitled to vote at a meeting is required to constitute a quorum for the conduct of business at the Annual Meeting. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you vote by following the instructions in the accompanying proxy statement and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Patrick S. Miles

Chief Executive Officer and Chairman of the Board of Directors

ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

PROXY STATEMENT FOR THE ALPHATEC HOLDINGS, INC.

2018 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying Notice of 2018 Annual Meeting of Stockholders, contains information about the 2018 annual meeting of stockholders of Alphatec Holdings, Inc. (the “Annual Meeting”), including any adjournments or postponements thereof. We are holding the Annual Meeting at 10:00 a.m., Pacific Time, on Thursday, May 17, 2018, at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008.

In this proxy statement, we refer to Alphatec Holdings, Inc. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board of Directors”) for use at the Annual Meeting.

On or about April 27, 2018, we will begin sending this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Annual Report”) and a proxy card for the Annual Meeting to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 17, 2018

This proxy statement, our Annual Report and the proxy card for the Annual Meeting are available for viewing, printing and downloading at www.proxyvote.com/. To view these materials, please have your 12-digit control number available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements, annual reports to stockholders and proxy cards by electronic delivery.

Additionally, you can find a copy of our Annual Report, which includes our financial statements, for the fiscal year ended December 31, 2017 on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Financial Information” section of the “Investor Relations” section of our website at www.atecspine.com.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Will I receive any other proxy materials?

Rules adopted by the SEC allow companies to send stockholders a notice of Internet availability of proxy materials rather than mail them full sets of proxy materials. This year, we chose to mail a full set of proxy materials to stockholders. However, in the future we may take advantage of the Internet distribution option as we have in the past. If in the future we choose to send such notices, they would contain instructions on how stockholders can access our notice of annual meeting and proxy statement, annual report to stockholders and proxy card via the Internet. They would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

Why is the Company Soliciting My Proxy?

The Board of Directors is soliciting your proxy to vote at the Annual Meeting to be held at our corporate headquarters, located at 5818 El Camino Real, Carlsbad, CA 92008 on Thursday, May 17, 2018 at 10:00 a.m., Pacific Time, and any adjournments or postponements of the meeting. The proxy statement along with the accompanying Notice of 2018 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know in order to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2018 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report for the fiscal year ended December 31, 2017 because you owned shares of our common stock on the record date. We intend to commence distribution of this full set of proxy materials to stockholders on or about April 27, 2018.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on March 23, 2018 are entitled to vote at the Annual Meeting. However, as noted below, the holders of the 3,265,132 Merger Closing Shares (as defined in Proposal 5 below) acquired under the Merger Agreement (as defined in Proposal 5 below) as described in this proxy statement will not be entitled to vote on Proposal 5.

On the record date, there were 25,548,990 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare, Inc. (“Computershare”), 480 Washington Ave., Jersey City, NJ 07310, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet at www.proxyvote.com or telephone.
•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendation of our Board of Directors as noted below.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Wednesday, May 16, 2018.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the meeting, you should contact the broker or agent to obtain a legal proxy or broker’s proxy card and bring it with you to the Annual Meeting in order to vote. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of each of the nominees for director;
•	“FOR” the ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2018;
•	“FOR” the approval of the amendment of our 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares authorized for issuance under the 2016 Plan;
•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers; and
•

“FOR” the approval, as required by and in accordance with the listing rules of The Nasdaq Stock Market (“Nasdaq”), of the issuance of shares of our common stock (or securities convertible into or exercisable for common stock): (A) representing more than 19.99% of our outstanding common stock or voting power in connection with: (i) the acquisition of SafeOp Surgical, Inc. by merger, (ii) our issuance of shares of common stock upon the conversion of the Series B Convertible Preferred Stock and the exercise of the warrants sold in a private placement pursuant to the Securities Purchase Agreement (as defined in Proposal 5 below), and (iii) the Warrant Exercise Agreement dated March 8, 2018 with an existing warrant holder; and (B) in connection with the Securities Purchase Agreement to insiders at less than market prices; and (C) in connection with the above merger, the Securities Purchase Agreement, and the Warrant Exercise Agreement that could result in a Nasdaq Change of Control.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available to our stockholders, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. Stockholders of record may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•

by notifying us at 5818 El Camino Real, Carlsbad, CA 92008, Attention: Craig Hunsaker, Executive Vice President, People & Culture and General Counsel, in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting in person and voting in person.

Beneficial owners of shares held in street name must follow the instructions provided by your bank, broker, trustee or other nominee if you wish to change your vote.

Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that the proxy be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee that holds your shares has the authority to vote your uninstructed shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2) if it does not receive instructions from you, as this is considered a routine matter on which the bank, broker or other nominee has discretionary authority to vote. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in respect of Proposal 1, Proposal 3, Proposal 4 or Proposal 5. Thus, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the foregoing proposals. If you do not instruct your bank, broker or other nominee how to vote with respect to the foregoing proposals, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2018, the Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approval of the Amendment of our 2016 Equity Incentive Plan to Increase the Amount of Shares Authorized for Issuance

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to amend our 2016 Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 5: Nasdaq Stockholder Approval

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal, excluding the 3,265,132 Merger Closing Shares acquired under the Merger Agreement as described in this proxy statement, is required to approve, as required by and in accordance with the listing rules of Nasdaq, the issuance of shares of our common stock (or securities convertible into or exercisable for common stock): (A) representing more than 19.99% of the outstanding common stock or voting power of the Company; (B) to insiders at less than market prices; and (C) that could result in a Nasdaq Change of Control.  Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting and we will publish preliminary results, or final results if then available, by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

If we Solicit Proxies, What are the Costs of Soliciting these Proxies?

If we solicit proxies, we will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. If we ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies, then we will reimburse them for their expenses. We have not engaged and do not currently intend to engage a proxy solicitor to assist us with the solicitation of proxies. If we later determine to engage a proxy solicitor, then we will pay the costs of the solicitor, including its fee and the reimbursement of its expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Pacific Time, on Thursday, May 17, 2018 at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008. When you arrive at our headquarters, signs will direct you to the appropriate meeting room. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single notice of Internet availability of proxy materials or, if applicable, a single set of our Annual Report and proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices of Internet availability of proxy materials, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 1-866-265-1875.

If you do not wish to participate in “householding” and would like to receive your own notice of Internet availability of proxy materials or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Alphatec Holdings, Inc. stockholder and together both of you would like to receive only a single notice of Internet availability of proxy materials or, if applicable, set of proxy materials, follow these instructions:

•

If your shares of our common stock are registered in your own name, please contact our transfer agent, Computershare, and inform them of your request by calling them at 1-866-265-1875 or writing them at 480 Washington Ave., Jersey City, NJ 07310.

•

If a broker or other nominee holds your shares of our common stock, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 23, 2018 for (a) each of our named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders.

The share amounts set forth in the column below entitled “Number of Shares of Common Stock Beneficially Owned” represent the number of shares of common stock beneficially owned by such holder as of April 23, 2018. Applicable percentage of ownership in the column below entitled “Percentage of Outstanding Common Stock” is based on 26,582,332  shares of common stock outstanding on April 23, 2018.

The share amounts set forth in the column below entitled “Number of Shares Beneficially Owned Assuming Stockholder Approval” represent the number of shares of common stock beneficially owned by such holder as of April 23, 2018, including shares of common stock underlying the Merger Warrants, the Private Placement Warrants and/or the Series B Convertible Preferred Stock held by such holder, assuming Stockholder Approval (as defined in Proposal 5 below) is obtained within 60 days of April 23, 2018, and assuming conversion of all Series B Convertible Preferred Stock on April 23, 2018, subject to the limitations set forth below.

Applicable percentage ownership in the column below entitled “Percentage of Shares Beneficially Owned Assuming Stockholder Approval” is based on 26,582,332 shares of common stock outstanding as of April 23, 2018, and includes all shares of common stock underlying the Merger Warrants, the Private Placement Warrants and/or the Series B Convertible Preferred Stock held by such holder, assuming Stockholder Approval is obtained within 60 days of April 23, 2018, subject to the limitations set forth below.

Under the terms of the Private Placement Warrants, following Stockholder Approval, certain of the warrant holders will be restricted from exercising such Private Placement Warrants to the extent such exercise would cause such holder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding common stock following such exercise (subject to adjustment up to 9.99% upon the fulfillment of certain conditions), excluding for purposes of such determination shares of common stock issuable upon exercise of the Private Placement Warrants which have not been exercised. The disclosures contained in the columns below entitled “Number of Shares Beneficially Owned Assuming Stockholder Approval” and “Percentage of Shares Beneficially Owned Assuming Stockholder Approval” and in the footnotes to the table below reflect these limitations.

Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, California 92008.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Outstanding Common Stock	Number of Shares of Common Stock Beneficially Owned Assuming Stockholder Approval(1)		Percentage of Outstanding Common Stock Assuming Stockholder Approval
Directors and Named Executive Officers
Evan Bakst	1,081,420	(2)	4.01%	1,081,420	(2)	2.60%
Mortimer Berkowitz III	3,449,911	(3)	12.79%	3,919,755	(3)(4)	9.39%
Quentin Blackford	442,478		1.66%	442,478		1.08%
Jason Hochberg	0		*	0		*
Patrick S. Miles	1,827,434	(5)	6.81%	2,414,737	(5)(6)	5.80%
R. Ian Molson	74,696	(7)	*	74,696	(7)	*
David H. Mowry	12,343	(8)	*	12,343	(8)	*
Terry M. Rich	636,821	(9)	2.36%	930,473	(9)(10)	2.23%
Jeffrey P. Rydin	300,434	(11)	1.12%	300,434	(11)	* %
James L.L. Tullis	2,192,283	(12)	8.25%	3,751,555	(12)(13)	8.36%
Donald A. Williams	21,589	(14)	*	21,589	(14)	*
Ward W. Woods(15)	1,000,000	(16)	3.69%	2,174,604	(16)(17)	5.16%
Craig Hunsaker	639,345	(18)	2.37%	932,997	(18)(19)	2.24%
All current executive officers and directors as a group (16 persons)	11,925,316	(20)	44.40%	16,391,740	(20)(21)	38.65%

Five Percent Stockholders
HealthpointCapital Partners, L.P.(22)	898,098	3.38%	898,098		2.18%
505 Park Avenue, 12th Floor New York, NY 10022

HealthpointCapital Partners II, L.P.(23)	1,750,880	6.59%	1,750,880		4.26%
505 Park Avenue, 12th Floor New York, NY 10022

John H. Foster(24)	2,648,978	9.97%	2,648,978		6.44%
c/o HealthpointCapital Partners, L.P. 505 Park Avenue, 12th Floor New York, NY 10022

Niraj Gupta(25)	1,067,469	4.02%	1,622,469		3.92%
1350 Avenue of the Americas, 4th Floor New York, NY 10019

Armistice Capital, LLC(26)	2,550,361	9.59%	4,290,000		9.99%
510 Madison Avenue, 22nd Floor New York, NY 10022

Armistice Capital Master Fund Ltd.(26)	2,550,361	9.59%	4,290,000		9.99%
c/o dms Corporate Services Ltd. 20 Genesis Close P.O. Box 314 Grand Cayman KY1-1104 Cayman Islands

Steven Boyd(26)	2,550,361	9.59%	4,290,000		9.99%
c/o Armistice Capital, LLC 510 Madison Avenue, 22nd Floor New York, NY 10022

L-5 Healthcare Partners, LLC	0	*	14,682,540	(27)	30.66%
c/o LS Power Development, LLC 1700 Broadway, 35th Floor New York, NY 10019

Paul Segal	0	*	14,682,540	(27)	30.66%

c/o LS Power Development, LLC 1700 Broadway, 35th Floor New York, NY 10019

Tullis Dickerson Capital Focus III, L.P.	1,239,985	(28)	4.66%	2,121,931	(28)	5.16%
11770 U.S. Highway 1, Suite 503 Palm Beach Gardens, FL 33408

Tullis Growth, L.P.	900,734	(28)	3.39%	1,541,385	(28)	3.75%
11770 U.S. Highway 1, Suite 503 Palm Beach Gardens, FL 33408

*	Represents beneficial ownership of less than 1% of the outstanding shares of common stock.
(1)

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes sole or shared voting or investment power with respect to the securities. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants, preferred stock and restricted stock units held by that person or entity that are currently exercisable or convertible or that will become exercisable, convertible or will otherwise vest within 60 days of April 23, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person shown in the table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)	Includes 400,000 shares of common stock issuable upon the exercise of warrants that have vested or will vest within 60 days of April 23, 2018.
(3)

Includes 898,098 shares held by HealthpointCapital Partners, L.P. and 1,750,880 shares held by HealthpointCapital Partners II, L.P. Mr. Berkowitz is a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. and he is a managing member of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P., and therefore Mr. Berkowitz may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P. Mr. Berkowitz disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. Also includes 200,000 shares held by Porcupine Investment Partners, LLC, of which Mr. Berkowitz is the managing member.  Also includes 933 shares owned by Mr. Berkowitz’s spouse.  Also includes 400,000 shares issuable upon the exercise of warrants that have vested or will vest within 60 days of April 23, 2018, half of which are held directly by Mr. Berkowitz and half of which are held by Porcupine Investment Partners, LLC.

(4)

Includes 253,970 shares of common stock issuable upon the conversion of Series B Convertible Preferred Stock and 215,874 shares issuable upon the exercise of Private Placement Warrants, half of which are held by Mr. Berkowitz directly and half of which are held by Porcupine Investment Partners, LLC.

(5)

Includes 250,000 shares of common stock held by MOM, LLC as well as 250,000 shares of common stock issuable upon the exercise of warrants held by MOM, LLC.  Mr. Miles is the manager of MOM, LLC and therefore may be deemed to beneficially own such shares.

(6)

Includes 317,461 shares of common stock issuable upon the conversion of Series B Convertible Preferred Stock and 269,842 shares of common stock issuable upon the exercise of Private Placement Warrants.

(7)

Includes 16,665 shares held by the Swiftsure Trust. Mr. Molson controls Nantel Investment, Ltd., which is the beneficiary of the Swiftsure Trust. Mr. Molson disclaims beneficial ownership of the shares held by the Swiftsure Trust except to his proportionate pecuniary interest in such shares. Also, includes 39,488 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2018.  Also includes 18,543 restricted stock units that will vest within 60 days of April 23, 2018.

(8)

Includes 7,608 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2018.  Also includes 4,735 restricted stock units that will vest within 60 days of April 23, 2018.

(9)

Includes 75,000 shares of common stock issuable upon exercise of options or warrants that have vested or will vest within 60 days of April 23, 2018.  Also includes 50,000 restricted stock units that will vest within 60 days of April 23, 2018.

(10)

Includes 158,731 shares of common stock issuable upon the conversion of Series B Convertible Preferred Stock and 134,921 shares of common stock issuable upon the exercise of Private Placement Warrants.

(11)	Includes 100,000 shares of common stock issuable upon exercise of options or warrants that have vested or will vest within 60 days of April 23, 2018.
(12)

Includes 1,239,985 shares of common stock held by Tullis Dickerson Capital Focus III, LP and 900,734 shares held by Tullis Growth Fund, L.P. Mr. Tullis controls the general partner of each of Tullis Dickerson Capital Focus III, LP and Tullis Growth Fund, L.P., and therefore may be deemed to beneficially own the shares held by Tullis Dickerson Capital Focus III, LP and Tullis Growth Fund, L.P.  Mr. Tullis disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

(13)

Includes 1,559,272 shares of common stock issuable upon exercise of Merger Warrants.  The Merger Warrants are held as follows: 36,675 by Mr. Tullis directly, 881,946 by Tullis Dickerson Capital Focus III, LP, and 640,651 by Tullis Growth Fund, L.P.

(14)

Includes 14,214 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2018.  Also includes 7,375 restricted stock units that will vest within 60 days of April 23, 2018.

(15)

All shares are held by Woods 1994 Family Partnership, LP.  Mr. Woods is the president of North Hailey Corporation, the general partner and managing member of Woods 1994 Family Partnership, LP, and therefore may be deemed to beneficially own such shares.

(16)	Includes 500,000 shares of common stock issuable upon exercise of warrants that have vested or will vest within 60 days of April 23, 2018.
(17)

Includes 634,921 shares of common stock issuable upon the conversion of Series B Convertible Preferred Stock and 539,683 shares of common stock issuable upon the exercise of Private Placement Warrants.

(18)

Includes 70,477 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2018.  Also includes 57,774 restricted stock units that will vest within 60 days of April 23, 2018.  Also includes 250,000 shares of common stock issuable upon exercise of warrants.

(19)	Includes 158,731 shares common stock issuable upon the conversion of Series B Convertible Preferred Stock and 134,921 shares of common stock issuable upon the exercise of Private Placement Warrants.
(20)

Includes 2,451,131 shares of common stock issuable upon exercise of options or warrants that have vested or will vest within 60 days of April 23, 2018.  Also includes 175,927 restricted stock units that will vest within 60 days of April 23, 2018.

(21)

Includes 1,571,435 shares of common stock issuable upon the conversion of Series B Convertible Preferred Stock and 1,335,719 shares of common stock issuable upon the exercise of Private Placement Warrants.

(22)

This information is based on a Schedule 13D/A filed jointly by HealthpointCapital Partners, L.P., HGP, LLC, HealthpointCapital Partners II, L.P., HCPII Co-Invest Vehicle II, L.P., HGP II, LLC, and Mortimer Berkowitz III on March 19, 2012 and the Form 4 filed by HealthpointCapital Partners L.P. on November 30, 2012. Includes shares held by HealthpointCapital Partners, L.P. Mr. Berkowitz is a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. Mr. Berkowitz and HGP, LLC may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P., but disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interest in such shares.

(23)

This information is based on a Schedule 13D/A filed jointly by HealthpointCapital Partners, L.P., HGP, LLC, HealthpointCapital Partners II, L.P., HCPII Co-Invest Vehicle II, L.P., HGP II, LLC, and Mortimer Berkowitz III on March 19, 2012 and the Form 4 filed by HealthpointCapital Partners II L.P. on November 30, 2012.  Includes shares held by HealthpointCapital Partners, II L.P. Mr. Berkowitz is a managing member of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P. Mr. Berkowitz and HGP II, LLC may be deemed to beneficially own the shares held by HealthpointCapital Partners II, L.P., but disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interest in such shares.

(24)

Includes 898,098 shares held by HealthpointCapital Partners, L.P. and 1,750,880 shares held by HealthpointCapital Partners II, L.P. Mr. Foster, our former director, is a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. and he is a managing member of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P., and therefore Mr. Foster may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P. Mr. Foster disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

(25)

This information is based on a Schedule 13G/A filed with the SEC on February 14, 2018 by Mr. Gupta.  Pursuant to the Schedule 13G/A, Mr. Gupta reports sole voting power and sole dispositive power with respect to 1,067,469 shares.

(26)

This information is based on a Schedule 13G filed with the SEC on March 19, 2018 jointly by Armistice Capital, LLC, Armistice Capital Master Fund Ltd. and Steven Boyd.  Pursuant to the Schedule 13G, each of Armistice Capital, LLC, Armistice Capital Master Fund Ltd. and Steven Boyd reports shared voting power and dispositive power with respect to 2,550,561 shares.

(27)

This information is based on a Schedule 13D filed with the SEC on March 19, 2018 jointly by L-5 Healthcare Partners, LLC and Paul Segal. Assumes (i) the issuance of 7,936,508 shares of common stock upon the automatic conversion of the Series B Convertible Preferred Stock held by L-5 Healthcare Partners, LLC and (ii) the exercisability of the Private Placement Warrants held by L-5 Healthcare Partners, LLC for an aggregate of 6,746,032 shares of common stock, in each case, following the Stockholder Approval.  Paul Segal is the manager of L-5 Healthcare Partners, LLC and accordingly may be deemed to beneficially own the shares held by L-5 Healthcare Partners, LLC.  Mr. Segal disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

(28)

This information is based on a Form 3 filed by James L.L. Tullis on March 13, 2018 reporting the ownership of 1,239,985 shares of common stock by Tullis Dickerson Capital Focus III, L.P. and 2,121,931 shares of common stock issuable upon exercise of options or warrants owned by Tullis Dickerson Capital Focus III, L.P. that have vested or will vest within 60 days of April 23, 2018 and the ownership of 900,734 shares of common stock by Tullis Growth, L.P. and 2,121,931 shares of common stock issuable upon exercise of options or warrants owned by Tullis Dickerson Capital Focus III, L.P. that have vested or will vest within 60 days of April 23, 2018.

MANAGEMENT

Board of Directors

As of April 23, 2018, our Board of Directors consisted of twelve directors: Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Patrick S. Miles, R. Ian Molson, David H. Mowry, Terry M. Rich, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods. Set forth below are their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Each nominated director is elected to serve until our next annual meeting of stockholders or the sooner of his or her resignation or the date when his or her successor is duly appointed and qualified. Additionally, set forth below is information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director.

Under our Bylaws, our Board of Directors can fix the number of directors that serve on the Board of Directors. On March 6, 2018, the Board of Directors fixed the number of directors to serve on the Board of Directors at twelve members and appointed Messrs. Tullis, Hochberg and Bakst to serve as directors for a term commencing with respect to Mr. Tullis on the effectiveness of the Merger and continuing until the Annual Meeting and with respect to Messrs. Hochberg and Bakst on the consummation of the sale of unregistered securities pursuant to the Securities Purchase Agreement and expiring at the Annual Meeting and until their respective successor are duly elected and qualified, except in the case of their respective earlier death, retirement or resignation. Mr. Tullis was appointed to the Board of Directors pursuant to the terms of the Merger Agreement and as a condition of closing the Merger. Messrs. Hochberg and Bakst were appointed to the Board of Directors by L-5 Healthcare Partners, LLC (“L-5 Healthcare”) pursuant to the terms of the Securities Purchase Agreement, which provides L-5 Healthcare the right to appoint up to two members of the Board of Directors so long as L-5 Healthcare and its affiliates beneficially own at least 12.5% of our common stock on a fully diluted basis. In compliance with Nasdaq Rule 5640, the number of directors L-5 Healthcare is entitled to appoint is to be reduced to one if the beneficial ownership of L-5 Healthcare and its affiliates falls below 12.5% but is at least 7.5%. Notwithstanding anything set forth above, L-5 Healthcare shall not have the right to appoint any directors directly unless it and its affiliates beneficially own at least 7.5% of our common stock on a fully diluted basis.

Name	Age
Evan Bakst (4)	51
Mortimer Berkowitz III, Lead Director (1)(4)	64
Quentin Blackford (2)(3)(4)	39
Jason Hochberg (4)	46
Patrick S. Miles, Chief Executive Officer and Chairman of the Board of Directors	52
R. Ian Molson (1)(2)(4)	63
David H. Mowry (2)(4)	55
Terry M. Rich	50
Jeffrey P. Rydin (1)	51
James L.L. Tullis (4)	71
Donald A. Williams (2)(4)	59
Ward W. Woods (3)(4)	75

(1)	Member of the Nominating and Governance Committee. Mr. Berkowitz is Chairman of the Committee.
(2)	Member of the Audit Committee. Mr. Williams is Chairman of the Committee.
(3)	Member of the Compensation Committee. Mr. Woods is the Chairman of the Committee.
(4)	Independent director under Nasdaq rules.

Evan Bakst has served as a Director since March 2018.  Mr. Bakst is the Founder and Portfolio Manager of Treetop Capital since 2013, a fundamental, value-oriented investment firm focused primarily on small to midcap healthcare companies. Before launching Treetop, Mr. Bakst spent seven years (2005-2012) at Tremblant Capital, a long/short equity hedge fund, most recently as a Partner where he led the healthcare group.  Prior to joining Tremblant, Mr. Bakst was a Principal at JPMorgan Partners, LLC (2000-2005), where he shared the day-to-day responsibility for managing the healthcare buyout practice.  Previously, Mr. Bakst was a Managing Director at The Beacon Group, a private equity/M&A boutique and, prior to that, Mr. Bakst worked as a Consultant at Bain and Company, providing strategic and operational advice to a major healthcare company. Mr. Bakst is currently on the Board of Sonacare Medical, LLC, and was formerly on the Boards of Accordant Health Services, Cadent Holdings, Inc., FundsXpress Inc., Iasis Healthcare, MedQuest Associates, National Surgical Care, Quality Tubing Inc. and ValueOptions.  Mr. Bakst earned a B.A. in Economics from the University of California, Berkeley, and an M.B.A. from the Harvard Business School.

The Board of Directors selected Mr. Bakst to serve on the Board of Directors because it believes his investment and financial expertise and experience in the healthcare industries contribute to the breadth of knowledge of the Board of Directors.

Mortimer Berkowitz III has served as Lead Director since October 2017 and as a Director since March 2005. Mr. Berkowitz served as the Chairman of the Board of Directors from April 2007 through July 2011 and again from December 2016 to October 2017.  He is President and Chief Executive Officer of InnovaHealth Partners, LP, a private equity firm he founded in January 2017. Mr. Berkowitz also is a Managing Member of HGP, LLC - the general partner of HealthpointCapital Partners, LP, a private equity firm — and President, a member of the Board of Managers and a Managing Director of HealthpointCapital, LLC. He has held the position with HGP, LLC from its formation in August 2002, the positions of Managing Director and member of the Board of Managers of HealthpointCapital, LLC from its formation in July 2002 and the position of President of HealthpointCapital, LLC beginning February 2005. From 1990 to 2002, Mr. Berkowitz was Managing Director and co-founder of BPI Capital Partners, LLC, a private equity firm. Prior to 1990, Mr. Berkowitz spent 11 years in the investment banking industry with Goldman, Sachs & Co. (1979-1982), Lehman Brothers Incorporated (1982-1987) and Merrill Lynch & Co. (1987-1990). Since 2011 he has served as Chairman of the Board of Directors of Blue Belt Holdings, Inc., a surgical robotics company, a director of BioHorizons, Inc., a dental implant company since 2006, and a director of MicroDental Inc., a leading dental laboratory company since 2006, all of which are or were (prior to acquisition) HealthpointCapital portfolio companies. He also serves on the Leadership Council of the Harvard School of Public Health. Mr. Berkowitz earned an M.B.A. degree from the Columbia Graduate School of Business and a B.A. degree from Harvard.

The Board of Directors selected Mr. Berkowitz to serve on the Board of Directors because it believes his investment and financial expertise and experience in the orthopedics and spine industries contribute to the breadth of knowledge of the Board of Directors.

Quentin Blackford has served as a Director since October 2017. He currently serves as the Chief Financial Officer of DexCom, Inc., a company focused on developing and marketing continuous glucose monitoring systems for ambulatory use by people with diabetes and by healthcare providers. Prior to joining DexCom, Inc. in August 2017, Mr. Blackford served since August 2016 as the Executive Vice President, Chief Financial Officer, Head of Strategy and Corporate Integrity of NuVasive, Inc., a medical device company focused on developing minimally disruptive surgical products and procedures for the spine. In this role, Mr. Blackford was responsible for leading NuVasive, Inc.’s Finance, Strategy and Corporate Development, Compliance and Regulatory functions. From August 2014 until August 2016, Mr. Blackford served as NuVasive, Inc.’s Executive Vice President and Chief Financial Officer. From July 2012 to August 2014, Mr. Blackford served as NuVasive, Inc.’s Executive Vice President of Finance and Investor Relations, and from January 2011 to June 2012, he served as NuVasive, Inc.’s Vice President, Finance. Mr. Blackford joined NuVasive, Inc. in 2009 as its Corporate Controller and was previously employed at Zimmer Holdings, Inc., including most recently as the Director of Finance and Controller for Zimmer’s Dental Division. He obtained his Certified Public Accounting license (currently inactive) following the achievement of dual B.S. degrees in Accounting and Business Administration, with an emphasis in Accounting, from Grace College.

The Board of Directors selected Mr. Blackford to serve on the Board of Directors because it believes that his knowledge and experience in the areas of finance, strategy and corporate development, along with his knowledge and experience in the medical device industry contribute to the breadth of knowledge of the Board of Directors.

Jason Hochberg has served as a Director since March 2018.  Mr. Hochberg is a partner with L-5 Healthcare, and founded SJS Beacon in 2013, an investment company focused on real estate and private equity investments.  From 1999 until 2013, Mr. Hochberg was employed at LS Power, an energy development and investment company, serving most recently as its Chief Operating Officer.  During his tenure at LS Power, he also served as General Counsel of LS Power and as a principal in LS Power’s private equity group which managed over $3 billion in equity capital. He started his professional career at the law firm of Latham & Watkins in 1996 as an associate.  Mr. Hochberg has a B.A. from SUNY Albany, a J.D., magna cum laude, from Yeshiva University, Benjamin Cardozo Law School and a M.B.A. in finance from NYU, the Stern School of Business.

The Board of Directors selected Mr. Hochberg to serve on the Board of Directors because it believes that his legal, operating, investment and financial expertise contribute to the breadth of knowledge of the Board of Directors.

Patrick S. Miles has served as the Chairman and Chief Executive Officer since March 2018. He served as the Executive Chairman from October 2017 to March 2018. Mr. Miles has over 20 years of experience in the orthopedic industry and most recently served, from September 2016 to September 2017, as the Vice Chairman of NuVasive, Inc. where he was responsible for enhancing the Company’s strategic plans for the future of spine surgery and supporting technology development. Mr. Miles also served as a member of NuVasive, Inc.’s Board of Directors from August 2016 until his resignation in September 2017. From February 2015 to August 2016, Mr. Miles served as NuVasive Inc.’s President and Chief Operating Officer. He previously served as NuVasive Inc.’s President of Global Products and Services from October 2011 to January 2015, President of the Americas from January 2010 to September 2011, Executive Vice President of Product Marketing and Development from January 2007 to December 2009, Senior Vice President of Marketing from December 2004 to January 2007, and as its Vice President, Marketing from January 2001 to December 2004. Prior to those positions, he served as Director of Marketing for ORATEC Interventions, Inc., a medical device company, and as a Director of Marketing for Minimally Invasive Systems and Cervical Spine Systems for Medtronic Sofamor Danek, and held several positions with Smith & Nephew. Mr. Miles received a B.S. in Finance from Mercer University.

The Board of Directors selected Mr. Miles to serve on the Board of Directors because it believes that he possesses specific attributes, perspective and experience gained as an executive and director of both private and publicly-traded medical device companies, as well as the perspective and experience he brings as Chairman and Chief Executive Officer of the Company, that qualify him to serve as the Chairman of the Board of Directors.

R. Ian Molson has served as a Director since July 2005. Mr. Molson has served as a director of Cayzer Continuation PCC, an investment company, since September 2004. Mr. Molson has served as a director of HealthpointCapital, LLC since 2004. Mr. Molson has served as a director since December 2009 and Deputy Chairman since December 2010 of Central European Petroleum Ltd. Since October 2013, Mr. Molson has also served as Chairman of RM2. Since December 2010, Mr. Molson has also served as Chairman of the Royal Marsden NHS Foundation Trust and the Royal Marsden Hospital Charity. From 1996 until 2004, Mr. Molson served as a director of Molson, Inc., a leader in the brewing industry, and from 1999 until 2004, he also served as Deputy Chairman and Chairman of the Executive Committee at Molson, Inc.  Between 1977 and 1997, he was employed by Credit Suisse First Boston in various capacities, including Managing Director. From 1993 to 1997, Mr. Molson served as Co-Head of the Investment Banking Department in Europe, a position which encompassed corporate finance, corporate advisory, mergers and acquisitions businesses in Europe, Russia, Africa and the Middle East. Mr. Molson earned a B.A. degree from Harvard.

The Board of Directors selected Mr. Molson to serve on the Board of Directors because it believes his experience in the investment banking field, his investment and financial expertise and his experience as a director of other public companies contribute to the breadth of knowledge of the Board of Directors.

David H. Mowry has served as a Director since February 2017. Mr. Mowry is President and Chief Executive Officer, as well as a member of the Board of Directors, of Vyaire Medical, a global leader in the respiratory diagnostics, ventilation, and anesthesia delivery and patient monitoring market segments, a position he has held since May 2016. From October 2015 to May 2016 he served as Executive Vice President and Chief Operating Officer and member of the Board of Directors of Wright Medical Group N.V., a global medical device company focused on extremities and biologics products, and during this time period he was also a member of the Board of

Directors of EndoChoice Holdings, Inc., a company focused on the manufacturing and commercialization of platform technologies relating to the treatment of gastrointestinal conditions. Prior to Wright Medical Group, Mr. Mowry served as President and Chief Executive Officer and member of the Board of Directors of Tornier N.V. from February 2013 until October 2015, at which time Tornier and Wright Medical Group merged, and prior to that, as Chief Operating Officer of Tornier from 2011 to 2013. Within the spine industry, Mr. Mowry served as Vice President of Operations and Logistics at Zimmer Spine from February 2002 until October 2006. Prior to this, Mr. Mowry held executive leadership positions at Covidien plc, ev3, Inc. and Zimmer Spine, Inc.  Mr. Mowry received a B.S. degree in Engineering from the United States Military Academy at West Point.

The Board of Directors selected Mr. Mowry to serve on the Board of Directors because it believes his knowledge and expertise in the medical device industry contribute to the breadth of knowledge of the Board of Directors.

Terry M. Rich has served as our President and Chief Operating Officer since March 2018 and has served as a Director since December 2016. He served as the Chief Executive Officer from December 2016 to March 2018. Mr. Rich has over 25 years of orthopedic, spine and medical device business experience. Prior to joining us, from October 2015 to June 2016, Mr. Rich was the President, Upper Extremities of Wright Medical Group, N.V., a global medical device company focused on extremities and biologics products. Prior to that, Mr. Rich served as Senior Vice President of U.S. Commercial Operations of Tornier, N.V., from March 2012 to October 2015, at which time Tornier and Wright Medical Group merged. Prior to joining Tornier, Mr. Rich held increasingly senior sales leadership positions at NuVasive, Inc., a San Diego-based spinal implant medical device company, from December 2005 until leaving the company in March 2012 as Senior Vice President, Sales, West. Prior to joining NuVasive, Mr. Rich served as Partner/Area Sales Manager of Bay Area Spine, a distributor of DePuy Spine, Inc.’s products. Mr. Rich earned a B.S. degree in Labor and Industrial Relations from Rutgers University.

The Board of Directors selected Mr. Rich to serve on the Board of Directors because it believes his knowledge and experience in the medical device industry, in particular in the spine industry, and his prior experience as an executive of both private and publicly-traded medical device companies, as well as the perspective and experience he brings as President and Chief Operating Officer of the Company, will contribute to the breadth of knowledge of the Board of Directors.

Jeffrey P. Rydin has served as a Director since June 2017. Prior to joining the Board of Directors, Mr. Rydin served as a Special Advisor to the Board of Directors from September 2016 to June 2017. Mr. Rydin has spent more than 28 years in the medical device and healthcare industries. Prior to joining Alphatec as Special Advisor to the Board of Directors, Mr. Rydin served as Chief Sales Officer of Ellipse Technologies, Inc., a medical technology company, from September 2015 until its purchase by NuVasive, Inc. in February 2016. Before joining Ellipse, Mr. Rydin served as President of Global Sales at NuVasive, Inc. (October 2011 to March 2013), where he was responsible for NuVasive, Inc.’s worldwide sales efforts, including the oversight of strategic sales development, sales administration, divisional sales directors and sales training. Prior to his position of President of Global Sales, he served as Executive Vice President of Sales—Americas and Senior Vice President, U.S. Sales since joining NuVasive, Inc. in December 2005. Prior to joining NuVasive, Mr. Rydin served as Area Vice President, Sales (US Southeast region) at DePuy Spine, Inc. from January 2003 to December 2005. Mr. Rydin also served as Vice President of Sales at Orquest, Inc. from December 2001 to January 2003, Director of Sales at Symphonix Devices, Inc. from April 2000 to December 2001 and Director of Sales at General Surgical Innovations, Inc. from October 1996 to March 2000. Mr. Rydin also has served in various executive and leadership sales roles at General Surgical Innovations, Baxter Healthcare, US Surgical Corporation and Xerox. He currently serves as director of Minimally Invasive Devices, LLC, which develops laparoscopic visualization systems. Mr. Rydin received a B.A. degree in Social Ecology from the University of California, Irvine.

The Board of Directors selected Mr. Rydin to serve on the Board of Directors because it believes his experience and expertise in the medical device and spine industries contribute to the breadth of knowledge of the Board of Directors.

James L.L. Tullis has served as a Director since March 2018. With a career of over 40 years in health-care investing, he currently serves as the Chairman and Chief Executive Officer at Tullis Health Investors, a position he has held since 1985. Prior to founding Tullis Health Investors, Mr. Tullis was senior vice president of E.F. Hutton &Co. from 1983 to 1986 and a principal at Morgan Stanley & Co. where he worked from 1974 to 1983 and led healthcare investment research and, later, healthcare investment banking. During his tenure at Morgan Stanley, he received recognition 14 times on the Institutional Investor All-Star list of Wall Street’s top securities analysts and was twice named #1 Drug Analyst and was featured on the Wall Street Week television program. He also serves as a Chairman of the Board of the Lord Abbett family of mutual funds; and is a director of Crane Corporation. Mr. Tullis earned an M.B.A. from Harvard Business School and B.A. from Stanford University.

The Board of Directors selected Mr. Tullis to serve on the Board of Directors because believes his experience and expertise in the health-care industries contribute to the breadth of knowledge of the Board of Directors.

Donald A. Williams has served as a Director since April 2015. Mr. Williams is a 36-year veteran of the public accounting industry, having spent 18 years as a Partner with Ernst & Young LLP and seven years as a Partner with Grant Thornton LLP. Mr. Williams’ career focused on private and public companies in the technology and life sciences sectors. During his time at Grant Thornton from 2007 to 2014, he served as the national leader of Grant Thornton’s life sciences practice and the managing partner of the San Diego Office. He was the lead partner for both Ernst & Young and Grant Thornton on multiple initial public offerings, secondary offerings, private and public debt financings, as well as numerous mergers and acquisitions. From 2001 to 2014, Mr. Williams served on the Board of Directors and is past President and Chairman of the San Diego Venture Group. Mr. Williams also serves as a director of Akari Therapeutics Plc, a clinical stage biopharmaceutical company, ImpediMed Ltd, a company that develops bioimpedance devices, Marina Biotech, Inc., a biotechnology company focused on the development of therapeutics for certain disease intersections, and Proove Biosciences, Inc., a research company focused on personalized medicine. Mr. Williams earned a B.S. degree from Southern Illinois University.

The Board of Directors selected Mr. Williams to serve on the Board of Directors because it believes that his knowledge and experience as a partner in the public accounting industry and his knowledge in the medical device industry contribute to the breadth of knowledge of the Board of Directors.

Ward W. Woods has served as a Director since October 2017. He currently serves as Chairman of the Advisory Board of the Stanford Woods Institute and has been a director of such board since 2005, as Chair Emeritus and trustee of the Wildlife Conservation Society and has been a member of such society since 2000, and as a trustee of the David & Lucille Packard Foundation and has been a member of such foundation since 2009. He is also a member of the Council on Foreign Relations. He is former President and Chief Executive Officer of Bessemer Securities Corporation and Founding Partner of Bessemer Holdings, L.P. (1989-2003), a private equity firm. From 1978 to 1989, Mr. Woods was a senior partner and member of the Management Committee of Lazard Freres & Company. Prior to joining Lazard, Mr. Woods was a Managing Director and a Partner of Lehman Brothers and was co-head of the Corporate Finance Department. He joined Lehman Brothers in 1967 and was elected partner in 1973. Upon graduation from Stanford University in 1964, Mr. Woods joined the Fay Improvement Company, an engineering construction and real estate firm in San Francisco and in 1966 became its general manager, acting in that capacity until the company was sold in 1967. He is a former Trustee of Stanford University, former Chairman of The Stanford Management Company and a former trustee of the National Fish and Wildlife Foundation. Mr. Woods has also served as former Governor and Treasurer of The Nature Conservancy, Vice-Chair and trustee of The Asia Society and a trustee of The Boys Club of New York.

The Board of Directors selected Mr. Woods to serve on the Board of Directors because it believes that his knowledge and experience in the areas of financial management and services, strategy and growth and special situation opportunities contribute to the breadth of knowledge of the Board of Directors.

Executive Officers

Set forth below is certain information, as of April 23, 2018, regarding our executive officers who are not also directors. We have entered into employment agreements with all of our executive officers. All executive officers are at-will employees, subject to the termination provisions of their respective employment agreements.

Name	Age	Position
Jeffrey G. Black	49	Executive Vice President and Chief Financial Officer
Craig E. Hunsaker	54	Executive Vice President, People & Culture and General Counsel
Brian R. Snider	40	Executive Vice President, Strategic Marketing and Product Development
Kelli M. Howell	44	Executive Vice President, Clinical Strategies

Jeffrey G. Black has served as Executive Vice President and Chief Financial Officer since March 2017. Prior to joining us, from September 2015 until March 2017, Mr. Black was Chief Financial Officer of Applied Proteomics, Inc., a privately-held, non-invasive, proteomics-based diagnostics company. From April 2014 until September 2015, Mr. Black was Chief Financial Officer of AltheaDx, Inc., a privately-held pharmacogenetics diagnostics company. Before joining AltheaDx, Mr. Black was employed by Verenium Corporation (formerly Diversa Corporation), a clean technology company, where he served as Chief Accounting Officer from April 2005 until February 2011 and Chief Financial Officer from February 2011 through December 2013. He also served as Executive Director of Accounting and Corporate Controller of Ionis Pharmaceuticals (formerly ISIS Pharmaceuticals), a drug discovery company, as well as in finance and controller roles at Lightspan, Inc., TriTeal Corporation and Chiron Mimotopes Peptide Systems, LLC. He is a Certified Public Accountant (inactive), and is a member of the Board of Directors of Cellana, Inc., a San Diego-based algae bioproducts company. Mr. Black received a B.S. degree in Business from the University of Arizona.

Craig E. Hunsaker joined us in September 2016 as Executive Vice President, People & Culture, and added the role of General Counsel in March 2017. Prior to joining us, from April 2014 until September 2016, Mr. Hunsaker was a consultant in the areas of human resources and employment law including, from April 2014 to September 2014, Senior Advisor, Human Resources, for General Atomics, a San Diego-based defense contractor. Prior to that, from August 2009 until March 2014, he served as Senior Vice President, Global Human Resources and Vice President, Legal Affairs at NuVasive, Inc. Before joining NuVasive, Inc., Mr. Hunsaker was a practicing lawyer, specializing in trade secret protection and employment law. He was a partner in, and Managing Member of, the San Diego offices of law firms Mintz, Levin, Cohn, Ferris Glovsky and Popeo, P.C., and Fish & Richardson, P.C., and an associate in the San Diego offices of law firms Brobeck, Phleger & Harrison, LLP and Cooley LLP, and the Los Angeles office of Morgan, Lewis and Bockius. LLP. He received his Juris Doctorate from Columbia University School of Law, and a B.S. degree in Finance and International Business from Brigham Young University. He is admitted to practice law in all state and federal courts in the State of California.

Brian R. Snider has served as Executive Vice President, Strategic Marketing and Product Development since March 2017. Prior to joining us, from February 2008 until March 2017, Mr. Snider held various marketing leadership and global product management roles within NuVasive, Inc. Most recently, from September 2014 to March 2017, he served as Sr. Director and Business Lead of Thoracolumbar Anterior, which included overall responsibility for the anterior spinal column business, including XLIF®, NuVasive, Inc.’s lateral surgery procedure.  From June 2006 to February 2008, Mr. Snider held marketing leadership roles with Alveolus, Inc., a device company focused on interventional stent technologies. He also worked, from June 2001 to June 2006, at KPMG Consulting, in various business units, including Life Sciences.  Mr. Snider received an M.B.A. degree from the Fuqua School of Business at Duke University and a B.A. degree in Marketing and Information Systems from George Washington University.

Kelli M. Howell has served as Executive Vice President, Clinical Strategies since March 2018. For the 18 years prior to joining us, she held various management positions at NuVasive, Inc., including Vice President, Research & Health Informatics from January 2017 to March 2018, Vice President, Research & Education of NuVasive, Inc. from February 2015 to January 2017, and Vice President, Research at NuVasive, Inc. from April 2012 to February 2015. Prior to joining NuVasive, Inc., Ms. Howell was involved in research at Orthopedic Biomechanics Laboratory (OBL), Beth Israel Deaconess Medical Center in Boston. Ms. Howell received a M.S. degree in Biomedical Engineering from Boston University and a B.A. degree in Engineering Sciences from Dartmouth College.

Family Relationships

None of the directors or executive officers is related to any other director or executive officer of the Company by blood, marriage or adoption.

CORPORATE GOVERNANCE MATTERS

Board of Directors Independence

The Board of Directors has determined that the following directors are independent directors within the meaning of the applicable Nasdaq listing requirements: Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, R. Ian Molson, David H. Mowry, James L.L. Tullis, Donald A. Williams and Ward W. Woods.

Board of Directors Leadership Structure

The Board of Directors has no written policy with respect to the separation of the offices of Chairman and the Chief Executive Officer. Our bylaws and corporate governance guidelines provide the Board of Directors with the flexibility to change the structure of the Chairman and Chief Executive Officer positions as and when appropriate. Our Board of Directors makes determinations about leadership structure based on what it believes is best for the Company given specific circumstances. This flexibility allows the Board of Directors to review the structure of the Board of Directors periodically and determine whether to separate the two roles of Chairman and Chief Executive Officer based upon the Company’s needs and circumstances from time to time. The Board of Directors’ decision to recently combine such roles by appointing Mr. Miles as our Chief Executive Officer and Chairman is based on Mr. Miles’ experience successfully serving as both an executive and a director of both private and publicly-traded medical device companies and on what the Board of Directors believes is best for the Company.

Under our current governance guidelines, if the director holding the Chairman position is not independent, a Lead Director may be appointed by the independent directors. The Lead Director, among other things, works with the Chairman to set and approve agendas and schedules for meetings of the Board of Directors, serves as a liaison between the Chairman and the independent directors, presides at any meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors and monitors conflicts of interests of all directors. Our governance guidelines provide that independent directors will meet in executive session without management present at the time of each regular Board of Directors meeting and additionally as deemed appropriate or necessary. The Board of Directors believes that this leadership structure helps provide a well-functioning and effective balance between strong company leadership, an independent Lead Director and oversight by active, independent directors. The Board of Directors believes that given the Company’s corporate governance structures and processes, a combined Chairman and Chief Executive Officer position in conjunction with an independent Lead Director provides effective oversight of management by the Board of Directors and results in a high level of management accountability to stockholders. The Board of Directors believes the current leadership structure is appropriate for the company and promotes the development of long-term strategic plans and facilitates the implementation of such plans.

We believe that we have a strong governance structure in place, including independent directors, to help ensure the powers and duties of each of the Chairman, Chief Executive Officer and Lead Director roles are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet as an independent group, with Mr. Berkowitz serving as the Lead Director.

Mr. Miles has served as Chairman of the Board of Directors and Chief Executive Officer since March 2018, prior to which he served as the Executive Chairman since October 2017. In October 2017, when Mr. Miles was appointed as the Executive Chairman, in accordance with our governance guidelines, the Board of Directors appointed Mr. Berkowitz as the Lead Director, which position he presently holds. The Chairman of the Board of Directors, with the aid of the Lead Director, provides leadership to the Board of Directors and works with the Board of Directors to define its activities and the calendar for fulfillment of its responsibilities. The Chairman of the Board of Directors approves the meeting agendas after input from management, facilitates communication among members of the Board of Directors and presides at meetings of our Board of Directors and stockholders.

The Chairman of the Board of Directors, the Chairman of the Audit Committee, the Chairman of the Nominating and Governance Committee, the Chairman of the Compensation Committee and the other members of the Board of Directors work in concert to provide oversight of our management and affairs. The leadership of Mr. Miles fosters a collaborative culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. Our Board of Directors encourages communication among its members and between management and the Board of Directors to facilitate productive working relationships. Working with the Lead Director and other members of the Board of Directors, Mr. Miles also strives to ensure that there is an appropriate balance and focus among key Board of Directors responsibilities such as strategic development, review of operations and risk oversight.

The Board of Directors’ Role in Risk Oversight

The Board of Directors plays an important role in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. In particular, the Board of Directors administers its risk oversight function through: (1) the review and discussion of regular reports to the Board of Directors from its committees and our management team on topics relating to the risks that we face; (2) the required approval by the Board of Directors (or a committee of the Board of Directors) of significant transactions and other decisions; (3) the direct oversight of specific areas of our business by the Audit Committee, the Nominating and Governance Committee and Compensation Committee; and (4) regular reports from our auditors and outside advisors regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting. The Board of Directors also relies on management to bring significant matters impacting us to the Board of Directors’ attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for discussing the guidelines and policies that govern the process by which our exposure to risk is assessed and managed by management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition, we, under the supervision of the Audit Committee, have established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter in order to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

Because of the role of the Board of Directors in risk oversight, the Board of Directors believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. The Board of Directors recognizes that there are multiple leadership structures that could allow it to effectively oversee the management of the risks relating to our operations. The Board of Directors believes its current leadership structure enables it to effectively provide oversight with respect to such risks.

Committees of the Board of Directors and Meetings

Our Board of Directors currently has a standing Audit Committee, Nominating and Governance Committee and Compensation Committee as well as a special purpose Special Finance Committee formed on October 19, 2017 as described below. As of November 7, 2017, our prior Nominating, Governance and Compensation Committee was replaced with a separate Nominating and Governance Committee and a separate Compensation Committee, neither of which new committees met during the 2017 fiscal year. Other than with respect to Mr. Rydin, who was appointed to the Nominating and Governance Committee pursuant to the exceptional and limited circumstance independence exemption under Nasdaq Rule 5605(e)(3) on November 7, 2017, only independent directors serve on the committees. The table below indicates the members of each board committee:

Director	Audit Committee	Nominating and Governance Committee	Compensation Committee	Special Finance Committee

Mortimer Berkowitz III, Lead Director		Chair

Quentin Blackford	✓		✓	✓

R. Ian Molson	✓	✓

David H. Mowry	✓			✓

Jeffrey P. Rydin		✓*

Donald A. Williams	Chair			✓

Ward W. Woods			Chair	Chair

*	Appointed pursuant to Nasdaq Rule 5606(e)(3) exception to independence.

Meeting Attendance. During the 2017 fiscal year, there were eight meetings of our entire Board of Directors. In addition, the Audit Committee met seven times and the Nominating, Governance and Compensation Committee met five times. During 2017, no director attended fewer than 75% of the total number of meetings of the Board of Directors or committees of the Board of Directors on which he served that were held during the periods in which such director served. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged, but not required, to attend each annual meeting of our stockholders. Four directors attended our annual meeting of stockholders held in 2017.

Audit Committee. This committee currently has four members: Donald A. Williams (Chairman), Quentin Blackford, R. Ian Molson and David H. Mowry. Siri Marshall and Stephen O’Neil served as members of this committee during 2017 until their retirement from the Board of Directors in February 2017 and October 2017, respectively. Mr. Mowry joined the committee in April 2017 and Mr. Blackford joined the committee in November 2017. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual and quarterly financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits.

All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and Nasdaq, as such standards apply specifically to members of audit committees. The Board of Directors has designated Mr. Williams as the “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

A copy of the Audit Committee’s written charter is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.” Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Nominating and Governance Committee. This committee currently has three members: Mortimer Berkowitz III (Chairman), R. Ian Molson and Jeffrey P. Rydin. Our Nominating and Governance Committee’s role and responsibilities are set forth in the committee’s written charter and include, among other things: (i) evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees and (ii) evaluating and making recommendations to the full Board of Directors as to potential director candidates.

With respect to nominations for persons to be elected to our Board of Directors, the committee may consider Board of Directors candidates recommended by our stockholders as well as from other appropriate sources, such as other directors or officers, or third-party search firms. For all potential candidates, the committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of our stockholders. Although the Board of Directors has no formal policy regarding diversity, the committee seeks a broad range of perspectives and considers both the personal characteristics (such as gender, ethnicity, and age) and experience (such as industry, professional, and public service) of directors and prospective nominees to the Board of Directors. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2019 Annual Meeting of Stockholders, it must comply with the procedures set forth in our Bylaws and described under “Stockholder Proposals and Nominations for Directors,” including giving timely notice of the nomination in writing to our Corporate Secretary not less than 45 nor more than 75 days prior to the date that is one year from the date on which we first mail our proxy statement relating to our 2018 Annual Meeting of Stockholders. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it must make such proposal for such candidate in writing, addressed to the Nominating and Governance Committee in care of our Corporate Secretary, 5818 El Camino Real, Carlsbad, CA 92008. Submissions must be made by mail, courier or personal delivery and must contain the information set forth in our Nominating and Governance Committee’s written charter.

Other than Mr. Rydin, all members of the Nominating and Governance Committee qualify as independent directors under the standards promulgated by Nasdaq. Mr. Rydin is currently serving as a non-independent member of this Committee pursuant to the exceptional and limited circumstances exemption under Nasdaq Rule 5605(e)(3). Nasdaq Rule 5605(e)(3) permits one non-independent director to serve on the Nominating and Governance Committee for a period of up to two years if the Board of Directors has determined that it is in the best interests of the Company and its stockholders. Mr. Rydin served as Special Advisor to the Board from September 2016 through September 2017 and was compensated by the Company during that time pursuant to a Consulting Services Agreement with the Company.  While that agreement and the consulting services ended in September 2017, and while Mr. Rydin currently receives no compensation from the Company other than as a non-employee director described herein, Mr. Rydin is deemed not to be an independent director pursuant to Nasdaq Listing Rule 5605 for three years following termination of his consulting services. Nevertheless, pursuant to Nasdaq List Rule 5605(e)(3), the Board of Directors has determined that, due to Mr. Rydin’s experience and expertise in the medical device and spine industries, he is uniquely positioned to assist the Board in identifying qualified candidates for director and Board committees, to assist the Board in its review of Board performance, and to otherwise serve on the Nominating and Governance Committee, and it is in the best interests of the Company and its stockholders for him to serve as a member of the Nominating and Governance Committee.

A copy of the Nominating and Governance Committee’s written charter is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.”

Compensation Committee. This committee currently has two members: Ward W. Woods (Chairman) and Quentin Blackford. Our Compensation Committee’s role and responsibilities are set forth in the committee’s written charter and include, among other things, reviewing, approving, and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that determination without the presence of the Chief Executive Officer. This committee also administers our equity compensation plans.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.”

Special Finance Committee. On October 19, 2017 the Board of Directors appointed a Special Finance Committee, consisting of Mr. Woods (Chairman) and Messrs. Blackford, Mowry and Williams, to review, consider, evaluate and make recommendations to the Board of Directors with respect to possible strategic transactions, including, without limitation, debt and equity financing transactions, including with respect to the Company’s outstanding credit facilities and any other debt restructuring activities.

Stockholder Communications to the Board of Directors

Stockholders may communicate with the Board of Directors by sending a letter to the following address: Attn: Security Holder Communication, Corporate Secretary, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board of Directors, or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business or is similarly inappropriate. The Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Communications should not exceed 500 words in length and must be accompanied by the following information:

•	A statement of the type and amount of the securities of the Company that the person holds;
•	Any special interest, meaning an interest not in the capacity as a security holder of the Company, that the person has in the subject matter of the communication; and
•	The address, telephone number and e-mail address, if any, of the person submitting the communication.

A copy of the Policy on Security Holder Communications with Directors is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.”

Compensation Practices and Policies Relating to Risk Management

We believe that we do not utilize compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on us. We use common variable compensation designs across all of our business units and divisions, with a significant focus on corporate and business financial performance.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation paid or accrued during the fiscal years ended December 31, 2017 and 2016, for services rendered to us by our Chief Executive Officer, and two other most highly compensated executive officers in 2017, our President and Chief Operating Officer and our Executive Vice President, People & Culture and General Counsel. We refer to these executive officers as our “Named Executive Officers” elsewhere in this report.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation($)(2)	All Other Compensation ($)(3)	Total ($)

Patrick S. Miles (4)	2017	116,346	—	3,220,000	—	90,000	4,755	3,431,101
Chief Executive Officer

Terry M. Rich (5)	2017	450,000	—	—	444,672	150,000	31,365	1,076,037
President and Chief Operating Officer	2016	8,654	—	886,000	651,220	—	22	1,545,896

Craig E. Hunsaker (6)	2017	350,000	—	—	526,935	95,000	31,303	1,003,238
Executive Vice President, People & Culture and General Counsel

(1)

In accordance with SEC rules, this column represents the aggregate grant date fair value of these awards granted during 2017 and 2016 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions and methodologies used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended December 31, 2017, included in our Annual Report on Form 10-K filed with the SEC on March 9, 2018, and for the fiscal year ended December 31, 2016, included in our Annual Report on Form 10-K filed with the SEC on March 31, 2017, respectively. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock awards, the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock awards or stock options.

(2)	Non-Equity Incentive Plan Compensation includes bonus amounts earned as of December 31, 2017 but paid in 2018.
(3)

All Other Compensation for 2017 includes health and health related benefits, disability insurance premiums and matching contributions under our 401(k) plan paid by the Company. All Other Compensation for 2016 consists of matching contributions under our 401(k) plan and long-term disability insurance premiums paid by us.

(4)	Mr. Miles was appointed our Executive Chairman on October 1, 2017 and our Chief Executive Officer on March 6, 2018.
(5)	Mr. Rich was appointed our Chief Executive Officer on December 10, 2016 and our President and Chief Operating Officer on March 6, 2018.
(6)	Mr. Hunsaker was appointed our Executive Vice President, People & Culture on September 15, 2016 and General Counsel on March 1, 2017.

Narrative Disclosure to Summary Compensation Table

Employment and Separation Agreements

Patrick S. Miles

In connection with his appointment, we entered into an employment letter agreement with Mr. Miles, effective as of October 2, 2017, setting forth Mr. Miles’ compensation and certain other terms. Mr. Miles’ employment is at-will. Pursuant to his employment letter agreement, Mr. Miles will be paid an annual base salary of $550,000 and he will be eligible to receive an annual target cash bonus equal to 110% (prorated to 50% for fiscal 2017) of his annual base salary upon the Company’s and his achievement of goals to be established by the Board of Directors each fiscal year. Mr. Miles is also entitled to participate in all of the Company’s benefits programs available to management employees and to receive reimbursement of reasonable expenses he incurs in connection with his service to the Company.

Pursuant to the employment letter agreement, in connection with the commencement of his employment on October 2, 2017, Mr. Miles will receive restricted stock units (“RSUs”) covering 1,000,000 shares of the Company’s common stock under the Company’s 2016 Employment Inducement Award Plan, as amended (the “Inducement Plan”), for which the Board approved an amendment in order to increase the shares reserved thereunder by 1,000,000 shares to 2,550,000 shares, effective October 2, 2017. Such awards were granted to Mr. Miles as a material inducement to his entering into employment with the Company, pursuant to Nasdaq rules. The RSUs will vest in equal installments on each of the first three anniversaries of Mr. Miles’ first date of employment, subject to Mr. Miles’ continued service with the Company through the applicable vesting date. In addition, the RSUs will fully vest upon a change in control (as defined in the Inducement Plan) of the Company.

We and Mr. Miles also entered into a severance agreement and a change in control agreement, each effective October 2, 2017. The severance agreement provides that in the event Mr. Miles’ employment is terminated without cause, he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company and certain other conditions: (a) the payment of cash severance in a lump sum equal to one and one half times the sum of (x) his regular annual base salary and (y) his annual target bonus in effect in the calendar year in which the termination of employment occurs; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (c) the post-termination exercise period for any vested stock options held by Mr. Miles at the date of termination will be extended through the later of (i) 90 days after his date of termination or (ii) the remaining term of such awards.

Under the change in control agreement, in the event Mr. Miles’ employment is terminated without cause or for good reason (as defined in the agreement), and such termination occurs within 24 months following a change in control (as defined in the agreement), he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company: (a) the payment of cash severance in a lump sum equal to the sum of (x) two times his annual compensation; (y) the product of (i) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs, up to a maximum of 6 months) of the highest grant date fair value of any long-term incentive award (cash and/or equity-based) granted to Mr. Miles in the three calendar year period prior to the calendar year in which the termination date occurs; and (z) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs) of the greater of (i) the annual target bonus in effect in the calendar year in which the termination of employment occurs or (ii) the highest annual bonus paid to Mr. Miles of the three bonuses paid to him prior to his termination; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (3) all of his outstanding equity awards will become fully vested to the extent that such vesting is based on service with the Company.

Terry M. Rich

In connection with his appointment, we entered into an employment letter agreement with Mr. Rich, effective as of December 10, 2016, setting forth Mr. Rich’s compensation and certain other terms. Mr. Rich’s employment is at-will. Pursuant to his employment letter agreement, Mr. Rich will be paid an annual base salary of $450,000 and he will be eligible to receive an annual target cash bonus equal to 100% of his annual base salary upon the Company’s and his achievement of goals to be established by the Board of Directors each fiscal year. Mr. Rich is also entitled to participate in all of the Company’s benefits programs available to management employees and to receive reimbursement of reasonable expenses he incurs in connection with his service to the Company.

We and Mr. Rich also entered into a severance agreement and a change in control agreement, each effective December 10, 2016. The severance agreement provides that in the event Mr. Rich’s employment is terminated without cause, he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company and certain other conditions: (a) the payment of cash severance in a lump sum equal to one and one-half times the sum of (x) his regular annual base salary and (y) his annual target bonus in effect in the calendar year in which the termination of employment occurs; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (c) the post-termination exercise period for any vested stock options held by Mr. Rich at the date of termination will be extended through the later of (i) 90 days after his date of termination or (ii) the remaining term of such awards.

Under the change in control agreement, in the event Mr. Rich’s employment is terminated without cause or for good reason (each as defined in the agreement), and such termination occurs within 24 months following a change in control (as defined in the agreement), he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company: (a) the payment of cash severance in a lump sum equal to the sum of (w) two times his regular annual base salary, (x) two times his annual target bonus in effect in the calendar year in which the termination of employment occurs, (y) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs, up to a maximum of 6 months) of the highest grant date fair value of any long-term incentive award (cash and/or equity-based) granted to Mr. Rich in the three calendar year period prior to the calendar year in which the termination date occurs, and (z) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs) of the greater of (i) the annual target bonus in effect in the calendar year in which the termination of employment occurs or (ii) the highest annual bonus paid to Mr. Rich of the three bonuses paid to him prior to his termination; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; (c) all of his outstanding equity awards will vest (with any performance awards vesting as set forth in the applicable award agreements); and (d) the post-termination exercise period for any vested stock options held by Mr. Rich at the date of termination will be extended through the later of (x) 24 months after his date of termination or (y) the remaining term of such awards (provided that if his stock options are terminated or cashed-out in connection with a change in control, he shall receive a lump sum cash payment equal to the time value of such stock options (i.e., as determined under the Black-Scholes method) inclusive of the economic value for the extended post-termination exercise period).

Craig E. Hunsaker

In connection with his appointment, we entered into an employment letter agreement with Mr. Hunsaker, effective as of September 14, 2016, setting forth Mr. Hunsaker’s compensation and certain other terms. Mr. Hunsaker’s employment is at-will. Pursuant to his employment letter agreement, Mr. Hunsaker will be paid an annual base salary of $350,000 and he will be eligible to receive an annual target cash bonus equal to 70% of his annual base salary upon the Company’s and his achievement of goals to be established by the Board of Directors each fiscal year. Mr. Hunsaker is also entitled to participate in all of the Company’s benefits programs available to management employees and to receive reimbursement of reasonable expenses incurred in connection with his service to the Company.  In the event Mr. Hunsaker’s employment is terminated without cause, he will be eligible to receive, subject to his execution of a release of claims against the Company and certain other conditions: (a) an amount equal to one times his regular annual base salary; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 12 months; and (c) the post-termination exercise period for any vested stock options held by Mr. Hunsaker at the date of termination will be extended through the later of (i) 90 days after his date of termination or (ii) the remaining term of such awards.

Pursuant to the employment letter agreement, in connection with the commencement of his employment on September 14, 2016, Mr. Hunsaker received 173,322 RSUs, as well as performance-based RSUs with an aggregate target value of $750,000.  The number of performance-based RSUs will be determined upon the earlier of (i) the third anniversary of September 14, 2016 and (ii) a change in control of the Company (as defined in the 2016 Plan), at which time the performance-based RSUs will cliff vest in the dollar amount of 0% to 260% of the target value, and will be settled in shares of Company common stock based on the fair market value of such shares based on the then current market capitalization of the Company and in accordance with the table and terms set forth in Mr. Hunsaker’s employment agreement.  Such awards were granted to Mr. Hunsaker pursuant to the 2016 Plan.  The RSUs that are not performance-based will vest in equal installments on each of the first three anniversaries the date of grant (October 5, 2016), subject to Mr. Hunsaker’s continued service with the Company through the applicable vesting date. In addition, the RSUs will fully vest upon a change in control (as defined in the 2016 Plan) of the Company.

We and Mr. Hunsaker also entered into a change in control agreement, effective September 14, 2016. Under the change in control agreement, in the event Mr. Hunsaker’s employment is terminated without cause or for good reason (each as defined in the agreement), and such termination occurs within 24 months following a change in control (as defined in the agreement), he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company: (a) a payment of cash severance in a lump-sum equal to the sum of (x) two times his annual compensation; (y) the product of (i) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs, up to a maximum of 6 months) of the highest grant date fair value of any long-term incentive award (cash and/or equity-based) granted to Mr. Hunsaker in the three calendar year period prior to the calendar year in which the termination date occurs; and (z) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs) of the greater of (i) the annual target bonus in effect in the calendar year in which the termination of employment occurs or (ii) the highest annual bonus paid to Mr. Rich of the three bonuses paid to him prior to his termination; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and ; (c) all of his outstanding equity awards will vest (with any performance awards vesting as set forth in the applicable award agreements); and (d) the post-termination exercise period for any vested stock options held by Mr. Hunsaker at the date of termination will be extended through the later of (x) 24 months after his date of termination or (y) the remaining term of such awards (provided that if his stock options are terminated or cashed-out in connection with a change in control, he shall receive a lump sum cash payment equal to the time value of such stock options (i.e., as determined under the Black-Scholes method) inclusive of the economic value for the extended post-termination exercise period).

Outstanding Equity Awards at December 31, 2017

The following table sets forth information regarding grants of stock options and unvested stock awards that were outstanding and held by our Named Executive Officers as of December 31, 2017.

		Option Awards (1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Patrick S. Miles	10/02/2017	—	—		—	—	1,000,000	(3)	2,660,000

Terry M. Rich	07/26/2017	—	234,861		1.68	07/26/2027	—		—
	07/26/2017	—	151,139		1.68	07/26/2027	—		—
	12/10/2016	50,000	150,000		4.90	12/10/2026	—		—
	12/12/2016	—	—		—	—	150,000	(4)	399,000

Craig E. Hunsaker	07/26/2017	—	120,248		1.68	07/26/2027	—		—
	07/26/2017	—	72,752		1.68	07/26/2027	—		—
	06/15/2017	9,326	22,384	(6)	1.93	06/15/2027	—		—
	06/15/2017	—	1,866	(6)	1.93	06/15/2027	—		—
	02/21/2017	2,360	18,609	(6)	3.09	02/21/2027	—		—
	02/21/2017	32,362	71,669	(6)	3.09	02/21/2027	—		—
	10/05/2016	—	—		—	—	173,322	(5)	461,037
	10/05/2016	—	—		—	—	115,548	(4)	307,358

(1)

Except as described below, all unvested option awards vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remainder of the options vesting monthly over the subsequent three years, provided that the executive remains employed as of the applicable vesting date. In addition, the stock options will fully vest upon a change in control of the company and shall be subject to certain accelerated vesting in the event of the executive’s death or disability. All option awards have a term of ten years from the date of grant.

(2)	Amount based on the December 29, 2017 closing price of $2.66 per share of our common stock on Nasdaq.
(3)	The RSUs vest ratably over 3 years with automatic vesting upon a change in control event.

(4)

The RSUs vest in four equal installments on each of the first four anniversaries of the date of grant, subject to the executive’s continuous service to the Company on each such vesting date. The award shall fully vest upon a change in control of the company and shall be subject to certain accelerated vesting in the event of the executive’s death or disability.

(5)	The performance-based RSUs, if earned, vest in a single installment on the third anniversary of September 14, 2016 (the settlement date) with automatic vesting upon a change in control event.
(6)	These awards vest over 36 months and automatically upon a change in control event.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2017 to each of our current directors and to former directors, Leslie H. Cross, Stephen E. O’Neil and Siri S. Marshall. There was no compensation paid to former directors Rohit Desai and Tom C. Davis in 2017.  In addition, there was no compensation paid to Mr. Miles and Mr. Rich for their service as directors in 2017, and as a result, there was no director compensation included in the executive compensation tables above for Mr. Miles and Mr. Rich.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)

Mortimer Berkowitz III (1)	—		—	—	—
R. Ian Molson	94,642		37,499	38,009	170,150
Donald Williams	50,292		37,499	38,009	125,800
David Mowry	26,750		37,499	38,009	102,258
Jeffrey P. Rydin	208,024	(4)	—	—	208,024
Quentin Blackford	12,250		—	—	12,250
Ward W. Woods	16,250		—	—	16,250
Leslie H. Cross	29,000		37,499	48,854	115,353
Stephen E. O’Neil	24,750		37,499	38,009	100,258
Siri Marshall	—		—	—	—

(1)	Mr. Berkowitz was not paid any compensation for service as a director during 2017.
(2)

Amounts represent the aggregate grant date fair value of stock awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures.  The assumptions and methodologies used in the valuation of these awards are discussed in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 9, 2018.

(3)

Amounts represent the aggregate grant date fair value of option awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures.  The assumptions and methodologies used in the valuation of these awards are discussed in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 9, 2018.

(4)	Represents consulting fees of $193,296 paid to Mr. Rydin in 2017 and $14,728 earned as a result of his service as a board member.

In conjunction with Leslie Cross’ departure from the Board effective June 15, 2017, the vesting associated with 88,436 of his options were accelerated and the period of time during which Mr. Cross may exercise the vested options was extended through the earlier of June 15, 2019 or the options original termination date. In conjunction with Stephen O’Neil’s departure from the Board effective October 1, 2017, the vesting associated with 29,223 of his options and 18,939 restricted stock awards were accelerated and the period of time during which Mr. O’Neil may exercise the vested options was extended through the earlier of October 1, 2019 or the options original termination date.

Our non-employee directors receive the following annual compensation: (i) an annual grant of nonqualified options equivalent in value to $30,000 ($50,000 in the case of the non-employee Chairman of the Board) on the date of grant with three-year vesting; (ii) an annual grant of shares of restricted stock equivalent in value to $45,000 ($75,000 in the case of the non-employee Chairman of the Board) on the date of grant with one-year vesting; (iii) an annual cash retainer of $25,000, which is paid quarterly; (iv) each non-employee director who serves as Chairman of a committee will receive an annual payment of $20,000, paid quarterly; and (v) each non-employee director who serves as a member of a Board committee will receive an annual payment of $8,000, paid quarterly.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2017:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	2,791,474	(2)	$4.35	610,911	(3)
Equity compensation plans not approved by security holders(4)	2,363,870	(5)	4.12	28,356

Total	5,155,344		$4.31	639,267

(1)	Includes awards outstanding under our Amended and Restated 2005 Employee, Director and Consultant Stock Plan (our “2005 Plan”), which expired by its terms in April 2016, and our 2016 Plan.
(2)	Excludes 210,650 shares subject to unvested RSU and restricted stock awards under our 2005 Plan and our 2016 Plan as of December 31, 2017.
(3)

Includes 450,401 shares remaining available for issuance under our 2016 Plan as of December 31, 2017 and 160,510 shares remaining available for issuance under our 2007 Employee Stock Purchase Plan as of December 31, 2017.

(4)	The material features of our Inducement Plan are described in Note 9 to our consolidated financial statements included in our Form 10-K.
(5)	Excludes 1,788,870 shares subject to unvested RSU awards under our Inducement Plan as of December 31, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act, were filed on a timely basis, except that 9 reports, in the aggregate, consisting of one initial report of beneficial ownership on Form 3 (Ward W. Woods) and 8 reports of changes in beneficial ownership on Form 4 were filed late by each of the following directors and executive officers: Leslie H. Cross and Jeffrey Black (each with one report regarding one transaction); Leslie H. Cross, Stephen O’Neil, David Mowry, Donald Williams, R. Ian Molson and Craig E. Hunsaker (each with one report regarding two transactions).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below or under the heading “Executive Officer and Director Compensation,” there were no transactions to which we were a party since January 1, 2017 through the date of this proxy statement in which the amount involved exceeds $120,000 and in which our directors, executive officers and, to our knowledge, beneficial owners of more than 5% of our voting securities, or their immediate family members or affiliates, had or will have a direct or indirect material interest.

Agreements with our Officers, Directors and Principal Stockholders

For the year ended December 31, 2017, we incurred costs of less than $0.1 million related to reimbursement of travel and administrative expenses to HealthpointCapital, LLC. John H. Foster, our former director, is a significant equity holder of HealthpointCapital, LLC, and an affiliate of HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P., which are significant stockholders. In addition, for the year ended December 31, 2017, we paid less than $0.1 million in connection with the indemnification obligations of our affiliates, Scient’x S.A.S. and Surgiview S.A.S., all of which was related to a litigation matter in which indemnification was provided by us to certain directors of our affiliates that are also our directors.

We have entered into indemnification agreements with all of our directors. The indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law and to advance expenses incurred by them in connection with any proceeding against them with respect to which they may be entitled to indemnification by us.

On October 2, 2017, we entered into securities purchase agreements with two of our Directors in connection with their joining the Board of Directors, Patrick Miles and Quentin Blackford, pursuant to which Messrs. Miles and Blackford agreed to purchase from the Company, collectively, between 1,520,000 and 1,740,000 shares of its common stock at a purchase price of $2.26 per share, which was the current market value of the shares purchased as defined by Nasdaq based on the consolidated closing bid price on September 29, 2017, the last trading day before execution of such Securities Purchase Agreement. The Securities Purchase Agreement executed by the Company and Mr. Miles also provided for the issuance by the Company to Mr. Miles at the closing of the share purchase of a warrant to purchase up to 1,327,434 shares of its common stock at an exercise price of $5.00 per share, which warrant will expire and no longer be exercisable, and its provisions shall have no further force or effect, upon the earlier of (a) the date on which the warrant has been exercised for the maximum amount of shares available for issuance thereunder and (b) the fifth anniversary of the issuance of the warrant. The aggregate gross proceeds of the issuance and sale of the shares to Messrs. Miles and Blackford pursuant to the securities purchase agreements was $4 million. Assuming exercise of all of the shares of common stock issuable under the Warrant, the Company will receive additional proceeds of approximately $6.6 million. The Company intends to use the net proceeds from the issuance and sale of the shares and the exercise of the shares of common stock issuable under the Warrant for general corporate and working capital purposes.

In our March 2018 private placement, the following directors and executive officers of the Company (or their affiliates) purchased an aggregate of $5.0 million of shares of Series B Convertible Preferred Stock, which shares are convertible into approximately 1,587,302 shares of common stock, and Warrants to purchase up to  approximately 1,349,206 shares of common stock: Ward W. Woods ($2,000,000), Patrick S. Miles ($1,000,000), Mortimer Berkowitz III ($800,000), Terry M. Rich ($500,000), Craig Hunsaker ($500,000), Brian R. Snider ($100,000), Jeffrey Black ($50,000).

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Patrick S. Miles, David H. Mowry, Terry M. Rich, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors for a term of one year until the 2019 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Patrick S. Miles, David H. Mowry, Terry M. Rich, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted FOR each nominee at the Annual Meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EVAN BAKST, MORTIMER BERKOWITZ III, QUENTIN BLACKFORD, JASON HOCHBERG, PATRICK S. MILES, DAVID H. MOWRY, TERRY M. RICH, JEFFREY P. RYDIN, JAMES L.L. TULLIS, DONALD A. WILLIAMS AND WARD W. WOODS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors is seeking stockholder ratification of its selection of Mayer Hoffman McCann P.C. (“Mayer Hoffman”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Representatives of Mayer Hoffman are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Mayer Hoffman as our independent registered public accounting firm is not required under the laws of the State of Delaware, by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of Mayer Hoffman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Mayer Hoffman. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively on this proposal at the Annual Meeting will be required to ratify the selection of Mayer Hoffman. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the results of the vote. Brokerage firms have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Changes in Certifying Accountant

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 5, 2017, the Audit Committee approved the engagement of Mayer Hoffman as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017. Also, the Audit Committee informed Ernst & Young LLP (“Ernst & Young”) that it had been dismissed, effective August 29, 2017, as the Company’s independent registered public accounting firm. The report of Ernst & Young on the Company’s consolidated financial statements for the fiscal year ended December 31, 2016, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Ernst & Young on the Company’s consolidated financial statements for the fiscal year ended December 31, 2015, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, but was modified to include an explanatory paragraph regarding uncertainty of the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through the date of the filing of the Company’s Form 8-K on September 5, 2017, there were no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through the date of the filing of the Company’s Form 8-K on September 5, 2017, there were no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K, except with respect to the material weaknesses in internal control over financial reporting identified by management in connection with its assessment of the Company’s internal control over financial reporting at June 30, 2015, September 30, 2015 and December 31, 2015.

Fees of Principal Accounting Firm

The following table presents fees for professional audit services rendered by Ernst & Young and Mayer Hoffman for the audit of our annual financial statements for the fiscal years ended December 31, 2017 and 2016, as applicable, and fees billed for other services rendered by our certifying principal accountant during those periods.

	Ernst & Young		Mayer Hoffman
	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2017
Audit fees (1)	$2,032,616	$273,882	$290,000
Audit-related fees	—	—	—
Tax fees	—	—	—
All other fees	—	—	—
Total	$2,032,616	$273,882	$290,000

(1)

Represents aggregate fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of financial statements included in the Company’s periodic filings, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

All fees described above were pre-approved by the Audit Committee.

Mayer Hoffman leases substantially all its personnel, who work under the control of Mayer Hoffman shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. All of the hours expended on Mayer Hoffman’s engagement to audit our financial statements for the 2017 fiscal year were attributed to work performed by such leased personnel.

Pre-Approval Policies and Procedures

Pursuant to its charter, it is a primary duty and responsibility of the Audit Committee to pre-approve all audit and non-audit services rendered by our independent registered public accounting firm, and all such services were pre-approved in accordance with its charter during the fiscal years ended December 31, 2017 and 2016. Pursuant to its authorized responsibilities, the Audit Committee generally pre-approves specified services in the defined categories of audit services, tax services and other permissible non-audit services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of non-audit services by Ernst & Young and Mayer Hoffman was compatible with maintaining the independence of Ernst & Young and Mayer Hoffman and all such services had been preapproved.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference.

Audit Committee Report

The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing and financial reporting practices.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Mayer Hoffman a formal written statement describing all relationships between the Company and Mayer Hoffman that might bear on Mayer Hoffman’s independence consistent with applicable requirements of the Public Company Accounting Oversight Board (United States) regarding Mayer Hoffman’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Mayer Hoffman any relationships that may impact their objectivity and independence and satisfied itself as to Mayer Hoffman’s independence.

The Audit Committee discussed with Mayer Hoffman the matters required to be communicated under Auditing Standards No. 1301, as amended, “Communication with Audit Committees.” In addition, with and without management present, the Audit Committee discussed and reviewed the results of Mayer Hoffman’s examination of the Company’s 2017 financial statements.

Based upon the Audit Committee’s discussion with management and Mayer Hoffman and the Audit Committee’s review of the representation of the Company’s management and the independent registered public accounting firm’s report to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company include the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC. The Audit Committee has also recommended, subject to stockholder approval, the ratification of the appointment of Mayer Hoffman as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Audit Committee

Donald A. Williams (Chairman)
Quentin Blackford
R. Ian Molson
David H. Mowry

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: APPROVAL OF AMENDMENT OF THE 2016 EQUITY INCENTIVE PLAN

Our Board of Directors believes that equity incentives are important tools in motivating the performance of our officers, key employees and directors. As of April 23, 470,894 shares are available for grant of future equity awards under the 2016 Plan. Upon the recommendation of the Compensation Committee, the Board of Directors has approved, subject to stockholder approval, an amendment to the 2016 Plan to increase the number of shares authorized for issuance under the 2016 Plan by 3,000,000 shares for a total number of shares authorized for issuance thereunder equal to 6,083,333 shares of common stock. In addition to the foregoing the amendment also corrects a typographical error contained in the 2016 Plan. The proposed amendment to the 2016 Plan is attached hereto as Appendix B.

New 2016 Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the plan administrator.

Except as may otherwise be described in this proxy statement, benefits and amounts that will be received or allocated under the 2016 Plan are not determinable at this time because future awards to our officers, employees and consultants under the 2016 Plan are discretionary. Additionally, awards to non-employee directors may differ from the awards described herein.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting is required to approve the amendment to the 2016 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR 2016 EQUITY INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: ADVISORY VOTE TO APPROVE

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are seeking your advisory vote of the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the section of this proxy statement titled “Executive Officer and Director Compensation.” You are being asked to vote on the following advisory resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers of Alphatec Holdings, Inc., as disclosed pursuant to the compensation disclosure rules of the SEC including the compensation tables, and the related material disclosed in this proxy statement is hereby APPROVED.”

The compensation of our Named Executive Officers is based on a design that ties a substantial percentage of an executive’s compensation to the attainment of financial and other performance measures that, the Board of Directors believes, promote the creation of long-term stockholder value and position the Company for long-term success. As described more fully in the “Executive Officer and Director Compensation” section of this proxy statement, the mix of fixed and performance based compensation and the terms of long-term incentive awards, as well as the terms of executives’ employment agreements, are all designed to enable the Company to attract, motivate and retain key executives who are crucial to our long-term success while, at the same time, creating a close relationship between performance and compensation. The Compensation Committee and the Board of Directors believe that the design of the program, and hence the compensation awarded to our Named Executive Officers under the current program, fulfills this objective.

Stockholders are urged to read the “Executive Officer and Director Compensation” section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.

The affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting is required to approve, on an advisory basis, this resolution. Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation program and when making future decisions regarding executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SET FORTH IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 5: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK (OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK): (A) REPRESENTING MORE THAN 19.99% OF THE OUTSTANDING COMMON STOCK OR VOTING POWER OF THE COMPANY; (B) TO INSIDERS AT LESS THAN MARKET PRICES; AND (C) THAT COULD RESULT IN A NASDAQ CHANGE OF CONTROL

Background

Acquisition of SafeOp Surgical, Inc. by Merger

On March 6, 2018, the Company and its newly-created wholly-owned subsidiary, Safari Merger Sub, Inc. (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SafeOp Surgical, Inc., a Delaware corporation (“SafeOp”), certain key stockholders of SafeOp and a stockholder representative. The Merger Agreement provides for a reverse triangular merger (the “Merger”), which was consummated on March 8, 2018, in which Sub was merged into SafeOp, with SafeOp being the surviving corporation and a wholly-owned subsidiary of the Company. Under the terms of the Merger Agreement, the Company paid to the former stockholders of SafeOp $15 million in cash, 3,265,132 shares of common stock (the “Merger Closing Shares”), $3 million of notes (the “Merger Notes”) that are convertible into 986,578 shares of common stock, assuming conversion of principal and accrued interest at maturity (the “Merger Note Shares”), and warrants to purchase 2.2 million shares of common stock (the “Merger Warrants”) at an exercise price of $3.50 per share (the “Merger Warrant Shares”). An additional 443,421 shares of common stock are issuable to the former stockholders of SafeOp upon achievement of certain post-closing milestones (the “First Milestone Merger Shares”), and 886,842 shares of common stock are issuable upon achievement of certain additional post-closing milestones (the “Second Milestone Merger Shares”). The Merger Closing Shares, Merger Note Shares, Merger Warrant Shares, First Milestone Merger Shares, and Second Milestone Merger Shares are referred to collectively as the “Merger Shares.”

Private Placement

On March 8, 2018, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company sold in a private placement (the “Private Placement”) to certain institutional and accredited investors (collectively, the “Purchasers”), including certain directors and executive officers of the Company, at a purchase price of $1,000 per share, 45,200 shares (the “Preferred Shares”) of its newly designated Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”), and warrants (the “Private Placement Warrants”) to purchase up to 12,196,851 shares of common stock (the “Private Placement Warrant Shares”) at an exercise price of $3.50 per share.

The Preferred Shares will be converted automatically into approximately 14,349,236 shares of the Company’s common stock (“Preferred Conversion Shares”), at a conversion price of $3.15 per share (subject to adjustment as described below and in the Series B Designation of Rights (as defined below)), upon approval by the Company’s stockholders (“Stockholder Approval”) of this Proposal 5, as required in accordance with Nasdaq rules as further described below. The Private Placement Warrants will become exercisable following Stockholder Approval, are subject to certain ownership limitations in certain cases, and expire five years after the date of such Stockholder Approval. The Preferred Conversion Shares and the Private Placement Warrant Shares are referred to collectively as the “Private Placement Shares.”

The aggregate gross proceeds for the Private Placement were approximately $45.2 million. The Company intends to use the net proceeds from the Private Placement for general corporate and working capital purposes and to fund strategic initiatives, including funding a portion of the cash consideration paid in the Merger.

Warrant Exercise and New Warrants

On March 8, 2018, the Company entered into a Warrant Exercise Agreement (the “Warrant Exercise Agreement”) with an existing holder of an outstanding warrant (the “Warrant Holder”) to purchase up to an aggregate of 2,400,000 shares of common stock, at an exercise price of $2.00 per share (the “Original Warrant”). Pursuant to the terms of the Warrant Exercise Agreement, the Warrant Holder agreed to exercise, from time to time and in accordance with the terms of the Original Warrant, including certain beneficial ownership limitations set forth therein, the Original Warrant for cash (the “Warrant Exercise”). As a result of the Warrant Exercise, the Company received gross proceeds of $3.4 million on March 8, 2018 from the exercise of 1.7 million shares of the Original Warrant, and expects to receive additional gross proceeds of up to $1.4 million thereafter from additional exercises of the remaining shares under the Original Warrant following Stockholder Approval. The Company expects to use the net proceeds from the exercise of the Original Warrant for general corporate and working capital purposes and to fund strategic initiatives.

Pursuant to the terms of the Warrant Exercise Agreement, and in order to induce the Warrant Holder to exercise the Original Warrant, the Company has issued to the Warrant Holder new warrants (the “New Warrants”) to purchase a number of shares of common stock equal to 75% of the number of shares of common stock received by the Warrant Holder upon the cash exercise of the Original Warrant. The terms of the New Warrants are substantially similar to the terms of the Private Placement Warrants, and have an exercise price of $3.50 per share.

The New Warrants will become exercisable following Stockholder Approval, are subject to certain ownership limitations, and expire five years after the date of Stockholder Approval.

The Merger Warrants, the Private Placement Warrants, and the New Warrants are sometimes referred to herein collectively as the “Warrants.”

Registration Rights Agreements

In connection with the Private Placement, the Merger and the Warrant Exercise Agreement, the Company is party to a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, the recipients of the Merger Shares and the Warrant Holder (collectively, the “Holders”). Pursuant to the Registration Rights Agreement, the Company was obligated to prepare and file a registration statement (the “Resale Registration Statement”) with the SEC by April 16, 2018 for purposes of registering the resale of the Private Placement Shares, the Merger Shares and the shares of common stock issuable upon exercise of the New Warrants. The Company also agreed to use its best efforts to cause the Resale Registration Statement to be declared effective by the SEC by May 7, 2018 (by June 5, 2018 in the event the Resale Registration Statement is reviewed by the SEC). If the Company fails to meet the specified filing deadlines or keep the Resale Registration Statement effective, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Holders. Pursuant to the Registration Rights Agreement, the Company gave certain rights to the Holders to require the Company to cooperate with an underwritten offering of their registered securities, and to “piggyback” on certain offerings by the Company. The Company also agreed, among other things, to indemnify the selling holders under the registration statements from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

Support Agreements

Prior to the closing of the Private Placement and the Merger (the “Closing”), and as a condition to Closing, certain stockholders comprising a majority of the outstanding shares of common stock of the Company entered into support agreements (“Support Agreements”) pursuant to which such stockholders agreed to vote all shares of common stock owned by them in favor of this Proposal 5. Accordingly, a sufficient number of stockholders have signed such Support Agreements to ensure approval of this Proposal 5.

Reasons for Stockholder Approval

Our Board of Directors is seeking the approval of our stockholders under applicable Nasdaq Rules, including Rules 5635(a), (b) and (d), with respect to the issuance of shares of our common stock (or securities convertible into or exercisable for common stock):

(A) representing more than 19.99% of our outstanding common stock or voting power in connection with: (i) the acquisition of SafeOp Surgical, Inc. by the Merger, (ii) our issuance of shares common stock upon the conversion of the Series B Convertible Preferred Stock and exercise of the Private Placement Warrants, and (iii) the Warrant Exercise Agreement; and

(B) in connection with the Securities Purchase Agreement to insiders at less than market prices, and

(C) in connection with the Merger, the Securities Purchase Agreement, and the Warrant Exercise Agreement that could result in a Nasdaq Change in Control.

Common stock issuances referred to in (A) through (C) above would occur with respect to:

•	the conversion of the Merger Notes, the exercise of the Merger Warrants, and the potential issuance of the Second Milestone Merger Shares, all in connection with the Merger,
•	the automatic conversion of the Series B Convertible Preferred Stock and the exercise of the Private Placement Warrants in connection with the Private Placement, and
•	the exercise of the New Warrants.

Our common stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules.

Nasdaq Listing Rule 5635(a) (the “20% Acquisition Rule”) requires that an issuer obtain stockholder approval prior to the issuance of common stock in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock: (i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. The issuance of the Merger Closing Shares, and the potential issuance of the First Milestone Merger Shares, represent issuances by the Company of less than 19.99% of our issued and outstanding common stock, and thus could be effected prior to and without Stockholder Approval. However, for purposes of analyzing application of the Nasdaq stockholder approval rules, and compliance with Nasdaq Rule 5635(a) in particular, the Company is aggregating the Merger Shares, the Private Placement Shares, and the New Warrants. The proceeds from the sale of the Series B Convertible Preferred Stock and the Private Placement Warrants were used, in part, to finance the Merger, and the Merger Shares were issued as part of the consideration paid to the former stockholders of SafeOp in connection with the Merger. Thus, the conversion of the Merger Notes, the exercise of the Merger Warrants, and the potential issuance of the Second Milestone Merger Shares (all in connection with the Merger), the automatic conversion of the Series B Convertible Preferred Stock and the exercise of the Private Placement Warrants in connection with the Private Placement, and the exercise of the New Warrants, will result in the issuance of our common stock representing in excess of 20% of the voting power, and 20% of the number of shares of our common stock, in each case, outstanding, before the Merger and the Private Placement.

Nasdaq Listing Rule 5635(d) (the “20% Private Placement Rule”) requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The maximum conversion price of the Series B Convertible Preferred Stock is less than the greater of the book or market value of our common stock immediately before we entered into the Securities Purchase Agreement. In addition, the terms of the Series B Convertible Preferred Stock and the Securities Purchase Agreement include anti-dilution adjustments that could result in a reduction of the conversion price, or the issuance of additional shares of common stock, in the future. Furthermore, if this Proposal 5 is approved, the issuance of our common stock upon conversion of the Series B Convertible Preferred Stock and exercise of the Private Placement Warrants will exceed 20% of our common stock currently outstanding. We seek your approval of this Proposal 5 in order to satisfy the requirements of the 20% Private Placement Rule with respect to the issuance of the common stock upon conversion of the Series B Convertible Preferred Stock and exercise of the Private Placement Warrants.

Nasdaq Listing Rule 5635(c)(the “Insider Equity Compensation Rule”) requires that we obtain stockholder approval prior to issuing shares of common stock to insiders of the Company (i.e., officers, directors, employees or consultants) at less than market price, including issuance of our common stock upon conversions of the Series B

Convertible Preferred Stock at the current conversion price of $3.15 per share, and potential anti-dilution issuances of common stock to any such insiders pursuant to the provisions of the Securities Purchase Agreement. We are therefore seeking your approval at the Annual Meeting to issue the Preferred Conversion Shares, the Private Placement Warrant Shares, and shares of common stock pursuant to any anti-dilution protection provisions of the Securities Purchase Agreement or Series B Preferred Designation of Rights, to insiders of the Company, when common stock is issued in such transactions at less than market price.

In addition, Nasdaq Listing Rule 5635(b) requires prior stockholder approval for issuances of securities that could result in a “change of control” of the issuer (the “Change of Control Rule”). Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power, and such ownership or voting power of an issuer would be the largest ownership position of the issuer (a “Nasdaq Change of Control”). Upon obtaining Stockholder Approval of this Proposal 5, thereby triggering the automatic conversion of the Series B Convertible Preferred Stock, L-5 Healthcare, as the lead purchaser in the Private Placement, would own or have the right to acquire more than 20% of the Company’s outstanding shares of common stock. We seek your approval of this Proposal 5 in order to satisfy the requirements of the Change of Control Rule, as that rule would be triggered by adoption of Proposal 5 and the resulting issuance of common stock upon conversion of the Series B Convertible Preferred Stock and the exercise of the Private Placement Warrants. Removal of these restrictions would result in L-5, or potentially could result in other Purchasers securing ownership of the Company that could constitute a Nasdaq Change of Control.

The Securities Purchase Agreement require us to submit this Proposal 5 to our stockholders at the Annual Meeting. Approval of this Proposal will constitute approval pursuant to the 20% Acquisition Rule, the 20% Private Placement Rule, the Insider Equity Compensation Rule, and the Change of Control Rule. The information set forth in this Proposal 5 is qualified in its entirety by reference to the actual terms of the Securities Purchase Agreement (substantially in the form of Appendix G), the Series B Designation of Rights (substantially in the form of Appendix F), the form of Warrants (substantially in the form of Appendix H), and the form of Merger Notes (substantially in the form of Appendix I), attached hereto, and which are incorporated herein by reference. Stockholders are urged to carefully read these documents.

We are not seeking Stockholder Approval of the Merger itself, or the use of proceeds from the sale of the Series B Convertible Preferred Stock and Private Placement Warrants. Approval of those transactions by Company stockholders is not required under Delaware law or Nasdaq regulations. For additional information about the Merger, including a summary of the terms of the Merger Agreement entered into in connection with the Merger, see the sections entitled “Background of the Merger” and “The Merger Agreement.”

Also, this Proposal 5 is not seeking authorization or approval of our stockholders to enter into the Securities Purchase Agreement, to enter into the Merger Agreement, to consummate the sale of the Series B Convertible Preferred Stock, or to complete the Merger with SafeOp. The Securities Purchase Agreement for the sale of $45.2 million of Series B Convertible Preferred Stock has already been executed and 45,200 shares of Series B Convertible Preferred Stock and the Private Placement Warrants and New Warrants have already been issued by the Company. In addition, in connection with the Merger, the Merger Closing Shares, the Merger Notes, and the Merger Warrants, have been issued to the former stockholders of SafeOp. Upon approval of this Proposal 5 at the Annual Meeting, the Series B Convertible Preferred Stock will be automatically converted into the Preferred Conversion Shares, and the Private Placement Warrants and New Warrants will become exercisable. In addition, the Merger Note becomes convertible, the Merger Warrants become exercisable, and the Company may issue the Second Milestone Merger Shares if and when the conditions underlying those milestones are satisfied.

Description of the Series B Convertible Preferred Stock

The following is a summary of the terms of the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock (the “Series B Designation of Rights”) filed with the Secretary of State of the State of Delaware on March 8, 2018 in connection with closing the Private Placement. We encourage you to read the Series B Designation of Rights thoroughly; the following summary is qualified in its entirety by reference to the actual terms contained in the Series B Designation of Rights.

A total of 45,200 shares of Series B Convertible Preferred Stock are authorized for issuance under the Series B Designation of Rights. Each share of Series B Convertible Preferred Stock has a stated value of $1,000 and is convertible into approximately 317 shares of the Company’s common stock at a conversion price per share of $3.15. Until the date that Stockholder Approval is obtained, the Purchasers will be unable to convert their Preferred Shares into common stock, in accordance with Nasdaq rules and regulations. Upon Stockholder Approval, the Preferred Shares will automatically convert into shares of common stock.

The Series B Convertible Preferred Stock will be entitled to dividends on an as-if-converted basis in the same form as any dividends actually paid on shares of common stock or other securities.

The initial conversion price of $3.15 is subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reclassification or other recapitalization affecting the common stock. In addition, until the earlier of the date there are no shares of Series B Convertible Preferred Stock outstanding, or one year from the effective date of the Resale Registration Statement, the conversion price is also subject to anti-dilution protection adjustment in the event the Company issues securities at an effective price less than the initial conversion price, subject to certain exceptions. If the Company’s stockholders do not approve the conversion feature of the Series B Convertible Preferred Stock, the shares of Series B Convertible Preferred Stock will not become convertible, and will remain outstanding in accordance with the terms of the Series B Designation of Rights.

Except as otherwise required by law, the holders of Series B Convertible Preferred Stock will have no right to vote on matters submitted to a vote of the Company’s stockholders. Without the prior written consent of 75% of the outstanding shares of Series B Convertible Preferred Stock, however, the Company may not: (a) alter or change adversely the powers, preferences or rights given to the Series B Convertible Preferred Stock or alter or amend the Series B Designation of Rights, (b) amend the Company’s certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series B Convertible Preferred Stock, (c) increase the number of authorized shares of Series B Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

In the event of the dissolution and winding up of the Company, the proceeds available for distribution to the Company’s stockholders shall be distributed pari passu among the holders of the shares of common stock and Series B Convertible Preferred Stock, pro rata based upon the number of shares held by each such holder, as if the outstanding shares of Series B Convertible Preferred Stock were convertible, and were converted, into shares of common stock.

Description of the Warrants

Each of the Merger Warrants, Private Placement Warrants and New Warrants entitles the holder thereof to purchase one share of common stock for cash at an exercise price of $3.50 per share, subject to customary anti-dilution adjustments. The Warrants become exercisable upon receipt of Stockholder Approval of this Proposal 5, for a period of five years after Stockholder Approval.

At the election of a particular warrant holder, Warrants held by that holder are subject to a provision prohibiting the exercise of such Warrants to the extent that, after giving effect to such exercise, the holder of such Warrant (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the outstanding common stock. Again, such restriction does not apply to a holder unless that holder elects to be bound by the limitation. L-5 Healthcare did not elect to be bound by the limitation.

Interests of Related Parties

Certain of our officers, directors and affiliates hold shares of Series B Convertible Preferred Stock and will receive shares of common stock upon conversion of their shares of Series B Convertible Preferred Stock (approximately 317 shares of common stock for each share of Series B Convertible Preferred Stock held by such stockholder) immediately upon approval of Proposal 5 at the Annual Meeting, as indicated in the following table:

Name of Stockholder	No. of Shares of Series B Convertible Preferred Stock	No. of Private Placement Warrants
Ward W. Woods	2,000	539,683
Mortimer Berkowitz III	800	215,874
Patrick S. Miles	1,000	269,842
Terry Rich	500	134,921
Craig Hunsaker	500	134,921
Mike Dendinger	80	21,588
Brian Snider	100	26,984
Scott Lish	50	13,493
Tyson Marshall	40	10,794
Lance Denardin	236.25	63,750
Greg Rhinehart	42	11,334
Jeff Black	50	13,493
Jon Allen	50	13,493

Potential Adverse Effects of Proposal 5

If the Company does not receive approval of this Proposal 5, the Series B Convertible Preferred Stock will continue to be non-voting stock, entitled to payment of dividends if and when dividends are paid on shares of Company common stock, but will not be convertible until Stockholder Approval can be obtained at a future meeting of the stockholders.

Similarly, if our stockholders do not approve this Proposal 5 at the Annual Meeting, the Merger Notes may not be converted into shares of common stock, no Merger Warrants, Private Placement Warrants, or New Warrants may be exercised, and the Second Milestone Merger Shares may not be issued. In addition, we have agreed to hold special meetings of stockholders and to seek approval of a similar proposal (and to incur all related expenses) until the required approvals have been obtained to allow issuances of the Merger Shares, the Private Placement Shares, and the New Warrant Shares. Your approval of this Proposal 5 will permit us to continue with the transition and integration of the Merger and assist us in meeting the obligations of the Company under our agreements with these parties and continue to pursue our growth strategy. Approval of this Proposal 5 will constitute approval pursuant to the Nasdaq Listing Rules set forth above.

If Proposal 5 is approved, existing stockholders will suffer immediate substantial dilution in voting rights and in ownership interests upon the issuance of common stock upon the automatic conversion of the Series B Convertible Preferred Stock and possible future dilution upon conversion of the Merger Notes, issuance of the Second Milestone Merger Shares, and exercise of the Merger Warrants, Private Placement Warrants, and New Warrants. The sale into the public market of these shares of common stock also could materially and adversely affect the market price of our common stock. The table below summarizes the dilution to our existing stockholders immediately following the approval of Proposal 5. The table does not include options and grants under the Company’s incentive award plans as described below. Numbers and percentages in the table are approximate due to rounding.

Description of Securities	No. Common Stock Equivalents (in 000s)	Fully Diluted Percentage Ownership
Outstanding Common Stock (1)	33,963	48.5%
Merger Shares (2)	7,783	11.1%
Private Placement Shares (3)	26,546	37.9%
New Warrants (4)	1,800	2.6%
Totals	70,092	100.0%

(1)

Represents shares of common stock, including common stock issuable upon exercise or conversion of outstanding securities, existing prior to the issuance of common stock pursuant to the conversion or exercise of other securities noted in this table.

(2)	Includes the issuance of Merger Closing Shares, Merger Note Shares, Merger Warrant Shares, First Milestone Merger Shares and Second Milestone Merger Shares.
(3)	Includes the issuance of Preferred Conversion Shares and Private Placement Warrant Shares.
(4)	Includes the issuance of shares of common stock upon exercise of the New Warrants.

In addition to the above securities, there are issued and outstanding or commitments to issue options and grants under the Company’s incentive awards plans for the purchase of a total of 5,090,853 shares of common stock. The table does not give effect to the exercise of any of these options and grants or the potential exercise thereof. The number of shares of common stock described above also does not give effect to (i) the issuance of additional shares of common stock due to potential future anti-dilution adjustments on the Company’s common stock, Series A Convertible Preferred Stock, or Series B Convertible Preferred Stock, (ii) the issuance of shares of our common stock pursuant to other outstanding options and warrants or (iii) any other future issuances of our common stock.

Required Vote

Proposal 5 will be approved if the total votes cast on the proposal in person or by proxy voted “FOR” such approval exceed the number of votes cast against the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 5.

INFORMATION ABOUT THE MERGER

The following is a summary of the material provisions of the Merger Agreement, but does not purport to describe all of its terms. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Appendix E. This summary may not contain all of the information about the Merger Agreement that is important to you. You should refer to the full text of the Merger Agreement for details of the transaction and the terms and conditions of the Merger Agreement.

Additionally, representations, warranties and covenants described in this section and contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the Company, SafeOp, and the other parties thereto. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company or SafeOp, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement or may change in the future and these changes may not be fully reflected in the public disclosures made by the Company and/or SafeOp.

Background of the Merger

Discussions between the Company and SafeOp commenced in November 2017.  On December 31, 2017, the Company and SafeOp executed a non-binding letter of intent for the Merger. The non-binding offer was conditioned upon the achievement of financial, legal and technical due diligence. The Special Finance Committee of the Board of Directors, which the Board of Directors authorized to consider, analyze, and negotiate the Merger met and discussed the potential Merger on six occasions from December 2017 through March 2018.  On March 6, 2018, the Special Finance Committee recommended to the Board of Directors that it approve the Merger. By written consent resolutions dated March 6, 2018, and upon the recommendation of the Special Financing Committee, the Board of Directors authorized the Company’s executive officers to finalize and execute all transaction documents related to the Merger.

Regulatory Approvals

Neither the Company nor SafeOp is aware of any federal or state regulatory approval required in connection with the Merger, other than compliance with relevant federal securities laws.

The Merger Agreement

On March 6, 2018, the Company and Sub signed the Merger Agreement with SafeOp, certain key stockholders of SafeOp, and a stockholder representative. The Merger Agreement provides for a reverse triangular merger which was consummated on March 8, 2018, in which Sub was merged into SafeOp, with SafeOp being the surviving corporation and a wholly-owned subsidiary of the Company. Under the term of the Merger Agreement, the Company paid to the former stockholders of SafeOp $15 million in cash, 3,265,132 Merger Closing Shares, $3 million in Merger Notes that are convertible into 987,578 Merger Note Shares, assuming conversion of principal and accrued interest at maturity, and Merger Warrants to purchase 2.2 million Merger Warrant Shares at an exercise price of $3.50 per share. An additional 886,842 First Milestone Merger Shares are issuable upon achievement of post-closing milestones, with an additional 443,421 Second Milestone Merger Shares issuable upon achievement of additional milestones.

The Merger Agreement contains representations and warranties of each of the Company and SafeOp which relate to, among other things, the authorization to enter into and carry out the obligations in the Merger Agreement and the enforceability of the Merger Agreement. The Merger Agreement contains additional representations and warranties of the Company, Merger Sub, and SafeOp subject to certain disclosure schedules of exceptions, which relate to, among other things, the following:

•	Organization and qualifications to do business;
•	Capitalization;
•	Power and authorization to enter into the Merger Agreement and to consummate the transaction;
•	The absence of conflicts or violations of governing documents, contracts, applicable law or regulations;
•	The Company’s issuance of shares;
•	The Company’s SEC documents and related representations and warranties;
•	SafeOp’s Required Company Stockholder Vote (as defined in the Merger Agreement);
•	The Company’s Required Parent Stockholder Consent (as defined in the Merger Agreement);
•	No subsidiaries or investments of SafeOp;
•	The accuracy of financial statements and their preparation in accordance with historical accounting methodologies;
•	SafeOp’s absence of Material Adverse Effects (as defined in the Merger Agreement);
•	Good and transferable title to the assets, free of encumbrances;
•	SafeOp’s Bank Accounts and receivables;

•	SafeOp’s leases and leased real property;
•	Intellectual property;
•	Material contracts;
•	The Company’s and Merger Sub’s liabilities;
•	SafeOp’s compliance with legal requirements and governmental authorizations;
•	Business practices;
•	Tax matters;
•	Employment and labor matters and benefit plans;
•	Environmental matters;
•	Insurance;
•	SafeOp’s related party transactions;
•	Absence of legal proceedings and claims;
•	SafeOp’s inventories;
•	Absence of SafeOp product warranties;
•	Absence of the Company and SafeOp product liability and recalls;
•	Customers and suppliers;
•	Compliance with export control laws;
•	Absence of government contracts;
•	Financial advisors;
•	SafeOp’s transaction expenses; and
•	The Company’s and SafeOp’s full disclosure.

All of the representations and warranties survive the Closing and remain in full force and effect following the Closing until performance or the expiration of the applicable statute of limitations.

The Merger Agreement is governed by the laws of the state of Delaware, without giving effect to any conflict of law principles which would result in the application of the laws of any other jurisdiction.

The business formerly operated by SafeOp continues to be operated by SafeOp as a wholly-owned subsidiary of the Company.

We have filed with the SEC Current Reports on Form 8-K disclosing terms and conditions of the Merger, the Private Placement, and related transactions. Those reports included or incorporated by reference as exhibits, the Merger and Private Placement transaction documents, including the Merger Agreement, the Securities Purchase Agreement, the Series B Designation of Rights, the Form of Warrant and the Form of Merger Note. The summary of the Merger Agreement in this Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreements and documents, which are attached as appendices hereto.

SafeOp Description and Overview

The following description of SafeOp is as of the time of the Merger, except as indicated.

SafeOp is a Delaware corporation formed in 2011. SafeOp is focused on providing cost effective neuro-monitoring, particularly for detection of peripheral nerve damage caused by nerve compression, ischemia or stretching during surgery. SafeOp currently produces the EPAD™ neuromonitoring device which entered the market in late 2016.

SafeOp Surgical, Inc. was organized to fill the need for focused cost effective neuro-monitoring, and particularly for detection of peripheral nerve damage caused by nerve compression, ischemia or stretching during surgery.

Net revenue for SafeOp for the years ended December 31, 2016 and December 31, 2017 was approximately $61,000 and $247,000, respectively. Net loss for the years ended December 31, 2016 and December 31, 2017 was approximately $3.7 million and $3.4 million, respectively.

SafeOp’s principal executive offices are located at 5818 El Camino Real, Carlsbad, CA and its telephone number is (760) 431-9286

Employees

SafeOp currently has 12 full-time and part-time employees, located primarily in Maryland, Arizona and Toronto, Canada. In addition, SafeOp contracts with 4 individuals for consulting services, in the IT, Quality, and Medical Director areas. The SafeOp executives have change-in-control provisions in their employment agreements, ranging from 9 months to 1 year in base salary.  SafeOp believes that the skills, know how, and dedication of its employees separate its products from those of its competitors.

SafeOp’s CEO and CFO did not remain employed by SafeOp following the Merger, but are subject to contractual prohibitions from competing with SafeOp for a period of one (1) year post-Merger. In connection with their release from SafeOp, the CEO and CFO received $465,846 and $129,073, respectively, in connection with change of control and severance provisions of their employment agreements with SafeOp. These payments were paid by SafeOp from the merger consideration.  All other leadership, as well as all key technical (engineering) employees remained with SafeOp following the Merger.

Products

All of SafeOp’s revenues are generated from the sales of goods and services associated with the EPAD™ neuromonitoring device. A description of the EPAD™ neuromonitoring device can be found at http://www.safeop.net. Reference to SafeOp’s website is not intended to incorporate by reference any of the material or information contained on such website in this Proxy Statement.

RISK FACTORS

An investment in us involves a high degree of risk and should not be made by persons who cannot afford the loss of their entire investment. Our subsequent filings with the SEC may contain amended and updated discussions of significant risks. Alphatec cannot predict future risks or estimate the extent to which they may affect financial performance. Please also read carefully the section entitled “Special Note Regarding Forward-Looking Information” in this Proxy Statement.

Certain risk factors relating to the business and industry of the Company and its securities can be found in Part I, Item 1A —“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. In addition, you should carefully consider additional risks that relate to the Merger and the business of SafeOp, including but not limited to, the risks set forth below.

Risks Relating to the Merger

Uncertainty about the Merger may adversely affect relationships with our customers, suppliers and employees, whether or not the transaction is completed.

In response to the announcement of the Merger, the Company’s and/or SafeOp’s existing or prospective customers or suppliers may:

•	delay, defer or cease purchasing products or services from us or the combined company, or providing products or services to us or the combined company;
•	delay or defer other decisions concerning us or the combined company; or
•	otherwise seek to change the terms on which they do business with us or the combined company.

Any such delays or changes to terms could materially harm our business or, if the Merger is completed, the combined business.  In addition, as a result of the proposed Merger, the employees to be acquired from SafeOp could experience uncertainty about their future with us following the Closing.  As a result, key employees may depart because of issues relating to such uncertainties, or a desire not to remain with us following the Merger.  Losses of customers, employees or other important strategic relationships could have a material adverse effect on our business, operating results, and financial condition.  Such adverse effects could also be exacerbated by a delay in the completion of the Merger for any reason.

We may incur substantial expenses related to the integration of SafeOp.

We may incur substantial expenses in connection with the integration of the business, policies, procedures, operations, technologies and systems of SafeOp.  There are a large number of systems and functions that must be integrated, including, but not limited to, management information, accounting and finance, billing, payroll and benefits and regulatory compliance.  Mergers are particularly challenging because their prior practices may not meet the requirements of the Sarbanes-Oxley Act and/or generally accepted public accounting standards.  While we have assumed that a certain level of expenses would be incurred, there are a number of factors beyond our control that could affect the total amount or the timing of all of the expected integration expenses.  Moreover, many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time.

We may be unable to successfully integrate our business with the business of SafeOp and realize the anticipated benefits of the Merger.

The Merger involves the combination of the businesses of two companies that currently operate as independent companies.  Our management has limited integration experience and will be required to devote significant attention and resources to integrating our business practices and operations with those of SafeOp.  Potential difficulties we may encounter as part of the integration process include, but are not limited to, the following:

•	inability to successfully combine our business with the business of SafeOp in a manner that permits us to achieve the full synergies anticipated from the Merger;
•

complexities associated with managing our business and the business of SafeOp following the Merger, including the challenge of integrating complex systems, technology, networks and other assets of each of the companies in a seamless manner that minimizes any adverse impact on customers, suppliers, employees and other constituencies;

•	integrating the workforces of the two companies while maintaining focus on providing consistent, high quality customer service; and

•	potential unknown liabilities and unforeseen increased expenses or delays associated with the Merger, including costs to integrate the two companies that may exceed anticipated costs.

Any of the potential difficulties listed above could adversely affect our ability to maintain relationships with customers, suppliers, employees, lenders and other constituencies or our ability to achieve the anticipated benefits of the Merger or otherwise adversely affect our business and financial results following completion of the Merger.

Our actual financial and operating results after the Merger could differ materially from any expectations or guidance provided by us concerning future results, including (without limitation) expectations or guidance with respect to the financial impact of any cost savings and other potential synergies.

We currently expect to realize an increase in sales and other synergies as a result of the proposed Merger.  These expectations are subject to numerous assumptions, however, including assumptions derived from our diligence efforts concerning the status of and prospects for SafeOp’s business, which we do not currently control, and assumptions relating to the near-term prospects for our industry generally and the markets for SafeOp’s products in particular.  Additional assumptions that we have made include, without limitation, the following:

•	projections of SafeOp’s future revenues;
•	anticipated financial performance of SafeOp’s products and products currently in development;
•	anticipated cost savings and other synergies associated with the Merger, including potential revenue synergies;
•	our expected capital structure after the Merger;
•	amount of goodwill and intangibles that will result from the Merger;
•	certain other purchase accounting adjustments that we expect to record in our financial statements in connection with the Merger;
•	merger costs, including transaction costs payable to our financial, legal and accounting advisors;
•	our ability to maintain, develop and deepen relationships with SafeOp’s customers; and
•	other financial and strategic risks of the Merger.

We cannot provide any assurances with respect to the accuracy of our assumptions, including our assumptions with respect to future revenues or revenue growth rates, if any, of SafeOp, and we cannot provide assurances with respect to our ability to realize any cost savings that we currently anticipate.  Risks and uncertainties that could cause our actual results to differ materially from currently anticipated results include, but are not limited to, risks relating to our ability to integrate SafeOp successfully; currently unanticipated incremental costs that we may incur in connection with integrating the two companies; risks relating to our ability to realize incremental revenues from the Merger in the amounts that we currently anticipate; risks relating to the willingness of SafeOp’s customers and other partners to continue to conduct business with us following the Merger; and numerous risks and uncertainties that affect our industry generally and the markets for our products and those of SafeOp, specifically.  Any failure to integrate SafeOp successfully and to realize the financial benefits we currently anticipate from the Merger would have a material adverse impact on our future operating results and financial condition and could materially and adversely affect the trading price or trading volume of our common stock.

The combined businesses may not perform as we expect, or as the market expects, which could have an adverse effect on the price of our Common Stock.

Risks associated with the combined company following the Merger include:

•

integrating businesses is a difficult, expensive, and time-consuming process, and the failure to integrate successfully our business with the businesses of SafeOp in the expected time frame would adversely affect our financial condition and results of operations;

•	the Merger will significantly increase the size of our operations, and if we are not able to effectively manage our expanded operations, our stock price may be adversely affected;
•

it is possible that key employees of SafeOp might decide not to remain with us after the Merger, and the loss of such personnel could have a material adverse effect on the financial condition, results of operations and growth prospects of the Company;

•	the current sales rates of SafeOp as combined with the Company may dilute the observed growth rates of the Company;
•

the success of the Company following the Closing will also depend upon relationships with third parties and pre-existing customers of us and SafeOp, which relationships may be affected by customer preferences or public attitudes about the Merger. Any adverse changes in these relationships could adversely affect our business, financial condition and results of operations; and

•	the price of our common stock after the Merger may be affected by factors different from those currently affecting the price of our common stock.

If any of these events were to occur, the price of our common stock could be adversely affected.

Risks Related to the Operation of the SafeOp Business Following the Merger

Uncertain or weakened global economic conditions may adversely affect SafeOp’s industry, business and results of operations.

The overall performance of the SafeOp division will depend on domestic and worldwide economic conditions, which may remain challenging for the foreseeable future.  Financial developments seemingly unrelated to SafeOp or its industry may adversely affect it.  The U.S. economy and other key international economies have been impacted by threatened sovereign defaults and ratings downgrades, falling demand for a variety of goods and services, restricted credit, threats to major multinational companies, poor liquidity, reduced corporate profitability, volatility in credit, equity and foreign exchange markets, bankruptcies, acts of terrorism and overall uncertainty.  Healthcare reform in the United States has created a great deal of confusion and reduced capital expenditures for medical equipment and products such as those manufactured and distributed by SafeOp.  These conditions affect the rate of medical or therapeutic equipment spending and could adversely affect our ability to sell SafeOp’s products, or delay prospective purchasing decisions, any of which could adversely affect our operating results.  We cannot predict the timing, strength or duration of the economic recovery or any subsequent economic slowdown worldwide, in the United States, or in SafeOp’s industry.

SafeOp’s failure or inability to enforce its trademarks or other proprietary rights could adversely affect its competitive position or the value of its brand.

SafeOp owns certain federal trademark registrations but also relies on unregistered proprietary rights, including common law trademark protection.  Third parties may oppose SafeOp’s trademark applications, or otherwise challenge its use of the trademarks, and may be able to use its trademarks in jurisdictions where they are not registered or otherwise protected by law.  If SafeOp’s trademarks are successfully challenged or if a third party is using confusingly similar or identical trademarks in particular jurisdictions before SafeOp, SafeOp could be forced to rebrand its products, which could result in loss of brand recognition, and could require additional resources for marketing new brands.  If others are able to use SafeOp’s trademarks, its ability to distinguish its products may be impaired, which could adversely affect its business.  Further, we cannot assure you that competitors will not infringe upon SafeOp’s trademarks, or that we will have adequate resources to enforce its trademarks.

SafeOp may be unable to effectively develop and market products against the products of its competitors in a highly competitive industry.

The present or future products of SafeOp could be rendered obsolete or uneconomical by technological advances by its competitors.  Competitive factors include price, customer service, technology, innovation, quality, reputation and reliability.  SafeOp’s competition may respond more quickly to new or emerging technologies, undertake more extensive marketing campaigns, have greater financial, marketing and other resources than SafeOp, or be more successful in attracting potential customers, employees and strategic partners.  Given these factors, we cannot guarantee that we will be able to continue the current level of success of SafeOp in the industry.

The cost of complying with complex governmental regulations applicable to the SafeOp business, sanctions resulting from non-compliance, or reduced demand resulting from increased regulations, could affect our operating results.

SafeOp’s operations and facilities may be subject to the requirements of the Occupational Safety and Health Act and comparable state statutes that regulate the protection of the health and safety of workers, and the proper design, operation and maintenance of equipment.

Failure to comply with these requirements, including general industry standards, record keeping requirements and monitoring and control requirements, may result in significant fines or compliance costs, which could have a material adverse effect on our results of operations, financial condition and cash flows.

ADDITIONAL INFORMATION ABOUT SAFEOP

Historical Financial Information

This summary information should be read in conjunction with the historical financial information prepared by the management of SafeOp, including SafeOp’s audited Balance Sheets and Income Statements as of December 31, 2017 and December 31, 2016, attached to this Proxy Statement as Appendix C. Financial information about the Company for the year ended December 31, 2017, including our audited financial statements for the two years then ended, and the notes thereto, is available on our Annual Report on Form 10-K, filed March 9, 2018, incorporated herein by reference.

As discussed above, in connection with our Annual Meeting, we are not seeking stockholder approval of the Merger and there are no regulatory requirements that we obtain stockholder approval of the Merger. We are seeking stockholder approval, in accordance with the Nasdaq Listing Rules, of the issuance of securities in excess of 19.99% of the outstanding common stock of the Company in connection with the Merger, including the Private Placement. The risks and uncertainties described above are not the only ones related to the Merger. Additional risks and uncertainties regarding SafeOp not presently known to us or that our management currently deems immaterial also may impair our business operations. Following the closing of the Merger, the business of SafeOp is now the business of the Company, operated by SafeOp as a wholly owned subsidiary of the Company. If any of the risks described above were to occur, our business, financial condition, operating results and cash flows could be materially adversely affected. In such an event, the trading price of our common stock could decline and you could be materially and adversely impacted. The risks discussed above also include forward-looking statements and our actual results may differ substantially from those discussed in these forward-looking statements.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF SAFEOP

Set forth below is management’s discussion and analysis of financial condition and results of operations for SafeOp for the year ended December 31, 2017 compared to the year ended December 31, 2016.

The following discussion and analysis of SafeOp’s financial condition and results of operations should be read in conjunction with the audited financial statements of SafeOp, as of and for the years ended December 31, 2017 and 2016 and the notes thereto, provided to the Company in connection with the Merger by SafeOp.

Overview

SafeOp was incorporated in the State of Delaware on September 30, 2011. SafeOp is focused on the commercialization of a medical device that automatically monitors and detects nerve abnormalities during surgeries. SafeOp’s corporate office are located in Hunt Valley, Maryland and its executive offices are located in Carlsbad, California.

In January 2014, SafeOp received clearance from the Food and Drug Administration of the U.S. Department of Health and Human Services, to market its Evoked Potential Assessment Device (EPAD™). The device is portable and intended for use in monitoring neurological status by recording somatosensory evoked potentials (SSEPs).

In 2016, SafeOp officially launched its product and began recording revenues. Prior to 2016, SafeOp’s primary activities since incorporation were to establish its offices, recruit personnel, conduct research and development, perform business and financial planning, and raise capital.

Critical Accounting Policies and Estimates

Revenue Recognition

Revenue is derived from sale of goods and services associated with the EPAD device, and recognized upon delivery of such goods and services. Revenue is recorded at the fair value of the consideration received or receivable, excluding any trade discounts.

Accounts Receivable

Accounts receivable are stated at realizable value.  Allowance for uncollectible amounts are based upon prior experience and aging.  Receivables are reduced by this allowance, if any.  All allowances and offsets are charged against revenue.

Inventories

Inventories consists primarily of finished goods, which includes specialized medical devices, and are stated at the lower of cost or market using the first-in, first-out cost method. SafeOp evaluates inventories for obsolescence and excess quantities based on changes in market demand or introduction of competing technologies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from such estimates, and any difference could be material to the financial statements and accompanying notes.

Fair Value of Financial Instruments

The carrying amounts of financial instruments, which include cash and cash equivalents, prepaid expenses, accounts payable and accrued expenses generally approximate their respective fair value because of the short-term maturities.

Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, as well as the operating loss and tax credit carryforwards. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are measured at the balance sheet date using the enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be recovered or settled. The effect on\ deferred tax assets and liabilities of a change in tax rates is recognized in income in the period such tax rate changes are enacted. SafeOp has incurred losses since September 30, 2011 (inception), and therefore has incurred no income tax liability and has not recorded any provision for income taxes.

SafeOp recognizes uncertain income tax positions at the largest amount that is more likely than not to be sustained upon review by the relevant tax authorities. An uncertain income tax position will not be recognized if it is less than 50 percent likely of being sustained.

Year Ended December 31, 2017 Compared to Year December 31, 2016

Results of Operations

Revenue. Revenue was approximately $247,000 for the year ended December 31, 2017 compared to approximately $61,000 for the year ended December 31, 2016, representing an increase of $186,000, or 305%. The increase in revenue was attributed to increased customer adoption of the EPAD device, which SafeOp launched in July 2016.

Cost of goods sold. Cost of goods sold was approximately $123,000 for the year ended December 31, 2017 compared to approximately $184,000 for the year ended December 31, 2016, representing a decrease of $61,000, or 33%.  This decrease was attributable to the write-off of approximately $115,000 of expiring product in December of 2016, offset by an increase on cost of goods sold related to the increase in sales volume.

Gross profit. Gross profit was approximately $123,000 for the year ended December 31, 2017 compared to a negative gross profit of approximately $122,000 for the year ended December 31, 2016.  The increase in gross profit was attributable to write-off of expiring product in December of 2016 of $115,000 and the increase in sales volume.

Operating expenses.  Operating expenses were approximately $3.5 million in each of the years ended December 31, 2017 and 2016, and include research and development costs to design, develop, test, deploy and enhance the EPAD device, costs to market and sell the EPAD device, and general and administrative expenses to support operations.

Other expenses, net. Other expenses, net, were approximately $13,000 for year ended December 31, 2017 compared to approximately $95,000 for the year ended December 31, 2016 representing a decrease of $82,000. The majority of the expenses represent interest expense of the Company.  The decrease was attributable to a decrease in the weighted average debt for the year.

Liquidity and Capital Resources

SafeOp has incurred significant net losses since inception and has relied on its ability to fund operations primarily through debt financings and equity financings. At December 31, 2017, SafeOp had a cash balance of approximately $300,000 and an accumulated deficit of approximately $13.8 million.

SafeOp used net cash of $3.3 million from operating and investing activities for the year ended December 31, 2017, primarily to fund the net loss, working capital requirements, and equipment purchases. Financing activities provided net cash of approximately $2.4 million, attributable to proceeds from the issuance of convertible promissory notes.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2017 (the “Pro Forma Statements”), which combine the historical consolidated statements of operations of the Company and SafeOp for those periods, giving effect to the Merger as if it had been consummated on January 1, 2017, the beginning of the full year period presented are included with this Proxy Statement as Appendix D. The Pro Forma Statements were derived from, and should be read in conjunction with:

•	The audited consolidated financial statements of the Company as of and for the year ended December 31, 2017, as contained on Form 10-K filed on March 9, 2018;
•	The audited financial statements of SafeOp as of and for the year ended December 31, 2017 can be found at Appendix C within this document.

CODE OF CONDUCT AND ETHICS

We have adopted a code of business conduct that applies to all of our employees, including our Chief Executive Officer, who is our principal executive officer, our Chief Financial Officer, who is our principal financial officer and our principal accounting officer. The text of the code of business conduct is posted on our website at www.atecspine.com under “Investor Relations-Corporate Governance,” and is available to stockholders without charge, upon request, in writing to the Corporate Secretary, Alphatec Holdings, Inc., at 5818 El Camino Real, Carlsbad, CA 92008. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq and the SEC, in which case we intend to post such amendments and waivers on our website at www.atecspine.com.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS

To be considered for inclusion in the proxy statement relating to our 2019 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 28, 2019, which is 120 days prior to the date that is one year from this year’s mailing date of April 27, 2018, unless the date of the 2019 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the 2018 Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and director nominations not requested to be included in our proxy statement, to be brought before an annual meeting of stockholders.  In general, the notice must meet the requirements in our Bylaws and be received at our principal executive offices not less than 45 days before nor more than 75 days prior to the one year anniversary of the date on which we first mailed our proxy statement to stockholders in connection with the previous year’s annual meeting.  Therefore, to be presented at the 2019 Annual Meeting of Stockholders, such a proposal must be received no earlier than February 11, 2019 and no later than March 13, 2019. However, if the date of the annual meeting is more than 30 days before or more than 30 days after the one year anniversary date of the 2018 Annual Meeting, notice must be received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the 60th day prior to such annual meeting or, if later, ten days following the date on which public announcement of the date of the meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2019 Annual Meeting. If a proposal is timely received, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov and the Company’s website at www.akceatx.com. References to these websites do not constitute incorporation by reference of the information contained therein and should not be considered part of this proxy statement. You may also read and copy any document the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-732-0330 for further information on the public reference room.

As permitted by Item 14(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended, the Company is “incorporating by reference” into this proxy statement its Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2017, which means that it is disclosing important information to you by referring you to those documents that are considered part of this proxy statement.

Carlsbad, CA
April 24, 2018

Our Annual Report (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.atecspine.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008, Attention: Corporate Secretary.

APPENDIX A

ALPHATEC HOLDINGS, INC. ATTN: TYSON E. MARSHALL 5818 EL CAMINO REAL CARLSBAD, CA 92008 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  E44938-Z72305 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  ALPHATEC HOLDINGS, INC.  The Board of Directors recommends you vote FOR the following proposals:  1. Election of Directors  Nominees:   For Withhold  1a.  Evan Bakst  2. Ratification of the selection of Mayer Hoffman McCann P.C. as our  For  Against  Abstain 1b. Mortimer Berkowitz III  1c. Quentin Blackford  1d. Jason Hochberg 1e.  Patrick S. Miles independent registered public accounting firm for our fiscal year ending December 31, 2018. 3. Approval of an amendment of our 2016 Equity Incentive Plan. 4. Approval, on an advisory basis, of our compensation of our named executive officers.  5. Approval of the issuance of shares of our common stock (or securities convertible into or exercisable for common stock):   1f.  David H. Mowry 5a. representing more than 19.99% of our outstanding common stock or voting power in connection with: (i) the acquisition of SafeOp Surgical, Inc., (ii) the issuance of shares of Series B Convertible Preferred Stock 1g. Terry M. Rich  and warrants pursuant to a Securities Purchase Agreement, and (iii) a Warrant Exercise Agreement with an existing warrant holder;  1h. Jeffrey P. Rydin  1i. James L.L. Tullis  1j. Donald A. Williams  1k.  Ward W. Woods 5b. in connection with the Securities Purchase Agreement to insiders at less than market prices; and 5c. in connection with the acquisition, the Securities Purchase Agreement, and the Warrant Exercise Agreement that could result in a Nasdaq change of control.  The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the election of each Director in Proposal 1 and FOR Proposals 2-5. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  E44939-Z72305  Annual Meeting of Alphatec Holdings, Inc. to be held on Thursday, May 17, 2018 for Holders as of March 23, 2018 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jeffrey G. Black and Terry M. Rich, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Alphatec Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2-5.   Continued and to be signed on reverse side

APPENDIX B

FIRST AMENDMENT TO THE

ALPHATEC HOLDINGS, INC.

2016 EQUITY INCENTIVE PLAN

(As Amended and Restated Effective June 15, 2017)

This First Amendment (this “Amendment”) to the Alphatec Holdings, Inc. 2016 Equity Incentive Plan as amended and restated effective June 15, 2017 (the “Plan”) is made and adopted by Alphatec Holdings, Inc. (the “Company”), a corporation organized under the laws of State of Delaware. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

1.	Section 3(a) of the Plan is hereby amended to read as follows:

“(a)  Subject to Paragraph 25, the number of Shares which may be issued from time to time pursuant to this Plan shall be 6,083,333 shares of Common Stock.”

2.	Section 31 of the Plan, which contained a typographical error in setting forth the year in which the Plan shall terminate, is hereby amended to read as follows:

“This amended and restated Plan will terminate on April 24, 2027, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.”

3.	This Amendment is effective as of [●], 2018.
4.

This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

* * * * * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on March 30, 2018.

ALPHATEC HOLDINGS, INC.

By:
Name:
Its:

APPENDIX C

SafeOp Surgical, Inc.

Financial Statements With Independent Auditor’s Report

Year Ended December 31, 2017

SafeOp Surgical, Inc.

Independent Auditor’s Report

The Board of Directors

SafeOp Surgical, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of SafeOp Surgical, Inc. which comprise the balance sheet as of December 31, 2017, and the related statements of operations, convertible preferred stock and stockholders’ deficit, and cash flows for the year ended December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation of and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting principles used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence that we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SafeOp Surgical, Inc. as of December 31, 2017, and the results of its operations and its cash flows for the year ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Nanavaty, Nanavaty & Davenport, LLP

February 5, 2018

(April 16, 2018 as to Note 11)

SafeOp Surgical, Inc.

Balance Sheet

As of December 31, 2017

Assets
Assets:
Cash and cash equivalents	$300,581
Accounts receivable	55,467
Inventory	217,790
Prepaid expenses and other	41,332
Equipment, net of accumulated depreciation	22,905
Intangible asset, net of accumulated amortization	240,625
Total assets	$878,700

Liabilities, Convertible Preferred Stock and Stockholders' Deficit

Liabilities:
Accounts payable and accrued expenses	$221,428
Accrued compensation expense	163,780
Convertible promissory notes	2,400,858
Total liabilities	2,786,066
Series A Preferred Stock, $0.0001 par value per share; 4,340,000 shares authorized, issued and outstanding	4,340,000
Series B Preferred Stock, $0.0001 par value per share; 1,097,783 shares authorized, issued and outstanding	2,470,012
Series C Preferred Stock, $0.0001 par value per share;12,455,767 shares authorized, 7,096,900 shares issued and outstanding	4,511,018

Stockholders' deficit:
Common stock, 0.0001 par value; 50,000,000 shares authorized, 8,274,708 shares issued and outstanding	827
Stock warrants	450
Additional paid-in-capital	531,962
Retained deficit	(13,761,635)
Total stockholders' deficit	(13,228,396)
Total liabilities, convertible preferred stock and stockholders' deficit	$878,700

See accompanying notes to the financial statements.

SafeOp Surgical, Inc.

Statement of Operations

Year Ended December 31, 2017

Revenue	$246,485
Cost of goods sold	123,038
Gross profit	123,447
Research and development	801,498
Sales and marketing	1,342,701
General and administrative	1,351,680
Total operating expenses	3,495,879
Loss from operations	(3,372,432)
Interest expense	(13,358)
Total other expense, net	(13,358)
Net loss	$(3,385,790)

See accompanying notes to the financial statements.

SafeOp Surgical, Inc.

Statement of Convertible Preferred Stock and Stockholders' Deficit

	Convertible Preferred Stock						Stockholders' Deficit
	Series A Convertible		Series B Convertible		Series C Convertible					Additional
	Preferred Stock		Preferred Stock		Preferred Stock		Common Stock			paid-in	Retained	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Warrants	capital	deficit	deficit
Balance at December 31, 2016	4,340,000	$4,340,000	1,097,783	$2,470,012	7,096,900	$4,511,018	8,274,708	$827	$450	$340,830	$(10,375,845)	$(10,033,738)
Stock-based compensation	-	-	-	-	-	-	-	-	-	191,132	-	191,132
Net loss	-	-	-	-	-	-	-	-	-	-	(3,385,790)	(3,385,790)
Balance at December 31, 2017	4,340,000	$4,340,000	1,097,783	$2,470,012	7,096,900	$4,511,018	8,274,708	$827	$450	$531,962	$(13,761,635)	$(13,228,396)

See accompanying notes to the financial statements.

SafeOp Surgical, Inc.

Statement of Cash Flows

Year Ended December 31, 2017

Operating activities:
Net loss	$(3,385,790)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	33,580
Stock-based compensation	191,132
Noncash interest expense on convertible promissory notes	13,358
Change in operating assets and liabilities:
Accounts receivable	(46,164)
Inventory	17,902
Prepaid expenses	92,817
Accounts payable and accrued expenses	(20,023)
Accrued compensation expense	(203,448)
Net cash used in operating activities	(3,306,636)

Investing activities:
Acquisition of equipment	(6,822)
Net cash used in investing activities	(6,822)

Financing activities:
Proceeds from issuance of convertible promissory notes	2,387,500
Net cash provided by financing activities	2,387,500

Net decrease in cash and cash equivalents	(925,958)
Cash and cash equivalents, beginning of period	1,226,539
Cash and cash equivalents, end of period	$300,581

See accompanying notes to the financial statements.

SafeOp Surgical, Inc.

Notes to Financial Statements

1.	Description of Business

SafeOp Surgical, Inc., (the “Company”) was incorporated in the state of Delaware on September 30, 2011. The Company is a private biotech company focused on the commercializing of a medical device that automatically monitors and detects nerve abnormalities during surgeries. The Company’s corporate office is in Hunt Valley, Maryland.

In January 2014, the Company received clearance from the Food and Drug Administration of the U.S. Department of Health and Human Services, to market its Evoked Potential Assessment Device (EPAD™). The device is portable and intended for use in monitoring neurological status by recording somatosensory evoked potentials (SSEPs).

In 2016, the Company officially launched its product and began recording revenues. Prior to 2016, the Company’s primary activities since incorporation were to establish its offices, recruit personnel, conduct research and development, perform business and financial planning, and raise capital.

2.	Liquidity

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. Since inception the Company has reported losses from operations and is expected to generate losses and consume significant cash resources in the foreseeable future as the Company continues development of modules around the core product and continues to expand its sales channels. The Company has cash and cash equivalents of $300,581 and an accumulated deficit of $13,761,635 as of December 31, 2017. During 2017, the Company received bridge note financing of $2,387,500 in the form of convertible promissory notes. These promissory notes are convertible to Series D preferred stock. As part of the Series D Closing, the Company also plans to issue an additional 1,795,342 shares of Series D Preferred Stock raising $1,172,678 in additional funds. Management believes that cash and cash equivalents on hand at December 31, 2017 of $300,581, the funds raised by the Series D Closing, and cash flows from sales in 2018, will be sufficient to fund planned expenditures and meet the Company’s obligations through part of 2018. However, there can be no assurance that additional financing will be available on satisfactory terms at all.

3.	Significant Accounting Policies

Basis of Presentation

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate the continued existence of the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from such estimates, and any difference could be material to the financial statements and accompanying notes.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash and cash equivalents, prepaid expenses, accounts payable and accrued expenses generally approximate their respective fair value because of the short-term maturities.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

3.	Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash and cash equivalents are stated at fair value. The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company maintains its cash in depository accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses on such accounts.

Sources of Supply

Many of the purchased components used to manufacture the Company’s products are single-sourced due to technology, price, or other considerations. Some of these single-sourced components are manufactured to the Company’s design and specifications. Most of these items, however, may be sourced from other suppliers, often after a requalification process. In the event that the Company’s supply of critical components was interrupted due to the time required to requalify materials or modify product designs, the Company’s ability to manufacture the related product in desired quantities and in a timely manner could be adversely affected. The Company attempts to mitigate these risks by working closely with key suppliers to coordinate product plans and the transition to replacement components for critical parts.

Inventories

Inventories consists primarily of finished goods, which includes specialized medical devices, and are stated at the lower of cost or market using the first-in, first-out cost method. The Company evaluates inventories for obsolescence and excess quantities based on changes in market demand or introduction of competing technologies.

Equipment and Depreciation

Equipment consists of computers, office equipment and furniture and is stated at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets, generally three to five years. Expenditures for maintenance and repairs, which do not improve or extend the useful lives of the respective assets, are expensed as incurred.

Research and Development Expenses

Research and development costs are charged to expense as incurred. Research and development costs include the costs to design, develop, test, deploy and enhance its product. Costs incurred under agreements with third parties are charged to expense as incurred in accordance with the specific contractual performance terms of such agreements. Milestone payments incurred are charged to expense in accordance with the specific contractual performance terms of such agreements.

Intangible Asset

Intangible asset consists of purchased developed technology, which is amortized over a period of 20 years.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

3.	Significant Accounting Policies (continued)

Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, as well as the operating loss and tax credit carryforwards. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are measured at the balance sheet date using the enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period such tax rate changes are enacted. The Company has incurred losses since September 30, 2011 (inception). Therefore, the Company has incurred no income tax liability and has not recorded any provision for income taxes.

The Company recognizes uncertain income tax positions at the largest amount that is more likely than not to be sustained upon review by the relevant tax authorities. An uncertain income tax position will not be recognized if it is less than 50 percent likely of being sustained.

The Company’s income tax returns are subject to examination by the appropriate taxing jurisdictions, and generally remain open for the last three years, as applicable.

Revenue Recognition

Revenue is derived from sale of goods and services associated with the EPAD device, and recognized upon delivery of such goods and services. Revenue is recorded at the fair value of the consideration received or receivable, excluding any trade discounts.

Accounts Receivable

Accounts receivable are stated at realizable value.  Allowance for uncollectible amounts are based upon prior experience and aging.  Receivables are reduced by this allowance, if any.  All allowances and offsets are charged against revenue.

Stock-Based Compensation

The Company measures and recognizes the cost of employee services received in exchange for awards of equity instruments based on the grant date fair value of those awards. Stock-based compensation expense is recognized ratably using the straight-line attribution method over the expected vesting period, which is considered to be the requisite service period. In addition, the Company is required to estimate the amount of expected forfeitures when calculating compensation expense. The Company accounts for nonemployee equity-based awards, in which services are the consideration received for the equity instruments issued, at their fair value.

For purposes of calculating the stock-based compensation expense, the fair value of the options granted by the Company in 2012 through 2016 was determined giving appropriate analysis to the preference of the Company’s outstanding preferred stock, the Company’s cash position and prior to 2016, its stage of development. Stock-based compensation expense recognized in the accompanying statements of operations for the year ended December 31, 2017, was further based on awards ultimately expected to vest and is reduced for estimated forfeitures, if any.

The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model and straight-line amortization of compensation expense over the requisite service period of the grant.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

Subsequent Events

Management has evaluated transactions and events that occurred through February 5, 2018, the date that these financial statements were available to be issued, for recognition and/or disclosure in these financial statements.

4.	Equipment

Computer equipment	$40,596
Furniture	15,309
Subtotal	55,905
Less: Accumulated depreciation	(33,000)
Equipment, net	$22,905

5.	Intangible Asset

Intangible asset consists of the following at December 31, 2017:

Weighted
	Average	Gross		Net
	Useful Life	Carrying	Accumulated	Carrying
	(In Years)	Amount	Amortization	Amount
Developed technology	20	$350,000	$(109,375)	$240,625

6.	Convertible Preferred Stock

In April 2016, the Company amended and restated its Certificate of Incorporation and certain Stockholders Agreements, to among other things increase the aggregate number of shares of all classes of stock of which the Corporation has the authority to issue to 67,893,550, designated as follows: (i) 50,000,000 shares of common stock, par value $0.0001 per share, and (ii) 17,893,550 shares of preferred stock, par value $0.0001 per share, of which 4,340,000 are designated Series A Preferred Stock, 1,097,783 are designated Series B Preferred Stock and 12,455,767 are designated Series C Preferred Stock. See Note 11 for more information on the January 2018 amendment to the Certificate of Incorporation.

Series A

The Company issued a total of 4,340,000 shares of Series A preferred stock with a price of $1 per share. The net cash proceeds of this financing was $4,340,000. The Company’s Series A preferred stock has been classified as mezzanine on the balance sheet instead of stockholder’s equity in accordance with Accounting Standard Codification (ASC) 480-10-S99-3, Classification and Measurement of Redeemable Securities, under which if the preferred security holders control a majority of the votes of the Board of Directors through direct representation on the Board of Directors or through other rights, the preferred security is redeemable at the option of the holder, and its classification outside of permanent equity is appropriate. Accordingly, the Series A preferred stock is classified as other than permanent equity or mezzanine equity.

Conversion

Each share of Series A preferred stock may, at the option of the holder thereof, be converted at any time and from time to time, and without the payment of consideration by the holder thereof, into fully-paid and non-assessable shares of common stock, subject to anti-dilution adjustments. The number of shares of common stock which a Series A holder shall be entitled to receive upon conversion of its Series A preferred stock shall be equal to the product obtained by multiplying (a) the number of shares of Series A preferred stock being converted at any time by, (b) the conversion rate then in effect; or (c) upon a qualified public offering; or (d) upon the affirmative vote or consent of, and written notice to, the Company by the holders of at least a majority of the then outstanding shares of Series A preferred stock.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

Effective April 2016, in connection with the issuance of the Series C preferred stock, the conversion rights of the Series A preferred stock was changed from a 1:1 conversion rate to a 1:2.8868 conversion rate. At December 31, 2017, the total preferred stock issued and outstanding of 4,340,000 shares equals 12,528,868 common stock shares upon conversion.

The rights, preferences, and privileges of the preferred stock are as follows:

6.	Convertible Preferred Stock (continued)

Voting

Each Series A preferred stock holder shall be entitled to vote together with the common stock and all other series and classes of stock permitted to vote with the common stock on all matters submitted to a vote of the holders of the common stock (including election of directors). For each vote in which the Series A holders are entitled to participate, each Series A holder shall be entitled to that number of votes per share to which such Series A holder would have been entitled had each share of Series A preferred stock held by such Series A holder then been converted into shares of common stock as specified in the Company’s certificate of incorporation. The approval of Series A preferred stockholders is required for a number of significant changes to the Company, including creation of new classes of shares and amendments to the Company’s Articles of Incorporation, election of the Company’s board members, in addition to other corporate actions.

Dividends

Holders of Series A preferred stock shall be entitled to receive dividends out of any assets legally available only when as, and if declared by the Board of Directors, prior to and in preference to any declaration or payment of any dividend on the common stock, at a rate equal to 8% per annum (based upon a 365-day year) of $1.00 per share. Effective April 2016, the accreted value of such undeclared dividends were added to the liquidation value of the shares, and all further accretion has been cancelled. To date, the Board of Directors has not declared any dividends.

Liquidation

In the event of liquidation, dissolution, or winding up, whether voluntarily or involuntarily, and upon certain other defined events, the holders of the Series A preferred stock are also entitled to receive liquidation preferences in an amount per share of Series A preferred stock equal to (a) the Series A Issue Price plus, (b) an amount equal to all accrued and unpaid Series A dividends (whether or not declared) on such shares of Series A preferred stock. Liquidation payments are made in preference to any payments to the holders of common stock. At December 31, 2017, the total liquidation value of the Series A preferred stock is $5,698,512. If, upon liquidation, the available assets shall be insufficient to pay the full amount of the Series A liquidation preference, the Series A holders shall share in any distribution or payment of available assets pro rata in proportion to the respective Series A liquidation preference which would otherwise be payable upon a liquidation with respect to the outstanding shares of the Series A preferred stock if the Series A liquidation preference payable with respect to such shares were paid in full.

After payment in full of the Series A liquidation preference, the remaining available assets, if any, shall be distributed among the holders of the common stock pro rata in proportion to the number of shares of common stock then held by such holders.

Series B

In July through November 2014, the Company issued a total of 1,097,783 shares of Series B preferred stock with a price of $2.25 per share. The net cash proceeds received were $2,470,012. The Company’s Series B preferred stock has been classified as mezzanine on the balance sheet instead of stockholder’s equity in accordance with Accounting Standard Codification (ASC) 480-10-S99-3, Classification and Measurement of Redeemable Securities, under which if the preferred security holders control a majority of the votes of the Board of Directors through direct representation on the Board of Directors or through other rights, the preferred security is redeemable at the option of the holder, and its classification outside of permanent equity is appropriate. Accordingly, the Series B preferred stock is classified as other than permanent equity or mezzanine equity.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

6.	Convertible Preferred Stock (continued)

Conversion

Each share of Series B preferred stock may, at the option of the holder thereof, be converted at any time and from time to time, and without the payment of consideration by the holder thereof, into fully-paid and non-assessable shares of common stock, subject to anti-dilution adjustments. The number of shares of common stock which a Series B holder shall be entitled to receive upon conversion of its Series B preferred stock shall be equal to the product obtained by multiplying (a) the number of shares of Series B preferred stock being converted at any time by, (b) the conversion rate then in effect; or (c) upon a qualified public offering; or (d) upon the affirmative vote or consent of, and written notice to, the Company by the holders of at least a majority of the then outstanding shares of Series B preferred stock.

Effective April 2016, in connection with the issuance of the Series C preferred stock, the conversion rights of the Series B preferred stock was changed from a 1:1 conversion rate to a 1:3.96 conversion rate. At December 31, 2017, the total preferred stock  issued  and outstanding of  1,097,783  shares equals 4,347,082 common stock shares upon conversion.

The rights, preferences, and privileges of the preferred stock are as follows:

Voting

Each Series B preferred stock holder shall be entitled to vote together with the common stock and all other series and classes of stock permitted to vote with the common stock on all matters submitted to a vote of the holders of the common stock (including election of directors). For each vote in which the Series B holders are entitled to participate, each Series B holder shall be entitled to that number of votes per share to which such Series B holder would have been entitled had each share of Series B preferred stock held by such Series B holder then been converted into shares of common stock as specified in the Company’s certificate of incorporation. The approval of Series B preferred stockholders is required for a number of significant changes to the Company, including creation of new classes of shares and amendments to the Company’s Articles of Incorporation, election of the Company’s board members, in addition to other corporate actions.

Dividends

Holders of Series B preferred stock shall be entitled to receive dividends out of any assets legally available only when as, and if declared by the Board of Directors, prior to and in preference to any declaration or payment of any dividend on the Series A preferred stock and the common stock, at a rate equal to 8% per annum (based upon a 365-day year) of $2.25 per share. Effective April 2016, the accreted value of such undeclared dividends were added to the liquidation value of the shares, and all further accretion has been cancelled. To date, the Board of Directors has not declared any dividends.

Liquidation

In the event of liquidation, dissolution, or winding up, whether voluntarily or involuntarily, and upon certain other defined events, the holders of the Series B preferred stock are also entitled to be paid out of the assets of the Company available for distribution or payment to holders of the Company’s capital stock of all classes, before any distribution or payment is made to any holders of Series A preferred stock or common stock, an amount per share of Series B Preferred Stock equal to (a) the Series B Issue Price plus, (b) an amount equal to all accrued and unpaid Series B dividends (whether or not declared) on such shares of Series B preferred stock. Liquidation payments are made in preference to any payments to the holders of common stock. At December 31, 2017, the total liquidation value of the Series B preferred stock is $2,819,448. If, upon liquidation, the available assets shall be insufficient to pay the full amount of the Series B liquidation preference, the Series B holders shall share in any distribution or payment of available assets pro rata in proportion to the respective Series B liquidation preference which would otherwise be payable upon a liquidation with respect to the outstanding shares of the Series B preferred stock if the Series B liquidation preference payable with respect to such shares were paid in full.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

6.	Convertible Preferred Stock (continued)

Series C

In April and June 2016, the Company issued a total of 7,096,900 shares of Series C preferred stock for net cash proceeds of $4,511,018. The Company’s Series C preferred stock has been classified as mezzanine on the balance sheet instead of stockholder’s equity in accordance with Accounting Standard Codification (ASC) 480-10-S99-3, Classification and Measurement of Redeemable Securities, under which if the preferred security holders control a majority of the votes of the Board of Directors through direct representation on the Board of Directors or through other rights, the preferred security is redeemable at the option of the holder, and its classification outside of permanent equity is appropriate. Accordingly, the Series C preferred stock is classified as other than permanent equity or mezzanine equity.

Conversion

Each share of Series C preferred stock may, at the option of the holder thereof, be converted at any time and from time to time, and without the payment of consideration by the holder thereof, into fully-paid and non-assessable shares of common stock, subject to anti-dilution adjustments. The number of shares of common stock which a Series C holder shall be entitled to receive upon conversion of its Series C preferred stock shall be equal to the product obtained by multiplying (a) the number of shares of Series C preferred stock being converted at any time by, (b) the conversion rate then in effect, as defined in the Purchase Agreement.

The rights, preferences, and privileges of the preferred stock are as follows:

Voting

Each Series C preferred stock holder shall be entitled to vote together with the common stock and all other series and classes of stock permitted to vote with the common stock on all matters submitted to a vote of the holders of the common stock (including election of directors). For each vote in which the Series C holders are entitled to participate, each Series C holder shall be entitled to that number of votes per share to which such Series C holder would have been entitled had each share of Series C preferred stock held by such Series C holder then been converted into shares of common stock as specified in the Company’s certificate of incorporation. The approval of Series C preferred stockholders is required for a number of significant changes to the Company, including creation of new classes of shares and amendments to the Company’s Articles of Incorporation, election of the Company’s board members, in addition to other corporate actions.

Dividends

Holders of Series C preferred stock shall be entitled to receive dividends out of any assets legally available only when as, and if declared by the Board of Directors. To date, the Board of Directors has not declared any dividends.

Liquidation

In the event of liquidation, dissolution, or winding up, whether voluntarily or involuntarily, and upon certain other defined events, the holders of the Series C preferred stock are also entitled to be paid out of the assets of the Company available for distribution or payment to holders of the Company’s capital stock of all classes, before any distribution or payment is made to any holders of Series A or Series B preferred stock or common stock, an amount per share of Series C Preferred Stock held by such Series C holder equal to $4,511,018, subject to adjustment for any stock dividends, stock splits, and other subdivisions. If, upon liquidation, the available assets shall be insufficient to pay the full amount of the Series C liquidation preference, the Series C holders shall share in any distribution or payment of available assets pro rata in proportion to the respective Series C liquidation preference which would otherwise be payable upon a liquidation with respect to the outstanding shares of the Series C preferred stock if the Series C liquidation preference payable with respect to such shares were paid in full.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

7.	Stockholders’ Deficit

Common Stock: In connection with the sale of the Company’s Series A preferred shares in the year ended December 31, 2012, the Company entered in an Award Agreement for Restricted Shares (the “Agreement”) with several common stockholders, including one employee/officer. In March 2012 a total of 900,000 shares of common stock were issued under the Agreement. At December 31, 2015, the entire 900,000 restricted shares granted became fully vested. During 2016, an additional 7,215,541 shares of common stock were issued under the Agreement. None of the awarded shares or any beneficial interest therein shall be transferred, encumbered, pledged or otherwise alienated or disposed of in any way until they have become non-forfeitable in accordance with the Agreement. Even after any of the awarded shares become transferable pursuant to this Agreement, they will remain subject to the transfer restrictions set forth in the Stockholders Agreement.

Common Stock Warrants: In connection with the April and June 2016 sale of the Company’s Series C preferred shares, the Company granted 3,540,950 warrant shares to the Series C shareholders for the purchase of the Company’s common stock at an exercise price of $.01 per share. The number of shares of common stock purchasable upon the exercise of this warrant is subject to adjustment from time to time upon the occurrence of certain events as described in the Warrant Agreement. The warrants allow for either a cash or share settlement at the sole discretion of the Company, and are only exercisable, whether in whole or in part, concurrently with the consummation of the Company’s first firm commitment underwritten public offering of Warrant Shares which occurs before the expiration time of the warrants. The warrants expire upon the first to occur of (a) on June 30, 2026 and (b) the consummation of a liquidation of the Company.

The Company has a total of 50,000,000 shares of common stock authorized. The following shares of stock are issued or are reserved for future issuance:

Common stock outstanding under restricted stock awards	8,274,708
Reserved for conversion of Series A preferred stock	12,528,868
Reserved for conversion of Series B preferred stock	4,347,082
Reserved for conversion of Series C preferred stock	7,096,900
Reserved for exercise of stock options issued and outstanding	582,203
Reserved for common stock warrants issued and outstanding	3,540,950
Reserved for shares available for 2012 Equity Incentive Plan	1,343,089
Common stock available for future issuance	12,286,200
Total authorized shares	50,000,000

Stock Option Plan and Stock-Based Compensation

Stock Option Plan - Under the 2012 Equity Incentive Plan (the Plan) including amendments, 10,200,000 shares of common stock have been reserved for the issuance of incentive stock options (ISOs) and non-qualified stock options (NSOs). Employees, Directors, consultants, and other individuals who provide services to the Company are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company are eligible to be granted ISOs. ISOs and NSOs may be granted with an exercise price no lesser than the fair market value of the common stock on the date of grant. Options granted to a 10% stockholder shall be at no less than 110% of the fair value, and ISO grants to such 10% stockholders expire five years from the date of grant. ISOs granted under the Plan generally vest 25% after completion of the first year of service, and the balance vest in equal monthly installments over the next 36 months of service and expire ten years from the grant date, unless subject to provisions regarding 10% stockholders. NSOs vest per the specific agreement and expire ten years from the date of grant.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

7.	Stockholders’ Deficit (continued)

The fair value of stock options granted was estimated using the following weighted average assumptions:

Expected dividend yield	0.00%
Expected term (in years)	10 years
Risk-free interest rate	2.019%
Expected stock price volatility	100%

The Company has not paid dividends on its common shares in the past nor does it expect to pay dividends in the future. As such, the company used a dividend yield percentage of zero. Additionally, because the Company does not have a publicly traded common stock, the expected volatility was estimated by the Company to be 100% consistent with the historical changes in the fair value of its stock price. The risk-free rates approximated the rate of treasury securities with the same term as the options on the date of the respective grant.

For the year ended, December 31, 2017, the Company recorded $191,132 of compensation expense related to stock options. As of December 31, 2017, there was $433,039 of total unrecognized cost related to non-vested stock option grants which is expected to be recognized over the next four years.

A summary of the 2012 Equity Incentive Plan activity is as follows:

Weighted
			Outstanding	Average
	Available for	Outstanding	restricted	Exercise
	Grant	Options	shares	Price
Balance at December 31, 2017	1,343,089	582,203	8,274,708	$0.0882

8.	Income Taxes

At December 31, 2017, the Company had federal and state net operating loss carryforwards of approximately $13,714,000 and $7,614,000, respectively. The difference between the federal and the state tax loss carryforwards is primarily attributable to the apportionment of income to various states. The Company also has federal research and development tax credit carryforwards of approximately $227,000 available to reduce future income subject to income taxes.

Significant components of the Company’s deferred tax assets are shown below. A valuation allowance of $3,467,000 has been established as of December 31, 2017, to offset the deferred tax assets as realization of such assets does not meet the more likely than not threshold set forth in the standards.

Deferred tax assets:
Research and development credits	$48,000
State taxes	(1,000)
Depreciation and amortization	(8,000)
Net operating loss carryforwards	3,428,000
Total deferred tax assets	3,467,000
Valuation allowance for deferred tax assets	(3,467,000)
Total net deferred tax assets	$-

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

9.	Commitments

The Company has entered into employment agreements with 5 of its key employees. The terms of the agreement include provisions for salary, bonuses, and benefits when certain measurable targets are achieved. In addition, the agreements include provisions that provide severance payments ranging from 75% to 100% of the employee’s annual base pay plus a pro rata portion of the performance bonus through the date of termination if the employee’s employment is terminated by the employer without cause or by the employee for good reason, or if there is a change in control (defined as greater than 50% of the Company’s stock sold).

The Company has entered into a lease agreement for office space in Maryland. The initial lease term is for 37 months commencing December 2014, with an option for one additional 3-year term. Rent was initially $5,069 per month with scheduled increases of 3% per year. As an incentive to lease the office space the Company received 1 month rent-free. On November 17, 2017, the Company signed an amendment to the lease to extend the lease to March 31, 2021, at an annual rental of $60,817.85 paid in 12 equal monthly installments. The amendment includes a free-rental period of one month.

10.	Convertible Promissory Notes

During 2017, the Company issued a series of bridge notes in the form of convertible promissory notes (the “notes”) totaling $2,387,500. The notes accrue interest at various rates ranging from 1.01% to 1.52% per annum and mature in March 2018. The notes also have a conversion feature of 90% of the lowest price per share of the next equity securities in a Qualified Financing. At December 31, 2017, the Company has recorded $13,358 of interest expense on the notes. See Note 11 for more information on the issuance of the Series D preferred shares in exchange for the notes, subsequent to year-end.

11.	Subsequent Events

In January 2018, the Company issued a total of 4,082,528 shares of Series D preferred stock with an issue price of $.653178 per share, in exchange for principal and interest accrued through and including December 22, 2017 outstanding under the convertible promissory notes issued in 2017. The Company also sold 1,686,165 shares of Series D preferred stock for net cash proceeds of $1,101,366. The proceeds received by the Company from the sale of the shares at the Closings shall be used to fund the continued development of the Company’s business and for general working capital purposes. Holders of the Series D preferred stock shall be entitled to dividends only when and if declared by the Board of Directors. Upon liquidation, holders of the Series D preferred stock are also entitled to be paid before holders of the Series C, B, or A Series preferred stock. Series D shares are convertible into shares of the Company’s common stock at a rate 1:1.

As part of the Series D issue, the Company amended and restated its Certificate of Incorporation and certain Stockholders Agreements, to among other things increase the aggregate number of shares of all classes of stock of which the Corporation has the authority to issue to 68,412,553, designated as follows:

(i) 50,000,000 shares of common stock, par value $0.0001 per share, and (ii) 18,412,553 shares of preferred stock, par value $0.0001 per share, of which 4,340,000 are designated Series A Preferred Stock, 1,097,783 are designated Series B Preferred Stock, 7,096,900 are designated Series C Preferred Stock, and 5,877,870 are designated as Series D Preferred Stock.

On December 31, 2017, The Company received a Non-Binding Preliminary Indication of Interest to acquire all of its outstanding equity through a reverse triangular merger with a wholly-owned subsidiary of Alphatec Holdings, Inc. (“Alphatec”). The Company will be acquired on a cash-free and debt-free basis for total consideration of $34 million, subject to a Working Capital true-up, in cash, common stock, warrants, and a series of convertible promissory notes. The closing is contingent on due diligence procedures and expected to take place in the first quarter of 2018. During the due diligence period the Company will receive a daily ticking fee equal to $11,000 per day up to a maximum amount of $1 million.

On March 9, 2018, Alphatec announced its acquisition of the Company. Under the terms of the definitive merger agreement, Alphatec paid $15 million in cash, agreed to issued 3,265,132 shares of common stock, issued $3 million of convertible notes that are convertible into 931,667 shares of common stock and issued warrants to purchase 2.2 million shares of common stock at an exercise price of $3.50 per share.  An additional 1,330,263 shares of common stock are issuable upon achievement of post-closing milestones.

SafeOp Surgical, Inc.

Financial Statements with Independent Auditor’s Report

Year Ended December 31, 2016

SafeOp Surgical, Inc.

Independent Auditor’s Report

The Board of Directors

SafeOp Surgical, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of SafeOp Surgical, Inc. which comprise the balance sheet as of December 31, 2016, and the related statements of operations, convertible preferred stock and stockholders’ deficit, and cash flows for the year ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation of and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting principles used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence that we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SafeOp Surgical, Inc. as of December 31, 2016, and the results of its operations and its cash flows for the year ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Nanavaty, Nanavaty & Davenport, LLP

February 16, 2017

SafeOp Surgical, Inc.

Balance Sheet

As of December 31, 2016

Assets
Assets:
Cash and cash equivalents	$1,226,539
Accounts receivable	9,303
Inventory	235,692
Prepaid expenses and other	134,149
Equipment, net of accumulated depreciation	32,163
Intangible asset, net of accumulated amortization	258,125
Total assets	$1,895,971

Liabilities, Convertible Preferred Stock and Stockholders' Deficit

Liabilities:
Accounts payable and accrued expenses	$241,451
Accrued compensation expense	367,228
Total liabilities	608,679
Series A Preferred Stock, $0.0001 par value per share; 4,340,000 shares authorized, issued and outstanding	4,340,000
Series B Preferred Stock, $0.0001 par value per share; 1,097,783 shares authorized, issued and outstanding	2,470,012
Series C Preferred Stock, $0.0001 par value per share; 12,455,767 shares authorized, 7,096,900 shares issued and outstanding	4,511,018

Stockholders' deficit:
Common stock, 0.0001 par value; 50,000,000 shares authorized, 8,274,708 shares issued and outstanding	827
Stock warrants	450
Additional paid-in-capital	340,830
Retained deficit	(10,375,845)
Total stockholders' deficit	(10,033,738)
Total liabilities, convertible preferred stock and stockholders' deficit	$1,895,971

See accompanying notes to the financial statements.

SafeOp Surgical, Inc.

Statement of Operations

Year Ended December 31, 2016

Revenue	$61,143
Cost of goods sold	183,582
Gross profit	(122,439)
Research and development	522,587
Sales and marketing	985,073
General and administrative	1,977,163
Operating expenses	3,484,823
Loss from operations	(3,607,262)
Interest income	133
Interest expense	(95,506)
Total other expense, net	(95,373)
Net loss	$(3,702,635)

See accompanying notes to the financial statements.

SafeOp Surgical, Inc.

Statement of Convertible Preferred Stock and Stockholders' Deficit

	Convertible Preferred Stock						Stockholders' Deficit
	Series A Convertible		Series B Convertible		Series C Convertible					Additional
	Preferred Stock		Preferred Stock		Preferred Stock		Common Stock			paid-in	Retained	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Warrants	capital	deficit	deficit
Balance at December 31, 2015	4,340,000	$4,340,000	1,097,783	$2,470,012	-	$-	900,000	$90	$-	$166,570	$(6,673,210)	(6,506,550)
Conversion of Bridge notes to Series C
convertible preferred stock in April 2016 Issuance of Series C convertible preferred	-	-	-	-	1,708,032	1,001,248	-	-	-	99,939		99,939
stock to stockholders in April 2016 Issuance of Series C convertible preferred	-	-	-	-	2,686,934	1,750,000	-	-	-	-	-	-
stock to stockholders in June 2016	-	-	-	-	2,686,934	1,750,000	-	-	-	-	-	-
Issuance of common stock pursuant to restricted stock awards in May, June, October, and November 2016	-	-	-	-	-	-	7,215,541	721	-	-	-	721
Issuance of common stock warrants in May and June 2016	-	-	-	-	-	-	-	-	450	-	-	450
Issuance of Series C convertible preferred stock to stockholder in September 2016	-	-	-	-	15,000	9,770	-	-	-	-	-	-
Issuance of common stock pursuant to restricted stock award in September 2016	-	-	-	-	-	-	100,000	10	-	9,990	-	10,000
Issuance of common stock upon exercise of stock options in June 2016	-	-	-	-	-	-	59,167	6	-	586	-	592
Stock-based compensation	-	-	-	-	-	-	-	-	-	63,745		63,745
Net loss	-	-	-	-	-	-	-	-	-	-	(3,702,635)	(3,702,635)
Balance at December 31, 2016	4,340,000	$4,340,000	1,097,783	$2,470,012	7,096,900	$4,511,018	8,274,708	$827	$450	$340,830	$(10,375,845)	$(10,033,738)

See accompanying notes to the financial statements.

SafeOp Surgical, Inc.

Statement of Cash Flows

Year Ended December 31, 2016

Operating activities:
Net loss	$(3,702,635)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	31,408
Stock-based compensation	63,745
Noncash issuance of restricted common stock grant	10,000
Noncash interest expense on convertible promissory notes	95,506
Change in operating assets and liabilities:
Accounts receivable	(9,303)
Inventory	44,783
Prepaid expenses	(119,139)
Accounts payable and accrued expenses	(103,885)
Accrued compensation expense	224,990
Net cash used in operating activities	(3,464,530)
Investing activities:
Acquisition of equipment	(18,976)
Write-off of computer software	7,535
Net cash used in investing activities	(11,441)
Financing activities:
Proceeds from issuance of promissory notes	500,000
Issuance of common stock	727
Issuance of common stock warrants	450
Additional paid in capital	100,525
Issuance of Series C convertible preferred stock	3,409,830
Net cash provided by financing activities	4,011,532
Net increase in cash and cash equivalents	535,561
Cash and cash equivalents, beginning of period	690,978
Cash and cash equivalents, end of period	$1,226,539
Supplemental Disclosure on Noncash Items:
Conversion of promissory notes and accrued interest into Series C convertible preferred stock	$1,001,248
Issuance of Series C convertible preferred stock	$9,770

See accompanying notes to the financial statements.

SafeOp Surgical, Inc.

Notes to Financial Statements

1.	Description of Business

SafeOp Surgical, Inc., (the “Company”) was incorporated in the state of Delaware on September 30, 2011. The Company is a private biotech company focused on the commercializing of a medical device that automatically monitors and detects nerve abnormalities during surgeries. The Company’s corporate office is in Hunt Valley, Maryland.

In January 2014, the Company received clearance from the Food and Drug Administration of the U.S. Department of Health and Human Services, to market its Evoked Potential Assessment Device (EPAD™). The device is portable and intended for use in monitoring neurological status by recording somatosensory evoked potentials (SSEPs).

In 2016, the Company officially launched its product and began collecting revenues. Prior to 2016, the Company’s primary activities since incorporation were to establish its offices, recruit personnel, conduct research and development, perform business and financial planning, and raise capital.

2.	Liquidity

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. Since inception the Company has reported losses from operations and is expected to generate losses and consume significant cash resources in the foreseeable future as the Company continues development of modules around the core product and begins to expand its business. The Company has cash and cash equivalents of $1,226,539 and an accumulated deficit of $10,375,845 as of December 31, 2016. During 2016, the Company completed the first two tranches of its Series C Closing raising $4,500,000 from the issuance of 7,096,900 shares of convertible Series C preferred stock. A total of $8,000,000 is planned to be raised from the Series C preferred stock financing. The remaining $3,500,000 is expected to close on or before December 31, 2017. Prior to 2016, the Company had completed its Series A and Series B Closings and received $4,340,000 and $2,470,012 in net proceeds from the sale of 4,340,000 and 1,097,783 shares of convertible Series A and B convertible preferred stock, respectively. Management believes that cash and cash equivalents on hand at December 31, 2016 of $1,226,539 in addition to $3,500,000 from the remainder of the Series C transaction in 2017, will be sufficient to fund planned expenditures and meet the Company’s obligations through 2017. However, there can be no assurance that additional financing will be available on satisfactory terms at all.

3.	Significant Accounting Policies

Basis of Presentation

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate the continued existence of the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from such estimates, and any difference could be material to the financial statements and accompanying notes.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

3.	Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash and cash equivalents, prepaid expenses, accounts payable and accrued expenses generally approximate their respective fair value because of the short-term maturities.

Cash and Cash Equivalents

Cash and cash equivalents are stated at fair value. The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company maintains its cash in depository accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses on such accounts.

Sources of Supply

Many of the purchased components used to manufacture the Company’s products are single-sourced due to technology, price, or other considerations. Some of these single-sourced components are manufactured to the Company’s design and specifications. Most of these items, however, may be sourced from other suppliers, often after a requalification process. In the event that the Company’s supply of critical components was interrupted due to the time required to requalify materials or modify product designs, the Company’s ability to manufacture the related product in desired quantities and in a timely manner could be adversely affected. The Company attempts to mitigate these risks by working closely with key suppliers to coordinate product plans and the transition to replacement components for critical parts.

Inventories

Inventories consists primarily of finished goods, which includes specialized medical devices, and are stated at the lower of cost or market using the first-in, first-out cost method. The Company evaluates inventories for obsolescence and excess quantities based on changes in market demand or introduction of competing technologies.

Equipment and Depreciation

Equipment consists of computers, office equipment and furniture and is stated at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets, generally three to five years. Expenditures for maintenance and repairs, which do not improve or extend the useful lives of the respective assets, are expensed as incurred.

Research and Development Expenses

Research and development costs are charged to expense as incurred. Research and development costs include the costs to design, develop, test, deploy and enhance its product. Costs incurred under agreements with third parties are charged to expense as incurred in accordance with the specific contractual performance terms of such agreements. Milestone payments incurred are charged to expense in accordance with the specific contractual performance terms of such agreements.

Intangible Asset

Intangible asset consists of purchased developed technology, which is amortized over a period of 20 years.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

3.	Significant Accounting Policies (continued)

Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, as well as the operating loss and tax credit carryforwards. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets and liabilities are measured at the balance sheet date using the enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period such tax rate changes are enacted. The Company has incurred losses since September 30, 2011 (inception). Therefore, the Company has incurred no income tax liability and has not recorded any provision for income taxes.

The Company recognizes uncertain income tax positions at the largest amount that is more likely than not to be sustained upon review by the relevant tax authorities. An uncertain income tax position will not be recognized if it is less than 50 percent likely of being sustained.

The Company’s income tax returns are subject to examination by the appropriate taxing jurisdictions, and generally remain open for the last three years, as applicable.

Stock-Based Compensation

The Company measures and recognizes the cost of employee services received in exchange for awards of equity instruments based on the grant date fair value of those awards. Stock-based compensation expense is recognized ratably using the straight-line attribution method over the expected vesting period, which is considered to be the requisite service period. In addition, the Company is required to estimate the amount of expected forfeitures when calculating compensation expense. The Company accounts for nonemployee equity-based awards, in which services are the consideration received for the equity instruments issued, at their fair value.

For purposes of calculating the stock-based compensation expense, the fair value of the options granted by the Company in 2012 through 2016 was determined giving appropriate analysis to the preference of the Company’s outstanding preferred stock, the Company’s cash position and prior to 2016, its stage of development. Stock-based compensation expense recognized in the accompanying statements of operations for the year ended December 31, 2016, was further based on awards ultimately expected to vest and is reduced for estimated forfeitures, if any.

The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model and straight-line amortization of compensation expense over the requisite service period of the grant.

Subsequent Events

Management has evaluated transactions and events that occurred through February 16, 2017, the date that these financial statements were available to be issued, for recognition and/or disclosure in these financial statements.

4.	Equipment

Computer equipment	$33,774
Furniture	15,309
Subtotal	49,083
Less: Accumulated depreciation	(16,920)
Equipment, net	$32,163

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

5.	Intangible Asset

Intangible asset consists of the following at December 31, 2016:

	2015
	Weighted Average Useful Life (In Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Developed technology	20	$350,000	$(91,875)	$258,125

6.	Convertible Preferred Stock

In April 2016, the Company amended and restated its Certificate of Incorporation and certain Stockholders Agreements, to among other things increase the aggregate number of shares of all classes of stock of which the Corporation has the authority to issue to 67,893,550, designated as follows: (i) 50,000,000 shares of common stock, par value $0.0001 per share, and (ii) 17,893,550 shares of preferred stock, par value $0.0001 per share, of which 4,340,000 are designated Series A Preferred Stock, 1,097,783 are designated Series B Preferred Stock and 12,455,767 are designated Series C Preferred Stock.

Series A

The Company issued a total of 4,340,000 shares of Series A preferred stock with a price of $1 per share. The net cash proceeds of this financing was $4,340,000. The Company’s Series A preferred stock has been classified as mezzanine on the balance sheet instead of stockholder’s equity in accordance with Accounting Standard Codification (ASC) 480-10-S99-3, Classification and Measurement of Redeemable Securities, under which if the preferred security holders control a majority of the votes of the Board of Directors through direct representation on the Board of Directors or through other rights, the preferred security is redeemable at the option of the holder, and its classification outside of permanent equity is appropriate. Accordingly, the Series A preferred stock is classified as other than permanent equity or mezzanine equity.

Conversion

Each share of Series A preferred stock may, at the option of the holder thereof, be converted at any time and from time to time, and without the payment of consideration by the holder thereof, into fully-paid and non-assessable shares of common stock, subject to anti-dilution adjustments. The number of shares of common stock which a Series A holder shall be entitled to receive upon conversion of its Series A preferred stock shall be equal to the product obtained by multiplying (a) the number of shares of Series A preferred stock being converted at any time by, (b) the conversion rate then in effect; or (c) upon a qualified public offering; or (d) upon the affirmative vote or consent of, and written notice to, the Company by the holders of at least a majority of the then outstanding shares of Series A preferred stock.

Effective April 2016, in connection with the issuance of the Series C preferred stock, the conversion rights of the Series A preferred stock was changed from a 1:1 conversion rate to a 1:2.8868 conversion rate. At December 31, 2016, the total preferred stock issued and outstanding of 4,340,000 shares equals 12,528,868 common stock shares upon conversion.

The rights, preferences, and privileges of the preferred stock are as follows:

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

6.	Convertible Preferred Stock (continued)

Voting

Each Series A preferred stock holder shall be entitled to vote together with the common stock and all other series and classes of stock permitted to vote with the common stock on all matters submitted to a vote of the holders of the common stock (including election of directors). For each vote in which the Series A holders are entitled to participate, each Series A holder shall be entitled to that number of votes per share to which such Series A holder would have been entitled had each share of Series A preferred stock held by such Series A holder then been converted into shares of common stock as specified in the Company’s certificate of incorporation. The approval of Series A preferred stockholders is required for a number of significant changes to the Company, including creation of new classes of shares and amendments to the Company’s Articles of Incorporation, election of the Company’s board members, in addition to other corporate actions.

Dividends

Holders of Series A preferred stock shall be entitled to receive dividends out of any assets legally available only when as, and if declared by the Board of Directors, prior to and in preference to any declaration or payment of any dividend on the common stock, at a rate equal to 8% per annum (based upon a 365-day year) of $1.00 per share. Effective April 2016, the accreted value of such undeclared dividends were added to the liquidation value of the shares, and all further accretion has been cancelled. To date, the Board of Directors has not declared any dividends.

Liquidation

In the event of liquidation, dissolution, or winding up, whether voluntarily or involuntarily, and upon certain other defined events, the holders of the Series A preferred stock are also entitled to receive liquidation preferences in an amount per share of Series A preferred stock equal to (a) the Series A Issue Price plus, (b) an amount equal to all accrued and unpaid Series A dividends (whether or not declared) on such shares of Series A preferred stock. Liquidation payments are made in preference to any payments to the holders of common stock. At December 31, 2016, the total liquidation value of the Series A preferred stock is $5,698,512. If, upon liquidation, the available assets shall be insufficient to pay the full amount of the Series A liquidation preference, the Series A holders shall share in any distribution or payment of available assets pro rata in proportion to the respective Series A liquidation preference which would otherwise be payable upon a liquidation with respect to the outstanding shares of the Series A preferred stock if the Series A liquidation preference payable with respect to such shares were paid in full.

After payment in full of the Series A liquidation preference, the remaining available assets, if any, shall be distributed among the holders of the common stock pro rata in proportion to the number of shares of common stock then held by such holders.

Series B

In July through November 2014, the Company issued a total of 1,097,783 shares of Series B preferred stock with a price of $2.25 per share. The net cash proceeds received were $2,470,012. The Company’s Series B preferred stock has been classified as mezzanine on the balance sheet instead of stockholder’s equity in accordance with Accounting Standard Codification (ASC) 480-10-S99-3, Classification and Measurement of Redeemable Securities, under which if the preferred security holders control a majority of the votes of the Board of Directors through direct representation on the Board of Directors or through other rights, the preferred security is redeemable at the option of the holder, and its classification outside of permanent equity is appropriate. Accordingly, the Series B preferred stock is classified as other than permanent equity or mezzanine equity.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

6.	Convertible Preferred Stock (continued)

Conversion

Each share of Series B preferred stock may, at the option of the holder thereof, be converted at any time and from time to time, and without the payment of consideration by the holder thereof, into fully-paid and non-assessable shares of common stock, subject to anti-dilution adjustments. The number of shares of common stock which a Series B holder shall be entitled to receive upon conversion of its Series B preferred stock shall be equal to the product obtained by multiplying (a) the number of shares of Series B preferred stock being converted at any time by, (b) the conversion rate then in effect; or (c) upon a qualified public offering; or (d) upon the affirmative vote or consent of, and written notice to, the Company by the holders of at least a majority of the then outstanding shares of Series B preferred stock.

Effective April 2016, in connection with the issuance of the Series C preferred stock, the conversion rights of the Series B preferred stock was changed from a 1:1 conversion rate to a 1:3.96 conversion rate. At December 31, 2016, the total preferred stock issued and outstanding of 1,097,783 shares equals 4,347,082 common stock shares upon conversion.

The rights, preferences, and privileges of the preferred stock are as follows:

Voting

Each Series B preferred stock holder shall be entitled to vote together with the common stock and all other series and classes of stock permitted to vote with the common stock on all matters submitted to a vote of the holders of the common stock (including election of directors). For each vote in which the Series B holders are entitled to participate, each Series B holder shall be entitled to that number of votes per share to which such Series B holder would have been entitled had each share of Series B preferred stock held by such Series B holder then been converted into shares of common stock as specified in the Company’s certificate of incorporation. The approval of Series B preferred stockholders is required for a number of significant changes to the Company, including creation of new classes of shares and amendments to the Company’s Articles of Incorporation, election of the Company’s board members, in addition to other corporate actions.

Dividends

Holders of Series B preferred stock shall be entitled to receive dividends out of any assets legally available only when as, and if declared by the Board of Directors, prior to and in preference to any declaration or payment of any dividend on the Series A preferred stock and the common stock, at a rate equal to 8% per annum (based upon a 365-day year) of $1.00 per share. Effective April 2016, the accreted value of such undeclared dividends were added to the liquidation value of the shares, and all further accretion has been cancelled. To date, the Board of Directors has not declared any dividends.

Liquidation

In the event of liquidation, dissolution, or winding up, whether voluntarily or involuntarily, and upon certain other defined events, the holders of the Series B preferred stock are also entitled to be paid out of the assets of the Company available for distribution or payment to holders of the Company’s capital stock of all classes, before any distribution or payment is made to any holders of Series A preferred stock or common stock, an amount per share of Series B Preferred Stock equal to (a) the Series B Issue Price plus, (b) an amount equal to all accrued and unpaid Series B dividends (whether or not declared) on such shares of Series B preferred stock. Liquidation payments are made in preference to any payments to the holders of common stock. At December 31, 2016, the total liquidation value of the Series B preferred stock is $2,819,448. If, upon liquidation, the available assets shall be insufficient to pay the full amount of the Series B liquidation preference, the Series B holders shall share in any distribution or payment of available assets pro rata in proportion to the respective Series B liquidation preference which would otherwise be payable upon a liquidation with respect to the outstanding shares of the Series B preferred stock if the Series B liquidation preference payable with respect to such shares were paid in full.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

6.	Convertible Preferred Stock (continued)

Series C

In April and June 2016, the Company issued a total of 7,096,900 shares of Series C preferred stock for net cash proceeds of $4,511,018. The Company’s Series C preferred stock has been classified as mezzanine on the balance sheet instead of stockholder’s equity in accordance with Accounting Standard Codification (ASC) 480-10-S99-3, Classification and Measurement of Redeemable Securities, under which if the preferred security holders control a majority of the votes of the Board of Directors through direct representation on the Board of Directors or through other rights, the preferred security is redeemable at the option of the holder, and its classification outside of permanent equity is appropriate. Accordingly, the Series C preferred stock is classified as other than permanent equity or mezzanine equity.

Conversion

Each share of Series C preferred stock may, at the option of the holder thereof, be converted at any time and from time to time, and without the payment of consideration by the holder thereof, into fully-paid and non-assessable shares of common stock, subject to anti-dilution adjustments. The number of shares of common stock which a Series C holder shall be entitled to receive upon conversion of its Series C preferred stock shall be equal to the product obtained by multiplying (a) the number of shares of Series C preferred stock being converted at any time by, (b) the conversion rate then in effect, as defined in the Purchase Agreement.

The rights, preferences, and privileges of the preferred stock are as follows:

Voting

Each Series C preferred stock holder shall be entitled to vote together with the common stock and all other series and classes of stock permitted to vote with the common stock on all matters submitted to a vote of the holders of the common stock (including election of directors). For each vote in which the Series C holders are entitled to participate, each Series C holder shall be entitled to that number of votes per share to which such Series C holder would have been entitled had each share of Series C preferred stock held by such Series C holder then been converted into shares of common stock as specified in the Company’s certificate of incorporation. The approval of Series C preferred stockholders is required for a number of significant changes to the Company, including creation of new classes of shares and amendments to the Company’s Articles of Incorporation, election of the Company’s board members, in addition to other corporate actions.

Dividends

Holders of Series C preferred stock shall be entitled to receive dividends out of any assets legally available only when as, and if declared by the Board of Directors. To date, the Board of Directors has not declared any dividends.

Liquidation

In the event of liquidation, dissolution, or winding up, whether voluntarily or involuntarily, and upon certain other defined events, the holders of the Series C preferred stock are also entitled to be paid out of the assets of the Company available for distribution or payment to holders of the Company’s capital stock of all classes, before any distribution or payment is made to any holders of Series A or Series B preferred stock or common stock, an amount per share of Series C Preferred Stock held by such Series C holder equal to $4,511,018, subject to adjustment for any stock dividends, stock splits, and other subdivisions. If, upon liquidation, the available assets shall be insufficient to pay the full amount of the Series C liquidation preference, the Series C holders shall share in any distribution or payment of available assets pro rata in proportion to the respective Series C liquidation preference which would otherwise be payable upon a liquidation with respect to the outstanding shares of the Series C preferred stock if the Series C liquidation preference payable with respect to such shares were paid in full.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

7.	Stockholders’ Deficit

Common Stock: In connection with the sale of the Company’s Series A preferred shares in the year ended December 31, 2012, the Company entered in an Award Agreement for Restricted Shares (the “Agreement”) with several common stockholders, including one employee/officer. In March 2012 a total of 900,000 shares of common stock were issued under the Agreement. At December 31, 2015, the entire 900,000 restricted shares granted became fully vested. During 2016, an additional 7,215,541 share of common stock were issued under the Agreement. None of the awarded shares or any beneficial interest therein shall be transferred, encumbered, pledged or otherwise alienated or disposed of in any way until they have become non-forfeitable in accordance with the Agreement. Even after any of the awarded shares become transferable pursuant to this Agreement, they will remain subject to the transfer restrictions set forth in the Stockholders Agreement.

Common Stock Warrants: In connection with the April and June 2016 sale of the Company’s Series C preferred shares, the Company granted 3,540,950 warrant shares to the Series C shareholders for the purchase of the Company’s common stock at an exercise price of $.01 per share. The amount of shares of common stock purchasable upon the exercise of this warrant is subject to adjustment from time to time upon the occurrence of certain events as described in the Warrant Agreement. The warrants allow for either a cash or share settlement at the sole discretion of the Company, and are only exercisable, whether in whole or in part, concurrently with the consummation of the Company’s first firm commitment underwritten public offering of Warrant Shares which occurs before the expiration time of the warrants. The warrants expire upon the first to occur of (a) on June 30, 2026 and (b) the consummation of a liquidation of the Company.

The Company has a total of 50,000,000 shares of common stock authorized. The following shares of stock are issued or are reserved for future issuance:

Common stock outstanding under restricted stock awards	8,274,708
Reserved for conversion of Series A preferred stock	12,528,868
Reserved for conversion of Series B preferred stock	4,347,082
Reserved for conversion of Series C preferred stock	7,096,900
Reserved for exercise of stock options issued and outstanding	582,203
Reserved for common stock warrants issued and outstanding	3,540,950
Reserved for shares available for 2012 Equity Incentive Plan	1,343,089
Common stock available for future issuance	12,286,200
Total authorized shares	50,000,000

Stock Option Plan and Stock-Based Compensation

Stock Option Plan - Under the 2012 Equity Incentive Plan (the Plan) including amendments, 10,200,000 shares of common stock have been reserved for the issuance of incentive stock options (ISOs) and non-qualified stock options (NSOs). Employees, Directors, consultants, and other individuals who provide services to the Company are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company are eligible to be granted ISOs. ISOs and NSOs may be granted with an exercise price no lesser than the fair market value of the common stock on the date of grant. Options granted to a 10% stockholder shall be at no less than 110% of the fair value, and ISO grants to such 10% stockholders expire five years from the date of grant. ISOs granted under the Plan generally vest 25% after completion of the first year of service, and the balance vest in equal monthly installments over the next 36 months of service and expire ten years from the grant date, unless subject to provisions regarding 10% stockholders. NSOs vest per the specific agreement and expire ten years from the date of grant.

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

7.	Stockholders’ Deficit (continued)

The fair value of stock options granted was estimated using the following weighted average assumptions:

Expected dividend yield	0.00%
Expected term (in years)	10 years
Risk-free interest rate	2.13%
Expected stock price volatility	100%

The Company has not paid dividends on its common shares in the past nor does it expect to pay dividends in the future. As such, the company used a dividend yield percentage of zero. Additionally, because the Company does not have a publicly traded common stock, the expected volatility was estimated by the Company to be 100% consistent with the historical changes in the fair value of its stock price. The risk-free rates approximated the rate of treasury securities with the same term as the options on the date of the respective grant.

For the year ended, December 31, 2016, the Company recorded $63,745 of compensation expense related to stock options. As of December 31, 2016, there was $624,171 of total unrecognized cost related to non-vested stock option grants which is expected to be recognized over the next four years.

A summary of the 2012 Equity Incentive Plan activity is as follows:

	Available for Grant	Outstanding Options	Outstanding restricted shares	Weighted Average Exercise Price
Balance at December 31, 2015	403,552	246,448	900,000	$0.0477
Reserved	8,650,000	-	-	$0.1000
Granted	(7,790,244)	474,703	7,315,541	$0.1000
Exercised	-	(59,167)	59,167	$0.1000
Forfeited or voided	79,781	(79,781)	-	$0.0477
Balance at December 31, 2016	1,343,089	582,203	8,274,708	$0.0882

8.	Income Taxes

At December 31, 2016, the Company had federal and state net operating loss carryforwards of approximately $10,347,000 and $4,762,000, respectively. The difference between the federal and the state tax loss carryforwards is primarily attributable to the apportionment of income to various states. The Company also has federal research and development tax credit carryforwards of approximately $168,000 available to reduce future income subject to income taxes.

Significant components of the Company’s deferred tax assets are shown below. A valuation allowance of $4,021,000 has been established as of December 31, 2016, to offset the deferred tax assets as realization of such assets does not meet the more likely than not threshold set forth in the standards.

Deferred tax assets:
Research and development credits	$59,000
State taxes	(2,000)
Depreciation and amortization	(12,000)
Net operating loss carryforwards	3,976,000
Total deferred tax assets	4,021,000
Valuation allowance for deferred tax assets	(4,021,000)
Total net deferred tax assets	$-

SafeOp Surgical, Inc.

Notes to Financial Statements (continued)

9.	Commitments

The Company has entered into employment agreements with 5 of its key employees. The terms of the agreement include provisions for salary, bonuses, and benefits when certain measurable targets are achieved. In addition, the agreements include provisions that provide severance payments ranging from 75% to 100% of the employee’s annual base pay plus a pro rata portion of the performance bonus through the date of termination if the employee’s employment is terminated by the employer without cause or by the employee for good reason, or if there is a change in control (defined as greater than 50% of the Company’s stock sold).

The Company has entered into a lease agreement for office space in Maryland. The initial lease term is for 37 months commencing December 2014, with an option for one additional 3-year term. Rent was initially $5,069 per month with scheduled increases of 3% per year. As an incentive to lease the office space the Company received 1 month rent-free.

APPENDIX D

Alphatec Holdings, Inc.

Unaudited Pro Forma Condensed Combined Financial Statements

On March 6, 2018, Alphatec Holdings, Inc. (the “Company”) and its newly-created wholly-owned subsidiary, Safari Merger Sub, Inc. (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SafeOp Surgical, Inc., a Delaware corporation (“SafeOp”), certain Key Stockholders of SafeOp and a Stockholder Representative. The Merger Agreement provides for a reverse triangular merger (the “Merger”), which was consummated on March 8, 2018, in which Sub was merged into SafeOp, with SafeOp being the surviving corporation and a wholly-owned subsidiary of the Company. Under the term of the Merger Agreement, the Company paid $15 million in cash, agreed to issue 3,265,132 shares of Common Stock, issued $3 million of notes that are convertible into 931,667 shares of Common Stock (the “Notes”), and issued warrants to purchase 2.2 million shares of Common Stock at an exercise price of $3.50 per share (the “Merger Warrants”). An additional 1,330,263 shares of Common Stock are issuable upon achievement of post-closing milestones.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2017 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 are based on the historical financial statements of the Company and SafeOp using the acquisition method of accounting.

The unaudited condensed combined pro forma balance sheet as of December 31, 2017 is based on the Company’s consolidated balance sheet as of December 31, 2017 and SafeOp’s balance sheet as of December 31, 2017.  The unaudited condensed combined pro forma balance sheet gives effect to the Merger and the completed and anticipated financing as if it had occurred on December 31, 2017, and includes all adjustments that give effect to events that are directly attributable to the Merger and are factually supportable.  The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 gives effect to the Merger and the completed and anticipated financing as if it had occurred on January 1, 2017 and includes all adjustments that give effect to events that are directly attributable to the Merger and the completed and anticipated financing, are expected to have a continuing impact, and are factually supportable.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not intended to represent or to be indicative of the results of operations and financial position that the Company would have reported had the Merger been completed as of the date set forth in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements reflect certain adjustments based on management’s preliminary estimates of the fair values of tangible and intangible assets acquired.  Upon completion of detailed valuation studies the Company may make additional adjustments to the fair values, and these valuations could change significantly from those used to determine certain adjustments in the pro forma condensed combined financial statements.

In addition to the Merger, the pro forma financial statements include the effect of entering into a securities purchase agreement dated March 8, 2018, pursuant to which the Company sold in a private placement (the “Private Placement”) to certain institutional and accredited investors (collectively, the “Purchasers”), including certain directors and executive officers of the Company, at a purchase price of $1,000 per share, 45,200 shares (the “Preferred Shares”) of newly designated Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”) (which Preferred Shares will be converted into approximately 14,349,236 shares (subject to adjustment as described below and in the Certificate of Designations) of the Company’s common stock (“Common Stock”) upon approval by the Company’s stockholders (“Stockholder Approval”), and warrants to purchase up to 12,196,851 shares of Common Stock at an exercise price of $3.50 per share (the “Private Offering Warrants”). The Private Offering Warrants will become exercisable following Stockholder Approval, are subject to certain ownership limitations in certain cases, and expire five years after the date of such Stockholder Approval.  The aggregate gross proceeds from the Private Placement were $45.2 million. The Company intends to use the net proceeds from the Private Placement for general corporate and working capital purposes and to fund strategic initiatives, including a portion of the Merger consideration described above.

The pro forma financial statements also include the effect of the Company entering into a Warrant Exercise Agreement (the “Exercise Agreement”) with Armistice Capital Master Fund, Ltd. (“Armistice”) on March 8, 2018, a holder of an outstanding warrant to purchase up to an aggregate of 2,400,000 shares of Common Stock, at an exercise price of $2.00 per share (the “Original Warrant”). Pursuant to the terms of the Exercise Agreement, Armistice has agreed to exercise, from time to time and in accordance with the terms of the Original Warrant, including certain beneficial ownership limitations set forth therein, the Original Warrant for cash (the “Warrant Exercise”). As a result of the Warrant Exercise, the Company received gross proceeds of $3.4 million on March 8, 2018 from the exercise of the 1.7 million shares of the Original Warrant, and expects to receive additional gross proceeds of up to $1.4 million thereafter from additional exercises of the remaining shares under the Original Warrant following Stockholder Approval. The Company expects to use the net proceeds from the exercise of the Original Warrant for general corporate and working capital purposes and to fund strategic initiatives.

These unaudited pro forma condensed combined financial statements should be read in conjunction with:

•

The Company’s historical consolidated financial statements and notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 9, 2018;

•	The Company’s Current Report on Form 8-K filed with the SEC on March 6, 2018;
•	SafeOp Surgical Inc.’s Financial Statements with Independent Auditor’s report for the year ended December 31, 2017 included in Appendix C.

Alphatec Holdings, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2017 (In thousands)

	Alphatec Historical	SafeOp Historical	Pro Forma Adjustments Financing		Pro Forma Adjustments SafeOp Acquisitions		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$22,466	$301	$47,797	A	$(16,622)	E	$53,942
Accounts receivable, net	14,822	55					14,877
Inventories	27,292	218					27,510
Prepaid expenses and other current assets	1,767	41					1,808
Current assets of discontinued operations	131						131
Total current assets	66,478	615	47,797		(16,622)		98,268
Property and equipment, net	12,670	23					12,693
Intangible assets, net	5,248	241			21,560	F	26,808
					(241)	G
Goodwill					14,085	H	14,085
Other assets	208						208
Noncurrent assets from discontinued operations	56						56
Total assets	$84,660	$879	$47,797		$18,782		$152,118
Liabilities And Stockholders’ Equity
Current liabilities:
Accounts payable	$3,878	$221	$102	B	$138	I	$4,277
					(62)	J
Accrued expenses	22,246	164			62	J	22,472
Current portion of long-term debt	3,306						3,306
Commitments and contingencies					3,200	K	3,200
Current liabilities of discontinued operations	312						312
Total current liabilities	29,742	385	102		3,338		33,567
Long-term debt less current portion	37,767				3,000	L	40,767
Other long-term debt	20,206						20,206
Deferred tax liabilities					2,189	M	2,189
Convertible promissory note		2,401			(2,401)	N	—
Total liabilities	87,715	2,786	102		6,126		96,729
Redeemable preferred stock	23,603	11,321			(11,321)	N	23,603
Stockholders’ equity:
+Series A convertible preferred stock	—	—					—
Series B convertible preferred stock	—	—	—	C			—
Common stock	2	1	—	D	(1)	O	2
					—	P
Treasury Stock, 2 shares, at cost	(97)						(97)
Additional paid in capital	436,803	532	35,246	C	(532)	O	487,605
			4,800	D	10,756	P
Stock warrants		1	7,649	C	(1)	O	9,299
					1,650	Q
Shareholder note receivable	(5,000)						(5,000)
Accumulated other comprehensive income	1,093						1,093
Accumulated deficit	(459,459)	(13,762)			13,762	O	(461,117)
					(1,658)	R
Total stockholders’ equity	(26,658)	(13,228)	47,695		23,976		31,785
Total liabilities and stockholders’ equity	$84,660	$879	$47,797		$18,781		$152,117

Alphatec Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2017

(In thousands, except per share amounts)

	Alphatec Historical	SafeOp Historical	Pro Forma Adjustments Financing		Pro Forma Adjustments SafeOp Acquisitions		Pro Forma Combined
Revenues	$101,739	$246	$—		$—		$101,985
Cost of Revenues	39,406	123					39,529
Gross Profit	62,333	123					62,456
Operating Expenses:
Research and development	4,920	801					5,721
Sales and marketing	41,158	1,343					42,501
General and administrative	23,220	1,352			(168)	S	24,404
Amortization of intangibles	688				715	F	1,403
Restructuring expenses	2,206						2,206
Impairment on intangible assets	(856)						(856)
Total costs and expenses	71,336	3,496	—		547		75,379
Operating loss	(9,003)	(3,373)	—		(547)		(12,923)
Interest expense, net	(7,482)	(13)			(180)	L	(7,675)
Gain on change of fair value of warrants	12,044						12,044
Other expenses, net	(133)						(133)
Loss from continuing operations before tax	$(4,574)	$(3,386)	$—		$(727)		$(8,687)
Income tax benefit	(34)						(34)
Loss from continuing operations	(4,540)	(3,386)	—		(727)		(8,653)
Income from discontinued operations, net	2,246						2,246
Net loss	$(2,294)	$(3,386)	$—		$(727)		$(6,407)
(Loss) Income per share, basic:
Continuing operations	$(0.36)						$(0.47)
Discontinued operations	0.18						0.12
Net loss per share, basic:	$(0.18)						$(0.35)
(Loss) Income per share, diluted:
Continuing operations	$(1.25)						$(0.43)
Discontinued operations	0.17						0.05
Net loss per share, diluted	$(1.08)						$(0.38)
Weighted average number of shares outstanding:
Basic	12,788		2,400	T	3,265	T	18,453
Diluted	13,282		28,946	U	6,397	U	48,625

See the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements, which are an integral part of these financial statements.

Alphatec Holdings, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Description of Transaction and Basis of Presentation

Description of Transaction

On March 6, 2018, Alphatec Holdings, Inc. (the “Company”) and its newly-created wholly-owned subsidiary, Safari Merger Sub, Inc. (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SafeOp Surgical, Inc., a Delaware corporation (“SafeOp”), certain Key Stockholders of SafeOp and a Stockholder Representative. The Merger Agreement provides for a reverse triangular merger (the “Merger”), which was consummated on March 8, 2018, in which Sub was merged into SafeOp, with SafeOp being the surviving corporation and a wholly-owned subsidiary of the Company. Under the terms of the Merger Agreement, the Company paid $15 million in cash, agreed to issue 3,265,132 shares of Common Stock, issued $3 million of notes that are convertible into 931,667 shares of Common Stock (the “Notes”), and issued warrants to purchase 2.2 million shares of Common Stock at an exercise price of $3.50 per share (the “Merger Warrants”). An additional 1,330,263 shares of Common Stock are issuable upon achievement of post-closing milestones.

In addition to the Merger, the pro forma financial statements include the effect of entering into a securities purchase agreement dated March 8, 2018, pursuant  to which the Company sold in a private placement (the “Private Placement”) to certain institutional and accredited investors (collectively, the “Purchasers”), including certain directors and executive officers of the Company, at a purchase price of $1,000 per share, 45,200 shares (the “Preferred Shares”) of newly designated Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”) (which Preferred Shares will be converted into approximately 14,349,236 shares (subject to adjustment as described below and in the Certificate of Designations) of the Company’s common stock (“Common Stock”) upon approval by the Company’s stockholders (“Stockholder Approval”), and warrants to purchase up to 12,196,851 shares of Common Stock at an exercise price of $3.50 per share (the “Private Offering Warrants”). The Private Offering Warrants will become exercisable following Stockholder Approval, are subject to certain ownership limitations in certain cases, and expire five years after the date of such Stockholder Approval. The aggregate gross proceeds from the Private Placement were approximately $45.2 million. The Company intends to use the net proceeds from the Private Placement for general corporate and working capital purposes and to fund strategic initiatives, including a portion of the Merger consideration described above.

The pro forma financial statements also include the effect of the Company entering into a Warrant Exercise Agreement (the “Exercise Agreement”) with Armistice Capital Master Fund, Ltd. (“Armistice”) on March 8, 2018, a holder of an outstanding warrant to purchase up to an aggregate of 2,400,000 shares of Common Stock, at an exercise price of $2.00 per share (the “Original Warrant”). Pursuant to the terms of the Exercise Agreement, Armistice has agreed to exercise, from time to time and in accordance with the terms of the Original Warrant, including certain beneficial ownership limitations set forth therein, the Original Warrant for cash (the “Warrant Exercise”). As a result of the Warrant Exercise, the Company received gross proceeds of $3.4 million on March 8, 2018 from the exercise of the 1.7 million shares of the Original Warrant, and expects to receive additional gross proceeds of up to $1.4 million thereafter from additional exercises of the remaining shares under the Original Warrant following Stockholder Approval. The Company expects to use the net proceeds from the exercise of the Original Warrant for general corporate and working capital purposes and to fund strategic initiatives.

Basis of Presentation

The unaudited pro forma condensed combined financial statement have been prepared based on the Company’s and SafeOp’s historical financial information, giving effect to the Merger and related adjustments described in these notes. The Company and SafeOp prepares its financial statement in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Certain note disclosures normally included in the financial statements prepared in accordance with U.S. GAAP have been condensed or omitted as permitted by the Securities and Exchange Commission rules and regulations.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017, gives effect to the Merger and the completed and anticipated financing as if they were completed on January 1, 2017 and the unaudited pro forma condensed combined balance sheet as of December 31, 2017, gives effect to the Merger and the completed and anticipated financing as if they had occurred on that date.

The historical financial information is adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events and are based on (i) the historical consolidated results of operations and financial condition of the Company; (ii) the historical consolidated results of operations and financial condition of SafeOp; and (iii) pro forma events directly attributable to the proposed merger and with respect to the unaudited condensed combined statements of operations are expected to have a continuing impact on the combined results, as further described below.

The Company accounts for business combinations in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 805, “Business Combinations.” The purchase price for the Merger has been allocated to the assets and liabilities acquired based on management’s preliminary estimates of the fair values of tangible and intangible assets acquired.  Upon completion of detailed valuation studies the Company may make additional adjustments to the fair values, and these valuations could change significantly from those used to determine certain adjustments in the pro forma condensed combined financial statements.

Certain reclassifications have been made to the historical presentation of SafeOp to conform to the presentation used in the unaudited pro forma condensed combined financial information.  These reclassifications have no net impact on the historical operating loss, loss from continuing operations, total assets, liabilities, or shareholders’ equity reported by the Company or SafeOp.

2. Purchase Price

In connection with the Merger, the Company agreed to pay $15 million in cash (subject to a working capital adjustment), agreed to issue 3,265,132 shares of Common Stock, issued Notes for $3 million, and issued Merger Warrants to purchase 2.2 million shares of Common Stock at an exercise price of $3.50 per share.  In accordance with the terms of the Merger Agreement, the price per share of the Common Stock was based on the per share price at the time of entering into the Letter of Intent and the volume weighted average price per share of the Company’s Common Stock for the period commencing on December 31, 2017 and ending March 5, 2018.  For accounting purposes, such shares were valued as of March 12, 2018, the date of issuance, at a per share price of $3.30; a total of $10.8 million. The Merger Warrants were fair valued at $1.6 million using the Black-Scholes valuation model. Additionally, a portion of the consideration transferred was to pay for certain SafeOp transaction costs incurred related to the Merger.  As such, payments related to these reimbursements are included in the purchase price below.

The Company agreed to issue additional shares of Common Stock for up to $4.3 million upon achievement of post-closing milestones (the “Contingent Consideration”). The first milestone includes payment of up to $1.4 million 10 days after 501(k) submission of an application for regulatory clearance for an indication for use of a product that includes specifically recording of muscle activity, also known as electromyography (“EMG”). The second milestone includes a payment of up to $2.9 million 10 days after the receipt of 501(k) clearance from any regulatory authority for an indication for use of a product specifically EMG. The Contingent Consideration is recorded as a liability and measured at fair value using a probability-weighted income approach, utilizing significant unobservable inputs including the probability of achieving each of the potential milestones and an estimated discount rate related to the risks of the expected cash flows attributable to the milestones.  The material factors that may impact the fair value of the Contingent Consideration, and therefore, this liability, are the probabilities of achieving the related milestones and the discount rate.  Significant increases or decreases in any of the probabilities of success would result in a significantly higher or lower fair value, respectively.  The fair value of the Contingent Consideration, and the associated liability relating to the Contingent Consideration at each reporting date, will be re-estimated with the changes in fair value reflected in earnings.

The total estimated purchase price is presented below (in thousands):

Cash	$15,103
Common Stock (	10,756
Note (	3,000
Warrants (	1,650
Contingent Consideration	3,200
Total	$33,709

Pro Forma Adjustments

A.	Reflects the consideration received from the Private Placement and the Warrant Exercise, net of issuance costs paid to date summarized as follows (in thousands):

Private Placement	$45,200
Issuance Costs	(2,203)
Warrant Exercise	4,800
Total	$47,797

B.	Reflects the amount of the Private Placement issuance costs that were incurred but not yet paid as of the issuance date.
C.

Reflects the issuance of 45,200 shares of Series B Convertible Preferred Stock with a par value of $0.0001 and the Private Offering Warrants, net of issuance costs. The total consideration received of $45.2 million and the issuance costs incurred of $2.3 million is allocated to the Series B Convertible Preferred Stock and the Private Offering Warrants on a relative fair value basis.

	Par Value	APIC
Series B Convertible Preferred Stock	$—	$37,140
Series B Convertible Preferred Stock Issuance Costs		(1,894)
Total	$—	$35,246

Private Offering Warrants	—	8,060
Private Offering Warrants Issuance Costs		(411)
Total	$—	$7,649

D.	Reflects the issuance of 2,400,000 shares of Common Stock with a par value of $0.0001 for $2 per share related to the Warrant Exercise (in thousands).

	Par value	APIC
Common Stock	$—	$4,800

E.	Reflects the amount of cash consideration paid for the Merger, plus cash paid for transaction related costs as follows (in thousands):

Cash consideration	$15,103
The Company’s transaction costs	1,520
Total	$16,622

The cash paid for the Company’s transaction costs includes $1.8 million paid on behalf of SafeOp.

F.

Reflects fair value adjustments for intangibles acquired in the Merger and related pro forma amortization adjustments.  Pro forma amortization expense is based on an estimated useful life of one year for the EPAD  Tradename. The in-process research and development (“IPR&D”) for the EMG technology is considered to have an indefinite life until the development is completed (i.e. once FDA clearance is obtained), at which point the Company will determine the intangible asset’s estimated useful life. The intangible assets acquired in the Merger are detailed below (in thousands):

	Fair Value	Remaining Useful Life (Years)	Pro Forma Amortization Expense
EPAD Tradename	$60	1	$60
IPR&D	8,400	N/A
Developed technology	13,100	20	655
Total	$21,560		$715

G.	Reflects the elimination of SafeOp’s historical intangible asset value.
H.	Reflects the estimated amount of goodwill to be recorded (in thousands):

Purchase Price	$33,709
Less: Estimated fair value of the assets acquired:
Current assets	(615)
Property and equipment	(23)
EPADtradename	(60)
IPR&D	(8,400)
Developed technology	(13,100)
Plus: Estimated fair value of the liabilities assumed
Current liabilities	385
Deferred tax liability	2,189
Goodwill	$14,085

I.	Reflects the amount of the Merger transaction costs that were incurred but not yet paid as of the transaction date.
J.	Represents a reclassification of SafeOp accrued expenses from accounts payable into a separate line item, consistent with the Company’s presentation.
K.	Reflects the estimated fair value of the Contingent Consideration (refer to Note 2).

L.

Reflects the Notes issued as part of the consideration transferred and related estimated interest (in thousands). The Company determined that the issuance costs were not material and expensed the costs as incurred.

	Value	Annual Interest Rate	Interest Expense
Note	$3,000	6%	$180

M.	Reflects the deferred tax liability recorded as part of the acquisition of the IPR&D.
N.	Reflects the conversion of the SafeOp convertible promissory notes and redeemable preferred stock into SafeOp equity prior to the Merger.
O.

Reflects the elimination of SafeOp’s shareholders equity. These adjustments include the net effect of converting the SafeOp convertible promissory notes and redeemable preferred stock into equity plus the elimination of those equity amounts.

P.	Reflects the issuance of 3,265,132 shares of Common Stock with a par value of $0.0001 and a closing price of $3.30, as part of the consideration transferred (refer to Note 2) (in thousands).

	Par Value	APIC
Common Stock	$—	$9,818

Q.	Reflects the issuance of the warrants as part of the consideration transferred (refer to Note 2).
R.	Reflects the recognition of transaction expense incurred as part of the Merger as follows (in thousands):

Cash	$1,520
Accounts Payable	138
Total	$1,658

S.	Reflects the elimination of transaction expenses related to the Merger recognized in the historical financial statements.
T.	Reflects the changes in the basic shares outstanding for the shares of Common Stock issued as part of the Warrant Exercise and Merger (in thousands).

Pro forma basic weighted average shares
Historical weighted average shares outstanding	12,788
Shares issued from Warrant Exercise	2,400
Shares issued as part of Merger consideration	3,265
Pro forma weighted average shares (basic)	18,453

U.	Reflects the changes in the diluted shares outstanding for the issuance of the Series B Convertible Preferred Stock, the Private Placement Warrants, the Notes, and the Merger Warrants (in thousands).

Pro forma diluted weighted average shares
Historical weighted average shares outstanding	13,282
Shares issued from Warrant Exercise	2,400
Shares issues as part of Merger consideration	3,265
Shares converted from Series B Convertible Preferred	14,349
Shares converted from Private Placement Warrants	12,197
Shares converted from Notes	932
Shares converted from Merger Warrants	2,200
Pro forma weighted average shares (diluted)	48,625

Income Taxes

Due to the Company’s ongoing operating losses, and the resulting inability to recognize any income tax benefit, there is no provision for income taxes in the pro forma condensed combined financial statement.

APPENDIX E

Agreement and Plan of Merger

among

ALPHATEC HOLDINGS, INC.

and

SAFARI MERGER SUB, INC.

and

SAFEOP SURGICAL, INC.

and

THE KEY STOCKHOLDERS OF TARGET COMPANY
IDENTIFIED ON SCHEDULE A

and

SAFARI HOLDING COMPANY, LLC

dated as of

March 6, 2018

Article 1 DESCRIPTION OF TRANSACTION		E-6
1.1	Merger of Merger Sub into the Company	E-6
1.2	Effect of the Merger	E-6
1.3	Closing; Effective Time	E-6
1.4	Certificate of Incorporation and Bylaws; Directors and Officers	E-6
1.5	Conversion of Shares	E-6
1.6	Treatment of Company Options	E-6
1.7	Closing of the Company’s Transfer Books; Surrender of Certificates	E-6
1.8	Payment of Merger Consideration; Other Payments	E-6
1.9	Dissenting Shares	E-6
1.10	Cash and Working Capital Adjustment	E-6
1.11	Consideration Spreadsheet.	E-6
Article 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		E-6
2.1	Due Organization	E-6
2.2	Organizational Documents; Records	E-6
2.3	Capitalization, Etc.	E-6
2.4	Authorization	E-6
2.5	No Violations; Consents	E-6
2.6	Vote Required	E-6
2.7	No Subsidiaries or Investments	E-6
2.8	Financial Statements	E-6
2.9	Absence of Changes	E-6
2.10	Assets	E-6
2.11	Bank Accounts; Receivables	E-6
2.12	Leases; Leased Real Property.	E-6
2.13	Intellectual Property	E-6
2.14	Contracts	E-6
2.15	Liabilities	E-6
2.16	Compliance with Legal Requirements; Governmental Authorizations	E-6
2.17	Certain Business Practices	E-6
2.18	Tax Matters	E-6
2.19	Employee and Labor Matters; Benefit Plans	E-6
2.20	Environmental Matters	E-6
2.21	Insurance	E-6
2.22	Related Party Transactions	E-6
2.23	Legal Proceedings; Orders	E-6

i

2.24	Inventories	E-6
2.25	Warranties	E-6
2.26	Product Liability; Recalls	E-6
2.27	Customers and Suppliers	E-6
2.28	Export Control Laws	E-6
2.29	Government Contracts	E-6
2.30	Financial Advisor	E-6
2.31	Transaction Expenses	E-6
2.32	Full Disclosure	E-6
2.33	No Other Representations or Warranties	E-6
Article 3 REPRESENTATIONS AND WARRANTIES OF THE KEY STOCKHOLDERS		E-6
3.1	Power and Capacity, Etc.	E-6
3.2	No Conflicts or Consents	E-6
3.3	Due Organization, Etc.	E-6
3.4	Title to Securities	E-6
3.5	Legal Proceedings	E-6
3.6	Entirely for Own Account	E-6
3.7	Investment Experience; Accredited Investor	E-6
3.8	Restricted Securities	E-6
3.9	Reliance on Tax Advisors	E-6
3.10	No Other Representations or Warranties	E-6
Article 4 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		E-6
4.1	Due Organization	E-6
4.2	Capitalization, Etc	E-6
4.3	Authorization	E-6
4.4	No Violations; Consents	E-6
4.5	Issuance of Shares	E-6
4.6	SEC Documents and Related Representations and Warranties	E-6
4.7	Vote Required	E-6
4.8	Assets	E-6
4.9	Intellectual Property	E-6
4.10	Contracts	E-6
4.11	Liabilities	E-6
4.12	Compliance with Legal Requirements; Governmental Authorizations	E-6
4.13	Certain Business Practices	E-6
4.14	Tax Matters.	E-6
4.15	Employee and Labor Matters; Benefit Plans	E-6

4.16	Environmental Matters	E-6
4.17	Insurance	E-6
4.18	Legal Proceedings; Orders	E-6
4.19	Product Liability; Recalls	E-6
4.20	Customers and Suppliers	E-6
4.21	Export Control Laws	E-6
4.22	Government Contracts	E-6
4.23	No Prior Merger Sub Operations	E-6
4.24	Financial Advisor	E-6
4.25	Full Disclosure	E-6
4.26	No Other Representations or Warranties	E-6
Article 5 COVENANTS OF THE PARTIES		E-6
5.1	Access and Investigation	E-6
5.2	Operation of the Company’s Business	E-6
5.3	Operation of Parent’s Business	E-6
5.4	Notification; Updates to Schedule	E-6
5.5	No Negotiation	E-6
5.6	Restriction on Transfer	E-6
5.7	Regulatory Approvals	E-6
5.8	Written Consents; Information Statement	E-6
5.9	Public Announcements	E-6
5.10	Additional Agreements	E-6
5.11	Commercially Reasonable Efforts	E-6
5.12	Termination of Agreements	E-6
5.13	FIRPTA Matters	E-6
5.14	Termination of Option Plan	E-6
5.15	Resignation of Officers and Directors	E-6
5.16	Release.	E-6
5.17	Directors’ and Officers’ Indemnification and Insurance.	E-6
5.18	Taxes.	E-6
5.19	Employment Matters.	E-6
5.20	Principal Trading Market Listing	E-6
5.21	Form D; Blue Sky	E-6
5.22	Reservation of Parent Common Stock	E-6
5.23	Stockholder Consent; Lock-Up	E-6
5.24	Cancellation of Excluded Warrants	E-6
Article 6 CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB		E-6

6.1	Accuracy of Representations	E-6
6.2	Performance of Covenants	E-6
6.3	Stockholder Approval	E-6
6.4	Consents	E-6
6.5	No Material Adverse Effect	E-6
6.6	Agreements and Documents	E-6
6.7	FIRPTA Compliance	E-6
6.8	No Restraints	E-6
6.9	No Legal Proceedings	E-6
6.10	Termination of Option Plan	E-6
6.11	No Warrants	E-6
6.12	Effect of Waiver	E-6
Article 7 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY		E-6
7.1	Accuracy of Representations	E-6
7.2	Performance of Covenants	E-6
7.3	No Material Adverse Effect	E-6
7.4	Consents	E-6
7.5	Agreements and Documents	E-6
7.6	No Restraints	E-6
7.7	Listing	E-6
7.8	No Suspensions of Trading in Common Stock	E-6
7.9	Payment and Issuance of Closing Merger Consideration	E-6
7.10	Effect of Waiver	E-6
Article 8 TERMINATION		E-6
8.1	Termination Events	E-6
8.2	Termination Procedures	E-6
8.3	Effect of Termination	E-6
Article 9 INDEMNIFICATION, ETC		E-6
9.1	Survival of Representations, Sole Remedy	E-6
9.2	Indemnification of Parent Indemnitees	E-6
9.3	Indemnification of Equityholder Indemnitees	E-6
9.4	Certain Limitations	E-6
9.5	No Contribution	E-6
9.6	Defense of Third Party Claims	E-6
9.7	Indemnification Claims	E-6
Article 10 MISCELLANEOUS PROVISIONS		E-6
10.1	Stockholder Representative	E-6
10.2	Further Assurances	E-6

10.3	Fees and Expenses	E-6
10.4	Attorneys’ Fees	E-6
10.5	Notices	E-6
10.6	Confidentiality	E-6
10.7	Time of the Essence	E-6
10.8	Headings	E-6
10.9	Counterparts and Exchanges by Electronic Transmission	E-6
10.10	Governing Law; Venue	E-6
10.11	Successors and Assigns	E-6
10.12	Equitable Remedies	E-6
10.13	Waiver	E-6
10.14	Waiver of Jury Trial	E-6
10.15	Amendments	E-6
10.16	Severability	E-6
10.17	Parties in Interest	E-6
10.18	Entire Agreement	E-6
10.19	Schedules	E-6
10.20	Construction	E-6
10.21	No Recourse Against Non-Parties	E-6
10.22	Attorney-Client Privilege and Conflict Waiver	E-6

v

EXHIBITS

Exhibit A	-	Definitions
Exhibit B	-	Form of Certificate of Merger
Exhibit C	-	Form of Certificate of Incorporation of Surviving Corporation
Exhibit D	-	Form of Bylaws of Surviving Corporation
Exhibit E	-	Form of Letter of Transmittal
Exhibit F	-	Form of Support Agreement
Exhibit G	-	[Reserved]
Exhibit H	-	Form of Release
Exhibit I	-	Form of Registration Rights Agreement
Exhibit J	-	Form of Acknowledgement and Release Agreement
Exhibit K	-	Form of Note
Exhibit L	-	Form of Warrant

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of March 6, 2018, is entered into among Alphatec Holdings, Inc., a Delaware corporation (“Parent”), Safari Merger Sub, Inc., a Delaware corporation (“Merger Sub”), SafeOp Surgical, Inc., a Delaware corporation (“Company”), the stockholders of the Company identified on Schedule A (collectively, the “Key Stockholders”); and Safari Holding Company, LLC, a Delaware limited liability company, solely in its capacity as Stockholder Representative (“Stockholder Representative”).  Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A. Parent, Merger Sub and the Company intend to effect a merger of Merger Sub into the Company (the “Merger”) in accordance with this Agreement and the Delaware General Corporation Law (the “DGCL”).  Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly owned subsidiary of Parent.

B. This Agreement has been approved by the respective boards of directors of Parent, Merger Sub and the Company.

C. Promptly following the execution of this Agreement, the Company will distribute an action by written consent in lieu of a meeting pursuant to which the stockholders of the Company (representing the affirmative vote of the capital stock of the Company required to approve and authorize the Company’s execution and delivery of this Agreement and the Merger) will be asked to adopt this Agreement and the approve the Merger.

D. The consideration payable to the stockholders of the Company as a result of the Merger shall be allocated among the holders of the capital stock of the Company in accordance with the provisions of this Agreement and the Company’s certificate of incorporation, as amended and/or restated (the “Company Certificate of Incorporation”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
DESCRIPTION OF TRANSACTION

1.1 Merger of Merger Sub into the Company.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease.  The Company will continue as the surviving corporation in the Merger (the “Surviving Corporation”) in the Merger and shall continue to exist as said surviving corporation under the name SafeOp Surgical, Inc. pursuant to the provisions of the DGCL.

1.2 Effect of the Merger.  The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL.

1.3 Closing; Effective Time.  The consummation of the Contemplated Transactions (the “Closing”) shall take place remotely by electronic mail and/or facsimile, on a date to be designated by Parent, which shall be no later than the fifth business day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article 6 and Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions). The date on which the Closing actually takes place is referred to in this Agreement as the “Closing Date.”  Subject to the provisions of this Agreement, a certificate of merger satisfying the applicable requirements of the DGCL and otherwise substantially in the form of Exhibit B (the “Certificate of Merger”), shall be duly executed by the Company and any other applicable party in connection with the Closing and, concurrently with or as soon as practicable following the Closing, shall be filed with the Secretary of State of the State of Delaware.  The Merger shall become effective at 11:59 p.m. ET on the date of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the time as of which the Merger becomes effective being referred to as the “Effective Time”).

1.4 Certificate of Incorporation and Bylaws; Directors and Officers.  At the Effective Time: (a) the Company Certificate of Incorporation shall be amended and restated as of the Effective Time substantially in the form attached hereto as Exhibit C; (b) the Bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time substantially in the form attached hereto as Exhibit D; and (c) the directors and officers of the Surviving Corporation immediately after the Effective Time shall be those individuals designated by Parent in its sole discretion.

1.5 Conversion of Shares. Subject to the provisions of this Article 1, at the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of the Company:

(a) Company Series A Preferred Stock.  Each share of Company Series A Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares held in the Company’s treasury and Dissenting Shares, if any) shall automatically be canceled, retired and cease to exist and shall be converted, without any action on the part of the holder thereof, into the right to receive (without interest and subject to and in accordance with the terms of this Agreement): (i) the Per Share Series A Liquidation Preference, plus (ii) for each share of Company Common Stock into which such share of Company Series A Preferred Stock was convertible immediately prior to the Effective Time in accordance with the terms of the Company Certificate of Incorporation (excluding, for this purpose, the aggregate accrued and unpaid dividend on account of the Company Series A Preferred Stock from the calculation of the number of shares of Company Common Stock into which each such share of Company Series A Preferred Stock would then be convertible), the Per Share Common Consideration, plus, to the extent provided in Section 1.8(e), (iii) the Per Share Stockholder Representative Escrow Amount;

(b) Company Series B Preferred Stock.  Each share of Company Series B Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares held in the Company’s treasury and Dissenting Shares, if any) shall automatically be canceled, retired and cease to exist and shall be converted, without any action on the part of the holder thereof, into the right to receive (without interest and subject to and in accordance with the terms of this Agreement): (i) the Per Share Series B Liquidation Preference, plus (ii) for each share of Company Common Stock into which such share of Company Series B Preferred Stock was convertible immediately prior to the Effective Time in accordance with the terms of the Company Certificate of Incorporation (excluding, for this purpose, the aggregate accrued and unpaid dividend on account of the Company Series B Preferred Stock from the calculation of the number of shares of Company Common Stock into which each such share of Company Series B Preferred Stock would then be convertible), the Per Share Common Consideration, plus, to the extent provided in Section 1.8(e), (iii) the Per Share Stockholder Representative Escrow Amount;

(c) Company Series C Preferred Stock.  Each share of Company Series C Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares held in the Company’s treasury and Dissenting Shares, if any) shall automatically be canceled, retired and cease to exist and shall be converted, without any action on the part of the holder thereof, into the right to receive (without interest and subject to and in accordance with the terms of this Agreement): (i) the Per Share Series C Liquidation Preference, plus (ii) for each share of Company Common Stock into which such share of Company Series C Preferred Stock was convertible immediately prior to the Effective Time in accordance with the terms of the Company Certificate of Incorporation, the Per Share Common Consideration, plus, to the extent provided in Section 1.8(e), (iii) the Per Share Stockholder Representative Escrow Amount;

(d) Company Series D Preferred Stock.  Each share of Company Series D Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares held in the Company’s treasury and Dissenting Shares, if any) shall automatically be canceled, retired and cease to exist and shall be converted, without any action on the part of the holder thereof, into the right to receive (without interest and subject to and in accordance with the terms of this Agreement): (i) the Per Share Series D Liquidation Preference, plus (ii) for each share of Company Common Stock into which such share of Company Series D Preferred Stock was convertible immediately prior to the Effective Time in accordance with the terms of the Company Certificate of Incorporation, the Per Share Common Consideration, plus, to the extent provided in Section 1.8(e), (iii) the Per Share Stockholder Representative Escrow Amount;

(e) Company Common Stock.  Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held in the Company’s treasury and Dissenting Shares, if any) shall automatically be canceled, retired and cease to exist and shall be converted, without any action on the part of the holder thereof, into the right to receive (i) the Per Share Common Consideration, plus, to the extent provided in Section 1.8(e), (ii) the Per Share Stockholder Representative Escrow Amount;

(f) Treasury Shares.  Each share of Company Common Stock and Company Preferred Stock held in the treasury of the Company immediately prior to the Effective Time shall automatically be canceled, retired and cease to exist and no payment shall be made with respect thereto; and

(g) Merger Sub Common Stock.  Each share of the common stock, par value $0.0001, of Merger Sub outstanding immediately prior to the Effective Time shall be converted, without any action on the part of the holder thereof, into one share of common stock of the Surviving Corporation.

Notwithstanding the above, if the Company at any time or from time to time between the date of this Agreement and the Effective Time declares or pays any dividend on Company Capital Stock payable in Company Capital Stock or in any right to acquire Company Capital Stock, or effects a subdivision of the outstanding shares of Company Capital Stock into a greater number of shares of Company Capital Stock, or if the outstanding shares of Company Capital Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Company Capital Stock, then the amounts payable in respect of shares of Company Capital Stock pursuant to this Section 1.5 shall be appropriately adjusted.

1.6 Treatment of Company Options.

(a) Vesting of Options; In-the-Money Options.  Each Company Option shall be fully vested immediately prior to, but contingent upon, the Closing.  As of the Effective Time, each vested and unexercised Company Option (including Company Options that will vest as a result of the transactions contemplated hereby) that is outstanding immediately prior to the Effective Time with a per share exercise price that is less than or equal to the Per Share Common Consideration (each, an “In-the-Money Option”) will be canceled in exchange for the right to receive, without interest, for each share of Company Common Stock issuable upon exercise of such In-the-Money Option, the Per Share Option Consideration.

(b) Out-of-the-Money Options.  As of the Effective Time, each unexercised Company Option that is outstanding immediately prior to the Effective Time with a per share exercise price that is greater than the Per Share Common Consideration will be canceled and cease to exist as of the Effective Time and no payment shall be made with respect thereto.

(c) Company Options.  Prior to the Effective Time, the Company’s board of directors shall adopt any resolutions and take any actions which are necessary to effectuate this Section 1.6, and the Company shall (i) take all appropriate or necessary steps to effect the termination of the Company Option Plan as of the Effective Time, and (ii) take all actions necessary so that following the Effective Time, there shall be no outstanding Company Options as of the Effective Time. The Company shall solicit, before the Closing, an Acknowledgement and Release Agreement from each In-the-Money Optionholder.

1.7 Closing of the Company’s Transfer Books; Surrender of Certificates.

(a) At the Effective Time, all holders of certificates representing shares of Company Capital Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as stockholders of the Company (other than rights of Non-Dissenting Stockholders to receive applicable Merger Consideration hereunder), and the stock transfer books of the Company shall be closed with respect to all shares of Company Capital Stock.  No further transfer of any such shares of Company Capital Stock shall be made on such stock transfer books after the Effective Time.  If, after the Effective Time, a valid certificate previously representing any shares of Company Capital Stock outstanding immediately prior to the Effective Time (a “Company Stock Certificate”) is presented to the Surviving Corporation or Parent, such Company Stock Certificate shall be canceled and shall be exchanged as provided in Section 1.7(b).

(b) At or prior to the Closing, Parent will deliver to the holders of Company Stock Certificates (i) a letter of transmittal substantially in the form of Exhibit E attached hereto (a “Letter of Transmittal”), and (ii) instructions for use in effecting the surrender of Company Stock Certificates in exchange for applicable Merger Consideration.  Upon surrender of a Company Stock Certificate to Parent for exchange, together with a duly executed Letter of Transmittal, the holder of such Company Stock Certificate shall be entitled to receive in exchange therefor the Per Share Merger Consideration that such holder has the right to receive pursuant to the provisions of this Article 1, and the Company Stock Certificate so surrendered shall be canceled.  Until surrendered as contemplated by this Section 1.7(b), each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive upon such surrender the Per Share Merger Consideration for each share of Company Capital Stock represented by such Company Stock Certificate as contemplated by this Article 1.  If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the delivery of any applicable Merger Consideration, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide a customary affidavit of loss and indemnity.

1.8 Payment of Merger Consideration; Other Payments.

(a) Closing Merger Consideration.  Commencing on the Closing Date and, in the case of any holder of Company Stock Certificates, within two (2) business days following receipt from such holder of each item required by Section 1.7(b), Parent shall pay or issue, or cause to be paid or issued, as applicable, the Merger Consideration payable at Closing (the “Closing Merger Consideration”) to each Company Equityholder, as follows:

(i) Parent shall pay, or cause to be paid, an amount in cash equal to such Company Equityholder’s Pro Rata Percentage of the Cash Portion of the Purchase Price, by wire transfer of immediately available funds to the applicable account of such Company Equityholder as designated on the Consideration Spreadsheet or as provided on instructions included in such Company Equityholder’s submitted Letter of Transmittal; provided, however, with respect to each In-the-Money Optionholder, Parent shall pay, or cause to be paid, such cash amount to the Company on behalf of such In-the-Money Optionholder, who shall be entitled to receive such cash amount (subject to any Tax withholding obligations) as part of the next full payroll cycle of Parent or the Surviving Corporation, as applicable, following the Closing; provided, further, that that each In-the-Money Optionholder shall execute an Acknowledgement and Release Agreement as a condition to receiving such In-the-Money Optionholder’s Pro Rata Percentage of such Cash Portion of the Purchase Price;

(ii) Parent shall issue to each Company Equityholder a Note with a principal amount (which principal amount shall be subject to adjustment pursuant to Section 1.10) equal to such Company Equityholder’s Pro Rata Percentage of the Note Amount (less the Transaction Expense Note Amount);

(iii) Parent shall issue to each Company Equityholder a Warrant with a value equal to such Company Equityholder’s Pro Rata Percentage of the Warrant Amount (less the Transaction Expense Warrant Amount);

(iv) Parent shall issue to each Company Equityholder, such Company Equityholder’s Pro Rata Percentage of the Closing Stock Consideration Share Amount (less the Transaction Expense Closing Stock Consideration Share Amount), rounded up to the nearest whole share of Parent Common Stock, by causing the Transfer Agent to credit the balance account of such Company Equityholder with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if Parent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the applicable shares of Parent Common Stock to or resale of such shares by such Company Equityholder or (B) the applicable shares of Parent Common Stock are eligible for resale by such Company Equityholder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in Parent’s share register in the name of such Company Equityholder, for the number of applicable shares of Parent Common Stock comprising the applicable portion of the Closing Stock Consideration Share Amount to which such Company Equityholder is entitled hereunder.

(b) Post-Closing Merger Consideration.

(i) Within ten (10) days after the submission by any of Parent or any Parent Affiliate (including the Surviving Corporation) or any of their respective licensees, transferees, successors or assigns to any Regulatory Authority of an application for Regulatory Approval (which shall include making a request of a notified body for audit of the quality management system and/or technical file/design dossier for CE marketing purposes) for an indication for use (“IFU”) of a product that includes specifically recording of muscle activity, also known as Electromyography (“EMG” and the occurrence of such submission, the “First Milestone”), Parent shall issue to: (A) the Non-Cash Transaction Expense Recipients, such Non-Cash Transaction Expense Recipients’ respective pro rata portions of the Transaction Expense First Milestone Share Amount in accordance with the Consideration Spreadsheet, rounded up to the nearest whole share of Parent Common Stock; and (B) to the Company Equityholders, such Company Equityholder’s Pro Rata Percentage of the remaining portion of the First Milestone Share Amount, rounded up to the nearest whole share of Parent Common Stock.  Parent shall issue the applicable shares of Parent Common Stock pursuant to subclauses (A) and (B) above by causing the Transfer Agent to credit the balance account of such applicable Company Equityholder or Non-Cash Transaction Expense Recipient with The Depository Trust Company through its DWAC if Parent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the applicable shares of Parent Common Stock to or resale of such shares by such applicable Company Equityholder or Non-Cash Transaction Expense Recipient or (B) the applicable shares of Parent Common Stock are eligible for resale by such applicable Company Equityholder or Non-Cash Transaction Expense Recipient without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in Parent’s share register in the name of such applicable Company Equityholder or Non-Cash Transaction Expense Recipient, for the number of applicable shares of Parent Common Stock comprising the applicable portion of the First Milestone Share Amount to which such applicable Company Equityholder or Non-Cash Transaction Expense Recipient is entitled hereunder.

(ii) Subject to receipt of the Required Parent Stockholder Consent, within ten (10) days after receipt by any of Parent or any Parent Affiliate (including the Surviving Corporation) or any of their respective licensees, transferees, successors or assigns of the first Regulatory Approval from any Regulatory Authority (which shall include making self-certification for CE marketing purposes) for an IFU of a product that includes specifically EMG (the occurrence of the receipt of such Regulatory Approval, the “Second Milestone”), Parent shall issue to: (A) the Non-Cash Transaction Expense Recipients, such Non-Cash Transaction Expense Recipients’ respective pro rata portions of the Transaction Expense Second Milestone Share Amount in accordance with the Consideration Spreadsheet, rounded up to the nearest whole share of Parent Common Stock; and (B) to the Company Equityholders, such Company Equityholder’s Pro Rata Percentage of the remaining portion of the Second Milestone Share Amount, rounded up to the nearest whole share of Parent Common Stock.  Parent shall issue the applicable shares of Parent Common Stock pursuant to subclauses (A) and (B) above by causing the Transfer Agent to credit the balance account of such applicable Company Equityholder or Non-Cash Transaction Expense Recipient with The Depository Trust Company through its DWAC if Parent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the applicable shares of Parent Common Stock to or resale of such shares by such applicable Company Equityholder or Non-Cash Transaction Expense Recipient or (B) the applicable shares of Parent Common Stock are eligible for resale by such applicable Company Equityholder or Non-Cash Transaction Expense Recipient without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in Parent’s share register in the name of such applicable Company Equityholder or Non-Cash Transaction Expense Recipient, for the number of applicable shares of Parent Common Stock comprising the applicable portion of the Second Milestone Share Amount to which such applicable Company Equityholder or Non-Cash Transaction Expense Recipient is entitled hereunder.

(c) Withholding Taxes.  Parent and the Surviving Corporation shall be entitled to deduct and withhold from any Merger Consideration payable or otherwise deliverable to any Company Equityholder pursuant to this Agreement such amounts as Parent or the Surviving Corporation and the Stockholder Representative mutually agree are required to be deducted or withheld therefrom under the Code or under any other Legal Requirement relating to Taxes.  To the extent such amounts are so deducted or withheld and paid over to the appropriate Governmental Body, such amounts shall be treated for all purposes under this Agreement as having been paid to the applicable Company Equityholder to whom such amounts would otherwise have been paid.

(d) Escheat.  Neither Parent nor the Surviving Corporation shall be liable to any holder or former holder of Company Capital Stock or any other person with respect to any Merger Consideration delivered to any public official in good faith pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.

(e) Stockholder Representative Escrow Amount.

(i) At the Closing, Parent shall pay (or cause to be paid) by wire transfer of immediately available funds, to the Stockholder Representative, the Stockholder Representative Escrow Amount, to be held by the Stockholder Representative in the Stockholder Representative Escrow Account for purposes set forth in this Agreement or any applicable Transaction Document.  The Stockholder Representative shall have sole control of withdrawals from, or other decisions with respect to, the Stockholder Representative Escrow Fund in accordance with Section 10.1.

(ii) At the sole discretion of the Stockholder Representative and in accordance with Section 10.1, the Stockholder Representative shall pay to each Non-Dissenting Stockholder, such Non-Dissenting Stockholder’s Pro Rata Percentage of any applicable portion of the Stockholder Representative Escrow Fund remaining from time to time, by check or wire transfer of immediately available funds (at the sole discretion of the Stockholder Representative), to the account designated for such Non-Dissenting Stockholder, as applicable, in the Consideration Spreadsheet.

(f) Transaction Expenses.  At the Closing, Parent shall issue and deliver (or cause to be issued and delivered) to the Company or pay (or cause to be paid) by wire transfer of immediately available funds on the Company’s behalf, in each case at the direction of the Company, sufficient funds, Notes, Warrants and shares comprising the Transaction Expense Closing Stock Consideration Share Amount, in each case, to enable the Company to satisfy all applicable Transaction Expenses set forth in the Consideration Spreadsheet.  Parent shall issue to each applicable Non-Cash Transaction Expense Recipient any shares comprising the applicable portion of the Transaction Expense Closing Stock Consideration Share Amount to which such Non-Cash Transaction Expense Recipient is entitled hereunder by causing the Transfer Agent to credit the balance account of such Non-Cash Transaction Expense Recipient with The Depository Trust Company through its DWAC if Parent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the applicable shares of Parent Common Stock to or resale of such shares by such Non-Cash Transaction Expense Recipient or (B) the applicable shares of Parent Common Stock are eligible for resale by such Non-Cash Transaction Expense Recipient without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in Parent’s share register in the name of such Non-Cash Transaction Expense Recipient, for the number of applicable shares of Parent Common Stock comprising the applicable portion of the Transaction Expense Closing Stock Consideration Share Amount to which such Non-Cash Transaction Expense Recipient is entitled hereunder.

1.9 Dissenting Shares.

(a) Notwithstanding anything to the contrary contained in this Agreement, shares of Company Capital Stock held by a holder who has made a demand for payment and appraisal of such shares in accordance with Section 262 of the DGCL (any such shares being referred to as “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive any Merger Consideration in accordance with Sections 1.5 and 1.8, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares.

(b) If any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares shall automatically be converted into and shall represent only the right to receive applicable Merger Consideration in accordance with Sections 1.5 and 1.8, without interest thereon, upon surrender of the Company Stock Certificate representing such shares, and the holder of such shares shall be deemed to constitute a “Non-Dissenting Stockholder” for purposes of this Agreement.

(c) The Company shall give Parent (i) prompt written notice of any demand for payment and appraisal received by the Company prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the

DGCL, and (ii) the opportunity to participate in all negotiations and proceedings with respect to any such demand, notice or instrument.  The Company shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless Parent shall have given its written consent to such payment or settlement offer.

(d) Each Key Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert, any right of appraisal or any similar right relating to the Merger that such Key Stockholder may have by virtue of, or with respect to, any shares of Company Capital Stock or other securities of the Company owned by such Key Stockholder.

1.10 Cash and Working Capital Adjustment. The Merger Consideration shall be subject to adjustment on the following terms:

(a) Closing Adjustment. At least three business day before the Closing, the Company shall prepare and deliver to Parent a statement setting forth its good faith estimate of the Closing Cash (the “Estimated Closing Cash”) and Closing Working Capital (the “Estimated Closing Working Capital”), and a calculation thereof, which statement shall contain an estimated balance sheet of the Company as of the Closing Date (without giving effect to the Contemplated Transactions) (the “Estimated Closing Statement”), and a certificate signed on the Company’s behalf by the Chief Financial Officer of the Company that the Estimated Closing Cash and Estimated Closing Statement was prepared in accordance with GAAP, applied using the same accounting methods, practices, principles, policies and procedures, with consistent classifications, judgments and valuation and estimation methodologies that were used in the preparation of the Financial Statements for the most recent fiscal year end as if such Estimated Closing Statement was being prepared as of a fiscal year end (except that, in the case of unaudited financial statements, such financial statements will not contain footnotes and are subject to normal, immaterial, year-end audit adjustments) (GAAP, as so applied, the “Company Accounting Methodologies”).

(b) Post-Closing Adjustment.

(i) Within 120 days after the Closing Date, Parent shall prepare and deliver to Stockholder Representative a statement setting forth its calculation of Closing Cash and Closing Working Capital, which statement shall contain an unaudited balance sheet of the Company as of the Closing Date (without giving effect to the Contemplated Transactions), (the “Closing Statement”) and a certificate of the Chief Financial Officer of Parent that the Closing Statement was prepared in accordance with the Company Accounting Methodologies.

(ii) After receipt of the Closing Statement, Stockholder Representative shall have 30 days (the “Review Period”) to review the Closing Statement. During the Review Period, Stockholder Representative and its accountants and other representatives shall have full access to the books and records of the Surviving Corporation, the personnel of, and work papers prepared by, Parent and/or its accountants to the extent that they relate to the Closing Statement and to such historical financial information (to the extent in the Surviving Corporation’s or Parent’s possession) relating to the Closing Statement as Stockholder Representative may reasonably request for the purpose of reviewing the Closing Statement, provided, that such access shall be during normal business hours. Prior to the expiration of the Review Period, Stockholder Representative may object to the Closing Statement by delivering to Parent a written statement setting forth its objections in reasonable detail, indicating each disputed item or amount and the basis for its disagreement therewith (the “Statement of Objections”). If Stockholder Representative fails to deliver the Statement of Objections before the expiration of the Review Period, the Closing Statement and the Closing Cash and Closing Working Capital reflected therein shall be deemed to have been accepted by Stockholder Representative. If Stockholder Representative delivers the Statement of Objections before the expiration of the Review Period, Parent and Stockholder Representative shall negotiate in good faith to resolve such objections within 30 days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the Closing Statement and the Closing Cash and Closing Working Capital reflected therein with such changes as may have been previously agreed in writing by Parent and Stockholder Representative, shall be final and binding.

(iii) If Stockholder Representative and Parent fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts”) shall be submitted for resolution to RSM US LLP or, if RSM US LLP is unable to serve, Parent and Stockholder Representative shall appoint by mutual agreement an impartial nationally recognized firm of independent certified public accountants (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Closing Statement and the Closing Cash and Closing Working Capital reflected therein. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Statement and the Statement of Objections, respectively. The Independent Accountant shall make a determination as soon as practicable within 30 days (or such other time as the parties hereto shall agree in writing) after the Independent Accountant’s engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Statement and the Closing Cash and Closing Working Capital reflected therein shall be conclusive and binding upon the parties hereto. The fees and expenses of the Independent Accountant shall be paid by the Stockholder Representative, on the one hand, and by Parent, on the other hand, based upon the percentage that the amount actually contested but not awarded to the Stockholder Representative or Parent, respectively, bears to the aggregate amount actually contested by the Stockholder Representative and Parent.

(iv) Upon final determination of the Closing Statement and the Closing Cash (the “Final Closing Cash”) and Closing Working Capital (the “Final Closing Working Capital”) reflected therein, the Note Amount shall be (A) increased by the amount that the Final Closing Cash exceeds the Estimated Closing Cash, (B) decreased by the amount that the Estimated Closing Cash exceeds the Final Closing Cash, (C) increased by any Final Closing Working Capital Overage, and (D) decreased by any Final Closing Working Capital Underage. In each such case, the principal amount of each Note issued pursuant to Section 1.8(a)(ii) shall be automatically increased or decreased without any action on the part of Parent, the Surviving Corporation or the holder thereof to reflect such increase or decrease in the Note Amount (as applied pursuant to Section 9.7(c) through (f)).

1.11 Consideration Spreadsheet.

(a) At least three business day before the Closing and concurrently with the delivery of the Estimated Closing Statement, the Company shall prepare and deliver to Parent a spreadsheet (the “Consideration Spreadsheet”), signed on the Company’s behalf by the Chief Financial Officer of the Company, which shall set forth, as of the Closing Date and immediately prior to the Closing Date, the following:

(i) the names, addresses and wire instructions of all holders of Company Capital Stock and the number and form of Company Capital Stock held by such Persons;

(ii) the names and addresses of all In-the-Money Optionholders, together with the number of shares of Company Common Stock subject to In-the-Money Options held by such Persons, the grant date and exercise price for such In-the-Money Options;

(iii) detailed calculations of the Merger Consideration, Fully Diluted Company Share Number and Per Share Merger Consideration;

(iv) the portion of each element of the Merger Consideration that each Company Equityholder is eligible to receive hereunder;

(v) the aggregate amount of Transaction Expenses payable or issuable to any recipient thereof, together with wire instructions for such recipient and, with respect to the Non-Cash Transaction Expense Recipients, a physical mailing address for the issuance of the applicable Notes, Warrants and shares comprising Transaction Expenses, as applicable; and

(vi) the wire instructions of the Stockholder Representative Escrow Account.

(b) The parties agree that Parent and Merger Sub shall be entitled to rely on the Consideration Spreadsheet in making payments under Article 1 and Parent and Merger Sub shall not be responsible for the calculations or the determinations regarding such calculations in such Consideration Spreadsheet.

Article 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants, to and for the benefit of Parent and Merger Sub, as of the date hereof and as of the Closing Date (provided, however, that the making of such representations and warranties as of the Closing Date shall in no event be deemed to constitute a covenant or obligation of the Company), as follows:

2.1 Due Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary corporate power and authority:  (a) to conduct its business in the manner in which its business is currently being conducted; (b) to own and use its assets in the manner in which its assets are currently owned and used; and (c) to perform its obligations under all Contracts by which it is bound. The Company is qualified, authorized, registered or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its assets owned or used or the nature of its activities would make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company.  The Company has not conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name, other than the name “SafeOp Surgical, Inc.”.  Schedule 2.1 accurately sets forth:  (i) the names of the members of the board of directors of the Company; and (ii) the names and titles of the officers of the Company.

2.2 Organizational Documents; Records.  The Company has delivered to Parent accurate and complete copies of: (i) its Organizational Documents, including all amendments thereto; (ii) the stock records of the Company; and (iii) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the stockholders of the Company, the board of directors of the Company and all committees of the board of directors of the Company.  The books of account, stock records, minute books and other records of the Company are accurate, up to date and complete in all material respects, and have been maintained in accordance with prudent business practices.

2.3 Capitalization, Etc.

(a) The authorized capital stock of the Company consists of 50,000,000 shares of Company Common Stock, of which 8,274,708 shares have been issued and are outstanding as of the date of this Agreement, 4,340,000 shares of Company Series A Preferred Stock, all of which have been issued and are outstanding as of the date of this Agreement, 1,097,783 shares of Company Series B Preferred Stock, all of which have been issued and are outstanding as of the date of this Agreement, 7,096,900 shares of Company Series C Preferred Stock, all of which have been issued and are outstanding as of the date of this Agreement, and 6,036,616 shares of Company Series D Preferred Stock, all of which have been issued and are outstanding as of the date of this Agreement.  The Company does not hold any shares of its capital stock in its treasury.  All of the outstanding shares of Company Capital Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in Schedule 2.3(a): (i) none of the outstanding shares of Company Capital Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Company Capital Stock is subject to any right of first refusal or similar right in favor of the Company or any other Person; and (iii) there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Capital Stock.  The Company is not under any obligation, and is not bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Capital Stock or any other securities.

(b) As of the date of this Agreement, 582,203 shares of Company Common Stock are subject to issuance pursuant to outstanding Company Options. Schedule 2.3(b) sets forth accurate and complete information with respect to the holder, the exercise price, and the shares underlying each Company Option outstanding as of the date of this Agreement. No outstanding Company Option is held by a Person residing or domiciled outside of the United States.  All outstanding Company Options were granted pursuant to the terms of the Company Option Plan.  The Company Option Plan is the only stock option plan administered by the Company.  The Company Option Plan is binding upon and enforceable by the Company against all holders of Company Options. Except pursuant to this Agreement or as set forth in Schedule 2.3(b), there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company;

(ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; (iii) Contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive (A) any shares of capital stock or other securities of the Company, or (B) any portion of any Merger Consideration payable in connection with the Merger.

(c) All of the outstanding shares of capital stock, options, warrants and other securities of the Company have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Contracts.  The Company has not repurchased, redeemed or otherwise reacquired any shares of Company Capital Stock or other securities of the Company.

2.4 Authorization.  The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Contemplated Transactions.  The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder and the consummation of the Contemplated Transactions have been duly and validly authorized by all necessary corporate action on the part of the Company. The board of directors of the Company (at a meeting duly called and held or pursuant to unanimous written consent) has (a) unanimously determined that the Merger is advisable and in the best interests of the Company and its stockholders, (b) unanimously authorized and approved the execution, delivery and performance of this Agreement by the Company and unanimously approved the Merger and the other Contemplated Transactions, and (c) unanimously recommended the approval of this Agreement and the Contemplated Transactions by the holders of Company Capital Stock and directed that this Agreement and the Contemplated Transactions be submitted for consideration by the Company’s stockholders.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and the enforcement of creditors’ rights generally, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies ((i) and (ii), together, the “Bankruptcy and Equity Exceptions”).

2.5 No Violations; Consents.  Except as set forth in Schedule 2.5, neither the execution, delivery or performance of this Agreement or any of the other Transaction Documents to which the Company is party, nor the consummation of the Merger or any of the other Contemplated Transactions will directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with or result in a violation of (i) any of the provisions of the Organizational Documents of the Company, or (ii) any resolution adopted by the stockholders, the board of directors or any committee of the board of directors of the Company;

(b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or any of the other Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Company, or any of the assets owned or used by the Company, is subject;

(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company;

(d) result in a breach of, or result in a default under, any provision of any Company Contract that constitutes a Material Contract, or give any Person the right to (i) declare a default or exercise any remedy under any such Company Contract, (ii) a rebate, chargeback, penalty or change in delivery schedule under any such Company Contract, (iii) accelerate the maturity or performance of any obligation under any such Company Contract, or (iv) cancel, terminate or modify any term of any such Company Contract; or

(e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by the Company, except to the extent arranged or facilitated by, through or on behalf of Parent or any affiliate thereof.

Except as may be required by the DGCL, and except as set forth in Schedule 2.5, the Company was not, is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement or any of the other Contemplated Transactions, or (y) the consummation of the Merger or any of the other Contemplated Transactions.  For purposes of this Agreement, the Company will be deemed to be or to have been “required” to obtain a Consent if the failure to obtain such Consent (i) reasonably could result in the imposition of any liability or obligation on, or the expansion of any liability or obligation of, the Company under applicable Legal Requirements or Contractual obligations existing as of the date hereof, (ii) reasonably could result in the termination, modification or limitation of any contractual right of the Company, (iii) reasonably could otherwise have a Material Adverse Effect on the Company or (iv) reasonably could prevent the Company from performing its obligations under this Agreement or any of the other Transaction Documents.

2.6 Vote Required.  The affirmative votes of the holders of (i) a majority of the outstanding shares of Company Common Stock and Company Preferred Stock, voting together as a single class with the outstanding shares of Company Preferred Stock voting on an as-converted to Company Common Stock basis (assuming in the case of the Company Series A Preferred Stock and the Company Series B Preferred Stock that each holder thereof received cash for any accrued and unpaid Series A Dividends (as defined in the Company Certificate of Incorporation) and Series B Dividends (as defined in the Company Certificate of Incorporation), as applicable, upon conversion) and (ii) a majority of the outstanding shares of Company Preferred Stock, voting together on an as-converted to Company Common Stock basis (assuming in the case of the Company Series A Preferred Stock and the Company Series B Preferred Stock that each holder thereof received cash for any accrued and unpaid Series A Dividends (as defined in the Company Certificate of Incorporation) and Series B Dividends (as defined in the Company Certificate of Incorporation), as applicable, upon conversion)  (the votes referred to in clauses “(i)” and “(ii)” of this sentence being referred to collectively as the “Required Company Stockholder Vote”) are the only votes of the holders of any class or series of the Company’s capital stock necessary to adopt this Agreement and approve the Merger and the other Contemplated Transactions. The Key Stockholders collectively own of record (and will continue to own of record through the Closing) a sufficient number of shares of Company Capital Stock to obtain the Required Company Stockholder Vote.  An amount equal to the amount of all accrued and unpaid Series A Dividends and Series B Dividends shall be paid to the respective holders of Company Series A Preferred Stock and Company Series B Preferred Stock, as applicable, as part of the Per Share Series A Liquidation Preference and Per Share Series B Liquidation Preference, respectively.

2.7 No Subsidiaries or Investments.  The Company has no Subsidiaries and does not own any capital stock of, or any equity interest of any nature in, any Entity.  The Company has not agreed and is not obligated to make, and is not bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity.  The Company has not, at any time, been a general partner of, or otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

2.8 Financial Statements.

(a) The Company has delivered to Parent the following financial statements and notes (collectively, the “Company Financial Statements”): (i) the audited consolidated balance sheets of the Company as of December 31, 2017 and 2016 and the related audited consolidated statements of income, statements of stockholders’ equity and statements of cash flows of the Company for the years then ended, together with the notes thereto; and (ii) the unaudited consolidated balance sheet of the Company as of February 28, 2018 (the “Unaudited Balance Sheet”), and the related unaudited consolidated statement of income, statement of stockholders’ equity and statement of cash flows of the Company for the year then ended.

(b) The Company Financial Statements fairly present in all material respects the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby and have been prepared from the books and records of the Company.  The Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except that, in the case of unaudited financial statements, such financial statements will not contain footnotes and are subject to normal, immaterial, year-end audit adjustments).

(c) The financial statements to be delivered pursuant to Section 5.1 (i) will fairly present in all material respects the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby, and (ii) will be prepared in accordance with GAAP applied on a basis consistent with the basis on which the Company Financial Statements were prepared (except that, in the case of unaudited financial statements, such financial statements will not contain footnotes and are subject to normal, immaterial, year-end audit adjustments).

(d) The Company maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal accounting controls which provide assurance that: (i) transactions are executed with management’s authorization; (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and to maintain accountability for the assets of the Company; (iii) access to the assets of the Company is permitted only in accordance with management’s authorization; (iv) the reporting of the assets of the Company is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

(e) The Company maintains disclosure controls and procedures customary for similarly structured companies of the size and nature of the Company that are effective to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s consolidated financial statements. None of the Company, the Company’s independent auditors and, to the Knowledge of the Company, any Company Employee, has identified or been made aware of any fraud, whether or not material, that involves Company’s management or other Company Employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company, or any claim or allegation regarding any of the foregoing. The Company has not received any written complaint, allegation, assertion or claim (or, to the Company’s Knowledge, oral complaint, allegation, assertion or claim), in each case, regarding deficient accounting or auditing practices, procedures, methodologies or methods of the Company or its internal accounting controls or any material inaccuracy in the Company’s financial statements. No attorney representing the Company, whether or not employed by the Company, has reported to the board of directors of the Company or any committee thereof or to any director or officer of the Company evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company.  Since January 1, 2016, there has been no change in the Company’s accounting policies, except as described in the Financial Statements.

2.9 Absence of Changes.  Except as set forth in Schedule 2.9, since January 1, 2018:  (a) there has not been any Material Adverse Effect on the Company; (b) there has not been any material loss, damage or destruction to, or any material interruption in the use of, any of the assets of the Company (whether or not covered by insurance); (c) the Company has not made any capital expenditure which, when added to all other capital expenditures made on behalf of the Company since January 1, 2017, exceeds $100,000 in the aggregate; (d) the Company has not written off as uncollectible, or established any extraordinary reserve with respect to, any account receivable or Indebtedness owing to the Company in an aggregate amount in excess of $25,000; (e) the Company has not taken any action of the type referred to in Section 5.2(b); and (f) the Company has not agreed or committed to take any of the actions referred to in clauses “(c)” through “(e)” of this sentence.

2.10 Assets.  The Company owns, and has good, valid and marketable title to, all tangible assets purported to be owned by it, including all such assets reflected on the Unaudited Balance Sheet.  All of said assets are owned by the Company free and clear of any Encumbrances, except for Permitted Encumbrances or other liens described in Schedule 2.10.  The Company owns or leases all tangible assets sufficient for the conduct of its business as presently conducted, which tangible assets are reflected in the Financial Statements (other than to the extent disposed of in the Ordinary Course of Business). Each such tangible asset is free from defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

2.11 Bank Accounts; Receivables.

(a) Schedule 2.11(a) sets forth an accurate list of (i) the name and address of each bank or financial institution with which the Company has an account, (ii) the name of each person authorized to draw thereon or have access thereto, and (iii) the account number for each bank account of the Company.

(b) All accounts receivable of the Company reflected on the Unaudited Balance Sheet, as well as accounts receivable that have arisen since February 28, 2018, in each case, that have not yet been collected: (i) have arisen from bona fide transactions entered into in the Ordinary Course of Business, and (ii) constitute only valid, undisputed claims of Company, not subject to valid claims of set-off or other valid defenses or counter-claims other than normal cash discounts accrued in the Ordinary Course of Business.  A complete and accurate list of such accounts receivable, showing the aging thereof, is included in Schedule 2.11. The Company has not received any written notice from an account debtor stating that any account receivable in an amount in excess of $10,000 is subject to any contest, claim or set off by such account debtor.

(c) Schedule 2.11 contains an accurate and complete list as of the date of this Agreement of all currently outstanding loans and advances made by the Company to any Company Employee, other than routine travel advances made to Company Employees in the Ordinary Course of Business.

2.12 Leases; Leased Real Property.

(a) Schedule 2.12 sets forth a list of all leases, licenses, permits, subleases and occupancy agreements, together with all amendments and supplements thereto, with respect to all real property in which the Company has a leasehold interest, whether as lessor, sublessor, licensor, lessee, sublessee or licensee (each, a “Lease” and collectively, the “Leases”; the property covered by Leases under which the Company is a lessee is referred to herein as the “Leased Real Property”). The Company has delivered to Parent true, correct and complete copies of all Leases. No option has been exercised under any of such Leases, except options whose exercise has been evidenced by a written document, a true, complete and accurate copy of which has been delivered to Parent or its Representatives with the corresponding Lease.  The Company owns no real property, other than the applicable leasehold interest therein.

(b) Each Lease is in full force and effect and, subject to the Bankruptcy and Equity Exceptions is a valid, binding and enforceable obligation of the Company in accordance with its respective terms and no Lease has been modified or amended except pursuant to an amendment referred to on Schedule 2.12. To the Company’s Knowledge, neither the Company nor any other party to a Lease has given to the other party written notice of or has made a claim with respect to any material breach or default of or with respect to any Lease which remains uncured. The Company is not in default of any material obligation of the Company under any Lease and, to the Company’s Knowledge, no other party to a Lease is in material default of its obligations thereunder.

(c) Except as set forth on Schedule 2.12, none of the Leased Real Property is subject to any sublease, license or other agreement to which the Company is a party granting to any Person or entity any right to the use, occupancy or enjoyment of such property or any portion thereof. To the Company’s Knowledge, the Leased Real Property, all improvements thereon and thereto owned by the Company, and the operations therein conducted by the Company, conform to and comply with all applicable health, fire, insurance, safety, zoning and building Legal Requirements, ordinances and administrative regulations, Governmental Authorizations and other regulations (including the Americans with Disabilities Act) and all covenants, easements, rights of way, licenses, grants, building or use restrictions, exceptions, encroachments, reservations or other impediments, and do not and will not give rise to any penalty, fine or other liability, and the Company has not received any written notice from any Governmental Body to the contrary which remains uncured.

(d) To the Company’s Knowledge, the Leased Real Property has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it is currently used.

(e) There are no guaranties (from the Company or, to the Knowledge of the Company, from any other Person) in favor of the lessors of any of the Leased Real Property.

(f) The Company has not sold, assigned, transferred, pledged or encumbered all or any part of its leasehold interests in the Leased Real Property.

(g) No security deposits are currently held by the Company or otherwise owed to any tenants under the Leases.

2.13 Intellectual Property.

(a) Schedule 2.13(a) accurately identifies and describes:

(i) in Schedule 2.13(a)(i), each Company Product currently being developed, manufactured, marketed, distributed, licensed, sold or made available (as part of service bureau, time-sharing, application service provided or similar arrangement or otherwise) by the Company;

(ii) in Schedule 2.13(a)(ii): (A) each item of Registered IP in which the Company has or purports to have an ownership interest of any nature (whether exclusively, jointly with another Person or otherwise); (B) the jurisdiction in which such item of Registered IP has been registered or filed and the applicable registration or serial number; and (C) any other Person that has an ownership interest in such item of Registered IP and the nature of such ownership interest;

(iii) in Schedule 2.13(a)(iii): (A) all Intellectual Property Rights or Intellectual Property licensed to the Company (other than any non-customized software that: (1) is so licensed solely in executable or object code form pursuant to a nonexclusive, internal use software license, (2) is not incorporated into any Company Product, or used by the Company in the development, manufacturing, provision or distribution of, any Company Product, and (3) is generally available on standard terms for less than $5,000) and (B) the corresponding Contract or Contracts pursuant to which such Intellectual Property Rights or Intellectual Property is licensed to the Company; and

(iv) in Schedule 2.13(a)(iv): (A) each Contract pursuant to which any Person has been granted any license under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in, any Company IP (other than End User Licenses); and (B) whether the licenses or rights so granted are exclusive or nonexclusive.

(b) The Company has provided to Parent a complete and accurate copy of each standard form of Company IP Contract used by the Company at any time, including each standard form of: (i) end user license agreement or terms; (ii) development agreement; (iii) distributor, reseller or sales representative agreement; (iv) maintenance or support agreement or terms; (v) employee agreement containing any assignment or license of Intellectual Property or Intellectual Property Rights or any confidentiality provision; (vi) consulting, independent contractor or professional services agreement; or (vii) confidentiality or nondisclosure agreement.

(c) The Company exclusively owns all right, title and interest to and in the Company IP and has a valid license under Intellectual Property Rights licensed to the Company as identified in Schedule 2.13(a)(iii), free and clear of any Encumbrances (other than licenses granted pursuant to the Contracts listed in Schedule 2.13(a)(iv) and other than End User Licenses).  Without limiting the generality of the foregoing:

(i) all documents and instruments necessary to establish, secure and perfect the rights of the Company in the Company IP that is Registered IP have been validly executed, delivered and filed in a timely manner with the appropriate Governmental Body;

(ii) each Person who is or was a Company Employee and who is or was involved in the creation or development of any Company Product (other than Intellectual Property licensed to the Company) or any Company IP has signed a valid and enforceable agreement containing an irrevocable assignment of Intellectual Property Rights to the Company and confidentiality provisions protecting the Company IP;

(iii) no Company Employee has any claim, right (whether or not currently exercisable) or interest to or in any Company IP;

(iv) to the Knowledge of the Company, no Company Employee is: (A) bound by or otherwise subject to any Contract restricting him or her from performing his or her duties for the Company; or (B) in breach of any

Contract with any former employer or other Person concerning Intellectual Property Rights or confidentiality as a result of his or her employment or activities with the Company;

(v) no funding, facilities or personnel of any Governmental Body or college, university or other education institution were used, directly or indirectly, to develop or create, in whole or in part, any Company Product (to the Knowledge of the Company, with respect to Intellectual Property licensed to the Company) or any Company IP;

(vi) the Company has taken all commercially reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all source code for Company Software and all other proprietary information held by the Company, or purported to be held by the Company, as a trade secret;

(vii) the Company has not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any Intellectual Property Right in the Company IP to any other Person;

(viii) the Company is not bound by, and no Company IP is subject to, any Contract containing any covenant or other provision that in any way limits or restricts the ability of the Company to use, exploit, assert, or enforce any Company IP anywhere in the world; and

(ix) to the Knowledge of the Company, the Company owns or otherwise has, and after the Closing the Surviving Corporation will continue to have, all Intellectual Property Rights needed to conduct the business of the Company as currently conducted and currently planned by the Company to be conducted.

(d) to the Knowledge of the Company, all Company IP is valid, subsisting and enforceable.  Without limiting the generality of the foregoing:

(i) to the Knowledge of the Company, no trademark (whether registered or unregistered) or trade name owned, used, or applied for by the Company conflicts or interferes with any trademark (whether registered or unregistered) or trade name owned, used or applied for by any other Person;

(ii) to the Knowledge of the Company, none of the goodwill associated with or inherent in any trademark (whether registered or unregistered) in which the Company has or purports to have an ownership interest has been impaired;

(iii) to the Knowledge of the Company, each item of Company IP that is Registered IP is and at all times has been in compliance with all Legal Requirements, and all filings, payments and other actions required to be made or taken to maintain each such item of Company IP in full force and effect have been made by the applicable deadline;

(iv) Schedule 2.13(d)(v) accurately identifies and describes each filing, payment, and action that must be made or taken on or before the date that is 120 days after the date of this Agreement in order to maintain each item of Company IP that is Registered IP in full force and effect;

(v) no interference, opposition, reissue, reexamination or other Legal Proceeding of any nature is or has been pending or, to the Knowledge of the Company, threatened, in which the scope, validity or enforceability of any Company IP is being, has been or could reasonably be expected to be contested or challenged; and

(vi) to the Knowledge of the Company, no facts or circumstances exist that could reasonably be expected to render any Company IP invalid or unenforceable.

(e) Neither the execution, delivery or performance of this Agreement nor the consummation of the Contemplated Transactions will, with or without notice or the lapse of time, result in or give any other Person the right or option to cause or declare: (i) a loss of, or Encumbrance on, any Company IP; (ii) the release, disclosure or delivery of any Company IP by or to any escrow agent or other Person; or (iii) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Company IP.

(f) To the Knowledge of the Company, no Person has infringed, misappropriated, or otherwise violated, and no Person is currently infringing, misappropriating or otherwise violating, any Company IP.

(g) To the Knowledge of the Company, the Company has never infringed (directly, contributorily, by inducement or otherwise), misappropriated or otherwise violated any Intellectual Property Right of any other Person.  Without limiting the generality of the foregoing:

(i) to the Knowledge of the Company, no Company Product, no Company Software and no Company IP ever owned, used or developed by the Company, has ever infringed, misappropriated or otherwise violated any Intellectual Property Right of any other Person;

(ii) no infringement, misappropriation or similar claim or Legal Proceeding is pending or, to the Knowledge of the Company, has been threatened against the Company or against any other Person who may be entitled to be indemnified, defended, held harmless or reimbursed by the Company with respect to such claim or Legal Proceeding;

(iii) the Company has never received any notice or other communication (in writing or otherwise) relating to any actual, alleged or suspected infringement, misappropriation or violation by the Company, Company Employee, Company Product or Company Software of any Intellectual Property Right of another Person;; and

(iv) the Company is not bound by any Contract to indemnify, defend, hold harmless or reimburse any other Person with respect to any intellectual property infringement, misappropriation or similar claim (other than pursuant to the standard forms of Company IP Contracts described in Section 2.13(b));

(v) the Company has never assumed, or agreed to discharge or otherwise take responsibility for, any existing or potential liability of another Person for infringement, misappropriation or violation of any Intellectual Property Right (other than pursuant to the standard forms of Company IP Contracts described in Section 2.13(b)); and

(vi) no claim or Legal Proceeding involving any Intellectual Property or Intellectual Property Right licensed to the Company is pending against the Company or, to the Knowledge of the Company, has been threatened, except for any such claim or Legal Proceeding that, if adversely determined, would not adversely affect: (A) the use or exploitation of such Intellectual Property or Intellectual Property Right by the Company; or (B) the development, manufacturing, distribution, support, provision or sale of any Company Product.

(h) To the Company’s Knowledge, none of the Company Software: (i) contains any bug, defect or error (including any bug, defect or error relating to or resulting from the display, manipulation, processing, storage, transmission or use of date data) that materially and adversely affects the use, functionality or performance of such Company Software; or (ii) fails to comply with any applicable warranty or other contractual commitment relating to the use, functionality or performance of such Company Software.

(i) To the Company’s Knowledge, none of the Company Software contains any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry) or any other code designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (ii) damaging or destroying any data or file without the user’s consent.

(j) None of the Company Software is subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license such as the GNU Public License, Lesser GNU Public License or Mozilla Public License) that: (i) could or does require, or could or does condition the use or distribution of such Company Software on, the disclosure, licensing or distribution of any source code for any portion of such Company Software; or (ii) could or does otherwise impose any limitation, restriction or condition on the right or ability of the Company to use or distribute any Company Software.

(k) Except as set forth in Schedule 2.13(k), no source code for any Company Software has been delivered, licensed or made available to any escrow agent or other Person who is not, as of the date of this Agreement, a Company Employee.  Except as set forth in Schedule 2.13(k), the Company does not have any duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any Company Software to any escrow agent or other Person.  No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Company Software to any other Person.

(l) No source code for any Company Software has been delivered, licensed or made available to any escrow agent or other Person who is not, as of the date of this Agreement, a Company Employee.  The Company does not have any duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any Company Software to any escrow agent or other Person.  To the Company’s Knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Company Software to any other Person.

(m) The Company has taken all commercially reasonable steps to protect and preserve the confidentiality of all confidential or non-public information of the Company (including trade secrets) or provided by any third party to the Company (“Confidential Information”). All Company Employees and any third party having access to Confidential Information have executed and delivered to the Company a written agreement regarding the protection of such Confidential Information. The Company has implemented and maintains commercially reasonable security, disaster recovery and business continuity plans consistent with industry practices of companies offering similar services, and acts in compliance therewith. To the Knowledge of the Company, the Company has not experienced any breach of security or otherwise unauthorized access by third parties to the Confidential Information, including Personal Data in the Company’s possession, custody or control. To the Knowledge of the Company, there has been no Company or third-party breach of confidentiality.

(n) The arrangements relating to the information and communications technology infrastructure and systems (including software, hardware, firmware, networks and the Company Websites) that is or has been used in the business (collectively, the “ICT Infrastructure”) will not be adversely affected by the Merger or the other Contemplated Transactions, and the ICT Infrastructure will continue to be available for use by the Company immediately following the consummation of the Contemplated Transactions and thereafter on substantially the same terms and conditions as prevailed immediately before the Closing, without further action or payment by Parent. The ICT Infrastructure that is currently used in the business constitutes all the information and communications technology and other systems infrastructure reasonably necessary to carry on the business, including having sufficient capacity and maintenance and support requirements to satisfy the requirements of the business with regard to information and communications technology, data processing and communications. To the Knowledge of the Company, the ICT Infrastructure is protected by adequate security and disaster recovery arrangements for preventing unauthorized access to the ICT Infrastructure. The Company has not experienced, and to the Knowledge of the Company no circumstances exist that are likely or expected to give rise to, any disruption in or to the operation of the Company’s business as a result of: (A) any substandard performance or defect in any part of the ICT Infrastructure whether caused by any viruses, bugs, worms, software bombs or otherwise, lack of capacity or otherwise or (B) a breach of security in relation to any part of the ICT Infrastructure.

(o) To the Knowledge of the Company, the Company has complied with applicable Legal Requirements and with its internal privacy policies relating to the use, collection, storage, disclosure and transfer of any Personal Data collected by the Company or by third parties having authorized access to the records of the Company. The execution, delivery and performance of this Agreement by the Company will comply with all applicable Legal Requirements relating to privacy and with the Company's privacy policies. The Company has not received any complaint regarding its collection, use or disclosure of Personal Data. The appropriate standard terms and conditions and (where applicable) privacy policy of the Company govern access to, and use of, any Company Website. To the Knowledge of the Company, no breach, security incident or violation of any data security policy in relation to Company Data has occurred or is threatened, and there has been no unauthorized or illegal Processing of any Company Data. To the Knowledge of the Company, no circumstance has arisen in which: (i) Privacy Laws would require the Company to notify a Governmental Body of a data security breach or security incident or (ii) applicable guidance or codes of practice promulgated under Privacy Laws would recommend the Company to notify a Governmental Body of a data security breach.

(p) To the Knowledge of the Company, the contents of any Company Website and all transactions conducted over the Internet comply with applicable Legal Requirements and codes of practice in any applicable jurisdiction.

2.14 Contracts.

(a) For purposes of this Agreement, each of the following shall be deemed to constitute a “Material Contract” and Schedule 2.14(a)(i) through 2.14(a)(xix) accurately identifies each Company Contract that constitutes a Material Contract.

(i) any Contract (A) relating to the employment of, or the performance of services by, any Company Employee, (B) pursuant to which the Company is or may become obligated to make any severance, termination or similar payment to any Company Employee, or (C) pursuant to which the Company is or may become obligated to make any bonus or similar payment (other than payments constituting base salary) in excess of $25,000 to any Company Employee;

(ii) any Company IP Contract (including End User Licenses) and any other Contract relating to the acquisition, sale, transfer or development of any Intellectual Property or Intellectual Property Right;

(iii) any Contract relating to the acquisition, sale, spinoff or outsourcing of any business unit;

(iv) any Contract that provides for indemnification of any Company Employee, officer, director or agent;

(v) any Contract imposing any restriction on the right or ability of the Company (A) to compete with, solicit any customer of or perform services for other Persons, (B) to solicit, hire or retain any Person as an employee, consultant or independent contractor, or (C) to develop, sell, supply, distribute, offer, support or service any product or any technology or other asset to or for any other Person;

(vi) any Contract creating or involving any sales agency, distribution or reseller or franchise relationship;

(vii) any Contract (A) relating to the acquisition, issuance, voting, registration, sale or transfer of any equity securities of the Company, (B) providing any Person with any preemptive right, right of participation, right of maintenance or similar right with respect to any equity securities of the Company, or (C) providing the Company with any right of first refusal with respect to, or right to repurchase or redeem, any equity securities;

(viii) any Contract relating to the creation of any Encumbrance (other than Permitted Encumbrances) with respect to any asset of the Company;

(ix) any Contract incorporating or relating to any guaranty, any pledge, or any completion bond or any similar obligation, except for Contracts substantially identical to the standard forms of end-user licenses previously delivered by the Company to Parent;

(x) any Contract relating to any currency hedging;

(xi) any Contract creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or liabilities;

(xii) any Contract related to Indebtedness and any real estate lease;

(xiii) any Contract constituting or relating to a Government Contract;

(xiv) any Contract (A) imposing any confidentiality obligation on the Company or on any other Person (other than routine nondisclosure agreements entered into by the Company in the Ordinary Course of Business), (B) containing “standstill” or similar provisions, or (C) providing any right of first negotiation, right of first refusal or similar right to any Person;

(xv) each Company Contract relating to the purchase or sale of any product or other asset by or to, or the performance of any services by or for, any Related Party;

(xvi) any Contract that has a term of more than 60 days and that may not be terminated by the Company (without penalty) within 60 days after the delivery of a termination notice by the Company (other than routine nondisclosure agreements entered into by the Company in the Ordinary Course of Business);

(xvii) any Contract that contemplates or involves the payment or delivery of cash or other consideration in an amount or having a value in excess of $25,000 in the aggregate, or contemplates or involves the performance of services having a value in excess of $25,000 in the aggregate;

(xviii) any Contract that could reasonably be expected to have or result in a material effect on (A) the business, condition, capitalization, assets, Intellectual Property, liabilities, results of operations, financial performance or prospects of the Company or (B) the ability of the Company to perform any of its obligations under this Agreement or to consummate any of the Contemplated Transactions; and

(xix) any other Contract, if a breach of such Contract or the termination of such Contract could reasonably be expected to have or result in a Material Adverse Effect on the Company.

The Company has delivered to Parent an accurate and complete copy of each Company Contract that constitutes a Material Contract, including all amendments thereto.

(b) Each Company Contract that constitutes a Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(c) Except as set forth in Schedule 2.14(c): (i) the Company has not breached, or committed any default under, any Company Contract that constitutes a Material Contract, and, to the Knowledge of the Company, no other Person has breached, or committed any default under, any such Company Contract; (ii) to the Knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to (A) result in a violation or breach of any of the provisions of any such Company Contract, (B) give any Person the right to declare a default under any such Company Contract, (C) give any Person the right to receive or require a rebate, chargeback, penalty or change in delivery schedule under any such Company Contract, (D) give any Person the right to accelerate the maturity or performance of any such Company Contract, (E) result in the disclosure, release or delivery of any source code for any Company Software, or (F) give any Person the right to cancel, terminate or modify any such Company Contract; (iii) the Company has never received any written notice or other communication (or, to the Company’s Knowledge, oral notice or other communication) regarding any actual or possible violation or breach of, or default under, any such Company Contract; and (iv) the Company has not waived any of its material rights under any such Company Contract.

2.15 Liabilities.  The Company does not have any accrued, contingent or other liabilities of any nature, either matured or unmatured (whether or not required to be reflected in financial statements in accordance with GAAP and whether due or to become due), except for: (a) liabilities identified as such in the “liabilities” column of the Unaudited Balance Sheet; (b) liabilities disclosed in the “Notes to Consolidated Financial Statements” included in the Company’s 2017 audited financial statements; (c) normal and recurring current liabilities that have been incurred by the Company since the date of the Unaudited Balance Sheet in the Ordinary Course of Business; (d) liabilities under the Company Contracts identified in Schedule 2.14, to the extent the nature and magnitude of such liabilities can be specifically ascertained by reference to the text of such Company Contracts; and (e) liabilities described in Schedule 2.15.

2.16 Compliance with Legal Requirements; Governmental Authorizations.  The Company is, and has at all times been, in compliance in all material respects with all applicable Legal Requirements.  Except as set forth in Schedule 2.16, the Company has not received any written notice or other communication (or, to the Company’s Knowledge, oral notice or other communication) from any Governmental Body or other Person regarding: (a) any actual or possible violation of, or failure to comply with, any Legal Requirement or material Governmental Authorization; or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental Authorization. Schedule 2.16 identifies each material Governmental Authorization held by the Company, and the Company has delivered to Parent accurate and complete copies of all such Governmental Authorizations. The Governmental Authorizations identified in Schedule 2.16 are valid and in full force and effect, and collectively constitute all Governmental Authorizations necessary to enable the Company to conduct its business in the manner in which such business is currently being conducted.  The Company is, and at all times has been, in material compliance with the terms and requirements of the Governmental Authorizations identified in Schedule 2.16.

2.17 Certain Business Practices.  To the Knowledge of the Company, no Company Employee or any director, officer or agent of the Company, has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

2.18 Tax Matters.

(a) The Company has filed on a timely basis (taking into account extensions of time to file) all income and other material Tax Returns that it was required to file, and all such Tax Returns were true, correct and complete in all material respects. Neither the Company nor any predecessor of the Company has ever been a member of a consolidated, combined, unitary or similar group of which the Company or any of its predecessors was not the ultimate parent corporation. The Company has paid all Taxes that were due and payable (whether or not shown on any Tax Return). The unpaid Taxes of the Company for Tax periods through the date of the Unaudited Balance Sheet do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Unaudited Balance Sheet and all unpaid Taxes of the Company for all Tax periods commencing after the date of the Unaudited Balance Sheet arose in the Ordinary Course of Business. The Company does not have any actual or potential liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or non-U.S. Legal Requirements), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any Person other than the Company. The Company is not a party to or bound by any agreement the principal purpose of which is Tax indemnity, Tax sharing or Tax allocation. All Taxes that the Company was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Body, and the Company has complied in all respects with all information reporting and backup withholding requirements, including the maintenance of required records with respect thereto, in connection with amounts paid to any Company Employee, creditor, or other third party.

(b) The Company has delivered to Parent (i) complete and correct copies of all income or other material Tax Returns of the Company relating to Taxes for all taxable periods for which the applicable statute of limitations has not yet expired and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by, or agreed to by or on behalf of the Company relating to Taxes for all taxable periods for which the statute of limitations has not yet expired. Audits of income Tax Returns that have been completed for all taxable periods for which the applicable statute of limitations has not yet expired are listed in Schedule 2.18(b). No examination or audit of any Tax Return of the Company by any Governmental Body is currently in progress or, to the Knowledge of the Company, threatened or contemplated. The Company has not been informed in writing by any jurisdiction in which the Company did not file a Tax Return that the jurisdiction believes that the Company was required to file any Tax Return that was not filed or is subject to Tax in such jurisdiction or that any Governmental Body intends to audit a Tax Return for any period for which the applicable statute of limitations has not yet expired other than as set forth in Schedule 2.18(b). The Company has not (x) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, (y) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed, or (z) executed or filed any power of attorney with any Taxing authority.

(c) The Company has not made any payment, is not obligated to make any payment and is not a party to any agreement that could obligate it to make any payment that may be treated, separately or in the aggregate, as an “excess parachute payment” under Section 280G of the Code (or any corresponding provision of state, local or non-U.S. Legal Requirements).

(d) There are no adjustments under Section 481 of the Code (or any similar adjustments under any provision of corresponding state, local or non-U.S. Tax Legal Requirements) that are required to be taken into account by the Company in any period ending after the Closing Date by reason of a change in method of accounting in any taxable period ending on or before the Closing Date.

(e) The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(f) The Company has never distributed to its shareholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company been distributed, in a transaction to which Section 355 of the Code applies (i) in the two years before the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the Contemplated Transactions.

(g) Schedule 2.18(g) sets forth each jurisdiction (other than United States federal) in which the Company files a Tax Return.

(h) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) beginning after the Closing Date as a result of any (i) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or non-U.S. Tax Legal Requirements) with respect to a transaction occurring on or before the Closing Date, (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Legal Requirements) executed on or before the Closing Date, (iii) installment sale or other open transaction disposition made on or before the Closing Date, (iv) prepaid amount received on or before the Closing Date or (v) any election made pursuant to Section 108(i) of the Code on or before the Closing Date.

(i) There are no Encumbrances with respect to Taxes upon any of the assets or properties of the Company other than Encumbrances with respect to Taxes not yet due and payable.

(j) The Company has not engaged in any “reportable transaction” or “listed transaction” for purposes of Treasury Regulation sections 1.6011-4(b) or 301.6111-2(b)(2) or any analogous provision of state, local or non-U.S. Legal Requirements. The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

(k) The Company does not have a permanent establishment or otherwise have an office or fixed place of business in a country other than the United States.

2.19 Employee and Labor Matters; Benefit Plans.

(a) Schedule 2.19(a) sets forth, with respect to each current employee of the Company (including any such employee who is on a leave of absence): (i) name and hire date, (ii) job title, (iii) rate of compensation (including, as applicable, hourly rate, salary, bonus, commission, and other incentive compensation), (iv) exempt or non-exempt status and (v) any Governmental Authorization that is held by such employee that is required to be held by such employee in connection with such employee’s performance of services for the Company.

(b) Schedule 2.19(a) accurately identifies each former employee of the Company who is receiving or is scheduled to receive (or whose spouse or other dependent is receiving or is scheduled to receive) any benefits (whether from the Company or otherwise) relating to such former employee’s employment with the Company, and Schedule 2.19(b) accurately describes such benefits.

(c) The employment of the Company’ employees is terminable by the Company at will, without payment of severance or other termination benefits.

(d) To the Knowledge of the Company: (i) no employee of the Company intends to terminate his employment with the Company; (ii) no employee of the Company has received an offer to join a business that may be competitive with the business of the Company; and (iii) no employee of the Company is a party to or is bound by any confidentiality agreement, noncompetition agreement or other Contract (with any Person) that may have an adverse effect on: (A) the performance by such employee of any of his duties or responsibilities as an employee of the Company; or (B) the business or operations of the Company.

(e) Schedule 2.19(e) accurately sets forth, with respect to each independent contractor of the Company (i) name and date the contractor began providing services to the Company, (ii) a description of the services provided, (iii) the method/rate of compensation and (iv) any Governmental Authorization that is held by such independent contractor and that relates to or is useful in connection with any of the business of the Company.  All persons who have performed services for the Company as independent contractors have been properly classified as such.  The Company has never had any temporary or leased employees.

(f) Except as set forth in Schedule 2.19(f), the Company has not been a party to or bound by any union contract or collective bargaining agreement during the last three years.

(g) The Company is not nor has it ever been engaged, in any unfair labor practice of any nature.  There is no slowdown, work stoppage, labor dispute or union organizing activity, or any similar activity or dispute pending, or to the Company’s Knowledge, threatened.  There are no actions, suits, claims, labor disputes or grievances pending or, to the Knowledge of the Company, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Company Employee, including charges of unfair labor practices or discrimination complaints.  The Company has not classified any non-exempt employees as exempt.

(h) Schedule 2.19(h) contains an accurate and complete list as of the date hereof of each Company Employee Plan and each Company Employee Agreement.  The Company does not intend, nor has it agreed or committed to (i) establish or enter into any new Company Employee Plan or Company Employee Agreement, or (ii) to modify any Company Employee Plan or Company Employee Agreement (except to conform any such Company Employee Plan or Company Employee Agreement to the requirements of any applicable Legal Requirements, in each case as previously disclosed to Parent in writing).

(i) The Company has delivered to Parent accurate and complete copies of: (i) all documents setting forth the terms of each Company Employee Plan and each Company Employee Agreement, including all amendments thereto and all related trust documents; (ii) the two most recent annual reports (Form Series 5500 and all audit reports, schedules and financial statements attached thereto) summary annual reports and annual notices, if any, required under ERISA, the Code or any other applicable Legal Requirement in connection with each Company Employee Plan; (iii) the most recent summary plan description together with the summaries of material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan; (iv) all material written Contracts relating to each Company Employee Plan, including administrative service agreements and group insurance contracts; (v) all non-routine correspondence to or from any Governmental Body relating to any Company Employee Plan received or delivered in the prior six years; (vi) all insurance policies in the possession of the Company or any Company Affiliate pertaining to fiduciary liability insurance covering the fiduciaries for each Company Employee Plan; (vii) all discrimination tests required under the Code for each Company Employee Plan intended to be qualified under Section 401(a) of the Code or as required by Code section 105(h) for the two most recent plan years; and (viii) the most recent IRS determination or opinion letter issued with respect to each Company Employee Plan intended to be qualified under Section 401(a) of the Code.

(j) The Company and Company Affiliates have performed in all material respects all obligations required to be performed by it under each Company Employee Plan.  Neither the Company nor any Company Affiliate is in material default or violation of, and the Company has no Knowledge of any default or violation by any other party to, the terms of any Company Employee Plan.  Each Company Employee Plan has in all material respects been established and maintained substantially in accordance with its terms and in substantial compliance with all applicable Legal Requirements, including ERISA and the Code.  Any Company Employee Plan intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code.  No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, that is not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan.  There are no claims or Legal Proceedings pending, or, to the Knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits), against any Company Employee Plan or against the assets of any Company Employee Plan.  Each Company Employee Plan (other than any Company Employee Plan to be terminated prior to the Closing in accordance with this Agreement) can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to Parent, the Company or any Company Affiliate (other than ordinary administration expenses), subject to applicable Legal Requirements.  There are no audits, inquiries or Legal Proceedings pending or, to the Knowledge of the Company, threatened by the IRS, the United States Department of Labor, or any other Governmental Body with respect to any Company Employee Plan.  Neither the Company nor any Company Affiliate, has ever incurred any penalty or tax with respect to any Company Employee Plan under Section 502(i) of ERISA, under Sections 4975 through 4980 of the Code or under any other applicable Legal Requirement.  The Company and Company Affiliates have timely made all contributions and other payments required by and due under the terms of each Company Employee Plan, and have accrued liabilities for any contributions due after the Closing Date.  No Company Employee Agreement and no Company Employee Plan can reasonably be expected to result in gross income inclusion pursuant to Section 409A(a)(1)(A) of the Code after the Effective Time.

(k) Neither the Company nor any Company Affiliate, has ever maintained, established, sponsored, participated in, or contributed to any: (i) Company Pension Plan subject to Title IV of ERISA; (ii) “multiemployer plan” within the meaning of Section (3)(37) of ERISA; or (iii) Company Pension Plan in which stock of the Company or any Company Affiliate is or was held as a plan asset.  Neither the Company nor any Company Affiliate maintains any Foreign Plan.

(l) No Company Employee Plan provides (except at no cost to the Company or any Company Affiliate), or reflects or represents any liability of the Company or any Company Affiliate to provide, retiree life insurance, retiree health benefits or other retiree employee welfare benefits to any Person for any reason, except as may be required by COBRA or other applicable Legal Requirements.  Other than commitments made that involve no future costs to the Company or any Company Affiliate, neither the Company nor any Company Affiliate has ever represented, promised or contracted (whether in oral or written form) to any Company Employee (either individually or to Company Employees as a group) or any other Person that any such Company Employee or other Person would be provided with retiree life insurance, retiree health benefits or other retiree employee welfare benefits, except to the extent required by applicable Legal Requirements.

(m) Except as set forth in Schedule 2.19(m), and except as expressly required or provided by this Agreement, neither the execution or delivery of this Agreement nor the consummation of any of the Contemplated Transactions will (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Company Employee Agreement, trust or loan that will or may result (either alone or in connection with any other circumstance or event) in any payment (whether of severance pay or otherwise), acceleration of any right, obligation or benefit, forgiveness of Indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Company Employee.

(n) Except as set forth in Schedule 2.19(n), neither the Company nor any Company Affiliate: (i) has violated or otherwise failed in any material respect to comply with any Legal Requirement respecting employment, employment practices, terms and conditions of employment or wages and hours, including the health care continuation requirements of COBRA, the requirements of the Family Medical Leave Act of 1993, as amended, the requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the provisions of any similar Legal Requirement; (ii) has failed to withhold or report any amounts required by applicable Legal Requirements or by Contract to be withheld or reported with respect to wages, salaries and other payments to

Company Employees; (iii) is liable for any arrears of wages or any taxes or any penalty for failure to comply with the Legal Requirements applicable to any of the foregoing; and (iv) is liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body with respect to unemployment compensation benefits, social security or other benefits or obligations for Company Employees (other than routine payments to be made in the normal course of business and consistent with past practice).  There are no pending or, to the Knowledge of the Company, threatened or reasonably anticipated claims or Legal Proceedings against the Company or any Company Affiliate under any worker’s compensation policy or long-term disability policy.

2.20 Environmental Matters.  The Company possesses all material permits and other Governmental Authorizations required under applicable Environmental Laws, and is in material compliance with the terms and conditions thereof.  The Company has not received any written notice or other communication (or, to the Company’s Knowledge, oral notice or other communication) from a Governmental Body that alleges that the Company is not in material compliance with any Environmental Law, and, to the Knowledge of the Company, there are no circumstances that may prevent or interfere with the compliance by the Company with any Environmental Law in the future.  To the Knowledge of the Company, (a) all property that is leased to the Company, and all surface water, groundwater and soil associated with or adjacent to such property, is free of any material environmental contamination of any nature, (b) none of the property leased to the Company contains any underground storage tanks, asbestos, equipment using PCBs, underground injection wells, and (c) none of the property leased to the Company contains any septic tanks in which process wastewater or any Materials of Environmental Concern have been disposed of.  To the Knowledge of the Company, the Company has never sent or transported, or arranged to send or transport, any Materials of Environmental Concern to a site that, pursuant to any applicable Environmental Law, (i) has been placed on the National Priorities List of hazardous waste sites or any similar state list (“National Priorities List”), (ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity, or (iii) is subject to a Legal Requirement to take “removal” or “remedial” action as detailed in any applicable Environmental Law or to make payment for the cost of cleaning up any site.

2.21 Insurance.  Schedule 2.21 identifies each insurance policy maintained by, at the expense of or for the benefit of the Company and identifies any material claims (including any workers’ compensation claims) outstanding thereunder.  Each of the insurance policies identified in Schedule 2.21 is in full force and effect.  The Company has never received any written notice or other communication (or, to the Company’s Knowledge, oral notice or other communication) regarding any actual or possible (a) cancellation or invalidation of any insurance policy, (b) refusal of any coverage or rejection of any claim under any insurance policy, or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.

2.22 Related Party Transactions.  Except as set forth in Schedule 2.22:  (a) no Related Party has, and no Related Party has had, any direct or indirect interest in any material asset used in or otherwise relating to the business of the Company; (b) no Related Party is indebted to the Company; (c) no Related Party has entered into, or has had any direct or indirect financial interest in, any material Contract, transaction or business dealing involving the Company; and (d) no Related Party has any present claim or right against the Company (other than rights under Company Options and rights to receive compensation for services performed as a Company Employee).  For purposes of this Agreement, each of the following shall be deemed to be a “Related Party”: (i) each of the Key Stockholders; (ii) each individual who is an officer or director of the Company; (iii) each member of the immediate family of each of the Persons referred to in clauses “(i)” and “(ii)” above; and (iv) any trust or other Entity (other than the Company) in which any one of the Persons referred to in clauses “(i)”, “(ii)” and “(iii)” above holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary or equity interest.

2.23 Legal Proceedings; Orders.  Except as set forth in Schedule 2.23, there is no pending Legal Proceeding, and, to the Knowledge of the Company, no Person has threatened to commence any Legal Proceeding: (a) that involves the Company, any Related Party by reason of an act or omission involving the Company or by reason of the fact that such Related Party is or was an agent of the Company, or any of the assets owned or used by the Company; or (b) that challenges, or that is intended to prevent, delay, make illegal or otherwise interfere with, the Merger or any of the other Contemplated Transactions.  To the Knowledge of the Company, except as set forth in Schedule 2.23, no event has occurred, and no claim, dispute or other condition or circumstance exists, that could reasonably be expected to give rise to or serve as a basis for the commencement of any such Legal Proceeding.  If any claim, dispute or Legal Proceeding is disclosed in Schedule 2.23, no such claim, dispute or Legal Proceeding could, if determined adversely to the Company that is a party thereto, reasonably be expected to have or result in a Material

Adverse Effect on the Company. There is no Order to which the Company, or any of the assets owned or used by the Company, is subject.  None of the Key Stockholders is subject to any Order that relates to the business of the Company or to any of the assets owned or used by the Company.  To the Knowledge of the Company, no officer or Key Employee of the Company is subject to any Order that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company.

2.24 Inventories. The inventories of the Company (including tooling, spare parts and supplies) reflected on the Unaudited Balance Sheet, or acquired by the Company after the date thereof and before the Closing Date, are carried at not more than the lower of cost or market, and such inventories do not include any material amount of obsolete inventory for which adequate reserves have not been established on the Financial Statements. For purposes of this Section 2.24, “obsolete inventory” is inventory which, as of the date of the Unaudited Balance Sheet, was not usable or salable in the lawful and Ordinary Course of Business as now conducted because of legal restrictions, failure to meet specifications, loss of market, damage, physical deterioration or for any other cause, in each case net of reserves provided therefor on the Unaudited Balance Sheet.

2.25 Warranties. The Company has not undertaken any warranties or guarantees with respect to the Company Products, other than as described on Schedule 2.25, and the aggregate cost to the Company to comply with such warranties or guarantees is properly reflected in the Company’s books and records in accordance with GAAP. The reserves for product warranties reflected in the Financial Statements have been determined in accordance with GAAP.

2.26 Product Liability; Recalls.  To the Company’s Knowledge, there has been no accident, happening or event caused or allegedly caused by any defect in manufacture, design, materials or workmanship including any failure to warn or any breach of express or implied warranties or representations with respect to any Company Product which has resulted in serious injury or death to any Person or material damage to or destruction of property or other material damages. Each Company Product (a) is, and at all relevant times has been in material compliance with applicable Legal Requirements and (b) is, and at all relevant times has been, fit for the ordinary purposes for which it is intended to be used and conforms to any promises or affirmations of fact made in the warranty or on the label for such product or in connection with its sale, whether through advertising or otherwise, except in each case as would not individually or in the aggregate be material to the Company. To the Knowledge of the Company, there is no design defect with respect to any Company Product. Each Company Product contains reasonable warnings, presented in a reasonably prominent manner, in accordance with applicable Legal Requirements material to the Company. There has been no product recall or post-sale warning conducted by the Company with respect to any Company Product.

2.27 Customers and Suppliers. Schedule 2.27 sets forth a list of (a) each customer of the Company during the last full fiscal year, in each case with revenue equal to or in excess of $100,000, and the amount of revenues accounted for by such customer during each such period and (b) each supplier of the Company during the last full fiscal year and the interim period through the date of the Unaudited Balance Sheet, in each case with amounts paid or committed to be paid by the Company equal to or in excess of $100,000. No such customer or supplier has indicated in writing within the past year that it will stop, or decrease the rate of, buying materials, products or services from or supplying materials, products or services to, as applicable, the Company.

2.28 Export Control Laws. The Company has conducted its export transactions in accordance with all applicable provisions of United States export and re-export controls, including the Export Administration Act and Regulations, the Foreign Assets Control Regulations, the International Traffic in Arms Regulations and other controls administered by the United States Department of Commerce and/or the United States Department of State and all other applicable import/export controls in other countries in which the Company conducts business. Without limiting the foregoing: (a) the Company has obtained all applicable export and import licenses, license exceptions and other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations and filings with any Governmental Body required for the export, import and re-export of Company Products (collectively, “Export Approvals”), (b) the Company is in material compliance with the terms of all applicable Export Approvals, (c) there are no pending or, to the Knowledge of the Company, threatened claims against the Company with respect to such Export Approvals, and (d) to the Company’ Knowledge, there are no actions, conditions or circumstances pertaining to the Company’s export transactions that would reasonably be expected to give rise to any future claims.

2.29 Government Contracts. The Company has not been a party to or otherwise bound by a written contract, subcontract, or agreement or understanding (written or oral) with any Governmental Body (other than Governmental Authorizations identified in Schedule 2.16 or contracts and agreements with respect utilities (electricity, water and the like) and municipality services, or other governmental services in the Ordinary Course of Business). The Company has not been suspended or debarred from bidding on contracts or subcontracts with any Governmental Body; and no such suspension or debarment has been initiated or, to the Knowledge of the Company, threatened.

2.30 Financial Advisor.  Except with respect to Bulger Partners as set forth on Schedule 2.30, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of the Company.

2.31 Transaction Expenses.  The Consideration Spreadsheet (to be delivered between signing and Closing) provides an accurate and complete breakdown of all Transaction Expenses incurred by or on behalf of the Company on or prior to the Closing, and all Transaction Expenses that are or will become payable or issuable with respect to services performed for the Company on or prior to the Closing, and, with respect to the Non-Cash Transaction Expense Recipients, the applicable portion of any Transaction Expenses issuable following the Closing in respect of Transaction Expense First Milestone Share Amount and/or Transaction Expense Second Milestone Share Amount.

2.32 Full Disclosure.  To the actual Knowledge of the Company, this Agreement (including the Schedules provided by the parties hereunder) does not, and none of the certificates referred to in Article 6 or the other Contracts delivered to Parent in connection with the Contemplated Transactions will, (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained and to be contained herein and therein (in the light of the circumstances under which such representations, warranties and information were or will be made or provided) not false or misleading.

2.33 No Other Representations or Warranties.  EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS Article 2, THE COMPANY HEREBY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT MADE OR INFORMATION COMMUNICATED (WHETHER ORALLY OR IN WRITING) TO THE PARENT, MERGER SUB AND/OR ANY REPRESENTATIVE OF PARENT(INCLUDING ANY OPINION, INFORMATION OR ADVICE, WHICH MAY HAVE BEEN PROVIDED TO PARENT, MERGER SUB OR ANY REPRESENTATIVE OF PARENT BY ANY DIRECT OR INDIRECT EQUITY HOLDER, DIRECTOR, MANAGER, OFFICER, EMPLOYEE, ACCOUNTING FIRM, LEGAL COUNSEL OR OTHER AGENT, CONSULTANT, OR REPRESENTATIVE OF THE COMPANY OR ANY STOCKHOLDER THEREOF, OR ANY RESPECTIVE AFFILIATE OF THE COMPANY OR ANY STOCKHOLDER THEREOF). THE COMPANY MAKES  NO REPRESENTATION OR WARRANTY TO THE PARENT OR MERGER SUB EXCEPT AS CONTAINED IN THIS Article 2, AND ANY AND ALL STATEMENTS MADE OR INFORMATION COMMUNICATED BY ANY STOCKHOLDER OF THE COMPANY, THE COMPANY OR ANY OF THEIR AFFILIATES OR REPRESENTATIVES OUTSIDE OF THIS AGREEMENT (INCLUDING BY WAY OF PROJECTIONS, DOCUMENTS PROVIDED IN RESPONSE TO THE PARENT’S OR MERGER SUB’S DILIGENCE REQUESTS (INCLUDING ANY DOCUMENTS POSTED IN AN ELECTRONIC OR VIRTUAL DATA ROOM) AND ANY MANAGEMENT PRESENTATIONS PROVIDED OR OTHERWISE MADE AVAILABLE TO PARENT OR MERGER SUB), WHETHER VERBALLY OR IN WRITING, ARE DEEMED TO HAVE BEEN SUPERSEDED BY THIS AGREEMENT, IT BEING INTENDED THAT NO SUCH PRIOR OR CONTEMPORANEOUS STATEMENTS OR COMMUNICATIONS OUTSIDE OF THIS AGREEMENT SHALL SURVIVE THE EXECUTION AND DELIVERY HEREOF.

Article 3
REPRESENTATIONS AND WARRANTIES OF THE KEY STOCKHOLDERS

Each Key Stockholder (as to such Key Stockholder but not as to any other Key Stockholder or other Person) hereby represents and warrants, to and for the benefit of Parent and Merger Sub, as of the date hereof and as of the Closing Date (provided, however, that the making of such representations and warranties as of the Closing Date shall in no event be deemed to constitute a covenant or obligation of any Key Stockholder), as follows:

3.1 Power and Capacity, Etc.  Such Key Stockholder that is an Entity has the requisite power and authority to execute and deliver this Agreement, and to perform such Key Stockholder’s obligations hereunder.  Such Key Stockholder that is an individual has the requisite legal capacity to execute and deliver this Agreement, and to perform such Key Stockholder’s obligations hereunder.  This Agreement been duly authorized and duly executed and delivered by such Key Stockholder and constitutes the legal, valid and binding obligation of such Key Stockholder, enforceable against such Key Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

3.2 No Conflicts or Consents.  The execution and delivery of this Agreement by such Key Stockholder does not and will not, and the performance of this Agreement by such Key Stockholder will not: (a) conflict with or violate any Legal Requirement or Order applicable to such Key Stockholder or by which such Key Stockholder is bound; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the shares of Company Capital Stock or other securities of the Company held by such Key Stockholder pursuant to, any Contract to which such Key Stockholder is a party, other than this Agreement.

3.3 Due Organization, Etc. If such Key Stockholder is an Entity: (a) such Key Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is organized; (b) the execution and delivery of this Agreement by such Key Stockholder have been duly authorized by all necessary action on the part of the board of directors of such Key Stockholder or other Persons performing similar functions; and (c) the execution and delivery of this Agreement by such Key Stockholder does not and will not, and the performance of this Agreement by such Key Stockholder will not, (i) result in or constitute any breach of or default under the partnership agreement or other organizational documents of such Key Stockholder, or (ii) require the approval of holders of voting or equity interests in such Key Stockholder.

3.4 Title to Securities.  Such Key Stockholder owns beneficially and of record, and has good and valid title (free and clear of any Encumbrances, other than restrictions on transfer under applicable federal or state securities laws or pursuant to the Contracts set forth on Schedule 3.4(a)) to, the shares of Company Capital Stock described opposite such Key Stockholder’s name in Schedule 3.4(b), and such Key Stockholder does not directly or indirectly own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares described opposite such Key Stockholder’s name in Schedule 3.4(b).

3.5 Legal Proceedings.  There is no Legal Proceeding pending, and, to such Key Stockholder’s Knowledge, no Person has threatened to commence any Legal Proceeding, that (i) involves such Key Stockholders by reason of an act or omission involving the Company or by reason of the fact that such Key Stockholder is or was an agent or stockholder of the Company, or any of the assets owned or used by the Company, or (ii) may have or result in an adverse effect on the ability of such Key Stockholder to comply with or perform any of its covenants or obligations under this Agreement.  Such Key Stockholder (and if such Key Stockholder is a partnership, such Key Stockholder’s general partner) is not subject to any Legal Requirement or Order that may have an adverse effect on its ability to comply with or perform any of its covenants or obligations under this Agreement.

3.6 Entirely for Own Account. The shares of Parent Common Stock to be received by such Key Stockholder pursuant to the Merger will be acquired for investment for such Key Stockholder’s own account, not as a nominee or agent, and not as an underwriter of any part thereof, and such Key Stockholder has no present intention of selling or granting any participation in, the same. By executing this Agreement, such Key Stockholder further represents that such Key Stockholder does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any other person, with respect to any of such Parent Common Stock.

3.7 Investment Experience; Accredited Investor. Such Key Stockholder acknowledges that it is able to fend for itself, can bear the economic risk of holding Parent Common Stock, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of holding Parent Common Stock, if such Key Stockholder acquires any.  Such Key Stockholder is an Accredited Investor (as defined in the Securities Act and regulations promulgated thereunder). Such Key Stockholder has not relied in connection with an investment in the Parent Common Stock upon any representations, warranties or agreements other than those set forth in this Agreement. Such Key Stockholder acknowledges that Parent has furnished or made available to it (i) the Annual Report on Form 10-K of Parent for its fiscal year ended December 31, 2016, (ii) the Quarterly Report on Form 10-Q of Parent for the quarterly period ending September 30, 2017, (iii) the Definitive Proxy Statement on Schedule 14A for the 2017 Annual Meeting of Shareholders of Parent, held on June 15, 2017 and (iv) all current reports on Form 8-K of Parent filed with the SEC since September 30, 2017.

3.8 Restricted Securities. Such Key Stockholder understands that, subject to Parent’s obligations under the Registration Rights Agreement, the Parent Common Stock issued to it will be characterized as “restricted securities” under federal securities laws inasmuch as they are being received from Parent in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act, only in certain limited circumstances. Such Key Stockholder represents that he, she or it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.9 Reliance on Tax Advisors. Such Key Stockholder has consulted with his, her or its own tax experts regarding the tax consequences of the Merger, and has not relied upon any representations made by Parent, Merger Sub or their counsel regarding such tax consequences, and acknowledges and agrees that neither Parent, Merger Sub or their counsel have made any representations regarding the tax consequences of the Merger.

3.10 No Other Representations or Warranties.  EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS Article 3, EACH KEY STOCKHOLDER HEREBY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT MADE OR INFORMATION COMMUNICATED (WHETHER ORALLY OR IN WRITING) TO THE PARENT, MERGER SUB AND/OR ANY REPRESENTATIVE OF PARENT (INCLUDING ANY OPINION, INFORMATION OR ADVICE, WHICH MAY HAVE BEEN PROVIDED TO PARENT, MERGER SUB OR ANY REPRESENTATIVE OF PARENT BY ANY DIRECT OR INDIRECT EQUITY HOLDER, DIRECTOR, MANAGER, OFFICER, EMPLOYEE, ACCOUNTING FIRM, LEGAL COUNSEL OR OTHER AGENT, CONSULTANT, OR REPRESENTATIVE OF THE COMPANY OR ANY STOCKHOLDER THEREOF, OR ANY RESPECTIVE AFFILIATE OF THE COMPANY OR ANY STOCKHOLDER THEREOF). NO KEY STOCKHOLDER MAKES  ANY REPRESENTATION OR WARRANTY TO THE PARENT OR MERGER SUB EXCEPT AS CONTAINED IN THIS Article 3, AND ANY AND ALL STATEMENTS MADE OR INFORMATION COMMUNICATED BY ANY STOCKHOLDER OF THE COMPANY, THE COMPANY OR ANY OF THEIR AFFILIATES OR REPRESENTATIVES OUTSIDE OF THIS AGREEMENT (INCLUDING BY WAY OF PROJECTIONS, DOCUMENTS PROVIDED IN RESPONSE TO THE PARENT’S OR MERGER SUB’S DILIGENCE REQUESTS (INCLUDING ANY DOCUMENTS POSTED IN AN ELECTRONIC OR VIRTUAL DATA ROOM) AND ANY MANAGEMENT PRESENTATIONS PROVIDED OR OTHERWISE MADE AVAILABLE TO PARENT OR MERGER SUB), WHETHER VERBALLY OR IN WRITING, ARE DEEMED TO HAVE BEEN SUPERSEDED BY THIS AGREEMENT, IT BEING INTENDED THAT NO SUCH PRIOR OR CONTEMPORANEOUS STATEMENTS OR COMMUNICATIONS OUTSIDE OF THIS AGREEMENT SHALL SURVIVE THE EXECUTION AND DELIVERY HEREOF.

Article 4
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub hereby jointly and severally represent and warrant to the Company and each of the Key Stockholders, as of the date hereof and as of the Closing Date (provided, however, that the making of such representations and warranties as of the Closing Date shall in no event be deemed to constitute a covenant or obligation of Parent or Merger Sub), as follows:

4.1 Due Organization. Each of Parent and its Subsidiaries (including Merger Sub) is an organization duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with necessary power and authority:  (a) to conduct its business in the manner in which its business is currently being conducted; (b) to own and use its assets in the manner in which its assets are currently owned and used; and (c) to perform its obligations under all Contracts by which it is bound.  Each of Parent and its Subsidiaries (including Merger Sub) is qualified, authorized, registered or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its assets owned or used or the nature of its activities would make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on Parent.

4.2 Capitalization, Etc.

(a) All of the outstanding shares of Parent Capital Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in Schedule 4.2(a): (i) none of the outstanding shares of Parent Capital Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Parent Capital Stock is subject to any right of first refusal or similar right in favor of Parent or any other Person; and (iii) there is no Contract binding upon Parent or any Subsidiary thereof relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Parent Capital Stock.  Parent is not under any obligation, and is not bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Capital Stock or any other securities.

(b) Except pursuant to this Agreement or as set forth in Schedule 4.2(b), there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Parent; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Parent; (iii) Contract under which Parent or any Subsidiary thereof is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Parent.

(c) All outstanding shares of capital stock, options, warrants and other securities of Parent have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable Contracts.

4.3 Authorization.

(a) Parent has full corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Contemplated Transactions. The execution and delivery of this Agreement by Parent and the performance by Parent of its obligations hereunder and the consummation of the Contemplated Transactions have been duly and validly authorized by all necessary corporate action on the part of Parent. The board of directors of the Parent (at a meeting duly called and held or pursuant to unanimous written consent) has (i) unanimously determined that the Merger is advisable and in the best interests of the Parent and its stockholders, (ii) unanimously authorized and approved the execution, delivery and performance of this Agreement by the Parent and unanimously approved the Merger and the other Contemplated Transactions and (iii) unanimously recommended the approval by the Parent’s stockholders of the issuance and sale of any Securities not issued as of the Closing Date (the “Proposal”) and directed that the Proposal be submitted for consideration by the Parent’s stockholders.  This Agreement has been duly executed and delivered by Parent and constitutes the legal, valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(b) Merger Sub has full corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Contemplated Transactions. The execution and delivery of this Agreement by Merger Sub and the performance by Merger Sub of its obligations hereunder and the consummation of the Contemplated Transactions have been duly and validly authorized by all necessary corporate action on the part of Merger Sub. The board of directors of Merger Sub (at a meeting duly called and held or pursuant to unanimous written consent) has (i) unanimously determined that the Merger is advisable and in the best interests of Merger Sub and its sole stockholder, (ii) unanimously authorized and approved the execution, delivery and performance of this Agreement by Merger Sub and unanimously approved the Merger and the other Contemplated Transactions, and (iii) unanimously recommended the approval of this Agreement and the Contemplated Transactions by Merger Sub’s sole stockholder and directed that this Agreement and the Contemplated Transactions be submitted for consideration by Merger Sub’s sole stockholder.  This Agreement has been duly executed and delivered by Merger Sub and constitutes the valid and binding agreement of Merger Sub, enforceable against Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

4.4 No Violations; Consents. Except as set forth in Schedule 4.4, neither the execution, delivery or performance of this Agreement or any of the other Transaction Documents referred to in this Agreement, nor the consummation of the Merger or any of the other Contemplated Transactions will directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with or result in a violation of (i) any of the provisions of the Organizational Documents of Parent or Merger Sub, or (ii) any resolution adopted by the stockholders, the board of directors or any committee of the board of directors of Parent or Merger Sub;

(b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or any of the other Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Parent or Merger Sub, or any of the assets owned or used by Parent or Merger Sub, is subject;

(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Parent or Merger Sub;

(d) result in a breach of, or result in a default under, any provision of any Parent Material Contract, or give any Person the right to (i) declare a default or exercise any remedy under any such Parent Material Contract, (ii) a rebate, chargeback, penalty or change in delivery schedule under any such Parent Material Contract, (iii) accelerate the maturity or performance of any obligation under any such Parent Material Contract, or (iv) cancel, terminate or modify any term of any such Parent Material Contract; or

(e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by Parent or Merger Sub.

Except as may be required by the DGCL, and except as set forth in Schedule 4.4, neither Parent nor Merger Sub was, is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement or any of the other Contemplated Transactions, or (y) the consummation of the Merger or any of the other Contemplated Transactions.  For purposes of this Agreement, Parent or Merger Sub will be deemed to be or to have been “required” to obtain a Consent if the failure to obtain such Consent (i) reasonably could result in the imposition of any liability or obligation on, or the expansion of any liability or obligation of, Parent or Merger Sub under applicable Legal Requirements or Contractual obligations existing as of the date hereof,  (ii) reasonably could result in the termination, modification or limitation of any contractual or other right of Parent or Merger Sub, (iii) reasonably could otherwise have a Material Adverse Effect on the Parent or (iv) reasonably could prevent Parent or Merger Sub from performing their respective obligations under this Agreement or any of the other Transaction Documents, including issuing any of the Securities.

4.5 Issuance of Shares. The shares of Parent Common Stock issuable in the Merger, if and when issued by Parent in accordance with this Agreement, assuming the accuracy of the representations and warranties made by the Company and the Key Stockholders herein, will be duly issued, fully paid and non-assessable.

4.6 SEC Documents and Related Representations and Warranties.

(a) Parent has filed all reports, schedules, forms, statements and other documents required to be filed by Parent under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, but excluding any risk factors, forward looking disclaimers or similar disclosures included or incorporated by reference therein, being collectively referred to herein as the “Parent SEC Documents”)  on a timely basis or has received a valid extension of such time of filing and has filed any such Parent SEC Documents prior to the expiration of any such extension. As of their respective dates, the Parent SEC Documents complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. Except to the extent amended or superseded by a subsequent filing, as of their respective dates (and if so amended or superseded, then as of the date of the last such amendment or applicable subsequent filing), none of the Parent SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Parent has never been an issuer subject to Rule 144(i) under the Securities Act. The consolidated financial statements of Parent included in the Parent SEC Documents complies as of the date of such Parent SEC Document in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Parent and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(b) Parent maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies with the requirements of the Exchange Act and has been designed by Parent’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except to the extent described in the Parent SEC Documents, since the end of Parent’s most recent audited fiscal year, there has been (i) no material weakness in Parent’s internal control over financial reporting (whether or not remediated) and (ii) no change in Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting.  Parent’s internal control over financial reporting is overseen by the Audit Committee of Parent’s board of directors (the “Audit Committee”) to the extent required by the Exchange Act Rules.  Except to the extent described in the Parent SEC Documents, Parent has not publicly disclosed or reported to the Audit Committee or to its board of directors any material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting (each an “Internal Control Event”), any violation of, or failure to comply with, the U.S. Securities Laws.

(c) Parent maintains disclosure controls and procedures (as such is defined in Rule 13a-15 of the Exchange Act Rules) that are reasonably designed to ensure that information required to be disclosed by Parent with respect to itself and its Subsidiaries in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.  Parent has utilized such controls and procedures in preparing and evaluating the disclosures in the Parent SEC Documents.  Parent’s certifying officers have evaluated the effectiveness of Parent’s disclosure controls and procedures as of the end of the period covered by Parent’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  Parent presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in Parent’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting.

(d) No relationship, direct or indirect, exists between or among Parent on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of Parent or any of its affiliates on the other hand, which is required to be described in the Parent SEC Documents which is not so described.

(e) Other than pursuant to the Non-Dissenting Stockholder’s rights pursuant to the Registration Rights Agreement or as set forth in the Parent SEC Documents, no Person has any right to cause Parent to effect the registration under the Securities Act of any securities of Parent.

(f) The Parent Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the Principal Trading Market, and Parent has taken no action designed to terminate the registration of the Parent Common Stock under the Exchange Act or delist the Parent Common Stock from the Principal Trading Market, nor has Parent received any notification that the SEC or the Financial Industry Regulatory Authority, Inc. is contemplating terminating such registration or listing. Parent is in compliance in all material respects with all listing and maintenance requirements of the Principal Trading Market on the date hereof.  Upon receipt of the Required Parent Stockholder Consent as contemplated by Section 5.23, the issuance of the Notes, Warrants and shares of Parent Common Stock issuable to Non-Dissenting Stockholders hereunder, in the manner and on the terms contemplated by this Agreement and the applicable Transaction Documents, will not violate the rules of the Principal Trading Market.

4.7 Vote Required.   No Parent stockholder vote is required to approve (a) the Merger, (b) this Agreement, (c) the issuance of the Closing Stock Consideration Share Amount or (d) the issuance of the First Milestone Share Amount.  The Required Parent Stockholder Consent is the only Parent stockholder vote required for the issuance of the Second Milestone Share Amount, the Note Shares and the Warrant Shares.

4.8 Assets.  Parent and each Subsidiary thereof owns, and has good, valid and marketable title to, all tangible assets purported to be owned by it.  All of said assets are owned by Parent or its applicable Subsidiaries free and clear of any Encumbrances, except for Permitted Encumbrances or other liens described in Schedule 4.8.  Parent and its Subsidiaries collectively own or lease all tangible assets sufficient for the conduct of their respective business, taken together as a whole, as presently conducted (other than to the extent disposed of in the Ordinary Course of Business).

4.9 Intellectual Property.

(a) Parent or any Subsidiary thereof exclusively owns all right, title and interest to and in the Parent IP and has a valid license under Intellectual Property Rights licensed to Parent or any Subsidiary, free and clear of any Encumbrances (other than licenses granted pursuant to the applicable Parent Material Contracts and other than End User Licenses).  Without limiting the generality of the foregoing:

(i) all documents and instruments necessary to establish, secure and perfect the rights of the Parent or any applicable Subsidiary in the Parent IP that is Registered IP have been validly executed, delivered and filed in a timely manner with the appropriate Governmental Body;

(ii) each Person who is or was a Parent Employee and who is or was involved in the creation or development of any Parent Product (other than Intellectual Property licensed to the Parent or any Subsidiary thereof) or any Parent IP has signed a valid and enforceable agreement containing an irrevocable assignment of Intellectual Property Rights to Parent or its applicable Subsidiary and confidentiality provisions protecting the Parent IP;

(iii) no Parent Employee has any claim, right (whether or not currently exercisable) or interest to or in any Parent IP;

(iv) to the Knowledge of the Parent, no Parent Employee is: (A) bound by or otherwise subject to any Contract restricting him or her from performing his or her duties for Parent or any Subsidiary thereof; or (B) in breach of any Contract with any former employer or other Person concerning Intellectual Property Rights or confidentiality as a result of his or her employment or activities with Parent or any Subsidiary thereof;

(v) no funding, facilities or personnel of any Governmental Body or college, university or other education institution were used, directly or indirectly, to develop or create, in whole or in part, any Parent Product (to the Knowledge of the Parent, with respect to Intellectual Property licensed to Parent or any Subsidiary thereof) or any Parent IP;

(vi) Parent and each Subsidiary thereof has taken all commercially reasonable steps to maintain the confidentiality of and otherwise protect and enforce its respective rights in all source code for Parent Software and all other proprietary information held by Parent or any Subsidiary thereof, or purported to be held by Parent or any Subsidiary thereof, as a trade secret;

(vii) neither Parent nor any Subsidiary thereof has assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any material Intellectual Property Right in the Parent IP to any other Person;

(viii) neither Parent nor any Subsidiary thereof is bound by, and no Parent IP is subject to, any Contract containing any covenant or other provision that in any way limits or restricts the ability of Parent or any Subsidiary thereof to use, exploit, assert, or enforce any Parent IP anywhere in the world; and

(ix) to the Knowledge of Parent, Parent or its applicable Subsidiaries owns or otherwise has, and after will continue to have, all Intellectual Property Rights needed to conduct the business of the Parent and its Subsidiaries as currently conducted and currently planned by Parent or its applicable Subsidiaries to be conducted.

(b) to the Knowledge of Parent, all Parent IP is valid, subsisting and enforceable.  Without limiting the generality of the foregoing:

(i) to the Knowledge of Parent, no trademark (whether registered or unregistered) or trade name owned, used, or applied for by Parent or any Subsidiary thereof conflicts or interferes with any trademark (whether registered or unregistered) or trade name owned, used or applied for by any other Person;

(ii) to the Knowledge of Parent, none of the goodwill associated with or inherent in any trademark (whether registered or unregistered) in which Parent or any Subsidiary thereof has or purports to have an ownership interest has been impaired;

(iii) to the Knowledge of Parent, each item of Parent IP that is Registered IP is and at all times has been in compliance with all Legal Requirements, and all filings, payments and other actions required to be made or taken to maintain each such item of Company IP in full force and effect have been made by the applicable deadline;

(iv) no interference, opposition, reissue, reexamination or other Legal Proceeding of any nature is or has been pending or, to the Knowledge of the Parent, threatened, in which the scope, validity or enforceability of any Parent IP is being, has been or could reasonably be expected to be contested or challenged; and

(v) to the Knowledge of Parent, no facts or circumstances exist that could reasonably be expected to render any Parent IP invalid or unenforceable.

(c) To the Knowledge of Parent, no Person has infringed, misappropriated, or otherwise violated, and no Person is currently infringing, misappropriating or otherwise violating, any Parent IP.

(d) To the Knowledge of Parent, Parent has never infringed (directly, contributorily, by inducement or otherwise), misappropriated or otherwise violated any Intellectual Property Right of any other Person.

(e) To the Knowledge of Parent, none of the Parent Software: (i) contains any bug, defect or error (including any bug, defect or error relating to or resulting from the display, manipulation, processing, storage, transmission or use of date data) that materially and adversely affects the use, functionality or performance of such Parent Software or any product or system containing or used in conjunction with such Parent Software; or (ii) fails to comply with any applicable warranty or other contractual commitment relating to the use, functionality or performance of such software or any product or system containing or used in conjunction with such Parent Software.

(f) To the Knowledge of Parent, none of the Parent Software contains any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry) or any other code designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (ii) damaging or destroying any data or file without the user’s consent.

(g) None of the Parent Software is subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license such as the GNU Public License, Lesser GNU Public License or Mozilla Public License) that: (i) could or does require, or could or does condition the use or distribution of such Parent Software on, the disclosure, licensing or distribution of any source code for any portion of such Parent Software; or (ii) could or does otherwise impose any limitation, restriction or condition on the right or ability of Parent or any Subsidiary thereof to use or distribute any Parent Software.

(h) No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Parent Software to any other Person.

(i) Parent has taken all commercially reasonable steps to protect and preserve the confidentiality of all confidential or non-public information of Parent and its Subsidiaries (including trade secrets) or provided by any third party to Parent or any Subsidiary thereof (“Parent Confidential Information”). All Parent Employees and any third party having access to Parent Confidential Information have executed and delivered to Parent or any Subsidiary thereof a written agreement regarding the protection of such Parent Confidential Information. Parent has implemented and maintains commercially reasonable security, disaster recovery and business continuity plans consistent with industry practices of companies offering similar services, and acts in compliance therewith. To the Knowledge of Parent, neither Parent nor any Subsidiary thereof has experienced any breach of security or otherwise unauthorized access by third parties to the Parent Confidential Information, including Personal Data in the possession, custody or control or Parent or any Subsidiary thereof. To the Knowledge of Parent, there has been no breach of confidentiality by Parent, any Subsidiary thereof or any third party.

(j) To the Knowledge of Parent, Parent and each Subsidiary thereof has complied with applicable Legal Requirements and with its internal privacy policies relating to the use, collection, storage, disclosure and transfer of any Personal Data collected by Parent or any such Subsidiary thereof or by third parties having authorized access to the records of Parent or its Subsidiaries. The execution, delivery and performance of this Agreement by Parent will comply with all applicable Legal Requirements relating to privacy and with the privacy policies of Parent and its Subsidiaries. Neither Parent nor any Subsidiary thereof has received any complaint regarding its respective collection, use or disclosure of Personal Data. The appropriate standard terms and conditions and (where applicable) privacy policy of Parent and/or its applicable Subsidiaries govern access to, and use of, any Parent Website. To the Knowledge of Parent, no breach, security incident or violation of any data security policy in relation to Parent Data has occurred or is threatened, and there has been no unauthorized or illegal Processing of any Parent Data. To the Knowledge of Parent, no circumstance has arisen in which: (i) Privacy Laws would require the Parent or any Subsidiary thereof to notify a Governmental Body of a data security breach or security incident or (ii) applicable guidance or codes of practice promulgated under Privacy Laws would recommend Parent or any Subsidiary thereof to notify a Governmental Body of a data security breach.

(k) To the Knowledge of Parent, the contents of any Parent Website and all transactions conducted over the Internet comply with applicable Legal Requirements and codes of practice in any applicable jurisdiction.

4.10 Contracts.

(a) Each Contract attached as an exhibit to Parent’s Annual Report on Form 10-K most recently filed with the SEC, Parent’s Quarterly Reports on Form 10-Q filed after such Annual Report on Form 10-K or Parents Current Reports on Form 8-K filed after such Annual Report on Form 10-K (each, a “Parent Material Contract”) is valid and in full force and effect, and is enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(b) Except as set forth in Schedule 4.10(b): (i) neither Parent nor any Subsidiary thereof has breached, or committed any default under, any Parent Material Contract, and, to the Knowledge of Parent, no other Person has breached, or committed any default under, any such Parent Material Contract; (ii) to the Knowledge of Parent, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to (A) result in a violation or breach of any of the provisions of any such Parent Material Contract, (B) give any Person the right to declare a default under any such Parent Material Contract, (C) give any Person the right to receive or require a rebate, chargeback, penalty or change in delivery schedule under any such Parent Material Contract, (D) give any Person the right to accelerate the maturity or performance of any such Parent Material Contract, (E) result in the disclosure, release or delivery of any source code for any Parent Software, or (F) give any Person the right to cancel, terminate or modify any such Parent Material Contract; (iii) neither Parent nor any Subsidiary thereof received any written notice or other communication (or to the Parent’s Knowledge, oral notice or other communication) regarding any actual or possible violation or breach of, or default under, any such Parent Material Contract; and (iv) neither Parent nor any Subsidiary thereof has waived any of its respective material rights under any such Parent Material Contract.

4.11 Liabilities.  Neither Parent nor any Subsidiary thereof has any accrued, contingent or other liabilities of any nature, either matured or unmatured (whether or not required to be reflected in financial statements in accordance with GAAP and whether due or to become due), except for: (a) (i) liabilities identified as such in the “liabilities” column of the most recent consolidated balance sheet set forth in the Parent SEC Documents and (ii) liabilities, disclosed in the “Notes to Consolidated Financial Statements” of Parent’s most recently completed audited financial statements; (b) normal and recurring current liabilities that have been incurred by Parent or any Subsidiary thereof since the date of such balance sheet in the Ordinary Course of Business; (c) liabilities under the Parent Material Contracts, to the extent the nature and magnitude of such liabilities can be specifically ascertained by reference to the text of such Parent Material Contracts; and (d) liabilities described in Schedule 4.11.
4.12 Compliance with Legal Requirements; Governmental Authorizations.  Parent and each Subsidiary thereof are, and have at all times been, in compliance in all material respects with all applicable Legal Requirements.  Neither Parent nor any Subsidiary thereof has received any written notice or other communication (or, to the Parent’s Knowledge, oral notice or other communication) from any Governmental Body or other Person regarding: (a) any actual or possible violation of, or failure to comply with, any Legal Requirement or material Governmental Authorization; or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental Authorization. Each Governmental Authorizations held by Parent or any Subsidiary thereof is valid and in full force and effect, and collectively constitute all Governmental Authorizations necessary to enable the Parent and each Subsidiary thereof to conduct its business in the manner in which such business is currently being conducted.  Parent and each Subsidiary thereof are, and at all times have been, in material compliance with the terms and requirements of such Governmental Authorizations.

4.13 Certain Business Practices.  None of Parent, any Subsidiary thereof and, to the Knowledge of the Parent, any Parent Employee or any director, officer or agent of Parent or any Subsidiary thereof, has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.14 Tax Matters.

(a) Each of Parent and its Subsidiaries has filed on a timely basis (taking into account extensions of time to file) all income and other material Tax Returns that it was required to file, and all such Tax Returns were true, correct and complete in all material respects. Parent and its Subsidiaries have paid all Taxes that were due and payable (whether or not shown on any Tax Return). The unpaid Taxes of Parent and its Subsidiaries for Tax periods through the date of the Unaudited Balance Sheet do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Unaudited Balance Sheet and all unpaid Taxes of the Parent and its Subsidiaries commencing after the date of the Unaudited Balance Sheet arose in the Ordinary Course of Business. None of Parent or its Subsidiaries have any actual or potential liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or non-U.S. Legal Requirements), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any Person other than Parent and its Subsidiaries. None of Parent or any of its Subsidiaries is a party to or bound by any agreement the principal purpose of which is Tax indemnity, Tax sharing or Tax allocation. All Taxes that Parent or its Subsidiaries was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Body, and Parent and its Subsidiaries have complied in all respects  with all information reporting and backup withholding requirements, including the maintenance of required records with respect thereto, in connection with amounts paid to any employee, creditor, or other third party.

(b) No examination or audit of any Tax Return of Parent or any of its Subsidiaries by any Governmental Body is currently in progress or, to the Knowledge of Parent, threatened or contemplated. None or Parent or any of its Subsidiaries has been informed in writing by any jurisdiction in which any of them did not file a Tax Return that the jurisdiction believes that any of them was required to file any Tax Return that was not filed or is subject to Tax in such jurisdiction or that any Governmental Body intends to audit a Tax Return for any period for which the applicable statute of limitations has not yet expired.  None or Parent or any of its Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes.

(c) There are no Encumbrances with respect to Taxes upon any of the assets or properties of Parent or any of its Subsidiaries other than Encumbrances with respect to Taxes not yet due and payable.

(d) None or Parent or any of its Subsidiaries  has engaged in any “reportable transaction” or “listed transaction” for purposes of Treasury Regulation sections 1.6011-4(b) or 301.6111-2(b)(2) or any analogous provision of state, local or non-U.S. Legal Requirements.

4.15 Employee and Labor Matters; Benefit Plans.

(a) To the Knowledge of the Parent: (i) no executive employee of the Parent or any Subsidiary thereof intends to terminate his employment with the Parent or any such Subsidiary, as applicable; (ii) no executive employee of the Parent or any Subsidiary thereof has received an offer to join a business that may be competitive with the business of such employee’s employer; and (iii) no executive employee of the Parent or any Subsidiary thereof is a party to or is bound by any confidentiality agreement, noncompetition agreement or other Contract (with any Person) that may have an adverse effect on: (A) the performance by such employee of any of his duties or responsibilities as an employee of Parent or any Subsidiary thereof; or (B) the business or operations of Parent or any Subsidiary thereof.

(b) To the Parent’s Knowledge, all persons who have performed independent contractor or consulting services for Parent or any Subsidiary thereof as independent contractors have been properly classified as such.

(c) Neither Parent nor any Subsidiary thereof is a party to or bound by any union contract or collective bargaining agreement.

(d) None of Parent or any Subsidiary thereof is, nor has ever been, engaged, in any unfair labor practice of any nature.  There are no slowdown, work stoppages, labor disputes or union organizing activities, or any similar activities or disputes pending, or to the Parent’s Knowledge, threatened.  There are no actions, suits, claims, labor disputes or grievances pending or, to the Knowledge of the Parent, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Parent Employee, including charges of unfair labor practices or discrimination complaints.

(e) Parent and Parent Affiliates have performed in all material respects all obligations required to be performed by it under each Parent Employee Plan.  Neither Parent nor any Parent Affiliate is in material default or violation of, and the Parent has no Knowledge of any default or violation by any other party to, the terms of any Parent Employee Plan.  Each Parent Employee Plan has in all material respects been established and maintained substantially in accordance with its terms and in substantial compliance with all applicable Legal Requirements, including ERISA and the Code.  Any Parent Employee Plan intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code.  No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, that is not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Parent Employee Plan.  There are no claims or Legal Proceedings pending, or, to the Knowledge of the Parent, threatened or reasonably anticipated (other than routine claims for benefits), against any Parent Employee Plan or against the assets of any Parent Employee Plan.  There are no audits, inquiries or Legal Proceedings pending or, to the Knowledge of the Parent, threatened by the IRS, the United States Department of Labor, or any other Governmental Body with respect to any Parent Employee Plan.  Neither the Parent nor any Parent Affiliate has ever incurred any penalty or tax with respect to any Parent Employee Plan under Section 502(i) of ERISA, under Sections 4975 through 4980 of the Code or under any other applicable Legal Requirement.  Parent and Parent Affiliates have timely made all contributions and other payments required by and due under the terms of each Parent Employee Plan.  No Parent Employee Agreement and no Parent Employee Plan can reasonably be expected to result in gross income inclusion pursuant to Section 409A(a)(1)(A) of the Code after the Effective Time.

(f) No Parent Employee Plan provides (except at no cost to the Parent or any Parent Affiliate), or reflects or represents any liability of the Parent or any Parent Affiliate to provide, retiree life insurance, retiree health benefits or other retiree employee welfare benefits to any Person for any reason, except as may be required by COBRA or other applicable Legal Requirements.  Other than commitments made that involve no future costs to Parent or any Parent Affiliate, neither Parent nor any Parent Affiliate has ever represented, promised or contracted (whether in oral or written form) to any Parent Employee (either individually or to Parent Employees as a group) or any other Person that any such Parent Employee or other Person would be provided with retiree life insurance, retiree health benefits or other retiree employee welfare benefits, except to the extent required by applicable Legal Requirements.

(g) Except as expressly required or provided by this Agreement, neither the execution or delivery of this Agreement nor the consummation of any of the Contemplated Transactions will (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Parent Employee Plan, Parent Employee Agreement, trust or loan that will or may result (either alone or in connection with any other circumstance or event) in any payment (whether of severance pay or otherwise), acceleration of any right, obligation or benefit, forgiveness of Indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Parent Employee.

(h) Neither Parent nor any Parent Affiliate: (i) has violated or otherwise failed in any material respect to comply with any Legal Requirement respecting employment, employment practices, terms and conditions of employment or wages and hours, including the health care continuation requirements of COBRA, the requirements of the Family Medical Leave Act of 1993, as amended, the requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the provisions of any similar Legal Requirement; (ii) has failed to withhold or report any amounts required by applicable Legal Requirements or by Contract to be withheld or reported with respect to wages, salaries and other payments to Parent Employees; (iii) is liable for any arrears of wages or any taxes or any penalty for failure to comply with the Legal Requirements applicable to any of the foregoing; and (iv) is liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body with respect to unemployment compensation benefits, social security or other benefits or obligations for Parent Employees (other than routine payments to be made in the normal course of business and consistent with past practice).  There are no pending or, to the Knowledge of the Parent, threatened or reasonably anticipated claims or Legal Proceedings against Parent or any Parent Affiliate under any worker’s compensation policy or long-term disability policy.

4.16 Environmental Matters.  Parent and each Subsidiary thereof possesses all material permits and other Governmental Authorizations required under applicable Environmental Laws, and is in material compliance with the terms and conditions thereof.  Neither Parent nor any Subsidiary thereof has received any written notice or other communication (or, to the Parent’s Knowledge, oral notice or other communication) from a Governmental Body that alleges that Parent or any Subsidiary thereof is not in material compliance with any Environmental Law, and, to the Knowledge of the Parent, there are no circumstances that may prevent or interfere with the compliance by the Parent or any Subsidiary thereof with any Environmental Law in the future.  To the Knowledge of the Parent, (a) all property that is leased to the Parent or any Subsidiary thereof, and all surface water, groundwater and soil associated with or adjacent to such property, is free of any material environmental contamination of any nature, (b) none of the property leased to Parent or any Subsidiary thereof contains any underground storage tanks, asbestos, equipment using PCBs, underground injection wells, and (c) none of the property leased to Parent or any Subsidiary thereof contains any septic tanks in which process wastewater or any Materials of Environmental Concern have been disposed of.  To the Knowledge of the Parent, neither Parent nor any Subsidiary thereof has ever sent or transported, or arranged to send or transport, any Materials of Environmental Concern to a site that, pursuant to any applicable Environmental Law, (i) has been placed on the National Priorities List, (ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity, or (iii) is subject to a Legal Requirement to take “removal” or “remedial” action as detailed in any applicable Environmental Law or to make payment for the cost of cleaning up any site.

4.17 Insurance.  Neither Parent nor any Subsidiary thereof has ever received any written notice or other communication (or, to the Parent’s Knowledge, oral notice or other communication) regarding any actual or possible (a) cancellation or invalidation of any insurance policy, (b) refusal of any coverage or rejection of any claim under any insurance policy, or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.

4.18 Legal Proceedings; Orders.  Except as set forth in the Parent SEC Documents and in Schedule 4.18, there is no pending Legal Proceeding, and, to the Knowledge of Parent, no Person has threatened to commence any Legal Proceeding: (a) that involves the Parent, any Subsidiary thereof or any Related Party of any of the foregoing by reason of an act or omission involving the Parent or any Subsidiary thereof or by reason of the fact that such Related Party is or was an agent of Parent or any Subsidiary thereof, or any of the assets owned or used by Parent or any Subsidiary thereof; or (b) that challenges, or that is intended to prevent, delay, make illegal or otherwise interfere with, the Merger or any of the other Contemplated Transactions.  To the Knowledge of Parent, except as set forth in the Parent SEC Documents, no event has occurred, and no claim, dispute or other condition or circumstance exists, that could reasonably be expected to give rise to or serve as a basis for the commencement of any such Legal Proceeding.  If any claim, dispute or Legal Proceeding is disclosed in the Parent SEC Documents, no such claim, dispute or Legal Proceeding could, if determined adversely to Parent or any Subsidiary party thereto, reasonably be expected to have or result in a Material Adverse Effect on Parent. There is no Order to which Parent or any Subsidiary thereof, or any of the assets owned or used by Parent or any Subsidiary thereof, is subject.  To the Knowledge of Parent, no officer or key employee of Parent or any Subsidiary thereof is subject to any Order that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of Parent or any Subsidiary thereof.

4.19 Product Liability; Recalls.  To the Parent’s Knowledge, there has been no accident, happening or event caused or allegedly caused by any defect in manufacture, design, materials or workmanship including any failure to warn or any breach of express or implied warranties or representations with respect to any Parent Product which has resulted in serious injury or death to any Person or material damage to or destruction of property or other material damages. Each Parent Product (a) is, and at all relevant times has been in material compliance with applicable Legal Requirements and (b) is, and at all relevant times has been, fit for the ordinary purposes for which it is intended to be used and conforms to any promises or affirmations of fact made in the warranty or on the label for such product or in connection with its sale, whether through advertising or otherwise, except in each case as would not individually or in the aggregate be material to the Parent and its Subsidiaries, taken together as a whole. To the Knowledge of the Parent, there is no design defect with respect to any Parent Product. Each Parent Product contains reasonable warnings, presented in a reasonably prominent manner, in accordance with applicable Legal Requirements material to the Parent and its Subsidiaries, taken together as a whole. There has been no product recall or post-sale warning conducted by the Parent or any Subsidiary thereof with respect to any Parent Product.

4.20 Customers and Suppliers. No material customer or supplier of Parent and its Subsidiaries, taken together as a whole, has indicated in writing within the past year that it will stop, or decrease the rate of, buying materials, products or services from or supplying materials, products or services to, as applicable, the Parent or any Subsidiary thereof.

4.21 Export Control Laws. Parent and each Subsidiary thereof has conducted its respective export transactions in accordance with all applicable provisions of United States export and re-export controls, including the Export Administration Act and Regulations, the Foreign Assets Control Regulations, the International Traffic in Arms Regulations and other controls administered by the United States Department of Commerce and/or the United States Department of State and all other applicable import/export controls in other countries in which the Company conducts business. Without limiting the foregoing: (a) Parent and each Subsidiary thereof has obtained all applicable export and import licenses, license exceptions and other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations and filings with any Governmental Body required for the export, import and re-export of Parent Products (collectively, “Parent Export Approvals”), (b) Parent and each Subsidiary thereof is in material compliance with the terms of all applicable Parent Export Approvals, (c) there are no pending or, to the Knowledge of Parent, threatened claims against Parent or any Subsidiary thereof with respect to such Parent Export Approvals, and (d) to the Parent’s Knowledge, there are no actions, conditions or circumstances pertaining to export transactions of Parent or any Subsidiary thereof that would reasonably be expected to give rise to any future claims.

4.22 Government Contracts. Neither Parent nor any Subsidiary thereof has been suspended or debarred from bidding on contracts or subcontracts with any Governmental Body; and no such suspension or debarment has been initiated or, to the Knowledge of the Parent, threatened.

4.23 No Prior Merger Sub Operations. Merger Sub is an entity newly formed for the purpose of participating in the Merger and is a wholly-owned subsidiary of Parent, and at no time before the Effective Time has the Merger Sub had assets (other than nominal assets contributed upon the formation of the Merger Sub) or business operations.

4.24 Financial Advisor  Except as set forth on Schedule 4.24, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of Parent or Merger Sub.

4.25 Full Disclosure.  To the actual Knowledge of the Parent, this Agreement (including the Schedules provided by the parties hereunder) does not, and none of the certificates referred to in Article 7 or the other Contracts delivered to the Key Stockholders or the Stockholder Representative in connection with the Contemplated Transactions will, (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained and to be contained herein and therein (in the light of the circumstances under which such representations, warranties and information were or will be made or provided) not false or misleading.

4.26 No Other Representations or Warranties.  EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS Article 4, EACH OF PARENT AND MERGER SUB HEREBY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT MADE OR INFORMATION COMMUNICATED (WHETHER ORALLY OR IN WRITING) TO THE COMPANY, THE STOCKHOLDER REPRESENTATIVE, ANY KEY STOCKHOLDER, ANY NON-DISSENTING STOCKHOLDER AND/OR ANY REPRESENTATIVE OF ANY OF THE FOREGOING (INCLUDING ANY OPINION, INFORMATION OR ADVICE, WHICH MAY HAVE BEEN PROVIDED TO ANY OF THE FOREGOING BY ANY DIRECTOR, MANAGER, OFFICER, EMPLOYEE, ACCOUNTING FIRM, LEGAL COUNSEL OR OTHER AGENT, CONSULTANT, OR REPRESENTATIVE OF THE PARENT OR MERGER SUB OR ANY RESPECTIVE AFFILIATE OF PARENT OR MERGER SUB). NEITHER PARENT NOR MERGER SUB MAKES  ANY REPRESENTATION OR WARRANTY TO THE COMPANY, THE STOCKHOLDER REPRESENTATIVE, ANY KEY STOCKHOLDER OR ANY NON-DISSENTING STOCKHOLDER EXCEPT AS CONTAINED IN THIS Article 4, AND ANY AND ALL STATEMENTS MADE OR INFORMATION COMMUNICATED BY PARENT OR MERGER SUB, OR ANY OF THEIR AFFILIATES OR REPRESENTATIVES OUTSIDE OF THIS AGREEMENT (INCLUDING BY WAY OF PROJECTIONS, DOCUMENTS PROVIDED IN RESPONSE TO THE COMPANY’S, THE STOCKHOLDER REPRESENTATIVE’S, ANY KEY STOCKHOLDER’S OR ANY NON-DISSENTING STOCKHOLDER’S DILIGENCE REQUESTS (INCLUDING ANY DOCUMENTS POSTED IN AN ELECTRONIC OR VIRTUAL DATA ROOM) AND ANY MANAGEMENT PRESENTATIONS PROVIDED OR OTHERWISE MADE AVAILABLE TO THE COMPANY, THE STOCKHOLDER REPRESENTATIVE, ANY KEY STOCKHOLDER OR ANY NON-DISSENTING STOCKHOLDER), WHETHER VERBALLY OR IN WRITING, ARE DEEMED TO HAVE BEEN SUPERSEDED BY THIS AGREEMENT, IT BEING INTENDED THAT NO SUCH PRIOR OR

CONTEMPORANEOUS STATEMENTS OR COMMUNICATIONS OUTSIDE OF THIS AGREEMENT SHALL SURVIVE THE EXECUTION AND DELIVERY HEREOF.

Article 5
COVENANTS OF THE PARTIES

5.1 Access and Investigation.  During the Pre-Closing Period, the Company shall:  (a) provide Parent and Parent’s Representatives with reasonable access to the Company and to all existing books, records, Tax Returns, work papers, Company Contracts and other documents and information relating to the Company; and (b) provide Parent and Parent’s Representatives with copies of such existing books, records, Tax Returns, work papers, Company Contracts and other documents and information relating to the Company, and with such additional financial, operating and other data and information regarding the Company, as Parent may reasonably request.  Without limiting the generality of the previous sentence, (i) within 15 days after the end of each calendar month during the Pre-Closing Period, the Company shall deliver to Parent (A) a consolidated balance sheet of the Company as of the last day of such calendar month, (B) a statement of income for such calendar month and for the period from January 1, 2017 through the end of such calendar month, and (C) a certificate executed on the Company’s behalf by the Company’s Chief Financial Officer confirming that such financial statements fairly present in all material respects the financial position of the Company as of the date thereof and the results of operations and cash flows of the Company for the periods covered thereby, and have been prepared in accordance with GAAP applied on a basis consistent with the basis on which the Company Financial Statements were prepared (except that, in the case of unaudited financial statements, such financial statements will not contain footnotes and will be subject to normal, immaterial, year-end audit adjustments), and (ii) during the Pre-Closing Period, the Company shall, permit Parent’s senior officers to meet with the controller and other officers of the Company responsible for the Company’s financial statements, the internal controls of the Company and the disclosure controls and procedures of the Company to discuss such matters as Parent may deem reasonably necessary or appropriate for Parent to satisfy its obligations under the Sarbanes-Oxley Act of 2002 and the rules and regulations relating thereto.

5.2 Operation of the Company’s Business.

(a) During the Pre-Closing Period:  (i) the Company shall use commercially reasonable efforts to conduct its business and operations (A) in the Ordinary Course of Business, and (B) in material compliance with all applicable Legal Requirements and the requirements of each Company Contract that constitutes a Material Contract; (ii) the Company shall use commercially reasonable efforts to preserve intact its current business organization, keeps available the services of its current officers and Key Employees and maintains its relations and goodwill with all material suppliers, customers, development partners, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with the Company; (iii) the Company shall keep in full force all insurance policies referred to in Section 2.21 and, if any such insurance policy is scheduled to expire during the Pre-Closing Period, the Company shall cause such insurance policy to be renewed or replaced (on terms and with coverage substantially equivalent to the terms and coverage of the expiring insurance policy) on or prior to the date of expiration of such insurance policy; (iv) the Company shall cause to be provided all notices, assurances and support required by any Company Contract relating to any Intellectual Property or Intellectual Property Right in order to ensure that no condition under such Company Contract occurs that could result in (A) any transfer or disclosure by the Company of the source code for any portion of the Company Software, or (B) a release from any escrow of any source code for any Company Software that has been deposited or is required to be deposited in escrow under the terms of such Company Contract; and (v) the Company shall promptly notify Parent of (A) any notice or other communication (in writing or otherwise) from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions, and (B) any Legal Proceeding commenced, or, to the Knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company.

(b) During the Pre-Closing Period, without the prior written consent of Parent (which shall not be unreasonably withheld, delayed or conditioned), the Company shall not:

(i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock, or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

(ii) other than pursuant to, or as disclosed in connection with, the Series D Offering, sell, issue, grant or authorize the sale, issuance or grant of (A) any capital stock or other security, (B) any option or right to acquire any capital stock or other security, or (C) any instrument convertible into or exchangeable for any capital stock or other security (except that the Company shall be permitted to issue Company Common Stock upon the exercise of outstanding Company Options or upon the conversion of outstanding Company Preferred Stock or upon the exercise of other outstanding warrants or other securities disclosed to Parent in writing prior to the date of this Agreement);

(iii) amend or waive any of its rights under any Contract evidencing any outstanding stock option or any restricted stock purchase agreement;

(iv) amend or permit the adoption of any amendment to its Organizational Documents, or effect or become a party to any Acquisition Transaction (other than pursuant to the Contemplated Transactions), recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

(v) form any subsidiary or acquire any equity interest or other interest in any other Entity;

(vi) make any capital expenditure except in accordance with the Company Budget;

(vii) prepay or accelerate the payment of any expense;

(viii) other than in the Ordinary Course of Business, enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any Material Contract, or amend or terminate, or waive or exercise any material right or remedy under, any Material Contract;

(ix) acquire, lease or license any right or other asset from any other Person, or sell or otherwise dispose of, or lease or license, any right or other asset to any other Person (except in each case for (A) immaterial assets acquired, leased, licensed or disposed of by the Company in the Ordinary Course of Business, and (B) licenses granted by the Company in the Ordinary Course of Business and without significant deviation from the terms set forth in the End User Licenses);

(x) lend money to any Person (except that the Company may make routine travel advances to employees in the Ordinary Course of Business not in excess of $10,000 in the aggregate), or incur or guarantee any Indebtedness;

(xi) establish, adopt or amend any employee benefit plan, pay any bonus (other than Transaction Bonuses) or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any Company Employee outside the Ordinary Course of Business;

(xii) hire any employee with an annual base salary in excess of $100,000, or promote any Company Employee except in order to fill a position vacated after the date of this Agreement;

(xiii) change any of its sales contract terms and conditions, pricing or discounting policies or practices, product return policies, product maintenance policies, service policies, product modification or upgrade policies, personnel policies or other business policies, or any of its methods of accounting or accounting practices in any respect;

(xiv) make any Tax election;

(xv) commence or settle any Legal Proceeding;

(xvi) enter into any material transaction or take any other material action outside the Ordinary Course of Business, other than as expressly permitted or contemplated pursuant to the terms hereof; or

(xvii) agree or commit to take any of the actions described in clauses “(i)” through “(xvi)” of this Section 5.2(b).

5.3 Operation of Parent’s Business.  During the Pre-Closing Period:  (i) Parent shall use, or cause any applicable Subsidiary thereof to use, commercially reasonable efforts to conduct its respective business and operations (A) in the Ordinary Course of Business, and (B) in material compliance with all applicable Legal Requirements and the requirements of each Parent Material Contract; and (ii) Parent shall promptly notify the Company of (A) any notice or other communication (in writing or otherwise) from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions, and (B) any Legal Proceeding commenced, or, to the Knowledge of Parent, threatened against, relating to or involving or otherwise affecting Parent or any Subsidiary thereof.

5.4 Notification; Updates to Schedule.

(a) Company Obligations.

(i) During the Pre-Closing Period, the Company shall promptly notify Parent in writing of: (i) the discovery by the Company of any event, condition, fact or circumstance that has caused or could reasonably be expected to cause, the failure of the Closing conditions set forth in Section 6.1 or Section 6.2; and (ii) any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Article 6 or Article 7 impossible or unlikely or that has had or could reasonably be expected to have or result in a Material Adverse Effect on the Company.

(ii) If any event, condition, fact or circumstance that is required to be disclosed pursuant to Section 5.4(a)(i) relates to an event, condition, fact or circumstance occurring after the date hereof but prior to the Closing Date (a “Company Interim Event”), then the Company shall promptly deliver to Parent a supplement Schedule specifying such Company Interim Event and identifying the applicable representations, warranties or covenants (each such supplement, a “Company Schedule Supplement”).  Parent shall be entitled to terminate this Agreement within five business days after delivery of any Company Schedule Supplement; provided, that if Parent does not so terminate this Agreement within five business days after delivery of a Company Schedule Supplement, then the Company Schedule Supplement and all Company Interim Events set forth therein shall be deemed to update the Schedules for all purposes under this Agreement and Parent Indemnitees shall be deemed to have irrevocably waived any and all rights to indemnification, as well as the ability to terminate this Agreement pursuant to Article 8, in each case, with respect to the subject matter of such Company Schedule Supplement.

(b) Parent Obligations.

(i) During the Pre-Closing Period, Parent shall promptly notify the Company in writing of: (i) the discovery by Parent of any event, condition, fact or circumstance that has caused or could reasonably be expected to cause, the failure of the Closing conditions set forth in Section 7.1 or Section 7.2; and (ii) any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Article 6 or Article 7 impossible or unlikely or that has had or could reasonably be expected to have or result in a Material Adverse Effect on Parent.

(ii) If any event, condition, fact or circumstance that is required to be disclosed pursuant to Section 5.4(b)(i) relates to an event, condition, fact or circumstance occurring after the date hereof but prior to the Closing Date (a “Parent Interim Event”), Parent shall promptly deliver to the Company a supplement Schedule specifying such Parent Interim Event and identifying the applicable representations, warranties or covenants (each such supplement, a “Parent Schedule Supplement”).  The Stockholder Representative shall be entitled to terminate this Agreement within five business days after delivery of any Parent Schedule Supplement; provided, that if the

Stockholder Representative does not so terminate this Agreement within five business days after delivery of a Parent Schedule Supplement, then the Parent Schedule Supplement and all Parent Interim Events set forth therein shall be deemed to update the Schedules for all purposes under this Agreement and Company Indemnitees shall be deemed to have irrevocably waived any and all rights to indemnification, as well as the ability to terminate this Agreement pursuant to Article 8, in each case, with respect to the subject matter of such Parent Schedule Supplement.

5.5 No Negotiation.  During the Pre-Closing Period, neither the Company nor any of the Key Stockholders shall (and the Company shall ensure that none of the Representatives of the Company shall), directly or indirectly: (a) solicit, facilitate or encourage the initiation of any inquiry, proposal or offer from any Person (other than Parent) relating to a possible Acquisition Transaction; (b) participate in any discussions or negotiations or enter into any Contract with, or provide any non-public information to, any Person (other than Parent or, with respect to the Contemplated Transactions, the Company’s current investors or their applicable Representatives) relating to or in connection with a possible Acquisition Transaction; or (c) accept any proposal or offer from any Person (other than Parent) relating to a possible Acquisition Transaction. The Company shall promptly notify Parent in writing of any inquiry, proposal or offer relating to a possible Acquisition Transaction (including to the extent any of the following is non-confidential: the identity of the Person making or submitting such inquiry, proposal or offer, and the terms thereof) that is received by or on behalf of the Company or any of the Key Stockholders during the Pre-Closing Period.

5.6 Restriction on Transfer.  Each Key Stockholder agrees that, during the Pre-Closing Period, such Key Stockholder shall not directly or indirectly sell or otherwise transfer or dispose of, or pledge or otherwise permit to be subject to any Encumbrance (other than Permitted Encumbrances), any shares of Company Capital Stock or any option, warrant or other right to acquire any other security of the Company.

5.7 Regulatory Approvals.

(a) Each of Parent and the Company shall use commercially reasonable efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed by such party with any Governmental Body with respect to the Merger and the other Contemplated Transactions, and to submit promptly any additional information requested by any such Governmental Body.  Parent and the Stockholder Representative shall work together in good faith with respect to any proceedings or negotiations with any Governmental Body relating to any of the foregoing, and no response shall be provided to the applicable Governmental Body without the other applicable party’s prior written consent, not to be unreasonably withheld, delayed or conditioned.

(b) Without limiting the generality of Section 5.7(a), but with the matters addressed in this Section 5.7(b) being governed only by the terms of this Section 5.7(b), from and after the Effective Time, Parent shall, or shall cause any Parent Affiliate (including the Surviving Corporation) and their respective licensees, transferees, successors and assigns to:

(i) file an application for Regulatory Approval with a Regulatory Authority for an IFU of a product that includes specifically EMG within the six (6) month period following the Closing Date; and

(ii) use Commercially Reasonable Efforts to prosecute such application for Regulatory Approval so as to cause the applicable to Regulatory Authority to issue such Regulatory Approval.

5.8 Written Consents; Information Statement.  As soon as practicable following the execution of this Agreement, each Key Stockholder shall execute and deliver to the Company a written consent approving the Merger and adopting this Agreement (a “Written Consent”), and each Key Stockholder agrees not to revoke or withdraw such Key Stockholder’s Written Consent and not to take any other action that is inconsistent with such Written Consent or that may have the effect of delaying or interfering with the Merger.  As promptly as practicable following the date of this Agreement, the Company shall prepare an information statement accurately describing this Agreement, the Merger, the other Contemplated Transactions and the provisions of Section 262 of the DGCL (the “Information Statement”), and shall deliver the Information Statement to those of its stockholders who did not execute Written Consents for the purpose of (a) informing them of the approval of the Merger and the adoption of this Agreement by the Key Stockholders and (b) soliciting additional Written Consents approving the Merger and adopting this Agreement.  The Information Statement shall include a statement to the effect that the board of directors of the Company unanimously recommends that the Company’s stockholders execute Written Consents approving the Merger and adopting this Agreement.

5.9 Public Announcements.  During the Pre-Closing Period, none of the Company, any Key Stockholder, Parent or Merger Sub shall (and the Company, on the one hand, shall not permit the Company or any Representative of the Company to, and Parent, on the other hand, shall not permit Parent, any Subsidiary thereof (including Merger Sub), or any Representative of Parent or any Subsidiary thereof (including Merger Sub) to) issue any press release or make any public statement regarding this Agreement or the Merger, or regarding any of the other Contemplated Transactions, without Parent’s prior written consent (in the case of any such action to be undertaken by the Company or any Representative thereof), or without the Stockholder Representative’s prior written consent (in the case of any such action to be undertaken by Parent, any Subsidiary thereof (including Merger Sub) or any Representative of Parent or any Subsidiary thereof), with such prior written consent, in each case, not to be unreasonably withheld, delayed or conditioned; provided, however, that Parent may, without the Stockholder Representative’s prior written consent, issue such press release or make such public statement as may be required by any Legal Requirement or the rules and regulations of its Principal Trading Market (provided, that Parent shall provide the Stockholder Representative at least 2 days’ prior written notice of any such release or statement and consider in good faith any comments made by the Stockholder Representative before such release or issuance).

5.10 Additional Agreements.

(a) Parent, Merger Sub, the Company and each Key Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other Contemplated Transactions.  Without limiting the generality of the foregoing, each party to this Agreement (i) shall make all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the Merger and the other Contemplated Transactions, and (ii) shall use commercially reasonable efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Merger or any of the other Contemplated Transactions.  Each of Parent and the Company shall promptly deliver to the other a copy of each such filing made, each such notice given and each such Consent obtained by such party during the Pre-Closing Period.

(b) Notwithstanding anything to the contrary contained in this Agreement, no party hereto shall have any obligation under this Agreement or otherwise: (i) to dispose of or transfer any assets, or to commit to cause any other party hereto to dispose of or transfer any assets; (ii) to discontinue offering any product or service, or to commit to cause any other party hereto to discontinue offering any product or service; (iii) to license or otherwise make available to any Person, any technology, software or other Intellectual Property or Intellectual Property Right, or to commit to cause any other party hereto to license or otherwise make available to any Person any technology, software or other Intellectual Property or Intellectual Property Right; (iv) to hold separate any assets or operations (either before or after the Closing Date), or to commit to cause any other party hereto to hold separate any assets or operations; (v) to make any commitment (to any Governmental Body or otherwise) regarding its future operations or the future operations of any other party hereto; or (vi) to contest any Legal Proceeding relating to the Merger.

5.11 Commercially Reasonable Efforts.  During the Pre-Closing Period, (a) the Company and the Key Stockholders shall use commercially reasonable efforts to cause the conditions set forth in Article 6 to be satisfied on a timely basis, and (b) Parent and Merger Sub shall use commercially reasonable efforts to cause the conditions set forth in Article 7 to be satisfied on a timely basis.

5.12 Termination of Agreements.  To the extent requested by Parent, the Company shall use commercially reasonable efforts to cause all warrants to purchase shares of Company Capital Stock to be exercised or terminated prior to the Effective Time in accordance with all of the terms of such warrants and all agreements relating thereto.

5.13 FIRPTA Matters.  At the Closing, (a) the Company shall deliver to Parent a statement (in such form as may be reasonably requested by counsel to Parent) conforming to the requirements of Section 1.897 - 2(h)(1)(i) of the United States Treasury Regulations, and (b) the Company shall deliver to the IRS the notification required under Section 1.897 - 2(h)(2) of the United States Treasury Regulations.

5.14 Termination of Option Plan.  The Company shall ensure that the Company Option Plan shall be terminated immediately prior to the Effective Time, unless Parent shall have delivered a written notice to the Company at or prior to the Closing requesting that such plan not be terminated.

5.15 Resignation of Officers and Directors.  The Company shall obtain and deliver to Parent at or prior to the Closing the resignation of each officer and director of the Company.

5.16 Release.

(a) Effective upon the Closing, the Parent, Merger Sub, the Company and the Surviving Corporation, on behalf of themselves and all Parent Indemnitees (collectively, “Releasing Parties”), hereby fully and irrevocably waives, releases and discharges forever the Stockholder Representative and each Company Equityholder (i) from whom Parent received a duly executed Release pursuant to Section 6.6(c) or (ii) from whom the Company or Parent received a duly executed Acknowledgment and Release Agreement, each Transaction Bonus Recipient from whom the Company received a duly executed Transaction Bonus Agreement, their respective affiliates (other than the Company) and each of their respective officers, directors, managers, partners, employees, Representatives, heirs, estates and agents (collectively, “Seller Released Parties”) from any Encumbrances, claims, demands, debts, accounts, covenants, Contracts, arrangements, promises, obligations, Damages, judgments, or liabilities of any kind, in law or equity, and causes of action of every kind and nature, or otherwise (including claims for Damages, costs, expenses, and attorneys’, brokers’, experts’ and accountants’ fees and expenses) which any Releasing Party has or may have against any Seller Released Party, whether known or unknown, suspected or unsuspected, and that now exist or may hereafter exist solely to the extent it has arisen or arises out of or relates to an action or event occurring or existing prior to the Closing (collectively, the “Released Claims”; provided, however, that nothing contained in this Section 5.16 will operate to release any obligations of any Company Equityholder or Transaction Bonus Recipient arising under this Agreement or any Transaction Document from and after the Effective Time.   It is the intention of the parties hereto that the release set forth in this Section 5.16 shall be effective as a full and final accord, satisfaction and release of all of the Released Claims.  In furtherance of this intention, each Releasing Party hereby acknowledges and agrees that the release of the Released Claims provided for in this Section 5.16 shall extend to any and all Released Claims, whether known or unknown, suspected or unsuspected, disclosed or undisclosed, legal or equitable, and expressly waives and relinquishes any right any Releasing Party may have under California Civil Code, Section 1542, which provides that:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Each Releasing Party expressly waives and releases any and all rights and benefits which it has or may have under California Civil Code, Section 1542, and any other similar law or rule in any other jurisdiction pertaining to the Released Claims.  Each Releasing Party acknowledges and agrees that any Releasing Party may later discover facts in addition to, or different from, those which it now knows or believes to be true as to the Released Claims or the subject matter of this Agreement, but it is the intention of each Releasing Party, through and in accordance with this Agreement and with the advice of counsel, to fully, finally and forever settle and release any and all Released Claims.  In furtherance of this intention, the releases of the Released Claims provided for under this Agreement shall be, and are to remain in effect as, full and complete releases of any and all Released Claims notwithstanding the discovery of any additional claims or facts relating to such releases.

(b) Parent, Merger Sub, the Company and the Surviving Corporation shall refrain, and shall cause their respective affiliates to refrain, from directly or indirectly asserting any Damages or commencing (or causing to be commenced) any action of any kind before any court, arbitrator or Governmental Body against any Seller Released Party based upon any Released Claim.

5.17 Directors’ and Officers’ Indemnification and Insurance.

(a) Parent agrees that all rights to indemnification and related rights to advancement of expenses on the part of each Person who is now, or has been at any time prior to the Closing, a director, manager or officer of the Company (collectively, the “Covered Persons”), including all such rights existing pursuant to any written agreement between any such Covered Person and the Company in effect as of the date hereof, applicable Delaware Legal Requirements or as provided in the Company’s Organizational Documents, shall survive the Merger and shall continue in full force and effect until ninety (90) days after the expiration of the longest applicable statute of limitation.  Parent agrees that from and after the Effective Time it shall (and shall cause the Surviving Corporation to) indemnify all such Covered Persons to the fullest extent permitted by such indemnity obligations with respect to all actual or alleged acts or omissions prior to the Effective Time.

(b) Except to the extent required by Legal Requirements, Parent shall, and shall cause the Surviving Corporation to, maintain the indemnification and exculpation provisions in the applicable Organizational Documents of the Surviving Corporation substantially in the form that they shall exist as of the Closing, which provisions shall not, except to the extent required by Legal Requirements, be amended, repealed or otherwise modified after the Effective Time in any manner that could adversely affect the rights thereunder of any Covered Person. In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or Person of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, Parent shall use commercially reasonable efforts to cause the successors and assigns of Parent or the Surviving Corporation, as the case may be, or at Parent’s option, Parent, shall assume the obligations set forth in this Section 5.17.

(c) Parent shall, or shall cause the Surviving Corporation to, maintain the Company’s existing directors’ and officers’ liability insurance or purchase so-called “tail” coverage for such directors’ and officers’ liability insurance, in each case covering Persons who are currently covered by such insurance on terms no less favorable than those in effect on the date hereof for a period of at least six (6) years after the Closing. Such tail coverage shall be procured at Closing and 50% of the costs of such coverage shall be a Transaction Expense.

(d) The provisions of Section 5.17 are intended to be for the benefit of, and enforceable by, each Covered Person and such Covered Person’s estate, heirs and representatives, and nothing herein shall affect any indemnification rights that any Covered Person or such Covered Person’s estate, heirs and representatives may have under any Organizational Documents of the Surviving Corporation, any Legal Requirement, any Contract or otherwise.

(e) The obligations of the Parent and the Surviving Corporation under Section 5.17(b) shall continue in full force and effect for a period commencing as of the Closing and ending as of the later of (i) the six (6) year anniversary of the Closing and (ii) the date that all applicable statute of limitation periods have expired for any claim or claims for which a Covered Person may be entitled to indemnification under Section 5.17; provided, that all rights to indemnification in respect of any claim for indemnification under Section 5.17 asserted or made within such period shall continue until the final disposition of such claim.

5.18 Taxes.

(a) Preparation of Tax Returns.

(i) Parent shall prepare (or cause to be prepared) all Tax Returns of the Company or the Surviving Corporation, as applicable, for all periods ending on or prior to the Closing Date that are first due after the Closing Date (other than any such Tax Returns which have already been filed on or before the Closing Date).  Such Tax Returns shall be prepared in a manner consistent with the past practices of the Company, except to the extent required by applicable Legal Requirement.  Parent shall provide the Stockholder Representative with a copy of any such Tax Return for its review at least twenty (20) business days prior to the date such Tax Return is due (after taking into consideration any extensions available).  Parent shall make revisions to any such Tax Return as reasonably requested by the Stockholder Representative in writing within ten (10) business days after its receipt of such Tax Return from Parent.  If there is a disagreement as to whether revisions requested by the Stockholder

Representative should be included in any such Tax Return, the disagreement shall be submitted to the Independent Accountant for resolution (the expenses of which shall be shared in a manner similar to that set forth in Section 1.10(b).  Parent shall timely file (after taking into consideration any extensions available) with the applicable Governmental Body such Tax Returns as finally prepared (including the resolution of the Independent Accountant, if applicable).  The provisions of this subsection (i) shall not apply to Straddle Period Tax Returns, which are governed by subsection (ii) below.

(ii) With respect to all taxable periods beginning on or before the Closing Date but ending after the Closing Date (each, a “Straddle Period”), Parent shall prepare (or cause to be prepared) all Tax Returns required by be filed with a Governmental Body by the Company or the Surviving Corporation, as applicable (each such Tax Return, a “Straddle Period Tax Return”).  Each such Straddle Period Tax Return shall be prepared in a manner consistent with past practices of the Company, except to the extent required by applicable Legal Requirement.  Parent shall provide the Stockholder Representative with a copy of any Straddle Period Tax Return for its review at least twenty (20) business days prior to the date such Straddle Period Tax Return is due (after taking into consideration any extensions available).  Parent shall make revisions to any such Tax Return as reasonably requested by the Stockholder Representative in writing within ten (10) business days after its receipt of such Tax Return from Parent.  If there is a disagreement as to whether revisions requested by the Stockholder Representative should be included in any such Tax Return, the disagreement shall be submitted to the Independent Accountant for resolution (the expenses of which shall be shared in a manner similar to that set forth in Section 1.10(b)).  Parent shall timely file (after taking into consideration any extensions available) with the applicable Governmental Body all Straddle Period Tax Returns as finally prepared (including the resolution of the Independent Accountant, if applicable).

(iii) The income Tax year of the Company shall end as of the close of business on the Closing Date and the Surviving Corporation shall join the consolidated federal income Tax group of which Parent is the parent on the day after the Closing Date. If the Company or the Surviving Corporation, as applicable, is permitted but not required under applicable state, local or foreign Tax Legal Requirement to treat the Closing Date as the last day of a taxable period, then the parties shall elect with the relevant Governmental Body to, or otherwise treat, that day as the last day of a taxable period.

(b) Amended Tax Returns/Refunds.

(i) Except  with the written consent of the Stockholder Representative, Parent shall not, nor shall it permit or cause any Parent Affiliate or the Company or the Surviving Corporation to, amend, file (including undertaking any voluntary disclosure or similar process), refile, revoke or otherwise modify any Tax Return or Tax election of the Company or the Surviving Corporation, as applicable, with respect to Tax periods that begin on or prior to the Closing Date, or that reasonably could be expected to affect Tax periods that begin on or prior to the Closing Date.

(ii) Except to the extent attributable to the carryback of losses, credits or other Tax assets from a taxable period beginning after the Closing Date, any refunds of Taxes and any interest thereon received in cash, or benefit of crediting an overpayment of Taxes and any interest thereon realized and resulting in actual Tax savings, with respect to the  Company or the Surviving Corporation, as applicable, with respect to Taxes that relate to a period (or a portion of a period) that ends on or prior to the Closing Date  shall be delivered to the Stockholder Representative (for further distribution to the Non-Dissenting Stockholders) within thirty (30) days of receipt of such cash refund or of the filing of such Tax Return that takes into consideration such overpayment.

(c) Cooperation.  The parties shall, and shall each cause their respective affiliates (including the Company) to, provide the other with such cooperation and information, as and to the extent reasonably requested, in connection with the filing of any Tax Return, determining liability for Taxes or the availability of a refund or credit of Taxes, or in conducting any audit or other proceeding with respect to Taxes.  Such cooperation and information shall include providing copies of all relevant portions of relevant Tax Returns and related documents, and making its employees available, to the extent reasonably requested.

(d) Transfer Taxes.  All transfer, sales, use, real property transfer, recording, documentary, stamp, registration, stock transfer and other similar Taxes and fees imposed in respect of the Contemplated Transactions shall be borne by Parent, and Parent (with the cooperation of the Stockholder Representative) shall file all Tax Returns and other documentation related thereto.

(e) Straddle Periods.  For purposes of this Agreement, in the case of any Straddle Period, the amount of any Taxes of the Company not based upon or measured by income or gain, proceeds, receipts or expenses (e.g., payroll Taxes) allocated to the portion of the period ending on the Closing Date will be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period.  The amount of any other Taxes for a Straddle Period that relate to the portion of the period ending on the Closing Date will be determined based on an interim closing of the books as of the close of business on the Closing Date, provided, however, that any item determined on an annual or periodic basis (such as deductions for depreciation or real estate Taxes) shall be apportioned on a daily basis.  Notwithstanding anything else in this Agreement, the parties agree that payments made with respect to Indebtedness and Transaction Expenses, to the extent such payments give rise to Tax deductions, Tax losses and Tax credits or otherwise may offset taxable income or Tax under applicable Legal Requirement, shall, to the maximum extent permitted by applicable Legal Requirement, be considered to arise in the taxable period (or portion thereof) ending on the Closing Date and the provisions of this Agreement shall be interpreted and applied in a manner consistent therewith.

(f) Closing Date Items/No 338 Election.  None of Parent, the Company, the Surviving Corporation or any of their respective affiliates shall cause or permit to be made any extraordinary transaction or event after the Closing on the Closing Date that would result in any increased Tax liability for which indemnification would be provided pursuant to this Agreement. None of Parent, the Company, the Surviving Corporation or any of their respective affiliates shall cause or permit to be filed any election under Section 338 or Section 336 of the Code in connection with the Merger.

(g) Mitigation.  The parties agree to use commercially reasonable efforts to obtain any certificate or other document from any Person as may be reasonably necessary to mitigate, reduce or eliminate any Tax that could otherwise be imposed with respect to the Company or the Surviving Corporation with respect to any taxable period or portion thereof ending on or before the Closing Date.

5.19 Employment Matters.

(a) Prior to the Closing Date (but subject to the occurrence of the Merger), the Company shall terminate the employment of Eugene Cattarina (the “Designated Employee”).  All costs and expenses related to such termination shall be borne by the Company.

(b) For all purposes (including purposes of eligibility, vesting and benefit accrual) under the employee benefit plans of the Parent, the Surviving Corporation and any of their respective affiliates providing benefits to any employee of the Company that becomes an employee of the Parent, the Surviving Corporation or any of their respective affiliates after the Closing (which , for clarity, shall exclude the Designated Employee) (any such employee, an “Employee” and such employee benefit plans, “Parent Plans”), each Employee shall be credited with his or her years of service with the Company before the Closing Date, to the same extent as such Employee was entitled before the Closing Date to credit for such service under any similar benefit plan of the Company in which such Employee participated or was eligible to participate immediately prior to the Closing Date and shall also be credited with and carry-over all vacation accrual earned while employed by the Company or its respective predecessors, as applicable; provided, that the foregoing shall not apply to the extent that its application would result in a duplication of benefits or the accrual of benefits under a defined benefit pension plan with respect to such Employee or such activities are not permitted under the applicable Parent Plan.  In addition, and without limiting the generality of the foregoing, but subject to the requirements of the applicable Parent Plan, (i) each Employee shall be immediately eligible to participate without any waiting time, in any and all Parent Plans to the extent coverage under such Parent Plans is comparable to any benefit plan of the Company in which the Employee participated immediately before the Closing Date and (ii) the Parent shall cause (A) to be waived all pre‑existing condition exclusion and similar limitations, eligibility waiting periods and evidence of insurability requirements under any Parent Plans to the extent waived or satisfied by such Employee under any benefit plan of the Company as of the

Closing Date, and (B) any covered expenses incurred on or before the Closing Date by any such Employee (or covered dependent thereof) to be taken into account for purposes of satisfying applicable deductible, coinsurance and maximum out‑of‑pocket provisions after the Closing Date under any applicable Parent Plan.

(c) Nothing in this Section 5.19 shall be construed to confer on any Person (including current and former employees or and other service providers to the Company), other than the parties hereto, their successors and permitted assigns, any benefit under or right to enforce the provisions of this Section 5.19, including any right to employment or continued employment for any period of time or any right to a particular term or condition of employment, or be construed as an amendment, waiver or creation of any benefit plan.  Nor does anything in this Section 5.19 limit the ability of the Parent, the Surviving Corporation or any affiliate of any of the foregoing to amend or terminate any benefit plan pursuant to its terms.

5.20 Principal Trading Market Listing.  In the time and manner required by the Principal Trading Market, Parent shall prepare and file with such Principal Trading Market an additional shares listing application covering all of the Shares, Note Shares and Warrant Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Shares, Note Shares and Warrant Shares to be approved for listing on the Principal Trading Market as promptly as possible thereafter.  Parent shall maintain the listing of the Shares, the Note Shares and the Warrant Shares on the Principal Trading Market.

5.21 Form D; Blue Sky.  Parent agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Non-Dissenting Stockholder.  Parent, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Non-Dissenting Stockholders under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Non-Dissenting Stockholder.

5.22 Reservation of Parent Common Stock.  Parent shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Parent Common Stock issuable upon exercise of the Notes, Warrants and Shares issuable hereunder (without taking into account any limitations on exercise of the Notes or Warrants set forth in the Notes and Warrants, respectively).

5.23 Stockholder Consent; Lock-Up.  Parent shall use its best efforts to obtain the consent of its stockholders required by the Principal Trading Market to issue the Warrant Shares, the Note Shares and the Second Milestone Share Amount (the “Required Parent Stockholder Consent”) as part of the next meeting of its stockholders (the “Stockholders Meeting”), which shall take place no later than May 17, 2018 (or no later than June 14, 2018 in the event the SEC reviews Parent’s proxy statement for soliciting the Required Parent Stockholder Consent) after the Effective Time (such date, the “Parent Stockholder Approval Outside Date”) hereof for the purpose of seeking approval of Parent’s stockholders for the Proposal.  Parent’s board of directors shall recommend to the Parent stockholders that the Proposal be approved and Parent shall solicit proxies form its stockholders in connection with the Proposal in the same manner as all other management proposals in proxy statements sent to Parent’s stockholders.  Parent shall cause all management-appointed proxyholders to vote their proxies in favor of the Proposal.  If Parent does not obtain the Required Parent Stockholder Consent at the stockholder first meeting held after the Effective Time, Parent shall call a stockholders meeting every four months thereafter to seek the Required Parent Stockholder Consent until the date the Required Parent Stockholder Consent is obtained.  Until the Required Parent Stockholder Consent has been obtained, Parent will not, without the prior written consent of the Stockholder Representative, (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock (whether newly issued shares or treasury shares) or any securities convertible into or exercisable or exchangeable for shares of Parent Common Stock, other than (i) the Shares to be issued hereunder; (ii) any shares Parent Common Stock issued upon the exercise or conversion of any currently outstanding options, warrants, rights or convertible securities (but only to the extent exercisable or convertible at the time of such exercise or conversion); (iii) any options, restricted shares or restricted stock units of Parent Common Stock granted as equity compensation to employees, directors and consultants, consistent with the Parent’s past practices, provided that such options, restricted shares or restricted stock units are either unvested or ineligible to vote at the Stockholders Meeting; or (iv) any warrants or shares of preferred stock of Parent (but excluding Parent

Common Stock issuable upon the exercise of such warrants or the conversion of such shares of preferred stock, as applicable) issued in connection with any warrant exercise or preferred financing of Parent contemplated as of the date hereof; (b) modify, amend or waive the terms of any outstanding securities convertible into or exercisable or exchangeable for shares of Parent Common Stock in a manner which would have the effect of accelerating the time such securities are convertible, exercisable or exchangeable or otherwise allowing such securities to be converted, exercised or exchanged prior to the receipt of the Required Parent Stockholder Consent even though the terms of such securities on the date hereof would not allow such conversion, exercise or exchange.

5.24 Cancellation of Excluded Warrants. By executing and delivering this Agreement, the Company and each Excluded Warrantholder (by virtue of executing and delivering this Agreement in such Excluded Warrantholder’s capacity as a Key Stockholder), hereby agree that, effective as of immediately prior to the Effective Time (but subject to the occurrence of the Merger), each Excluded Warrant held by and between the Company and each Excluded Warrantholder, as applicable, are automatically cancelled, voided and shall be of no further force and effect without any further action on the part of the Company or such Excluded Warrantholder and without additional consideration of any kind.

Article 6
CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB

The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the Contemplated Transactions are subject to the satisfaction (or waiver by Parent), at or prior to the Closing, of each of the following conditions:

6.1 Accuracy of Representations.  The representations and warranties in Article 2 and Article 3 of this Agreement shall have been accurate in all material respects as of the date of this Agreement (without giving effect to any materiality qualifications or similar qualifications contained or incorporated directly or indirectly in such representations and warranties), and shall be accurate in all material respects as of the Closing Date as if made on the Closing Date (without giving effect to any materiality qualifications or similar qualifications contained or incorporated directly or indirectly in such representations and warranties).

6.2 Performance of Covenants.  Each of the covenants and obligations that the Company and the Key Stockholders are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

6.3 Stockholder Approval.  The Merger shall have been duly approved and this Agreement shall have been duly adopted by the Required Company Stockholder Vote.  The number of shares of Company Common Stock that are Dissenting Shares shall be less than 2% of the number of shares of Company Common Stock outstanding immediately prior to the Closing and no shares of Company Preferred Stock shall be Dissenting Shares.  All of the Key Stockholders, in their capacities as stockholders of the Company, shall have executed Written Consents.

6.4 Consents.  All Consents required to be obtained in connection with the Merger and the other Contemplated Transactions set forth in Item No. 1 on Schedule 2.5 shall have been obtained and shall be in full force and effect.

6.5 No Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any Material Adverse Effect on the Company.

6.6 Agreements and Documents.  Parent shall have received the following agreements and documents, each of which shall be in full force and effect:

(a) an employment agreement for each Key Employee, in substantially the form agreed to between Parent and such Key Employee, executed by such Key Employee;

(b) [Reserved];

(c) a Release substantially in the form of Exhibit H, dated as of the Closing Date, executed by each Key Stockholder (each, a “Release”);

(d) [Reserved];

(e) the statement referred to in Section 5.13, executed on behalf of the Company;

(f) a certificate executed on behalf of the Company by the Chief Financial Officer of the Company setting forth the Aggregate Transaction Expense Amount, accompanied by detailed supporting documentation reasonably satisfactory to Parent;

(g) a certificate, executed on behalf of the Company by an officer of the Company, containing the representation and warranty of the Company that the conditions set forth in Sections 6.1 (as it relates to the representations and warranties of the Company), 6.2 (as it relates to the covenants and obligations of the Company) and 6.5 have been duly satisfied;

(h) a certificate, executed by the Key Stockholders, certifying that the conditions set forth in Sections 6.1 (as it relates to the representations and warranties of such Key Stockholder) and 6.2 (as it relates to the covenants and obligations of such Key Stockholder) have been duly satisfied (the “Key Stockholder Certificate”);

(i) written resignations of all officers and directors of the Company, effective as of the Effective Time;

(j) the Certificate of Merger, executed by the Company;

(k) certified by the Secretary of the Company, a copy of the resolutions of the board of directors of the Company approving this Agreement, the Merger and the transactions contemplated hereby; and

(l) such other documents as may be reasonably requested by Parent.

6.7 FIRPTA Compliance.  The Company shall have filed with the IRS the notification referred to in Section 5.13.

6.8 No Restraints.  No Order preventing the consummation of the Merger shall have been issued by any Governmental Body and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

6.9 No Legal Proceedings.  No Person shall have commenced or threatened to commence any Legal Proceeding: (a) seeking the recovery of a material amount of Damages in connection with the Merger; (b) seeking to prohibit or limit the exercise by Parent of any material right pertaining to its ownership of stock of Merger Sub or the Surviving Corporation; or (c) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other Contemplated Transactions.

6.10 Termination of Option Plan.  If required by Section 5.14, the Company shall have provided Parent with evidence reasonably satisfactory to Parent as to the termination of the Company Option Plan.

6.11 No Warrants.  The Company shall have provided Parent with evidence, reasonably satisfactory to Parent, as to the exercise or termination of all warrants and other rights to purchase shares of Company Capital Stock (other than Company Options).

6.12 Effect of Waiver.  To the extent that any condition set forth in this Article 6 is not satisfied, and if such failure is either (a) waived by Parent or (b) the Company and the Parent elect to consummate the Merger notwithstanding such failure, then no party hereto shall have any liability whatsoever to the other parties hereto, their affiliates or any of their respective equity holders, officers, directors, managers or representatives, for the failure of such condition to be satisfied, in whole or in part.

Article 7
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

The obligation of the Company and each Key Stockholder to effect the Merger and otherwise consummate the Contemplated Transactions is subject to the satisfaction (or waiver by the Company), at or prior to the Closing, of the following conditions:

7.1 Accuracy of Representations.  The representations and warranties in Article 4 of this Agreement shall have been accurate in all material respects as of the date of this Agreement (without giving effect to any materiality qualifications or similar qualifications contained or incorporated directly or indirectly in such representations and warranties), and shall be accurate in all material respects as of the Closing Date as if made on the Closing Date (without giving effect to any materiality qualifications or similar qualifications contained or incorporated directly or indirectly in such representations and warranties).

7.2 Performance of Covenants.  All of the covenants and obligations that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

7.3 No Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any Material Adverse Effect on Parent.

7.4 Consents.  All Consents required to be obtained in connection with the Merger and the other Contemplated Transactions set forth in Item Nos. 1, 2 and 4 on Schedule 4.4 shall have been obtained and shall be in full force and effect.

7.5 Agreements and Documents.  The Company shall have received the following agreements and documents, each of which shall be in full force and effect:

(a) an employment agreement for each Key Employee in substantially the form agreed to between Parent and such Key Employee, executed by Parent and such Key Employee;

(b) a Registration Rights Agreement, substantially in the form of Exhibit I, executed by Parent;

(c) a certificate, executed on behalf of Parent, by an executive officer of Parent, certifying that the conditions set forth in Sections 7.1 (as it relates to the representations and warranties of Parent), 7.2 (as it relates to the covenants and obligations of Parent), and 7.3 have been duly satisfied;

(d) a certificate, executed on behalf of Merger Sub, by an executive officer of Merger Sub, certifying that the conditions set forth in Sections 7.1 (as it relates to the representations and warranties of Merger Sub) and 7.2 (as it relates to the covenants and obligations of Merger Sub) have been duly satisfied;

(e) the Certificate of Merger, executed by Merger Sub;

(f) to each Company Equityholder that, with respect to Non-Dissenting Stockholders, has duly executed and delivered a Letter of Transmittal in accordance with the terms thereof, such Company Equityholder’s (i) Note, (ii) Warrant, and (iii) certificates representing all of the applicable shares of Parent Common Stock comprising the Closing Stock Consideration Share Amount, in each case, to which such Company Equityholder is entitled pursuant to the terms hereof;

(g) certified by the Secretary of Parent, a copy of the written resolutions duly-adopted by the board of directors of Parent (i) approving this Agreement, the Merger and the Contemplated Transactions and (ii) appointing James L.L. Tullis to the board of directors of Parent, effective as of the Effective Time;

(h) certified by the Secretary of Merger Sub, a copy of (i) the written consent of the board of directors of Merger Sub approving this Agreement, the Merger and the transactions contemplated hereby, and (ii) the written consent of the sole stockholder of Merger Sub approving this Agreement, the Merger and the transactions contemplated hereby;

(i) Support Agreements, duly executed by the stockholders of Parent holding in the aggregate a number of shares of capital stock sufficient to provide the Required Parent Stockholder Consent, substantially in the form of Exhibit F (“Support Agreements”);

(j) such other documents as may be reasonably requested by the Stockholder Representative.

7.6 No Restraints.  No Order preventing the consummation of the Merger shall have been issued by any Governmental Body and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

7.7 Listing.  The Nasdaq Global Select Market shall have approved the listing of additional shares application for the Shares, the Warrant Shares and the Note Shares.

7.8 No Suspensions of Trading in Common Stock.  The Parent Common Stock shall not have been suspended, as of the Closing Date, by the SEC or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the SEC or the Principal Trading Market have been threatened, as of the Closing Date, either (a) in writing by the SEC or the Principal Trading Market or (b) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

7.9 Payment and Issuance of Closing Merger Consideration.  Parent shall have made, or caused to have made, all applicable payments and issuances of the Closing Merger Consideration.

7.10 Effect of Waiver.  To the extent that any condition set forth in this Article 7 is not satisfied, and if such failure is either (a) waived by the Company or (b) the Company and the Parent elect to consummate the Merger notwithstanding such failure, then no party hereto shall have any liability whatsoever to the other parties hereto, their affiliates or any of their respective equity holders, officers, directors, managers or representatives, for the failure of such condition to be satisfied, in whole or in part.

Article 8
TERMINATION

8.1 Termination Events.  This Agreement may be terminated prior to the Closing:

(a) by the mutual consent of Parent and the Company;

(b) by Parent if the Closing has not taken place on or before ninety (90) days following the date hereof (the “End Date”) (other than as a result of any failure on the part of Parent or Merger Sub to comply with or perform any covenant or obligation of Parent or Merger Sub, respectively, set forth in this Agreement or in any other agreement or instrument delivered to the Company or any Key Stockholder);

(c) by the Company if the Closing has not taken place on or before the End Date (other than as a result of the failure on the part of the Company or any of the Key Stockholders to comply with or perform any covenant or obligation of the Company or any of the Key Stockholders set forth in this Agreement or in any other agreement or instrument delivered to Parent);

(d) by Parent if (i) any representation or warranty of the Company or any Key Stockholder contained in this Agreement shall be inaccurate or shall have been breached, which such inaccuracy or breach would give rise to the failure of the Closing condition in Section 6.1, and such inaccuracy or breach, if curable by the Company or such Key Stockholder through the use of commercially reasonable efforts during the 30-day period after Parent notifies the Company in writing of the existence of such inaccuracy or breach (the “Company Cure Period”), remains uncured as of the expiration of the Company Cure Period, or (ii) the Company or any Key Stockholder shall have breached any of the Parent’s or such Key Stockholder’s covenants or agreements contained in this Agreement to be complied with or performed at or prior to the Closing, which breach would give rise to the failure of the Closing condition in Section 6.2, and such breach, if curable by the Company or such Key Stockholder through the use of commercially reasonable efforts during the Company Cure Period, remains uncured as of the expiration of the Company Cure Period;

(e) by the Company if (i) any representation or warranty of the Parent or Merger Sub contained in this Agreement shall be inaccurate or shall have been breached, which such inaccuracy or breach would give rise to the failure of the Closing condition in Section 7.1, and such inaccuracy or breach, if curable by Parent or Merger Sub through the use of commercially reasonable efforts during the 30-day period after the Company notifies Parent in writing of the existence of such inaccuracy or breach (the “Parent Cure Period”), remains uncured as of the expiration of the Parent Cure Period, or (ii) Parent or Merger Sub shall have breached any of Parent’s or Merger Sub’s covenants or agreements contained in this Agreement to be complied with or performed at or prior to the Closing, which breach would give rise to the failure of the Closing condition in Section 7.2, and such breach, if curable by Parent or Merger Sub through the use of commercially reasonable efforts during the Parent Cure Period, remains uncured as of the expiration of the Parent Cure Period;

(f) by Parent if there shall have occurred any Material Adverse Effect on the Company;

(g) by the Company if there shall have occurred any Material Adverse Effect on the Parent;

(h) by either Parent or the Company if a Governmental Body shall have issued a final and nonappealable Order, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

(i) by Parent if the Required Company Stockholder Vote is not obtained prior to the End Date.

8.2 Termination Procedures.  If a party wishes to terminate this Agreement pursuant to Section 8.1, then such party shall deliver to the other parties to this Agreement a written notice stating that such party is terminating this Agreement and setting forth a brief description of the basis on which such party is terminating this Agreement.

8.3 Effect of Termination.  If this Agreement is terminated pursuant to Section 8.1, all further obligations of the parties under this Agreement shall terminate; provided, however, that: (a) subject to Sections 5.4(a)(ii) and 5.4(b)(ii), none of the Company or Parent shall be relieved of any obligation or liability arising from any prior intentional or willful breach by such party of any representation, warranty, covenant, or obligation contained in this Agreement; and (b) the parties shall, in all events, remain bound by and continue to be subject to the provisions set forth in Section 5.9 and Article 10.

Article 9
INDEMNIFICATION, ETC.

9.1 Survival of Representations, Sole Remedy.

(a) The representations and warranties of (i) the Company and the Key Stockholders set forth in this Agreement (including the representations and warranties set forth in Article 2 and Article 3, as certified in accordance with Article 6), and (ii) Parent and Merger Sub set forth in this Agreement (including the representations and warranties set forth in Article 4, as certified in accordance with Article 7) shall survive the Closing and expire on the Expiration Date.  All covenants and agreements of the Company, the Key Stockholders, Parent, Merger Sub and the Surviving Corporation shall survive and continue in accordance with their terms until performance (or until the applicable statute of limitations has expired, if no term for performance is satisfied) (each survival period set forth in this Section 9.1(a), a “Survival Period”).  Notwithstanding anything to the contrary set forth in this Section 9.1(a), if, at any time on or prior to the expiration of the applicable Survival Period, any Indemnitee (acting in good faith) delivers to the applicable Indemnifying Party a Notice of Indemnification Claim alleging the existence of a possible inaccuracy in or a breach of any representation, warranty, covenant or agreement, and asserting a claim for recovery under this Article 9 based on such possible inaccuracy or breach, then the claim asserted in such Notice of Indemnification Claim shall survive until such time as such claim is fully and finally resolved.

(b) The remedies set forth in this Article 9 shall be the sole and exclusive remedies of any Indemnitee from and after the Effective Time with respect to any and all matters covered by this Agreement or any certificate delivered at Closing by or on behalf of any party hereto, or the negotiation, execution or performance of this Agreement or any certificate delivered at Closing by or on behalf of any party hereto, or the Contemplated Transactions, except, in each case, for (i) claims arising out of or resulting from Fraud and (ii) the remedies of injunctive relief or other equitable remedy.  From and after the Effective Time, no Person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, with respect to any and all matters covered by this Agreement or any certificate delivered at Closing by or on behalf of any party hereto, or the negotiation, execution or performance of this Agreement, any certificate delivered at Closing by or on behalf of any party hereto, or the Contemplated Transactions, it being irrevocably agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the parties to the fullest extent permitted by applicable Legal Requirements.  Except with respect to (i) claims arising out of or resulting from Fraud and (ii) the remedies of injunctive relief or other equitable remedy, from and after the Effective Time, each party hereto, on behalf of itself and its affiliates and their respective directors, managers, equity holders, officers, employees, successors, assigns, estates and heirs, covenants and agrees not to bring any legal, equitable, administrative, legislative or adversarial claim, cause of action, suit or proceeding of any kind or nature (whether at law or in equity, in contract, tort or otherwise) against any other party hereto (or affiliate thereof) that in any way allegedly or actually arises from, or relates to, directly or indirectly, this Agreement, any certificate delivered at Closing by or on behalf of any party hereto and/or the negotiation, execution or performance of this Agreement, any certificate delivered at Closing by or on behalf of any party hereto or the Contemplated Transactions, other than pursuant to and in accordance with the remedies provided for in this Article 9, and each such party, on behalf of itself, its affiliates and their respective directors, managers, equity holders, officers, employees, successors, assigns, estates and heirs, further covenants and agrees that this Section 9.1(b) is a bar to any such claim, cause of action, suit or proceeding.  The provisions of this Article 9 (including this Section 9.1(b)) were specifically bargained for among the parties and were relied on and taken into account by the parties in arriving at the aggregate Merger Consideration and the terms and conditions of this Agreement and the Contemplated Transactions.

9.2 Indemnification of Parent Indemnitees.

(a) Without limiting the rights of any Parent Indemnitee under Section 9.2(b), but subject to the applicable limitations set forth in this Article 9, from and after the Effective Time, each Equityholder Indemnifying Party shall, severally in proportion to such Equityholder Indemnifying Party’s Indemnity Pro Rata Percentage, and not jointly, hold harmless and indemnify each of the Parent Indemnitees from and against, any Damages that are suffered or incurred by any of the Parent Indemnitees (regardless of whether or not such Damages relate to any third-party claim) and which arise from or as a result of, or are connected with:

(i) any inaccuracy in or breach of any representation or warranty set forth in Article 2 (provided, however, that for purposes of determining the amount of Damages that are the subject matter of any claim for indemnification hereunder, each representation and warranty in Article 2 (other than (A) the first sentence of Section 2.8(b), (B) Section 2.9(a), (C) Section 2.14(a)(xviii), (D) the third sentence of Section 2.23, (E) applicability of the defined term “Material Contract(s)” and (F) “listing representations” calling or the disclosure of information in the Schedules) shall be read without giving effect to any materiality qualification contained in such representation or warranty);

(ii) any breach of any covenant or obligation of the Company under this Agreement;

(iii) any valid claim asserted by any Person who held or claims to have held, stock, options, warrants, convertible notes or other equity securities of the Company prior to Closing relating to or arising from events, facts or circumstances existing prior to Closing that is based upon such Person’s ownership or rights of ownership in any stock, options, warrants, convertible notes or other equity securities of the Company;

(iv) any Transaction Expenses, if not otherwise taken into account in determining the Merger Consideration;

(v) any errors, omissions, misstatements, miscalculations or mistakes in, or claims by any Person to any portion of the Merger Consideration that is not reflected on, the Consideration Spreadsheet;

(vi) (A) all income Taxes (or the non-payment thereof) of the Company for all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date (“Pre-Closing Tax Period”), (B) any and all income Taxes of any member of an affiliated, consolidated, combined, or unitary group of which the Company is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local, or non-U.S. law or regulation, and (C) any and all income Taxes of any person (other than the Company) imposed on the Company as a transferee or successor, by contract or pursuant to any law, rule or regulation, which Taxes (x) arise from an event or transaction occurring before the Closing and (y) are with respect to a Pre-Closing Tax Period; or

(vii) any Legal Proceeding initiated by a third party relating to any of the foregoing.

(b) Without limiting the rights of any Parent Indemnitee under Section 9.2(a), but subject to the applicable limitations set forth in this Article 9, from and after the Effective Time, each Key Stockholder shall, severally in proportion to such Key Stockholder’s Indemnity Pro Rata Percentage, and not jointly with any other Key Stockholder, hold harmless and indemnify each of the Parent Indemnitees from and against any Damages that are suffered or incurred by any of the Parent Indemnitees (regardless of whether or not such Damages relate to any third party claim) and that arise from or as a result of, or are connected with:

(i) any inaccuracy in or breach of any representation or warranty of such Key Stockholder set forth in Article 3 (provided, however, that for purposes of determining the amount of Damages that are the subject matter of any claim for indemnification hereunder, each representation and warranty in Article 3 shall be read without giving effect to any materiality qualification contained in such representation or warranty);

(ii) any breach of any covenant or obligation of such Key Stockholder under this Agreement; or

(iii) any Legal Proceeding initiated by a third party relating to any of the foregoing.

(c) The parties acknowledge and agree that, if the Surviving Corporation suffers, incurs or otherwise becomes subject to any Damages as a result of or in connection with any inaccuracy in or breach of any representation, warranty, covenant or obligation by the Company or any of the Key Stockholders, then (without limiting any of the rights of the Surviving Corporation as an Indemnitee) Parent shall also be deemed, by virtue of its ownership of the stock of the Surviving Corporation, to have incurred Damages as a result of and in connection with such inaccuracy or breach (it being understood that any Damages suffered or incurred by the Surviving Corporation shall be recoverable under this Article 9 by either Parent or the Surviving Corporation, but not both of them).

9.3 Indemnification of Equityholder Indemnitees.

(a) Subject to the applicable limitations set forth in this Article 9, from and after the Effective Time, the Parent and the Surviving Corporation (each, a “Parent Indemnifying Party”) shall, jointly and severally, hold harmless and indemnify each of the Equityholder Indemnitees from and against, any Damages that are suffered or incurred by any of the Equityholder Indemnitees (regardless of whether or not such Damages relate to any third-party claim) and which arise from or as a result of, or are connected with:

(i) any inaccuracy in or breach of any representation or warranty set forth in Article 4 (provided, however, that for purposes of determining the amount of Damages that are the subject matter of any claim for indemnification hereunder, each representation and warranty in Article 4 (other than  (A) the last sentence of Section 4.6(b), (B) uses and applicability of the defined term “Parent Material Contract(s)” and (C) all “listing representations” calling for the disclosure of information in the Schedules) shall be read without giving effect to any materiality qualification contained in such representation or warranty);

(ii) any breach of any covenant or obligation of the Parent or the Surviving Corporation under this Agreement; or

(iii) any Legal Proceeding initiated by a third party relating to any of the foregoing.

9.4 Certain Limitations.

(a) Applicability of Basket.

(i) In addition to the other limitations set forth in this Article 9, no Parent Indemnitee shall be entitled to recover any Damages for which such Parent Indemnitees may be entitled pursuant to Section 9.2(a) and/or Section 9.2(b) until such time as and only to the extent that the total amount of all such indemnifiable Damages that have been suffered or incurred by any one or more of the Parent Indemnitees exceeds in the aggregate $300,000 (the “Basket”), and thereafter, Parent Indemnitees shall be entitled to recover Damages from the first dollar, subject to the other limitations of this Article 9; provided, however, the Basket shall not apply to any claim for indemnification pursuant to Section 9.2(a)(ii).

(ii) In addition to the other limitations set forth in this Article 9, no Equityholder Indemnitee shall be entitled to recover any Damages for which such Equityholder Indemnitees may be entitled pursuant to Section 9.3(a) until such time as and only to the extent that the total amount of all such indemnifiable Damages that have been suffered or incurred by any one or more of the Parent Indemnitees exceeds the Basket, and thereafter, Equityholder Indemnitees shall be entitled to recover Damages from the first dollar, subject to the other limitations of this Article 9; provided, however, the Basket shall not apply to any claim for indemnification pursuant to Section 9.3(a)(ii).

(b) Applicability of Cap.

(i) In addition to the other limitations of this Article 9, Parent Indemnitees shall not be entitled to recover any Damages for which such Parent Indemnitees may be entitled pursuant to Section 9.2(a) and/or Section 9.2(b) in an amount exceeding the Cap, and, with respect to Parent Indemnitees’ recovery rights against any particular Equityholder Indemnifying Party, recourse to such Equityholder Indemnifying Party’s applicable Note pursuant to Section 9.7 shall be the Parent Indemnitees’ sole and exclusive remedy for such Damages; provided, however, neither the Cap nor the Parent Indemnitees’ exclusive remedy of offset to the applicable Note shall apply to any claim for indemnification pursuant to Section 9.2(a)(ii).

(ii) In addition to the other limitations of this Article 9, Equityholder Indemnitees shall not be entitled to recover any Damages for which such Equityholder Indemnitees may be entitled pursuant to Section 9.3(a) in an amount exceeding the Cap, and, with respect to Equityholder Indemnitees’ recovery rights, addition to the principal amount of such Equityholder Indemnitee’s applicable Note pursuant to Section 9.7 shall be the Equityholder Indemnitees’ sole and exclusive remedy for such Damages; provided, however, neither the Cap nor the Equityholder Indemnitees’ exclusive remedy of addition to the applicable Note shall apply to any claim for indemnification pursuant to Section 9.3(a)(ii).

(c) Notwithstanding anything else in this Agreement, Damages shall not include (i) any Tax of the Company or the Surviving Corporation with respect to taxable periods or portions thereof beginning after the Closing Date or (ii) any limitation or diminution of or on any Tax attribute of the Company or the Surviving Corporation.

(d) Notwithstanding any other provision herein to the contrary, the amount of Damages that any Indemnitee may recover for indemnification pursuant to this Agreement shall be offset, on a dollar for dollar basis, net of any Taxes thereon and any costs incurred by any Indemnitees in seeking collection thereof and premium increases resulting therefrom, against any amounts received by such Indemnitee (or its affiliates) in respect of the Damages forming the basis of such claim for recovery from a third party pursuant to any indemnification or other similar right or any applicable insurance policy. Each party hereby agrees to use all commercially reasonable efforts to claim for and obtain recovery of any such available insurance, indemnification, contribution or similar payment.  If any Indemnitee receives such amount from such third party subsequent to a recovery for indemnification under this Agreement, the applicable Indemnitee will promptly remit such offset amount to the indemnifying parties hereunder.

(e) Notwithstanding any other provision herein to the contrary, Damages shall not include any matter that is taken into consideration and included in the determination of the Closing adjustments pursuant to Section 1.10(a) or the post-Closing adjustments pursuant to Section 1.10(b).

(f) Notwithstanding any other provision herein to the contrary, no Equityholder Indemnifying Party, on the one hand, or the Parent or the Surviving Corporation, on the other hand, shall be required to indemnify, defend or hold harmless any Parent Indemnitee or Equityholder Indemnitee, as applicable, against or reimburse any Parent Indemnitee or Equityholder Indemnitee, as applicable, for any Damages to the extent any Parent Indemnitee or Equityholder Indemnitee, as applicable, has been indemnified or reimbursed for such amount under any other provision of this Agreement or any other agreement with any Equityholder Indemnifying Party, on the one hand, or Parent or the Surviving Corporation, on the other hand, in respect of the same subject matter.

9.5 No Contribution.

(a) Subject to the rights of the Covered Persons pursuant to Section 5.17, each Equityholder Indemnifying Party waives, and acknowledges and agrees that such Equityholder Indemnifying Party shall not have and shall not exercise or assert (or attempt to exercise or assert), and shall cause their affiliates and their respective Representatives not to assert, any right of contribution, right of indemnity or other right or remedy against Parent or against the Surviving Corporation in connection with any indemnification obligation or any other liability to which such Equityholder Indemnifying Party may become subject under or in connection with this Agreement.

(b) Each of Parent and the Surviving Corporation waives, and acknowledges and agrees that each of them shall not have and shall not exercise or assert (or attempt to exercise or assert), and shall cause their affiliates and their respective Representatives not to assert, any right of contribution, right of indemnity or other right or remedy against any Equityholder Indemnitee in connection with any indemnification obligation or any other liability to which such Parent, the Surviving Corporation or any affiliate thereof may become subject under or in connection with this Agreement

9.6 Defense of Third Party Claims.  In the event of the assertion or commencement by any Person of any claim or Legal Proceeding with respect to which any Indemnitee may be entitled to be indemnified pursuant to this Article 9 (each, a “Third Party Claim”), the following shall apply:

(a) The applicable Indemnitee shall promptly notify (such notice, the “Third Party Claim Notice”) the Stockholder Representative (in the case of indemnification sought by a Parent Indemnitee) or the Parent (in the case of indemnification sought by an Equityholder Indemnitee) after such Indemnitee receives written notice of such Third Party Claim (it being understood that any failure by any Indemnitee to so notify shall have no effect on such Indemnitee’s ability to recover Damages pursuant to this Article 9, except to the extent that the applicable Indemnifying Party is prejudiced thereby; provided that such Third Party Claim Notice has been delivered within the applicable Survival Period for such claim).  Such Third Party Claim Notice shall describe in reasonable detail the facts giving rise or that could reasonably be expected to give rise to the claim for indemnification hereunder that is the subject of the Third Party Claim Notice, the amount and the method of computation of the amount of such claim, a reference to the provision of this Agreement upon which such claim is based and all material documentation relevant to the claim described in the Third Party Claim Notice.  The Indemnifying Party, at its sole expense, shall have the right, at its election, to proceed with the defense of such Third Party Claim on its own with counsel reasonably acceptable to the applicable Indemnitee; provided, that the Indemnitee may participate in such defense through counsel chosen by such Indemnitee and paid at its own expense.  If the Indemnifying Party so proceeds with the defense of any such Third Party Claim, then the applicable Indemnitee shall make available to the Indemnifying Party any documents and materials that the Indemnifying Party determines in good faith may be necessary to the defense of such Third Party Claim.

(b) The Indemnifying Party shall have the full right to settle, adjust or compromise such Third Party Claim; provided, however, that (i) except for the settlement of a Third Party Claim that involves (A) no obligation of any Indemnitee other than the payment of money to be paid by the Indemnifying Party pursuant to (and subject to the limitations of) this Agreement and (B) a release from all liability in favor of the Indemnitee, the Indemnifying Party shall not settle or compromise any Third Party Claim without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed; and (ii) the Indemnifying Party may not consent to entry of any judgment or enter into any settlement in respect of a Third Party Claim that does not include a release of the Indemnitee from all liability in respect of such Third Party Claim.

(c) If the Indemnifying Party does not elect to proceed with the defense of any such Third Party Claim or does not reasonably diligently prosecute such defense, the Indemnitee shall (at the sole expense of the Indemnifying Party) proceed with the defense of such Third Party Claim with counsel reasonably acceptable to the Indemnitee;

provided that (i) the Indemnifying Party shall be entitled to a right to participate in any such Third Party Claim at its own cost and expense; (ii) except for the settlement of a Third Party Claim that involves (A) no obligation of any Indemnifying Party other than the payment of money pursuant to (and subject to the limitations of this Article 9) and (B) a release from all liability in favor of the Indemnifying Party, the Indemnitee shall not settle or compromise any Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed; and (iii) the Indemnitee may not consent to entry of any judgment or enter into any settlement in respect of a Third Party Claim that does not include a release of the Indemnifying Party from all liability in respect of such Third Party Claim.

(d) The party controlling the defense of any Third Party Claim (the “Controlling Party”) shall (i) permit the other applicable parties (collectively, the “Non-Controlling Party”) to participate, at their own expense, in the defense of such Third Party Claim, (ii) conduct the defense of such Third Party Claim with reasonable diligence and keep the Non-Controlling Party reasonably informed of material developments in such Third Party Claim at all stages thereof, (iii) promptly submit to the Non-Controlling Party copies of all pleadings, responsive pleadings, motions and other similar legal documents and papers received or filed in connection therewith, (iv) permit the Non-Controlling Party and its counsel to confer on the conduct of the defense thereof and (v) permit the Non-Controlling Party and its counsel an opportunity to review all legal papers to be submitted prior to their submission and consider in good faith any comments from the Non-Controlling Party and its counsel thereto.

9.7 Indemnification Claims.

(a) If any Indemnitee has incurred or suffered or claims to have incurred or suffered, or believes that it may incur or suffer, Damages for which it is or may be entitled to be indemnified under this Article 9, such Indemnitee may deliver a notice to the applicable Indemnifying Party (any such notice being referred to as a “Notice of Indemnification Claim,” and the claim for indemnification described in such Notice of Indemnification Claim being referred to as an “indemnification claim”), which shall (i) state that such Indemnitee believes that there is or has been a possible inaccuracy in or breach of a representation, warranty, covenant or obligation contained in this Agreement or that such Indemnitee is otherwise entitled to be indemnified under this Article 9, (ii) contain a brief description of the circumstances supporting such Indemnitee’s belief that there is or has been such a possible inaccuracy or breach or that such Indemnitee may otherwise be entitled to be indemnified, (iii) contain a good faith, non-binding, preliminary estimate of the aggregate dollar amount of actual and potential Damages that have arisen and may arise as a result of the inaccuracy, breach or other matter referred to in such notice (the aggregate amount of such estimate, as it may be modified by such Indemnitee in good faith from time to time, being referred to as the “Claimed Amount”), and (iv) specify the applicable provision of Section 9.2(a) (a “General Indemnity Claim”), Section 9.2(b) (a “Key Stockholder Claim”) or Section 9.3 (a “Parent Claim”), as applicable, for which the indemnification claim described in such notice is being made by such Indemnitee.

(b) During the 30-day period commencing upon the delivery by an Indemnitee to the applicable Indemnifying Party of a Notice of Indemnification Claim (the “Dispute Period”), the applicable Indemnifying Party shall deliver to the Indemnitee a written response (the “Response Notice”) in which the Indemnifying Party:  (i) agrees that the full Claimed Amount is owed to the Indemnitee; (ii) agrees that part (but not all) of the Claimed Amount (the “Agreed Amount”) is owed to the Indemnitee; or (iii) asserts that no part of the Claimed Amount is owed to the Indemnitee.  Any part of the Claimed Amount that is not agreed by the Indemnifying Party to be owed to the Indemnitee pursuant to the Response Notice (or the entire Claimed Amount, if the Indemnifying Party asserts in the Response Notice that no part of the Claimed Amount is owed to the Indemnitee) shall be referred to as the “Contested Amount” (it being understood that the Contested Amount shall be modified from time to time to reflect any good faith modifications by the Indemnitee to the Claimed Amount).  If a Response Notice is not received by the Indemnitee prior to the expiration of the Dispute Period, then the entire Claimed Amount shall be deemed to be a Contested Amount.

(c) If the Indemnifying Party delivers a Response Notice to the Indemnitee agreeing that the full Claimed Amount is owed to the Indemnitee, then, within three days following the delivery of such Response Notice to the Indemnitee:

(i) if the indemnification claim is a General Indemnity Claim, then the Note Amount shall be reduced by the full Claimed Amount and the principal amount owing under each Note shall be reduced accordingly on a pro rata basis based on the original principal amount of all Notes, provided, however, that if the General Indemnity Claim is brought pursuant to Section 9.2(a)(ii) and the Claimed Amount exceeds the Cap, then, (x) first, the Note Amount shall be reduced by the portion of the Claimed Amount equal to the Note Amount and the principal amount owing under each Note shall be reduced accordingly on a pro rata basis based on the original principal amount of all Notes  and (y) second, the Equityholder Indemnifying Parties shall pay, on a several basis in accordance with their respective Indemnity Pro Rata Percentages, and not jointly, to the Parent Indemnitees, the remaining amount of the Claimed Amount;

(ii) if the indemnification claim is a Key Stockholder Claim, then the principal amount of the Note held by the particular Key Stockholder that is responsible for satisfying such indemnification claim shall be reduced by the full Claimed Amount; provided, however, that if the Key Stockholder Claim is brought pursuant to Section 9.2(b)(ii) and the Claimed Amount exceeds the principal amount of the applicable Note held by such Key Stockholder, then, (x) first, the principal amount of such Note shall be reduced by the portion of the Claimed Amount to the full extent of such principal amount and (y) second, the applicable Key Stockholder shall pay to the Parent Indemnitees, the remaining amount of the Claimed Amount; or

(iii) if the indemnification claim is a Parent Claim, then the principal amount of the Note held by each Equityholder Indemnitee shall be increased by such Equityholder Indemnitee’s Pro Rata Percentage of the full Claimed Amount; provided, however, that if the Parent Claim is brought pursuant to Section 9.3(a)(ii) and any of the Notes have been converted to equity or redeemed for cash as of such time, then the Parent shall pay to the Stockholder Representative (for distribution to the Equityholder Indemnitees in accordance with their respective Pro Rata Percentages), the full Claimed Amount.

(d) If the Indemnifying Party delivers a Response Notice during the Dispute Period to the Indemnitee agreeing that less than the full Claimed Amount is owed to the Indemnitee, then, within three days following the delivery of such Response Notice to the Indemnitee:

(i) if the indemnification claim is a General Indemnity Claim, then the Note Amount shall be reduced by the amount of such Agreed Amount and the principal amount owing under each Note shall be reduced accordingly on a pro rata basis based on the original principal amount of all Notes; provided, however, that if the General Indemnity Claim is brought pursuant to Section 9.2(a)(ii) and the Agreed Amount exceeds the Cap, then, (x) first, the Note Amount shall be reduced by the portion of the Agreed Amount equal to the Note Amount and the principal amount owing under each Note shall be reduced accordingly on a pro rata basis based on the original principal amount of all Notes  and (y) second, the Equityholder Indemnifying Parties shall pay, on a several basis in accordance with their respective Indemnity Pro Rata Percentages, and not jointly, to the Parent Indemnitees, the remaining amount of the Agreed Amount;

(ii) if the indemnification claim is a Key Stockholder Claim, then the principal amount of the Note held by the particular Key Stockholder that is responsible for satisfying such indemnification claim shall be reduced by such Agreed Amount; ; provided, however, that if the Key Stockholder Claim is brought pursuant to Section 9.2(b)(ii) and the Agreed Amount exceeds the principal amount of the applicable Note held by such Key Stockholder, then, (x) first, the principal amount of such Note shall be reduced by the portion of the Agreed Amount to the full extent of such principal amount and (y) second, the applicable Key Stockholder shall pay to the Parent Indemnitees, the remaining amount of the Agreed Amount; or

(iii) if the indemnification claim is a Parent Claim, then the principal amount of the Note held by each Equityholder Indemnitee shall be increased by such Equityholder Indemnitee’s Pro Rata Percentage of the full Agreed Amount; provided, however, that if the Parent Claim is brought pursuant to Section 9.3(a)(ii) and any of the Notes have been converted to equity or redeemed for cash as of such time, then the Parent shall pay to the Stockholder Representative (for distribution to the Equityholder Indemnitees in accordance with their respective Pro Rata Percentages), the full Agreed Amount.

(e) If the Indemnifying Party delivers a Response Notice to the Indemnitee during the Dispute Period indicating that there is a Contested Amount, the Indemnifying Party and the Indemnitee shall attempt in good faith to resolve the dispute related to the Contested Amount.  If the Indemnitee and the Indemnifying Party resolve such dispute in writing, then their resolution of such dispute shall be binding on the Stockholder Representative, the Key

Stockholders, the other Equityholder Indemnifying Parties, Parent, the Surviving Corporation and the applicable Indemnitee and a settlement agreement stipulating the amount owed to the Indemnitee (the “Stipulated Amount”) shall be signed by the Indemnitee and the Indemnifying Party. Within three days after the execution of such settlement agreement:

(i) if the indemnification claim is a General Indemnity Claim, then the Note Amount shall be reduced by the amount of such Stipulated Amount and the principal amount owing under each Note shall be reduced accordingly on a pro rata basis based on the original principal amount of all Notes; provided, however, that if the General Indemnity Claim is brought pursuant to Section 9.2(a)(ii) and the Stipulated Amount exceeds the Cap, then, (x) first, the Note Amount shall be reduced by the portion of the Stipulated Amount equal to the Note Amount and the principal amount owing under each Note shall be reduced accordingly on a pro rata basis based on the original principal amount of all Notes  and (y) second, the Equityholder Indemnifying Parties shall pay, on a several basis in accordance with their respective Indemnity Pro Rata Percentages, and not jointly, to the Parent Indemnitees, the remaining amount of the Stipulated Amount;

(ii) if the indemnification claim is a Key Stockholder Claim, then the principal amount of the Note held by the particular Key Stockholder that is responsible for satisfying such indemnification claim shall be reduced by such Stipulated Amount; provided, however, that if the Key Stockholder Claim is brought pursuant to Section 9.2(b)(ii) and the Stipulated Amount exceeds the principal amount of the applicable Note held by such Key Stockholder, then, (x) first, the principal amount of such Note shall be reduced by the portion of the Stipulated Amount to the full extent of such principal amount and (y) second, the applicable Key Stockholder shall pay to the Parent Indemnitees, the remaining amount of the Stipulated Amount; or

(iii) if the indemnification claim is a Parent Claim, then the principal amount of the Note held by each Equityholder Indemnitee shall be increased by such Equityholder Indemnitee’s Pro Rata Percentage of the full Stipulated Amount; provided, however, that if the Parent Claim is brought pursuant to Section 9.3(a)(ii) and any of the Notes have been converted to equity or redeemed for cash as of such time, then the Parent shall pay to the Stockholder Representative (for distribution to the Equityholder Indemnitees in accordance with their respective Pro Rata Percentages), the full Agreed Amount.

(f) If the Indemnifying Party and the Indemnitee are unable to resolve the dispute relating to any Contested Amount during the 30-day period commencing upon the delivery of the Response Notice (the “Initial Resolution Period”), or if the Indemnifying Party does not deliver a Response Notice to the Indemnitee during the Dispute Period, then, in either case, either the Indemnitee or the Indemnifying Party may submit such dispute to binding arbitration in San Diego County, California in accordance with the JAMS Comprehensive Arbitration Rules and Procedures then in effect.  Arbitration will be conducted by one arbitrator, mutually selected by Indemnitee and the Indemnifying Party; provided, however, that if Indemnitee and the Indemnifying Party fail to mutually select an arbitrator within 15 business days after such dispute is submitted to arbitration, then the arbitrator shall be selected by JAMS in accordance with its Comprehensive Arbitration Rules and Procedures then in effect.  The parties agree to use commercially reasonable efforts to cause the arbitration hearing to be conducted within 75 days after the appointment of the arbitrator, and to use commercially reasonable efforts to cause the decision of the arbitrator to be furnished within 15 days after the conclusion of the arbitration hearing.  The parties shall be entitled to only limited discovery at the discretion of the arbitrator, and agree that any discovery shall be completed at least 10 days prior to the commencement of the arbitration hearing. The decision of the arbitrator shall relate solely:  (i) to whether the Indemnitee is entitled to recover the Contested Amount (or a portion thereof), and the portion of such Contested Amount the Indemnitee is entitled to recover; and (ii) to the determination of whether the Indemnitee is the prevailing party as provided below.  The final decision of the arbitrator shall be furnished to the Indemnifying Party and the Indemnitee in writing, shall constitute a conclusive determination of the issues in question, binding upon the Stockholder Representative, the Key Stockholders, the other Equityholder Indemnifying Parties, Parent, the Surviving Corporation and the applicable Indemnitee and shall not be contested by any of them.  If the Indemnitee is determined by the arbitrator to be the prevailing party, then the aggregate dollar amount of the arbitrator’s award to the Indemnitee shall be increased by the amount of the reasonable expenses (including attorneys’ fees) of the Indemnitee, and the fees and expenses associated with the arbitration (including the arbitrator’s fees and expenses).  If the Indemnitee is determined by the arbitrator not to be the prevailing party and the arbitrator determines that the Indemnifying Party is the prevailing party, then any amount awarded by the arbitrator to the Indemnitee shall be reduced by the amount of the reasonable expenses (including attorneys’ fees) of the Indemnifying Party, and the fees and expenses associated with the arbitration (including the arbitrator’s fees and expenses), and if no amount is awarded to the Indemnitee, the Indemnitee shall reimburse the Indemnifying Party for its reasonable expenses (including attorneys’ fees) and pay the fees and expenses associated with the arbitration (including the arbitrator’s fees and expenses). Within three days following the receipt of the final award of the arbitrator setting forth the aggregate amount owed to the Indemnitee (the “Award Amount”):

(i) if the indemnification claim is a General Indemnity Claim, then the Note Amount shall be reduced by the amount of such Award Amount and the principal amount owing under each Note shall be reduced accordingly on a pro rata basis based on the original principal amount of all Notes; provided, however, that if the General Indemnity Claim is brought pursuant to Section 9.2(a)(ii) and the Award Amount exceeds the Cap, then, (x) first, the Note Amount shall be reduced by the portion of the Award Amount equal to the Note Amount and the principal amount owing under each Note shall be reduced accordingly on a pro rata basis based on the original principal amount of all Notes  and (y) second, the Equityholder Indemnifying Parties shall pay, on a several basis in accordance with their respective Indemnity Pro Rata Percentages, and not jointly, to the Parent Indemnitees, the remaining amount of the Award Amount;

(ii) if the indemnification claim is a Key Stockholder Claim, then the principal amount of the Note held by the particular Key Stockholder that is responsible for satisfying such indemnification claim shall be reduced by such Award Amount; provided, however, that if the Key Stockholder Claim is brought pursuant to Section 9.2(b)(ii) and the Award Amount exceeds the principal amount of the applicable Note held by such Key Stockholder, then, (x) first, the principal amount of such Note shall be reduced by the portion of the Award Amount to the full extent of such principal amount and (y) second, the applicable Key Stockholder shall pay to the Parent Indemnitees, the remaining amount of the Award Amount; and

(iii) if the indemnification claim is a Parent Claim, then the principal amount of the Note held by each Equityholder Indemnitee shall be increased by such Equityholder Indemnitee’s Pro Rata Percentage of the full Award Amount; provided, however, that if the Parent Claim is brought pursuant to Section 9.3(a)(ii) and any of the Notes have been converted to equity or redeemed for cash as of such time, then the Parent shall pay to the Stockholder Representative (for distribution to the Equityholder Indemnitees in accordance with their respective Pro Rata Percentages), the full Award Amount.

Article 10
MISCELLANEOUS PROVISIONS

10.1 Stockholder Representative.

(a) Effective as of the Effective Time, the Key Stockholders (by virtue of their execution of this Agreement) and the other Equityholder Indemnifying Parties (with respect to the Non-Dissenting Stockholders: by virtue of their execution and delivery of the Company stockholder consent (whether through joinder or otherwise) approving this Agreement and the Contemplated Transactions; with respect to the In-the-Money Optionholders, by virtue of their execution and delivery of Acknowledgment and Release Agreements; and with respect to each Non-Cash Transaction Expense Recipient, by virtue of executing and delivering such Non-Cash Transaction Expense Recipient’s applicable Note) shall be deemed to have agreed, for and on behalf of the Equityholder Indemnifying Parties, to: (i) irrevocably nominate, constitute and appoint the Stockholder Representative as the Equityholder Indemnifying Parties’ respective, exclusive agent and true and lawful attorney in fact, with full power of substitution, to act in the name, place and stead of each of them in all matters relating to this Agreement, the Transaction Documents and the Contemplated Transactions; (ii) acknowledge and agree that the foregoing appointment, constitution and appointment of the Stockholder Representative shall survive the dissolution, death or incapacity of applicable Equityholder Indemnifying Party and hereby irrevocably waive any and all claims any of them may have against the Stockholder Representative for any action taken on his, her or its behalf in the Stockholder Representative’s capacity as attorney-in-fact in accordance with the terms of this Section 10.1; (iii) agrees to indemnify and hold harmless the Stockholder Representative, its affiliates, their respective successors and assigns and the respective officers, directors, managers, employees, direct and indirect equity holders, Representatives and agents of any of the foregoing, from any Damages that any of them may suffer or incur in connection with the performance of the Stockholder Representative’s duties and obligations in connection with this

Agreement, the Transaction Documents and the Contemplated Transactions, except to the extent such actions are finally determined by a court of competent jurisdiction to constitute fraud.

(b) The Stockholder Representative may from time to time submit invoices to the Equityholder Indemnifying Parties covering the fees, costs, expenses (including the cost of D&O insurance), losses or liabilities incurred by the Stockholder Representative in connection with its formation, organization, responsibilities, rights or obligations hereunder (collectively, “Out-of-Pocket Expenses”) and, to the extent the Stockholder Representative does not elect to deduct any Out-of-Pocket Expenses from the Stockholder Representative Escrow Account (which each Equityholder Indemnifying Party hereby authorizes the Stockholder Representative to so deduct), each Equityholder Indemnifying Party shall fully and promptly reimburse the Stockholder Representative for such Out-of-Pocket Expenses according to the Indemnity Pro Rata Percentage of such Equityholder Indemnifying Party.

(c) As of the Effective Time, the Stockholder Representative is authorized to act on behalf of each Equityholder Indemnifying Party with respect to any and all matters, claims, controversies, or disputes arising out of the terms of this Agreement and each applicable Transaction Document, and shall have the power to take any and all actions that the Stockholder Representative believes are necessary or appropriate or in the best interests of any Equityholder Indemnifying Party, as fully as if such Equityholder Indemnifying Party was acting on its, his or her own behalf with respect to all matters concerning this Agreement, the Transaction Documents, the Contemplated Transactions or the Parent or any Parent Indemnitee following the Effective Time, including with respect to: (i) the pursuing, continuing, settlement or resolution of all claims for indemnification following the Closing under Article 9; (ii) the resolution of all matters related to the determination of the post-Closing adjustments described in Section 1.10(b), including the calculation, any dispute or finalization of any of the foregoing; (iii) the unilateral right to offset any Out-of-Pocket Expenses from the Stockholder Representative Escrow Account; (iv) the authorization of any disbursement of amounts from the Stockholder Representative Escrow Account; (v) the preparation, review, comment and filing of any Tax Returns of the Company or the Surviving Corporation or in accordance with, as well as the Tax matters set forth in, Section 5.18; or (vi) the authorization of any increase or set-aside of the Stockholder Representative Escrow Fund, whether by directing that any portion of the Merger Consideration payable or issuable at Closing or to be paid or issued following Closing shall be directed to the Stockholder Representative Escrow Fund or otherwise.

(d) The Stockholder Representative may take any action or no action in connection with any of the foregoing as the Stockholder Representative may deem appropriate as effectively as any Equityholder Indemnifying Party could act, including the settlement or compromise of any dispute or controversy.  Each Equityholder Indemnifying Party shall be bound by any and all actions taken by the Stockholder Representative on such Equityholder Indemnifying Party’s behalf, as applicable.

(e) Notwithstanding anything to the contrary contained in this Agreement, each Parent Indemnitee shall be entitled to deal exclusively with the Stockholder Representative on all matters relating to Article 9, and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Equityholder Indemnifying Party by the Stockholder Representative, and on any other action taken or purported to be taken on behalf of any Equityholder Indemnifying Party by the Stockholder Representative, as fully binding upon such Equityholder Indemnifying Party.

(f) The power of attorney granted in Section 10.1(a): (i) is coupled with an interest and is irrevocable; (ii) may be delegated by the Stockholder Representative; and (iii) shall survive the dissolution, death or incapacity of each of the Equityholder Indemnifying Parties.

(g) If the Stockholder Representative elects to resign as such, then the Key Stockholders shall, within ten days after the effective date of such resignation, appoint a successor agent for the Equityholder Indemnifying Parties and, promptly thereafter, shall notify Parent of the identity of such successor.  Any such successor shall become the Stockholder Representative for purposes of this Agreement.

(h) All of the indemnities, immunities and powers granted to the Stockholder Representative under this Agreement shall survive the termination of this Agreement.

10.2 Further Assurances.  Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the Contemplated Transactions.

10.3 Fees and Expenses.  Except as otherwise provided in this Agreement, each party to this Agreement shall bear and pay all fees, costs and expenses (including legal fees, accounting fees and investment banking fees) that have been incurred or that are incurred by or on behalf of such party in connection with the Contemplated Transactions.

10.4 Attorneys’ Fees.  Subject to the applicable limitations of Article 9, if any Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement  is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled hereunder).

10.5 Notices.  Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by email) to the street or email address set forth beneath the name of such party below (or to such other street or email address as such party shall have specified in a written notice given to the other parties hereto):

If to the Company: 11350 McCormick Rd., EPIII Suite 1003 Hunt Valley, MD 21031 E-mail: GCattarina@safeopsurgical.com Attention: Eugene Cattarina	with a copy to: Pepper Hamilton LLP 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19087 E-mail: rossic@pepperlaw.com Attention: Christopher A. Rossi
If to the Surviving Corporation, Parent or Merger Sub: 5818 El Camino Real Carlsbad, California 92008 E-mail: chunsaker@atecspine.com Attention: Craig Hunsaker	Durham, Jones & Pinegar, P.C. 192 E 200 N, Third Floor St. George, Utah 84770 E-mail: jlittle@djplaw.com Attention: Joshua Little
If to Stockholder Representative: Safari Holding Company, LLC 11770 U.S. Highway 1 Suite 503 Palm Beach Gardens, FL 33408 E-mail: jtullis@tullisfunds.com Attention: James L.L. Tullis	with a copy to: Pepper Hamilton LLP 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19087 E-mail: rossic@pepperlaw.com Attention: Christopher A. Rossi
If to Key Stockholder: to the respective street and email addresses set forth beneath the names of the Key Stockholders on the signature pages of this Agreement.

10.6 Confidentiality.

(a) During the Pre-Closing Period or if this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect in accordance with its terms, provided, however, that in the event that a party is requested or required (by oral question or request for information or documents in any subpoena or Legal Proceeding) to disclose any Confidential Information (as defined in the Confidentiality Agreement), to the extent permitted to do so by Legal Requirements, the Stockholder Representative (on behalf of the Company and/or the Key Stockholders) will promptly notify the Parent, or the Parent (on behalf of Parent and Merger Sub) will promptly notify the Stockholder Representative, as applicable, of the request or requirement so that the other applicable parties may seek an appropriate protective order or waive compliance with the provisions of the Confidentiality Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, a party is, on the advice of counsel, required to disclose any such Confidential Information, such party may disclose that portion of the requested information that is so required to be disclosed; provided, further, that, at the request of any other party, the first party will cooperate with such other party with respect to such other party’s attempts, if any, to limit the scope of disclosure or to obtain other assurances that confidential treatment will be accorded to such portion of such Confidential Information required to be disclosed as the other party designates; provided, the requesting party shall pay all of the first party’s out-of-pocket costs incurred in connection with such cooperation.

(b) In the event of the Closing, the Confidentiality Agreement shall immediately terminate as of such Closing (without any further action required by any party thereto) and be of no further force or effect.

(c) From and after the Closing, each Key Stockholder shall keep confidential, and shall not use or disclose to any other Person, any non-public document or other non-public information in such Key Stockholder’s possession that relates to the business of the Company or Parent, except: (i) to consummate the transactions contemplated hereunder; (ii) to satisfy or enforce any obligations pursuant to this Agreement or any other Transaction Document, including the obligation to defend against indemnifiable claims brought by third parties; and/or (iii) to disclose to any Representative of such Key Stockholder, in the course of performing their normal duties as a Representative.

10.7 Time of the Essence.  Time is of the essence of this Agreement.

10.8 Headings.  The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

10.9 Counterparts and Exchanges by Electronic Transmission.  This Agreement may be executed electronically and in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.  The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission shall be sufficient to bind the parties to the terms and conditions of this Agreement.

10.10 Governing Law; Venue.

(a) This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

(b) Except as otherwise provided in Section 9.7, any Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced only in any state or federal court located in San Diego County, California.  Each party to this Agreement: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in San Diego County, California; (ii) agrees that each state and federal court located in the State of California shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such Legal Proceeding commenced in any state or federal court located in San Diego County, California, any claim that such party is not subject personally to the jurisdiction of such court, that such Legal Proceeding has been brought in an inconvenient forum, that the venue of such Legal Proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(c) Each Key Stockholder irrevocably constitutes and appoints the Stockholder Representative as his or her agent to receive service of process in connection with any Legal Proceeding relating to this Agreement or the enforcement of any provision of this Agreement.

10.11 Successors and Assigns.  This Agreement shall be binding upon: (a) the Company and its successors and assigns (if any); (b) the Key Stockholders and their respective personal representatives, executors, administrators, estates, heirs, successors and assigns (if any); (c) Parent and its successors and assigns (if any); (d) Merger Sub and its successors and assigns (if any); (e) the Stockholder Representative and its successors and assigns (if any); and (f) the Equityholder Indemnifying Parties and their respective personal representatives, executors, administrators, estates, heirs, successors and assigns (if any).  This Agreement shall inure to the benefit of: the Company; Parent; Merger Sub; the Key Stockholders; the Stockholder Representative; the Indemnitees; and the respective successors and assigns (if any) of the foregoing.  None of Parent, the Surviving Corporation or Merger Sub, on the one hand, or the Company, any Key Stockholder or any Equityholder Indemnifying Party, on the other hand,  may assign (including by operation of law and/or via change of greater than 50% of the beneficial ownership of a party hereto) any or all of its rights under this Agreement (including its indemnification rights under Article 9), in whole or in part, to any other Person without obtaining the prior written consent of the Stockholder Representative (with respect to an assignment or purported assignment of Parent, the Surviving Corporation or Merger Sub) or Parent (with respect to an assignment of purported assignment of any Key Stockholder or Equityholder Indemnifying Party); provided, however, that Parent may assign its rights under this Agreement for collateral security purposes to any lender providing financing to Parent in connection with the consummation of the transactions contemplated hereby without such prior written consent.  Any assignment or purported assignment made in contravention of this Section 10.11 shall be null and void.

10.12 Equitable Remedies.  The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach. The parties agree that no party hereto or Indemnitee shall be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related Legal Proceeding.

10.13 Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Subject to Section 10.1, no Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

10.14 Waiver of Jury Trial.  Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any Legal Proceeding arising out of or related to this Agreement or the Contemplated Transactions.

10.15 Amendments.  This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered by the Parent, on the one hand, and, the Company (before the Effective Time) or the Stockholder Representative (after the Effective Time), on the other hand, as applicable.

10.16 Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.  If such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

10.17 Parties in Interest.  Except for the provisions of Section 5.16, Section 5.17, Section 10.1, and Article 9, none of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and assigns (if any).

10.18 Entire Agreement.  This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

10.19 Schedules.  The Schedules (and any update thereto delivered pursuant to Section 5.4) shall be arranged in separate parts corresponding to the numbered and lettered sections contained herein, and the applicable matter, document, item or other information disclosed in any numbered or lettered part shall be deemed to relate to, qualify and constitute exceptions to the particular representation, warranty or covenant set forth in the corresponding numbered or lettered section herein, and shall be deemed to relate to, qualify, and constitute exceptions to, any other representation, warranty or covenant set forth herein to the extent such matter, document, item or information (a) is cross referenced in a Schedule applicable to such other representation, warranty or schedule, or (b) it is reasonably apparent from the face of the disclosure that the disclosure contained in such parts contains information regarding the subject matter of such other representation, warranty or covenant contained herein.  No matter, document, item or other information disclosed on any Schedule shall be deemed to constitute any additional representation, warranty, covenant or agreement or to expand the scope or effect of any representation, warranty, covenant or agreement of any party hereto, except to the extent expressly contemplated therein. Unless expressly called for by the applicable provision of this Agreement, mere inclusion of any matter, document, item or other information in any part of any Schedule shall not be deemed or construed as an admission by the applicable disclosing party that such information (w) represents a material exception or fact, event or circumstance, (x) constitutes, or is reasonably likely to result in, a Material Adverse Effect or is material to the applicable disclosing party, (y) constitutes or is an admission of liability, or (z) is required by this Agreement to be referenced or disclosed.  No disclosure in any Schedule relating to any possible breach or violation of any Contract or Legal Requirement shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.  References to any document contained in any Schedule are not intended to summarize or describe such document, but rather are for convenience only and reference is made to such document for a full explanation thereof.

10.20 Construction.  For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. As used in this Agreement and Exhibit A and the Schedules to this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement.

10.21 No Recourse Against Non-Parties.  All claims or causes of action (whether in contract or in tort, in law or in equity) that may be based upon, arise out of, be connected with or relate in any manner to this Agreement or any Transaction Document, or the negotiation, execution or performance of this Agreement (including any representation, warranty or omission made in or in connection with this Agreement or any other Transaction Document or as an inducement to enter into this Agreement or any Transaction Document), may be made only against the entities or individuals that are expressly identified as parties hereto. No Person who is not a named party to this Agreement or applicable Transaction Document, including any director, manager, officer, employee, incorporator, direct or indirect equity holder, partner, affiliate, agent, attorney or Representative of any named party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or affiliates) for any obligations or liabilities arising under, out of, in connection with or related in any manner to this Agreement or for any claim (whether for breach of contract, tort or otherwise) based on, in respect of, or by reason of this Agreement, any Transaction Document or the negotiation or execution of any of the foregoing; and each party hereto (on behalf of itself and its respective Indemnitees and affiliates) hereby irrevocably waives and releases all such liabilities against any such Non-Party Affiliates. Without limiting the foregoing, (a) each party hereto hereby irrevocably waives (on behalf of itself and its respective Indemnitees and affiliates) and releases any and all rights, claims or causes of action (whether for breach of contract, tort of otherwise) that may otherwise be available at law or in equity to avoid or disregard the entity form of a party, whether based on theories of agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each party hereto disclaims any reliance upon any Non-Party Affiliates with respect to any representation, warranty or omission made in or in connection with this Agreement, any Transaction Document or the Contemplated Transactions; all such representations, warranties and omissions being made solely by the named parties to, and being expressly limited by the exclusive remedies provided in, this Agreement.

10.22 Attorney-Client Privilege and Conflict Waiver.  Pepper Hamilton LLP has represented the Company’s stockholders, Company’s optionholders and the Company.  All of the parties hereto recognize the commonality of interest that has existed until the Closing, and the parties hereto agree that the existence of such commonality of interest prior to the Closing should continue to be recognized after the Closing.  Specifically, the parties hereto agree that none of Parent, the Surviving Corporation, nor any Representative or affiliate of Parent or the Surviving Corporation, shall seek to have Pepper Hamilton LLP disqualified from representing any Company stockholder, Company optionholder or the Stockholder Representative in connection with any dispute that may arise between any Company stockholder, Company optionholder or the Stockholder Representative, on the one hand, and Parent, the Surviving Corporation or any Representative or affiliate of Parent or the Surviving Corporation, on the other hand, in connection with this Agreement, any Transaction Document or the Contemplated Transactions and, in connection with any such dispute, each applicable Company stockholder, Company optionholder or the Stockholder Representative (and not Parent, the Surviving Corporation or any Representative or affiliate of Parent or the Surviving Corporation) shall have the right to decide whether or not to waive the attorney-client privilege that may apply to any communications between the Company and Pepper Hamilton LLP that occurred prior to the Closing in connection with this Agreement and the Contemplated Transactions.  Further, Parent and the Surviving Corporation (on behalf of themselves and their respective Representatives and affiliates) hereby irrevocably acknowledge and agree that with respect to all privileged communications prior to the Closing between or among the Company, any Company stockholder or Company optionholder and Pepper Hamilton LLP made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or proceeding arising out of or relating to, this Agreement, any Transaction Document or the Contemplated Transactions, or any matter relating to any of the foregoing, are privileged communications between such applicable Company stockholder or Company optionholder, on the one hand, and Pepper Hamilton LLP, on the other hand (notwithstanding that the Company participated or was provided such communications nor that the Company is also a client of Pepper Hamilton LLP) and from and after the Closing neither Parent, the Surviving Corporation, any Representative or affiliate of Parent or of the Surviving Corporation nor any Person purporting to act on behalf of or through any of them, will seek to obtain the same by any process; provided, that in the event a dispute arises after the Closing between Parent, the Surviving Corporation or any Representative or affiliate of Parent or the Surviving Corporation, on the one hand, and any other third Person (other than any Company stockholder, Company optionholder, the Stockholder Representative, or any affiliate or Representative of any of the foregoing) on the other hand, upon the written request of Parent, the Stockholder Representative, on behalf of the Company stockholders and Company optionholders, as applicable, shall assert the attorney/client privilege to prevent disclosure of privileged communications to such third Person.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

ALPHATEC HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Jeff Black
Name:	Jeff Black
Title:	Chief Financial Officer

SAFARI MERGER SUB, INC.,
a Delaware corporation

By:	/s/ Jeff Black
Name:	Jeff Black
Title:	Chief Financial Officer

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

SAFEOP SURGICAL, INC.,
a Delaware corporation

By:	/s/ Eugene Cattarina
Name:	Eugene Santa Cattarina
Title:	Chief Executive Officer

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

SAFARI HOLDING COMPANY, LLC,
as Stockholder Representative

By:	/s/ Eugene Cattarina
Name:	Eugene Santa Cattarina
Title:	Manager

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

TULLIS GROWTH FUND, L.P.

By: Tullis Growth Partners, L.L.C.,
its general partner

By:	/s/ James Tullis
Name:	James L.L. Tullis
Title:	Manager

Address:

Email:

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

By: Tullis-Dickerson Partners III, L.L.C.,
its general partner

By:	/s/ James Tullis
Name:	James L.L. Tullis
Title:	Manager

Address:

Email:

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

/s/ James Tullis
James L.L. Tullis

Address:

Email:

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

LIGHTHOUSE HOLDINGS CORPORATION

By:	/s/ Christoffel Krediet
Name:	Christoffel Krediet
Title:	Vice President

Address:

Email:

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

/s/ Eugene Cattarina
Eugene Santa Cattarina

Address:

Email:

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

/s/ Mark D’Addato
Mark D’Addato

Address:

Email:

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

By:	/s/ Richard O’Brien
Richard O’Brien

Address:

Email:

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

/s/ Robert Snow
Robert Snow

Address:

Email:

(signature pages to Merger Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

/s/ Christopher Brown
Christopher Brown

Address:

Email:

(signature pages to Merger Agreement)

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of the Agreement (including this Exhibit A and the Schedules):

“Acknowledgement and Release Agreement” means an Acknowledgement and Release Agreement, substantially in the form set forth as Exhibit J.

“Acquisition Transaction” means any transaction involving: (a) the sale, license, disposition or acquisition of all or a substantially all of the assets of the Company; (b) the issuance, disposition or acquisition of (i) any capital stock or other equity security of the Company (other than in connection with the Series D Offering or any Company Common Stock issued to employees of the Company upon exercise of Company Options in routine transactions in accordance with the Company’s past practices), (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock or other equity security of the Company, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock or other equity security of the Company; or (c) any merger, consolidation, share exchange, business combination, reorganization, recapitalization or similar transaction involving the Company.

“Aggregate Option Exercise Amount” means the sum of the aggregate exercise price, as of immediately prior to the Effective Time, of all outstanding In-the-Money Options.

“Aggregate Preferred Stock Liquidation Preferences” means the sum of the Aggregate Series A Liquidation Preference, plus the Aggregate Series B Liquidation Preference, plus the Aggregate Series C Liquidation Preference, plus the Aggregate Series D Liquidation Preference.

“Aggregate Series A Liquidation Preference” means an amount equal to the Per Share Series A Liquidation Preference multiplied by the aggregate number of shares of Company Series A Preferred Stock outstanding immediately prior to the Effective Time.

“Aggregate Series B Liquidation Preference” means an amount equal to the Per Share Series B Liquidation Preference multiplied by the aggregate number of shares of Company Series B Preferred Stock outstanding immediately prior to the Effective Time.

“Aggregate Series C Liquidation Preference” means an amount equal to the Per Share Series C Liquidation Preference multiplied by the aggregate number of shares of Company Series C Preferred Stock outstanding immediately prior to the Effective Time.

“Aggregate Series D Liquidation Preference” means an amount equal to the Per Share Series D Liquidation Preference multiplied by the aggregate number of shares of Company Series D Preferred Stock outstanding immediately prior to the Effective Time.

“Aggregate Transaction Expense Amount” means the aggregate dollar amount of all Transaction Expenses (including legal fees and expenses, accounting fees and expenses and financial advisory fees and expenses) that are or have been paid or incurred by or on behalf of the Company at or prior to the Effective Time.

“Aggregate Transaction Expense Cash Amount” means the Aggregate Transaction Expense Amount, less the Transaction Expense Non-Cash Amount.

“Agreement” means the Agreement and Plan of Merger to which this Exhibit A is attached (including the Schedules delivered by the parties hereunder), as it may be amended from time to time.

“Bulger Partners” means Bulger Partners, LLC.

“Cap” means the aggregate principal amount of the Notes, as determined from time to time.

“Cash” means the aggregate of all cash, cash equivalents, bank deposits, investment accounts, lockboxes, certificates of deposit, bank accounts, deposits, marketable securities and other similar cash items, and in the case of any such Cash denominated in a currency other than U.S. dollars, valuing such foreign Cash in U.S. dollars at the applicable exchange rate in effect on the opening of business on the day prior to the Closing Date (as reported by Bloomberg L.P.)

“Cash Portion of the Purchase Price” means an amount equal to (a) $15,000,000 minus (b) the Parent Payment Amount, plus (c) the Estimated Closing Working Capital Excess, minus (d) the Estimated Closing Working Capital Deficiency, plus (e) the Estimated Closing Cash, minus (f) the outstanding Indebtedness of the Company as of the Effective Time (without giving effect to the Contemplated Transactions), minus (g) the Aggregate Transaction Expense Cash Amount as of the Effective Time, minus (h) the Stockholder Representative Escrow Amount.

“Closing Cash” means the aggregate Cash of the Company as of the close of business of the Company on the Closing Date (without giving effect to the Contemplated Transactions).

“Closing Stock Consideration Amount” means an amount equal to Eight Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven Dollars and Fifty Cents ($8,666,667.50), which amount (for clarity) shall include the Transaction Expense Closing Stock Consideration Amount.

“Closing Stock Consideration Share Amount” means a number of shares of Parent Common Stock equal to the sum of (a) Two Million Six Hundred Thousand (2,600,000) shares of Parent Common Stock, plus (b) the Closing VWAP Stock Amount, which consideration shall include (for clarity) the Transaction Expense Closing Stock Consideration Share Amount.

“Closing VWAP Stock Amount” means a number of shares of Parent Common Stock determined by dividing (a) Two Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven Dollars and Fifty Cents ($2,166,667.50) by (b) the VWAP, which amount (for clarity) shall include the Transaction Expense Closing VWAP Stock Amount.

“Closing Working Capital” means, without duplication, as of the close of business of the Company on the Closing Date: (a) Current Assets minus (b) Current Liabilities.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collar” means an amount equal to Fifty Thousand Dollars ($50,000).

“Commercially Reasonable Efforts” means the carrying out of activities in a manner that uses efforts and resources, including reasonably necessary personnel and financial resources, that are consistent with those used by Parent and Parent Affiliates (other than the Surviving Corporation) for their own internally developed products.  Commercially Reasonable Efforts shall be determined without regard to any payments of Second Milestone Share Amount owed by Parent or any Parent Affiliate (including the Surviving Corporation) pursuant to this Agreement.

“Company Affiliate” means any Person under common control with the Company within the meaning of Sections 414(b), (c), (m) and (o) of the Code, and the regulations issued thereunder.

“Company Budget” means the budget of the Company, attached hereto as Appendix A.

“Company Capital Stock” means Company Common Stock and Company Preferred Stock.

“Company Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company Contract” means any Contract:  (a) to which the Company is a party; (b) by which the Company or any of its assets is bound or under which the Company has any obligation; or (c) under which the Company has any right or interest.

“Company Data” means all data collected, generated, or received in connection with the marketing, delivery, or use of any Company Product, including Personal Data.

“Company Employee” means any current or former employee, consultant, independent contractor or director of the Company.

“Company Employee Agreement” means any management, employment, severance, change in control, transaction bonus, consulting, relocation, repatriation or expatriation agreement or other Contract between the Company or a Company Affiliate and any Company Employee, other than any such Contract that is terminable “at will” and without any obligation on the part of the Company or any Company Affiliate to make any payments or provide any benefits in connection with termination of such Contract.

“Company Employee Plan” means any plan, program, policy, practice, Contract or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, and whether funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA (whether or not ERISA is applicable to such plan), that is or has been maintained, contributed to or required to be contributed to by the Company or any Company Affiliate for the benefit of any Company Employee, or with respect to which the Company or any Company Affiliate has or may have any liability or obligation; provided, however, than a Company Employee Agreement shall not be considered a “Company Employee Plan.”

“Company Equityholder” means a Non-Dissenting Stockholder or an In-the-Money Optionholder.

“Company IP” means all Intellectual Property Rights in which the Company has (or purports to have) an ownership interest or an exclusive license or similar exclusive right, including the Company Software.

“Company IP Contract” means any Company Contract that contains any assignment or license of, or any covenant not to assert or enforce, any Intellectual Property Right or that otherwise relates to any Company IP or any Intellectual Property developed by, with or for the Company, including any source code escrow agreement.

“Company Option” means an option to acquire shares of Company Common Stock from the Company, whether vested or unvested.

“Company Option Plan” means the Company’s 2012 Equity Incentive Plan, as amended.

“Company Pension Plan” means any Company Employee Plan that is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA.

“Company Preferred Stock” means Company Series A Preferred Stock, Company Series B Preferred Stock, Company Series C Preferred Stock and Company Series D Preferred Stock.

“Company Product” means any software or other product that is currently being or at any time has been developed, manufactured, marketed, distributed, licensed, sold or made available (as part of a service bureau, time-sharing, application service provider or similar arrangement or otherwise) by the Company.

“Company Series A Preferred Stock” means the Company’s Series A Preferred Stock, par value $0.0001 per share.

“Company Series B Preferred Stock” means the Company’s Series B Preferred Stock, par value $0.0001 per share.

“Company Series C Preferred Stock” means the Company’s Series C Preferred Stock, par value $0.0001 per share.

“Company Series D Preferred Stock” means the Company’s Series D Preferred Stock, par value $0.0001 per share.

“Company Software” means any software (including software development tools and software embedded in hardware devices, and all updates, upgrades, releases, enhancements and bug fixes) owned, developed (or currently being developed), marketed, distributed, licensed or sold by the Company at any time (other than non-customized third-party software that is not incorporated into any Company Product.

“Company Websites” means all web sites owned, operated or hosted by the Company or through which the Company conducts its business, and the underlying platforms for such web sites.

“Confidentiality Agreement” means that certain Mutual Non-Disclosure Agreement by and between the Company and Alphatec Spine, Inc., fully executed as of November 15, 2017.

“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” means the transactions and other matters contemplated by the Agreement, including the Merger and the solicitation and obtaining of Written Consents.

“Contract” means any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, certificate, warranty, proxy, insurance policy, benefit plan or legally binding commitment, arrangement or undertaking of any nature.

“Current Assets” means the sum of the line items of the balance sheet of the Company that are listed under the heading “Current Assets on the Form Working Capital Statement and calculated in accordance with the Company Accounting Methodologies; provided, however, that Current Assets shall exclude Cash and all current and deferred Tax assets.

“Current Liabilities” means the sum of the line items of the balance sheet of the Company that are listed under the heading “Current Liabilities” on the Form Working Capital Statement and calculated in accordance with the Company Accounting Methodologies; provided, however, that Current Liabilities shall exclude all current and deferred Tax liabilities, the current portion of any Indebtedness and the Transaction Bonuses.

“Damages” includes any loss, damage (including consequential, indirect and special damages), injury, decline in value, lost opportunity, lost profits, liability, claim, demand, settlement, judgment, award, fine, penalty, Tax, fee (including reasonable attorneys’ fees), charge, cost (including costs of investigation) or expense of any nature.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“End User License” means an end user license or similar agreement pursuant to which a Person is granted by the Company or by the Parent or any Subsidiary thereof, as applicable, in the Ordinary Course of Business (either expressly or by implication) a license to, or right to access as a service, one or more applicable Company Products or Parent Products granted.

“Entity” means any corporation (including any nonprofit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Environmental Law” means any federal, state, local or foreign Legal Requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Legal Requirement relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

“Equityholder Indemnifying Parties” means, collectively: (a) each Key Stockholder; (b) each Non-Dissenting Stockholder that executes and delivers (i) the Company stockholder consent (whether through joinder or otherwise) approving this Agreement and the Contemplated Transactions and/or (ii) a Letter of Transmittal; (c) each In-the-Money Optionholder that executes and delivers an Acknowledgment and Release Agreement; and (d) each Non-Cash Transaction Expense Recipient (for clarity, excluding Bulger Partners) that executes and delivers such Non-Cash Transaction Expense Recipient’s applicable Note.

“Equityholder Indemnitees” means the following Persons:  (a) each Company Equityholder; (b) each Transaction Bonus Recipient; (c) the current and future affiliates of the Persons referred to in clauses “(a)” and “(b)”; (d) the respective Representatives of the Persons referred to in clauses “(a)”, “(b)” and “(c)” above; and (e) the respective successors and assigns of the Persons referred to in clauses “(a)”, “(b)”, “(c)” and “(d)” above; provided, however, that neither Parent nor the Surviving Corporation (nor any affiliate of Parent or the Surviving Corporation) shall be deemed to be “Equityholder Indemnitees.”

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Estimated Closing Working Capital Deficiency” means, if there is a Negative Estimated Working Capital Adjustment, then the amount by which the Target Working Capital exceeds the Estimated Closing Working Capital.

“Estimated Closing Working Capital Excess” means, if there is a Positive Estimated Working Capital Adjustment, then the amount by which the Estimated Closing Working Capital exceeds the Target Working Capital.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Matter” means (a) any change in the United States or foreign economies or securities or financial markets in general, or any change in general national or regional economic or financial conditions; (b) any change that generally affects any industry in which the Company or Parent, as applicable operates; (c) any change arising in connection with earthquakes, tsunamis, tornados, hurricanes, hostilities, infectious disease, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, infectious disease, acts of war, sabotage or terrorism or military actions existing or underway as of the date hereof; (d) any changes in Legal Requirements; (e) any changes in accounting rules or in the authoritative interpretations thereof or in regulatory or interpretive guidance related thereto; or (f) the failure of the Company or Parent, as applicable, in and of itself, to meet any internal projections or forecasts or revenue or earnings predictions; provided that the matters set forth in clauses (a) through (e) above shall not be deemed “Excluded Matters” if they have a disproportionate impact on the Company or Parent, as applicable, relative to the other companies in the industries or industry segments in which the Company or Parent, as applicable, operate.

“Excluded Warrantholders” mean, collectively, Tullis Growth Fund, L.P.; Tullis-Dickerson Capital Focus III, L.P.; and Lighthouse Holdings Corporation.

“Excluded Warrants” means, collectively, that certain: (a) Common Stock Purchase Warrant No. 2016-1 dated April 8, 2016, issued by the Company to Tullis Growth Fund, L.P.; (b) Common Stock Purchase Warrant No. 2016-2 dated April 8, 2016, issued by the Company to Tullis-Dickerson Capital Focus III, L.P.; (c) Common Stock Purchase Warrant No. 2016-3 dated April 8, 2016, issued by the Company to Lighthouse Holdings Corporation; (d) Common Stock Purchase Warrant No. 2016-4 dated June 2016, issued by the Company to Tullis Growth Fund, L.P.;

and (e) Common Stock Purchase Warrant No. 2016-5 dated June 30, 2016, issued by the Company to Lighthouse Holdings Corporation.

“Expiration Date” means the date that is the first anniversary of the Closing Date.

“FDA” means the United States Food and Drug Administration and any successor agency thereto.

“FDCA” means the Federal Food, Drug, and Cosmetic Act and the implementing regulations of the FDA, each as may be amended from time to time.

“Final Closing Working Capital Overage” means:

(a) if (i) there was a Negative Estimated Working Capital Adjustment, and (ii) the Final Closing Working Capital exceeds the Target Working Capital by an amount in excess of the Collar, then the Final Closing Working Capital Overage shall be the amount by which Final Closing Working Capital exceeds the Target Working Capital, plus the amount of the Estimated Closing Working Capital Deficiency;

(b) if (i) there was a Negative Estimated Working Capital Adjustment, but (ii) the Final Closing Working Capital exceeds the Target Working Capital by an amount that is less than or equal to the Collar, then the Final Closing Working Capital Overage shall be the amount of the Estimated Closing Working Capital Deficiency;

(c) if (i) there was a Positive Estimated Working Capital Adjustment, and (ii) the Final Closing Working Capital exceeds the Estimated Closing Working Capital, then the Final Closing Working Capital Overage shall be the amount by which Final Closing Working Capital exceeds Estimated Closing Working Capital;

(d) if (i) there was neither a Positive Estimated Working Capital Adjustment nor a Negative Estimated Working Capital Adjustment, and (ii) the Final Closing Working Capital exceeds the Estimated Closing Working Capital by an amount in excess of the Collar, then the Final Closing Working Capital Overage shall be the amount by which the Final Closing Working Capital exceeds the Target Working Capital; or

(e) otherwise, the Final Closing Working Capital Overage shall be $0.

“Final Closing Working Capital Underage” means:

(a) if (i) there was a Positive Estimated Working Capital Adjustment, and (ii) the Target Working Capital exceeds the Final Closing Working Capital by an amount in excess of the Collar, then the Final Closing Working Capital Underage shall be the amount by which the Target Working Capital exceeds the Final Closing Working Capital, plus the amount of the Estimated Closing Working Capital Excess;

(b) if (i) there was a Positive Estimated Working Capital Adjustment, but (ii) the Target Working Capital exceeds the Final Closing Working Capital by an amount that is less than or equal to the Collar, then the Final Closing Working Capital Underage shall be the amount of the Estimated Closing Working Capital Excess;

(c) if (i) there was a Negative Estimated Working Capital Adjustment, and (ii) the Estimated Closing Working Capital exceeds the Final Closing Working Capital, then the Final Closing Working Capital Underage shall be the amount by which Estimated Closing Working Capital exceeds Final Closing Working Capital;

(d) if (i) there was neither a Positive Estimated Working Capital Adjustment nor a Negative Estimated Working Capital Adjustment, and (ii) the Target Working Capital exceeds the Final Closing Working Capital by an amount in excess of the Collar, then the Final Closing Working Capital Underage shall be the amount by which the Target Working Capital exceeds the Final Closing Working Capital; or

(e) otherwise, the Final Closing Working Capital Underage shall be $0.

“First Milestone Consideration Amount” means an amount equal to One Million Four Hundred Forty-Four Thousand Four Hundred Forty-Five Dollars ($1,444,445), which amount (for clarity) shall include the Transaction Expense First Milestone Consideration Amount.

“First Milestone Share Amount” means a number of shares of Parent Common Stock equal to (a) the First Milestone Consideration Amount divided by (b) the VWAP, which amount (for clarity) shall include the Transaction Expense First Milestone Share Amount.

“Foreign Plan” means: (a) any plan, program, policy, practice, Contract or other arrangement mandated by a Governmental Body outside the United States; (b) any Company Employee Plan that is subject to any of the Legal Requirements of any jurisdiction outside the United States; and (c) any Company Employee Plan that covers any Company Employee whose services are or have been performed primarily outside of the United States.

“Form Working Capital Statement” means that certain Statement of Working Capital attached hereto as Appendix B.

“Fraud” means, as finally determined by a court of competent jurisdiction, an actual and intentional common law fraud (and not a constructive fraud, equitable fraud or promissory fraud or negligent misrepresentation or omission, or any form of fraud, misrepresentation or omission based on recklessness or negligence) by a party to this Agreement with respect to the making of a representation or warranty or covenant by such party set forth in this Agreement upon which the claiming party relied.

“Fully Diluted Company Share Number” shall be the sum, without duplication, of (A) the aggregate number of shares of Company Common Stock outstanding immediately prior to the Effective Time (including any such shares that are subject to a repurchase option or risk of forfeiture under any restricted stock purchase agreement or other Contract and including any such shares subject to issuance pursuant to Company Options exercised prior to the Effective Time), (B) the aggregate number of shares of Company Common Stock purchasable under or otherwise subject to Company Options that are outstanding immediately prior to the Effective Time, (C) the aggregate number of shares of Company Common Stock purchasable under or otherwise subject to warrants and other rights (other than Company Options and the Excluded Warrants) to acquire shares of Company Common Stock (whether or not immediately exercisable) outstanding immediately prior to the Effective Time, (D) the aggregate number of shares of Company Common Stock issuable upon the conversion of Company Preferred Stock outstanding immediately prior to the Effective Time, (E) the aggregate number of shares of Company Common Stock issuable upon the conversion of Company Preferred Stock purchasable under or otherwise subject to warrants and other rights to acquire shares of Company Preferred Stock (whether or not immediately exercisable) outstanding immediately prior to the Effective Time and (F) the aggregate number of shares of Company Common Stock issuable upon the conversion of any convertible securities of the Company (other than shares of Company Preferred Stock) outstanding immediately prior to the Effective Time.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authorization” means any:  (a) permit, license, certificate, franchise, permission, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal); or (d) the Principal Trading Market or any other self-regulatory organization (including the NASD).

“Government Contract” means any prime contract, subcontract, letter contract, purchase order or delivery order executed or submitted to or on behalf of any Governmental Body or any prime contractor or higher-tier subcontractor, or under which any Governmental Body or any such prime contractor or subcontractor otherwise has or may acquire any right or interest.

“In-the-Money Optionholder” means any holder of an In-the-Money Option immediately prior to the Effective Time.

“Indebtedness” with respect to any Person means (a) any indebtedness or other obligation for borrowed money; (b) any obligation incurred for all or any part of the deferred purchase price of property or other assets or for the deferred cost of property or other assets constructed or of improvements thereto, other than accounts payable and other current liabilities incurred in the Ordinary Course of Business; (c) the face amount of all letters of credit issued for the account of such Person; (d) obligations (whether or not such Person has assumed or become liable for the payment of such obligation) secured by Encumbrances issued by such Person; (e) capitalized lease obligations; (f) all third party financial guarantees and similar obligations of such Person; (g) all accrued interest, fees and charges in respect of any indebtedness; (h) all bankers acceptances and overdrafts issued for the account of such Person; and (i) all interest, prepayment premiums and penalties, and any other fees, expenses, indemnities and other amounts payable as a result of the prepayment or discharge of any of the foregoing.

“Indemnifying Party” means, as the context requires, (a) the applicable Parent Indemnifying Party or (b) the applicable Equityholder Indemnifying Party, provided, however, that the Stockholder Representative shall be deemed to constitute the “Indemnifying Party” for purposes of any notice, consent or similar right of the Indemnifying Party as set forth in Article 9.

“Indemnitees” means the Parent Indemnitees or the Equityholder Indemnitees, as the context requires.

“Indemnity Pro Rata Percentage” means, with respect to: (a) any Key Stockholder for purposes of Section 9.2(b) and the other applicable provisions of Article 9 relating to the indemnification obligations of the Key Stockholders under Section 9.2(b), the percentage determined by dividing (i) the aggregate Merger Consideration and Transaction Bonus actually received hereunder by such Key Stockholder, by (ii) the aggregate Merger Consideration and Transaction Bonuses actually received hereunder by all Key Stockholders; and (b) any Equityholder Indemnifying Party for purposes of Section 9.2(a) and the other applicable provisions of Article 9 relating to the indemnification obligations of the Equityholder Indemnifying Parties under Section 9.2(a), the percentage determined by dividing (i) the aggregate Merger Consideration and Transaction Bonus actually received hereunder by such Equityholder Indemnifying Party, by (ii) the aggregate Merger Consideration and Transaction Bonuses actually received hereunder by all Equityholder Indemnifying Parties.

“Intellectual Property” means algorithms, APIs, apparatus, databases, data collections, development tools, diagrams, formulae, inventions (whether or not patentable), know-how, logos, marks (including brand names, product names, logos, and slogans), methods, network configurations and architectures, processes, proprietary information, protocols, schematics, specifications, software, software code (in any form, including source code and executable or object code), subroutines, techniques, user interfaces, URLs, web sites, works of authorship and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as instruction manuals, laboratory notebooks, prototypes, samples, studies and summaries).

“Intellectual Property Rights” means all rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights and mask works; (b) trademark and trade name rights and similar rights; (c) trade secret rights; (d) patent and industrial property rights; (e) other proprietary rights in Intellectual Property; and (f) rights in or relating to registrations, renewals, extensions, combinations, divisions, and reissues of, and applications for, any of the rights referred to in clauses “(a)” through “(e)” above.

“IRS” means the United States Internal Revenue Service.

An individual shall be deemed to have “Knowledge” of a particular fact or other matter if such individual is actually aware of such fact or other matter, after exercising reasonable diligence in the performance of his or her duties, a reasonable review of the applicable books and records, and due inquiry of those employees and independent contractors, if any, who report to such individual.  References to the “Knowledge” of the Company shall be deemed to constitute the Knowledge of Eugene Cattarina and Mark D’Addato.  References to any Key Stockholder shall be deemed to constitute the Knowledge of such Key Stockholder (or, to the extent such Key Stockholder is an Entity, of the board of directors, managing member, general partner or similar governing body thereof).  References to the “Knowledge” of Parent or Merger Sub shall be deemed to constitute the Knowledge of Pat Miles, Jeff Black and Terry Rich.

“Key Employees” means each of Richard O’Brien, Robert Snow and Christopher Brown.

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

“Material Adverse Effect” means, as to the Company or the Parent, as applicable, any change, event, effect, claim, circumstance or matter that is, or could reasonably be expected to be or have, a material adverse effect on the business, condition (financial or otherwise), assets, capitalization or liabilities of the Company or Parent, as applicable, taken as a whole, or the ability of the Company or Parent, as applicable, to perform its respective material obligations under this Agreement, except to the extent related to an Excluded Matter.

“Materials of Environmental Concern” include chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is regulated by any Environmental Law or that is otherwise a danger to health, reproduction or the environment.

“Merger Consideration” shall be the aggregate consideration that all Company Equityholders are entitled to receive pursuant to Section 1.5 and Section 1.6.

“Negative Estimated Working Capital Adjustment” means that the Target Working Capital exceeds the Estimated Closing Working Capital by an amount exceeding the Collar.

“Non-Cash Transaction Expense Recipients” means, collectively, Bulger Partners and the Transaction Bonus Recipients.

“Non-Dissenting Stockholder” means each stockholder of the Company that does not perfect such stockholder’s appraisal rights under the DGCL and is otherwise entitled to receive such Non-Dissenting Stockholder’s applicable portion of the Merger Consideration hereunder.

“Note” means a promissory note of Parent in the form attached hereto as Exhibit K.

“Note Amount” means an amount equal to $3,000,000, which amount (for clarity) shall include the Transaction Expense Note Amount.

“Note Shares” means any shares of Parent Common Stock issuable pursuant to conversion of any Notes.

“Order” means any order, writ, injunction, judgment or decree.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount).

“Organizational Documents” means the articles of incorporation, certificate of formation, certificate of incorporation, charter, bylaws, articles of formation, articles of organization, regulations, operating agreement, certificate of limited partnership, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation, organization or governance of a Person, including any amendments thereto.

“Parent Affiliate” means any Person under common control with the Parent within the meaning of Sections 414(b), (c), (m) and (o) of the Code, and the regulations issued thereunder.

“Parent Capital Stock” means Parent Common Stock and any other class of capital stock issued and outstanding of Parent as of the date hereof or as of the Closing Date.

“Parent Common Stock” means the common stock, $0.0001 par value, of Parent.

“Parent Data” means all data collected, generated, or received in connection with the marketing, delivery, or use of any product of Parent or any Parent Affiliate, including Personal Data.

“Parent Employee” means any current or former employee, consultant, independent contractor or director of Parent or any Subsidiary thereof.

“Parent Employee Agreement” means any management, employment, severance, change in control, transaction bonus, consulting, relocation, repatriation or expatriation agreement or other Contract between Parent or a Parent Affiliate and any Parent Employee, other than any such Contract that is terminable “at will” and without any obligation on the part of the Parent or any Parent Affiliate to make any payments or provide any benefits in connection with termination of such Contract.

“Parent Employee Plan” means any plan, program, policy, practice, Contract or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, and whether funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA (whether or not ERISA is applicable to such plan), that is or has been maintained, contributed to or required to be contributed to by Parent or any Parent Affiliate for the benefit of any Parent Employee, or with respect to which Parent or any Parent Affiliate has or may have any liability or obligation; provided, however, than a Parent Employee Agreement shall not be considered a “Parent Employee Plan.”

“Parent Indemnitees” means the following Persons:  (a) Parent; (b) Parent’s current and future affiliates (including the Surviving Corporation); (c) the respective Representatives of the Persons referred to in clauses “(a)” and “(b)” above; and (d) the respective successors and assigns of the Persons referred to in clauses “(a)”, “(b)” and “(c)” above; provided, however, that the stockholders of the Company shall not be deemed to be “Parent Indemnitees.”

“Parent IP” means all Intellectual Property Rights in which Parent or any Subsidiary thereof has (or purports to have) an ownership interest or an exclusive license or similar exclusive right, including the Parent Software.

“Parent Payment Amount” means the aggregate amount of cash paid by Parent to the Company from January 2, 2018 through the date of this Agreement (without giving effect to the Contemplated Transactions).

“Parent Product” means any software or other product that is currently being or at any time has been developed, manufactured, marketed, distributed, licensed, sold or made available (as part of a service bureau, time-sharing, application service provider or similar arrangement or otherwise) by Parent or any Subsidiary thereof.

“Parent Software” means any software (including software development tools and software embedded in hardware devices, and all updates, upgrades, releases, enhancements and bug fixes) owned, developed (or currently being developed), marketed, distributed, licensed or sold by Parent or any Subsidiary thereof at any time (other than non-customized third-party software that is not incorporated into any Parent Product).

“Parent Websites” means all web sites owned, operated or hosted by Parent or any Subsidiary thereof or through which Parent or any Subsidiary thereof conducts its business, and the underlying platforms for such web sites.

“PBGC” means the United States Pension Benefit Guaranty Corporation.

“Per Share Common Consideration” means the quotient of (a) the Cash Portion of the Purchase Price, plus the amount by which the Note Amount exceeds the Transaction Expense Note Amount, plus the amount by which the Warrant Amount exceeds the Transaction Expense Warrant Amount, plus the amount by which the Closing Stock Consideration Amount exceeds the Transaction Expense Closing Stock Consideration Amount, plus the amount by which the First Milestone Consideration Amount  exceeds the Transaction Expense First Milestone Consideration Amount (if any), plus the amount by which the Second Milestone Consideration Amount exceeds the Transaction Expense Second Milestone Consideration Amount, plus the Aggregate Option Exercise Amount, minus the Aggregate Preferred Stock Liquidation Preferences, divided by (b) the Fully Diluted Company Share Number.

“Per Share Merger Consideration” means: (a) with respect to each share of Company Series A Preferred Stock, the Per Share Series A Liquidation Preference, plus the Per Share Common Consideration; (b) with respect to each share of Company Series B Preferred Stock, the Per Share Series B Liquidation Preference, plus the Per Share Common Consideration; (c) with respect to each share of Company Series C Preferred Stock, the Per Share Series C Liquidation Preference, plus the Per Share Common Consideration; (d) with respect to each share of Company Series D Preferred Stock, the Per Share Series D Liquidation Preference, plus the Per Share Common Consideration; (e) with respect to each share of Company Common Stock, the Per Share Common Consideration.

“Per Share Option Consideration” means an amount equal to the sum of (a) the amount by which the Per Share Common Consideration exceeds the applicable exercise price for each share of Company Common Stock issuable upon exercise of each In-the-Money Option, plus (b) the Per Share Stockholder Representative Escrow Amount.

“Per Share Series A Liquidation Preference” means an amount equal to $1.00, plus all unpaid dividends (whether or not declared) on such share of Company Series A Preferred Stock, accrued pursuant to the terms of the Company Certificate of Incorporation as of immediately prior to the Effective Time.

“Per Share Series B Liquidation Preference” means an amount equal to $2.25, plus all unpaid dividends (whether or not declared) on such share of Company Series B Preferred Stock, accrued pursuant to the terms of the Company Certificate of Incorporation as of immediately prior to the Effective Time.

“Per Share Series C Liquidation Preference” means an amount equal to $0.6513.

“Per Share Series D Liquidation Preference” means an amount equal to $1.306356.

“Per Share Stockholder Representative Escrow Amount” means an amount equal to the Stockholder Representative Escrow Fund, divided by the Fully Diluted Company Share Number.

“Permitted Encumbrances” means: (a) Encumbrances for Taxes, assessments, charges, levies or other claims not yet due and payable or being contested in good faith; (b) materialmen’s, mechanics’, landlords’ (including statutory, common law or contractual), carriers’, workmen’s and repairmen’s Encumbrances arising in the Ordinary Course of Business and which do not, individually or in the aggregate, materially detract from the value of or impair the use of, any of the assets or properties of the Company; (c) with respect to the Leased Real Property, (i) statutory, common law and contractual landlord’s Encumbrances under any Lease, (ii) any and all Encumbrances encumbering the underlying fee interest of the Leased Real Property, (iii) such customary imperfections or irregularities of title, declarations, covenants, easements, rights-of-way, building or use restrictions, prescriptive rights, protrusions, rights and party walls existing restrictions, conditions, ordinances, charges or encumbrances or similar restrictions existing or of record, relating to such Leased Real Property, or that are visible or would be disclosed by an ALTA survey of such Leased Real Property, and (iv) zoning, building, entitlement and other land use or Environmental Laws or regulations pertaining to such Leased Real Property; (d) restrictions on transfer arising under applicable state and federal securities laws; and (e) Encumbrances arising from actions or omissions by the Parent, Merger Sub or any of their respective affiliates.

“Person” means any individual, Entity or Governmental Body.

“Personal Data” means a natural Person’s (including a customer’s or an employee’s) name, street address, telephone number, e-mail address, photograph, social security number, driver’s license number, passport number or customer or account number, or any other piece of information that allows the identification of a natural Person or is otherwise considered personally identifiable information or personal data under applicable Legal Requirements.

“Positive Estimated Working Capital Adjustment” means that the Estimated Closing Working Capital exceeds the Target Working Capital by an amount exceeding the Collar.

“Post-Closing Stock Consideration Share Amount” means all shares of Parent Common Stock issuable to the Non-Cash Transaction Expense Recipients or the Company Equityholders, as applicable, pursuant to Section 1.8(b).

“Pre-Closing Period” means the period from the date of the Agreement through the Effective Time.

“Principal Trading Market” means the Trading Market on which the Parent Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NASDAQ Global Select Market.

“Privacy Laws” means (a) each applicable Legal Requirement applicable to the protection or Processing or both of Personal Data, and includes rules relating to the U.S.-EU/Switzerland Safe Harbor, Payment Card Industry Data Security Standards, and direct marketing, e-mails, text messages or telemarketing, (b) guidance issued by a Governmental Body that pertains to one of the laws, rules or standards outlined in clause (a) and (c) industry self-regulatory principles applicable to the protection or Processing of Personal Data, direct marketing, emails, text messages or telemarketing.

“Pro Rata Percentage” means: (a) with respect to any Company Equityholder, the percentage determined by dividing (i) the aggregate Merger Consideration and Transaction Bonus receivable hereunder by such Company Equityholder, by (ii) the aggregate Merger Consideration and Transaction Bonuses receivable hereunder by all Company Equityholders; and (b) with respect to any Equityholder Indemnitees, the percentage determined by dividing (i) the aggregate Merger Consideration and Transaction Bonus receivable hereunder by such Equityholder Indemnitee, by (ii) the aggregate Merger Consideration and Transaction Bonuses receivable hereunder by all Equityholder  Indemnitees.

“Process” or “Processing” means, with respect to data, the use, collection, processing, storage, recording, organization, adaption, alteration, transfer, retrieval, consultation, disclosure, dissemination or combination of such data.

“Registered IP” means all Intellectual Property Rights that are registered, filed or issued under the authority of, with or by any Governmental Body, including all patents, registered copyrights, registered mask works and registered trademarks and all applications for any of the foregoing.

“Regulatory Approval” means, with respect to a particular jurisdiction, an approval, license, registration, notification or authorization by any Regulatory Authority as is necessary for the sale or commercialization of a product in such jurisdiction, excluding any approval of pricing and/or reimbursement for such product in such jurisdiction.  For clarity, references in this Agreement to Regulatory Approval include a clearance issued by the FDA under Section 510(k) of the FDCA, premarket approval issued by the FDA under Section 515 of the FDCA and CE marking in the European Union.

“Regulatory Authority” means any applicable federal, national, multinational, regional, state, provincial or local agency, department, bureau, commission, council, or other Governmental Body, regulating or otherwise exercising authority with respect to medical devices.  For clarity, references in this Agreement to Regulatory Authority includes the FDA and any foreign equivalent thereof.

“Representatives” means officers, directors, employees, partners, agents, attorneys, accountants, advisors and representatives.

“Schedule” means each schedule (dated as of the date of the Agreement) delivered by any party hereunder to another party hereunder.

“SEC” means the United States Securities and Exchange Commission.

“Second Milestone Consideration Amount” means an amount equal to Two Million Eight Hundred Eighty-Eight Thousand Eight Hundred Eighty-Seven Dollars and Fifty Cents ($2,888,887.50), which amount (for clarity) shall include the Transaction Expense Second Milestone Consideration Amount.

“Second Milestone Share Amount” means a number of shares of Parent Common Stock equal to (a) the Second Milestone Consideration Amount divided by (b) the VWAP, which amount (for clarity) shall include the Transaction Expense Second Milestone Consideration Amount.

“Securities” means the Shares, Warrants, Warrant Shares, Notes and Note Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Series D Offering” means the Company’s private placement of Company Series D Preferred Stock that is to be made pursuant to the terms and conditions of that certain Series D Preferred Stock Purchase Agreement, dated January 12, 2018, by and among the Company and the applicable investors party thereto.

An Entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body, or (b) more than 50% of the outstanding equity or financial interests of such Entity.

“Shares” means all shares of Parent Common Stock issuable to the Non-Cash Transaction Expense Recipients or the Company Equityholders, as applicable, pursuant to the terms and conditions of this Agreement, including all such shares issuable as part of the Closing Stock Consideration Share Amount and the Post-Closing Stock Consideration Share Amount.

“Stockholder Representative Escrow Account” means an account designated in writing by the Stockholder Representative.

“Stockholder Representative Escrow Amount” means an amount equal to Two Hundred Fifty Thousand Dollars ($250,000).

“Stockholder Representative Escrow Fund” means, as determined from time to time, the amount of any funds remaining in the Stockholder Escrow Fund, inclusive of any accrued interest.

“Target Working Capital” means an amount equal to zero dollars and zero cents ($0.00).

“Tax” means any federal, state, local, foreign or other tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax) or similar levy, assessment, tariff or duty (including any customs duty) and any fine, penalty, interest or addition to Tax, imposed, assessed or collected by or under the authority of any Governmental Body.

“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information, and any amendment to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Parent Common Stock is listed or quoted for trading on the date in question.

“Transaction Bonuses” means certain transaction bonuses payable by the Company to the Transaction Bonus Recipients.

“Transaction Bonus Recipients” means, collectively, those individuals who are identified as such on the Consideration Spreadsheet and entitled to be paid a Transaction Bonus as a result of the consummation of the Merger pursuant to their respective Transaction Bonus Agreements dated the date of this Agreement.

“Transaction Document” means this Agreement, the Notes, the Warrants, the Releases, the Registration Rights Agreement and the other Contracts required to be executed and delivered pursuant to the terms of this Agreement.

“Transaction Expense” means any fee, cost, expense or compensatory payment of the Company (including the Transaction Bonuses, any change of control bonuses or severance payments payable at Closing in connection with the Contemplated Transactions, legal fees and expenses, accounting fees and expenses and financial advisory fees and expenses), whether incurred prior to the date of the Agreement, during the Pre-Closing Period or as of the Effective Time, in connection with (i) the proposed disposition of all or a portion of the business of the Company, or the process of identifying, evaluating and negotiating with prospective purchasers of all or a portion of the business of the Company, (ii) the investigation and review conducted by Parent and its Representatives with respect to the business of the Company (and the furnishing of information to Parent and its Representatives in connection with such investigation and review), (iii) the negotiation, preparation, review, execution, delivery or performance of the Agreement (including the Schedules), the Information Statement or any certificate, opinion, Contract or other instrument or document delivered or to be delivered in connection with any of the Contemplated Transactions, (iv) the preparation and submission of any filing or notice required to be made or given in connection with any of the Contemplated Transactions or (v) the consummation of the Merger or any of the other Contemplated Transactions; in each case, to the extent not paid prior to the close of business on the Closing Date or accrued for as Current Liabilities in Closing Working Capital; provided, however, that no fee, cost, expense or compensatory payment of, or incurred by, Parent or Merger Sub shall be deemed to constitute a Transaction Expense.

“Transaction Expense Closing Stock Consideration Amount” means an aggregate amount equal to Six Hundred Four Thousand Two Hundred Sixty-Five Dollars ($604,265) to be allocated among the Non-Cash Transaction Expense Recipients in accordance with the Consideration Spreadsheet.

“Transaction Expense Closing VWAP Stock Amount” means a number of shares of Parent Common Stock determined by dividing (a) One Hundred Fifty-One Thousand Sixty-Six Dollars ($151,066) by (b) the VWAP.

“Transaction Expense Closing Stock Consideration Share Amount” means a number of shares of Parent Common Stock equal to the sum of (a) One Hundred Eighty-One Two Hundred Seventy-Nine (181,279)1 shares of Parent Common Stock, plus (b) the Transaction Expense Closing VWAP Stock Amount.

“Transaction Expense First Milestone Consideration Amount” means an aggregate amount equal to One Hundred Forty-One Thousand Five Hundred Forty-Four Dollars ($141,544), to be allocated among the Non-Cash Transaction Expense Recipients in accordance with the Consideration Spreadsheet.

[1]	Calculated by dividing $453,199 by $2.50 per share.

“Transaction Expense First Milestone Share Amount” means a number of shares of Parent Common Stock equal to (a) the Transaction Expense First Milestone Consideration Amount divided by (b) the VWAP.

“Transaction Expense Non-Cash Amount” means that portion of the Transaction Expenses payable and issuable to the Non-Cash Transaction Expense Recipients, as follows: (a) at Closing, (i) Notes in the aggregate principal amount equal to the Transaction Expense Note Amount; (ii) Warrants for the exercise of shares of a number of shares of Parent Common Stock attributable to the Transaction Expense Warrant Amount;  and (C) shares of Parent Common Stock equal to the Transaction Expense Closing Stock Consideration Share Amount; and (b) following Closing, shares of Parent Common Stock equal to the Transaction Expense First Milestone Share Amount (if any) and the Transaction Expense Second Milestone Share Amount (if any).

“Transaction Expense Note Amount” means that portion of the Note Amount equal to Fifty-Three Thousand Nine Hundred Seventy-Five Dollars ($53,975), to be allocated among the Non-Cash Transaction Expense Recipients in accordance with the Consideration Spreadsheet.

“Transaction Expense Second Milestone Consideration Amount” means that portion of the Second Milestone Consideration Amount equal to Two Hundred Eighty-Three Thousand Eighty-Seven Dollars ($283,087), to be allocated among the Non-Cash Transaction Expense Recipients in accordance with the Consideration Spreadsheet.

“Transaction Expense Second Milestone Share Amount” means that portion of the Second Milestone Share Amount consisting of a number of shares of Parent Common Stock equal to (a) the Transaction Expense Second Milestone Consideration Amount divided by (b) the VWAP.

“Transaction Expense Warrant Amount” means that portion of the Warrant Amount equal to Fifty-Three Thousand Nine Hundred Seventy-Five Dollars ($53,975), to be allocated among the Non-Cash Transaction Expense Recipients in accordance with the Consideration Spreadsheet.

“Transfer Agent” means Computershare, Inc., the current transfer agent of Parent, with a mailing address of 480 Washington Avenue, Jersey City, New Jersey 07310, and any successor transfer agent of Parent.

“VWAP” means the volume weighted average price per share of Parent Common Stock on the Nasdaq Global Select Market (as reported on Bloomberg or, if not reported thereby, another alternative source as reasonably agreed by Parent and the Company) for the period commencing on December 31, 2017 and ending on March 5, 2018, which the parties hereto agree and acknowledge is equal to $3.2575.

“Warrant” means a warrant to purchase Parent Common Stock in the form attached hereto as Exhibit L.

“Warrant Amount” means an amount equal to Three Million Dollars ($3,000,000), which will be paid through the issuance by Parent at the Closing of Warrants to purchase an aggregate of Two Million Two Hundred Thousand (2,200,000) Warrant Shares at an exercise price equal to $3.50 per share, which (for clarity) shall include the Transaction Expense Warrant Amount.

“Warrant Shares” means any shares of Parent Common Stock issuable pursuant to the exercise of any Warrants.

In addition to the foregoing terms, the following capitalized terms are defined in the referenced sections of this Agreement:

Defined Terms	Reference	Defined Terms	Reference
Agreed Amount	9.7(b)	Key Stockholder Certificate	6.6(h)
Agreement	Preamble	Key Stockholder Claim	9.7(a)
Audit Committee	4.6(b)	Key Stockholders	Preamble
Award Amount	9.7(f)	Lease(s)	2.12(a)
Bankruptcy and Equity Exceptions	2.4	Leased Real Property	2.12(a)
Basket	9.4(a)(i)	Letter of Transmittal	1.7(b)
Certificate of Merger	1.3	Material Contract	2.14(a)

Claimed Amount	9.7(a)	Merger Sub	Preamble
Closing Date	1.3	Merger	Recital A
Closing Merger Consideration	1.8(a)	National Priorities List	2.20
Closing Statement	1.10(b)(i)	Non-Controlling Party	9.6(d)
Closing	1.3	Non-Party Affiliates	10.21
Company	Preamble	Notice of Indemnification Claim	9.7(a)
Company Accounting Methodologies	1.10(a)	Out-of-Pocket Expenses	10.1(b)
Company Certificate of Incorporation	Recital D	Parent	Preamble
Company Cure Period	8.1(d)	Parent Claim	9.7(a)
Company Financial Statements	2.8(a)	Parent Confidential Information	4.9(i)
Company Interim Event	5.4(a)(ii)	Parent Cure Period	8.1(e)
Company Schedule Supplement	5.4(a)(ii)	Parent Export Approvals	4.21
Company Stock Certificate	1.7(a)	Parent Indemnifying Party	9.3(a)
Confidential Information	2.13(m)	Parent Interim Event	5.4(b)(ii)
Consideration Spreadsheet	1.11(a)	Parent Material Contract	4.10(a)
Contested Amount	9.7(b)	Parent Plans	5.19(a)
Controlling Party	9.6(d)	Parent Schedule Supplement	5.4(b)(ii)
Covered Persons	5.17(a)	Parent SEC Documents	4.6
Designated Employee	5.19(a)	Parent Stockholder Approval Outside Date	5.23
DGCL	Recital A	Pre-Closing Tax Period	9.2(a)(vi)
Dispute Period	9.7(b)	Proposal	4.3(a)
Disputed Amounts	1.10(b)(iii)	Related Party	2.22
Dissenting Shares	1.9(a)	Released Claims	5.16(a)
DWAC	1.8(a)(iv)	Releasing Parties	5.16(a)
Effective Time	1.3	Required Company Stockholder Vote	2.6
EMG	1.8(b)(i)	Required Parent Stockholder Consent	5.23
Employee	5.19(a)	Resolution Period	1.10(b)(ii)
End Date	8.1(b)	Response Notice	9.7(b)
Estimated Closing Cash	1.10(a)	Review Period	1.10(b)(ii)
Estimated Closing Statement	1.10(a)	Second Milestone	1.8(b)(ii)
Estimated Closing Working Capital	1.10(a)	Seller Released Parties	5.16(a)
Evaluation Date	4.6(c)	Statement of Objections	1.10(b)(ii)
Exchange Act Rules	4.6(b)	Stipulated Amount	9.7(e)
Export Approvals	2.28	Stockholders Meeting	5.23
Final Closing Cash	1.10(b)(iv)	Stockholder Indemnifying Party	9.2(a)
Final Closing Working Capital	1.10(b)(iv)	Stockholder Representative	Preamble
First Milestone	1.8(b)(i)	Straddle Period	5.18(a)(ii)
General Indemnity Claim	9.7(a)	Straddle Period Tax Return	5.18(a)(ii)
ICT Infrastructure	2.13(n)	Support Agreements	7.5(i)
IFU	1.8(b)(i)	Survival Period	9.1(a)
In-the-Money Option	1.6(a)	Surviving Corporation	1.1
indemnification claim	9.7(a)	Third Party Claim	9.6
Independent Accountant	1.10(b)(iii)	Third Party Claim Notice	9.6(a)
Information Statement	5.8	Unaudited Balance Sheet	2.8(a)
Initial Resolution Period	9.7(f)	Written Consent	5.8
Internal Control Event	4.6(b)

SCHEDULE A

Key Stockholders

Tullis-Dickerson Capital Focus III, L.P.
Tullis Growth Fund, L.P.
James L.L. Tullis
Lighthouse Holdings Corporation
Eugene Cattarina
Mark D’Addato
Robert Snow
Richard O’Brien
Christopher Brow

APPENDIX F

CERTIFICATE OF DESIGNATION

OF PREFERENCES, RIGHTS AND LIMITATIONS OF

THE SERIES B CONVERTIBLE PREFERRED STOCK OF

ALPHATEC HOLDINGS, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

The undersigned, Patrick S. Miles, does hereby certify that:

He is the Chief Executive Officer of Alphatec Holdings, Inc., a Delaware corporation (the “Corporation”).

The Corporation is authorized to issue 20,000,000 shares of preferred stock, of which 15,244.744 are shares of Series A Preferred Stock, and 5,317.340 have been issued and are outstanding.

The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 20,000,000 shares, $0.0001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized, without further stockholder approval, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock designated as Series B Convertible Preferred Stock, which shall consist of, except as otherwise set forth in the Purchase Agreement (as defined), up to 45,200 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock designated as Series B Convertible Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock:

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file the Certificate of Designation of Preferences, Rights and Limitations, attached hereto as Exhibit A, in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 8th day of March, 2018.

ALPHATEC HOLDINGS, INC.
a Delaware corporation,

By:	/s/ Patrick S. Miles
Patrick S. Miles, Chief Executive Officer

Exhibit A

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF THE SERIES B CONVERTIBLE PREFERRED STOCK OF

ALPHATEC HOLDINGS, INC.

Pursuant to Section 151 of the Delaware General Corporation Law

Section 1.	Definitions	F-6
Section 2.	Designation, Amount and Par Value	F-6
Section 3.	Dividends	F-6
Section 4.	Voting Rights	F-6
Section 5.	Liquidation	F-6
Section 6.	Mandatory Conversion	F-6
(a)	Mandatory Conversion Upon Stockholder Approval	F-6
(b)	Conversion Price	F-6
(c)	Mechanics of Conversion	F-6
(d)	Obligation Absolute; Partial Liquidated Damages	F-6
(e)	Reservation of Shares Issuable Upon Conversion	F-6
(f)	Fractional Shares	F-6
(g)	Transfer Taxes and Expenses	F-6
Section 7.	Certain Adjustments	F-6
(a)	Stock Dividends and Stock Splits	F-6
(b)	Subsequent Equity Sales	F-6
(c)	Subsequent Rights Offerings	F-6
(d)	Pro Rata Distributions	F-6
(e)	Fundamental Transaction	F-6
(f)	Calculations	F-6
(g)	Notice to the Holders	F-6
Section 8.	Miscellaneous	F-6
(a)	Notices	F-6
(b)	Absolute Obligation	F-6
(c)	Lost or Mutilated Series B Preferred Stock Certificate	F-6
(d)	Governing Law	F-6
(e)	Waiver	F-6
(f)	Severability	F-6
(g)	Next Business Day	F-6
(h)	Headings	F-6
(i)	Status of Converted or Redeemed Series B Preferred Stock	F-6

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF THE SERIES B CONVERTIBLE PREFERRED STOCK OF

ALPHATEC HOLDINGS, INC.

Pursuant to Section 151 of the Delaware General Corporation Law

TERMS OF SERIES B PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Base Conversion Price” shall have the meaning set forth in Section 7(b).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Incorporation” shall have the meaning set forth in Section 4.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.2 of the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that registers the resale of all Conversion Shares of the Holders, who shall be named as “selling stockholders” therein and meets the requirements of the Registration Rights Agreement.

“Delaware Courts” shall have the meaning set forth in Section 8(d).

“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 7(b).

“Effective Date” means the date that the Conversion Shares Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Escrow Agent” means Signature Bank, a New York State chartered bank and having an office at 261 Madison Avenue, New York, New York 10016.

“Escrow Agreement” means the escrow agreement entered into prior to the date of the Purchase Agreement, by and among the Corporation, the Placement Agent and the Escrow Agent pursuant to which the Holders shall deposit Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

“Exempt Issuance” shall have the meaning given such term in the Purchase Agreement.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“Holder(s)” shall have the meaning given such term in Section 3.

“Liquidation” shall have the meaning set forth in Section 5.

“Mandatory Conversion” shall have the meaning set forth in Section 6(a).

“Mandatory Conversion Date” shall have the meaning set forth in Section 6(a).

“Merger Agreement” means the Agreement and Plan of Merger, dated as of March 6, 2018, by and among the Corporation, Safari Merger Sub, Inc., SafeOp Surgical, Inc., and the Other parties thereto.

“Nasdaq Insider” means any officer, director, employee or consultant of the Corporation, as those terms are interpreted pursuant to Nasdaq Listing Rule 5635(c).

“Original Issue Date” means the date of the first issuance of any shares of the Series B Preferred Stock regardless of the number of transfers of any particular shares of Series B Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series B Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Securities Purchase Agreement, dated March 8, 2018, among the Corporation and the other parties named therein, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Rights Agreement” means the Registration Rights Agreement, dated March 8, 2018, among the Corporation the other parties named therein, in the form of Exhibit C attached to the Purchase Agreement, as amended, modified or supplemented from time to time in accordance with its terms.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Series B Preferred Stock and the Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” means the Corporation’s Series A Convertible Preferred Stock.

“Series B Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by the Transaction Documents and the Merger Agreement, including but not limited to (i) the issuance of any of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date without regard to any restrictions or limitations set forth under this Certificate of Designation or under the Warrants, (ii) the issuance of shares of Common Stock upon conversion or otherwise as provided in this Certificate of Designation, to Nasdaq Insiders, at prices less than market value of the Common Stock in a private placement, and (iii) the issuance of shares of Common Stock pursuant to the Merger Agreement, including pursuant to the warrants and convertible note issued thereunder, and (iv) the issuance, if any, of Additional Shares (as defined in the Purchase Agreement) pursuant to Section 4.19 of the Purchase Agreement. .

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” shall mean, as to each Holder, the aggregate amount to be paid for the Series B Preferred Stock and Warrants purchased pursuant to the Purchase Agreement as specified below such Holder’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Corporation as set forth on Schedule 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(e).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Escrow Agreement, the Lock-Up Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means Computershare, Inc., the current transfer agent of the Corporation, with a mailing address of 480 Washington Avenue, Jersey City, New Jersey 07310, and any successor transfer agent of the Corporation.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Series B Preferred Stock and the Warrant Shares.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Holder at the Closing in accordance with Section 2.2 of the Purchase Agreement, which Warrants shall be exercisable following and only following Stockholder Approval, and have a term of exercise equal to five years thereafter, in the form of Exhibit D attached to the Purchase Agreement.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and the number of shares so designated shall be up to 45,200. Each share of Series B Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the “Stated Value”).

Section 3. Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, all of the holders of the Series B Preferred Stock (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series B Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Series B Preferred Stock.

Section 4. Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Series B Preferred Stock shall have no voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of 75% of the then outstanding shares of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend (by amendment, merger, consolidation or otherwise) this Certificate of Designation, (b) amend (by amendment, merger, consolidation or otherwise) the Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of Series B Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series B Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder, unless such notice is waived by the affirmative vote of the Holders of 75% of the then outstanding shares of the Series B Preferred Stock.

Section 6. Mandatory Conversion.

(a) Mandatory Conversion Upon Stockholder Approval. Notwithstanding anything herein to the contrary, on the date Stockholder Approval is obtained and deemed effective (the “Mandatory Conversion Date”), without any required notice to the Holder or from the Holder, the Corporation shall convert all of the Holder’s shares of Series B Preferred Stock (the “Mandatory Conversion”) into Conversion Shares at the then effective Conversion Price on the Mandatory Conversion Date. In connection with the Mandatory Conversion, each share of Series B Preferred Stock shall be convertible into that number of shares of Common Stock determined by dividing the Stated Value of such Series B Preferred Stock by the Conversion Price. Until Stockholder Approval has been obtained, no conversion of shares of Series B Preferred Stock shall occur, and the Corporation shall not effect any conversion of shares of Series B Preferred Stock for the account of Holder. Series B Preferred Stock converted into Common Stock shall be canceled, shall no longer be outstanding or designated as Series B Convertible Preferred Stock, and shall resume the status of authorized but unissued shares of preferred stock of the Corporation.

(b) Conversion Price. The conversion price for the Series B Preferred Stock shall equal $3.15, subject to adjustment herein (the “Conversion Price”).

(c) Mechanics of Conversion. Not later than the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) (the “Share Delivery Date”) after the Mandatory Conversion Date, the Corporation shall cause to be delivered to the Holder by in book-entry format registered with the Corporation’s Transfer Agent, or by delivery of share certificates, the number of Conversion

Shares being acquired, which, on or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement). As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of Mandatory Conversion.

(d) Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(a) on the Share Delivery Date, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of Series B Preferred Stock held by each Holder, $5 per Trading Day (increasing to $10 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(e) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 6) upon the conversion of the then outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Conversion Shares Registration Statement (subject to such Holder’s compliance with its obligations under the Registration Rights Agreement).

(f) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(g) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Series B Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Series B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Equity Sales. From the Closing Date until the date that is the earlier of (i) the one-year anniversary of the Effective Date or (ii) the date on which there are no shares of this Series B Preferred Stock outstanding, if the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price, provided that the Base Conversion Price shall not be less than $0.40. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance.

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series B Preferred Stock (without regard to any limitations on conversions, including without limitation, the limitations prior to Stockholder Approval) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(d) Pro Rata Distributions. During such time as this Series B Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Series B Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Series B Preferred Stock immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

(e) Fundamental Transaction.

(i) If, at any time while this Series B Preferred Stock is outstanding,

(A) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person,

(B) the Corporation, directly or indirectly, effects any sale, lease, exclusive license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions,

(C) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock,

(D) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or

(E) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination)

(each a “Fundamental Transaction”), then,

(ii) upon any subsequent conversion of this Series B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(a) or Section 6(d) on the conversion of this Series B Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series B Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(a) or Section 6(d) on the conversion of this Series B Preferred Stock).

(iii) For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.

(iv) If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Preferred Stock following such Fundamental Transaction.

(v) To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration.

(vi) The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to Holders and approved by Holders (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of each Holder deliver to such Holder in exchange for this Series B Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series B Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series B Preferred Stock (without regard to any limitations on the conversion of this Series B Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series B Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.

(vii) Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(f) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(g) Notice to the Holders.

(i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Conversion by Holder. If

(A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock,

(B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock,

(C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights,

(D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or

(E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation,

then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series B Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (ii) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

(iii) To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Series B Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder shall be in writing and delivered personally, by facsimile or e-mail attachment, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: General Counsel, facsimile number (760) 431-9083, e-mail address chunsaker@alphatecspine.com, or such other facsimile number, e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile or e-mail attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Series B Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

(c) Lost or Mutilated Series B Preferred Stock Certificate. If a Holder’s Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the state of Delaware (the “Delaware Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Delaware Courts, or such Delaware Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of the Series B Preferred Stock granted hereunder may be waived as to all shares of the Series B Preferred Stock (and the Holders thereof) upon the written consent of the Holders of 75% of the shares of the Series B Preferred Stock then outstanding, unless a higher percentage is required by applicable law, in which case the written consent of the Holders of not less than such higher percentage shall be required.

(f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(i) Status of Converted or Redeemed Series B Preferred Stock. Shares of Series B Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series B Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B Convertible Preferred Stock.

********************

APPENDIX G

SECURITIES PURCHASE AGREEMENT

by and among

ALPHATEC HOLDINGS, INC.

and

EACH PURCHASER IDENTIFIED ON THE SIGNATURE PAGES HERETO

Page
ARTICLE 1 DEFINITIONS		G-6
1.1	Definitions	G-6
ARTICLE 2 PURCHASE AND SALE		G-6
2.1	Subscription	G-6
2.2	Closing	G-6
2.3	Deliveries by the Company	G-6
2.4	Payment for Securities and other Deliveries by the Purchaser	G-6
2.5	Closing Conditions	G-6
ARTICLE 3 REPRESENTATIONS AND WARRANTIES		G-6
3.1	Representations and Warranties of the Company	G-6
3.2	Representations and Warranties of the Purchasers	G-6
ARTICLE 4 OTHER AGREEMENTS OF THE PARTIES		G-6
4.1	Transfer Restrictions	G-6
4.2	Furnishing of Information; Public Information	G-6
4.3	Integration	G-6
4.4	Securities Laws Disclosure; Publicity	G-6
4.5	Stockholder Rights Plan	G-6
4.6	Non-Public Information	G-6
4.7	Use of Proceeds	G-6
4.8	Indemnification of Purchasers	G-6
4.9	Reservation of Securities; Stockholder Approval	G-6
4.10	Listing of Common Stock	G-6
4.11	Director Rights	G-6
4.12	Subsequent Equity Sales	G-6
4.13	Equal Treatment of Purchasers	G-6
4.14	Certain Transactions and Confidentiality	G-6
4.15	Form D; Blue Sky Filings	G-6
4.16	Acknowledgment of Dilution	G-6
4.17	Amendment, Modification or Waiver of Lock-Up and Support Agreements	G-6
4.18	Preemptive Rights	G-6
4.19	Dilutive Issuance	G-6
ARTICLE 5 MISCELLANEOUS		G-6
5.1	Termination	G-6
5.2	Fees and Expenses	G-6
5.3	Entire Agreement	G-6
5.4	Notices	G-6
5.5	Amendments; Waivers	G-6
5.6	Headings	G-6
5.7	Successors and Assigns	G-6
5.8	No Third-Party Beneficiaries	G-6
5.9	Governing Law	G-6
5.10	Survival	G-6
5.11	Execution	G-6
5.12	Severability	G-6
5.13	Rescission and Withdrawal Right	G-6
5.14	Replacement of Securities	G-6
5.15	Remedies	G-6
5.16	Payment Set Aside	G-6
5.17	Independent Nature of Purchasers’ Obligations and Rights	G-6
5.18	Liquidated Damages	G-6
5.19	Saturdays, Sundays, Holidays, etc	G-6
5.20	Construction	G-6
5.21	WAIVER OF JURY TRIAL	G-6

i

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”) is dated as of March 8, 2018, by and among Alphatec Holdings, Inc., a Delaware corporation (the “Company”), and the purchasers listed on the signature pages attached to this Agreement (each purchaser, including its respective successors and assigns, also referred to herein as a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company desires to issue and sell to the Purchasers, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Securities”), as part of the Company’s offering of the Securities in an aggregate amount of up to $45,200,000 (the “Offering”), on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, this Offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, pursuant to exemptions from registration, including, without limitation, exemptions under Section 4(a)(2) of the Securities Act, and exemptions for private offerings made to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE 1
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Additional Shares” shall have the meaning assigned to such term in Section 4.19.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Base Conversion Price” shall have the meaning assigned to such term in Section 4.19.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation of the Company’s Series B Convertible Preferred Stock to be filed prior to the Closing by the Company with the Secretary of State of the State of Delaware, in the form of Exhibit A attached hereto.

“Closing” means the initial closing for at least the Minimum Offering Amount of the Securities pursuant to Section 2.2, and one or more subsequent closings, if any, within five (5) Business Days from the date of the initial Closing, with respect to the balance of Subscription Amounts up to the Maximum Offering Amount in the aggregate.

“Closing Date” means the date of the initial Closing in accordance with Section 2.2. With respect to those Purchasers (“Subsequent Purchasers”), if any, who close with the Company after the initial Closing Date and with respect to additional Subscription Amounts above the Minimum Offering Amount and up to the Maximum Offering Amount, Closing Date shall have reference to the date of any such subsequent Closing in accordance with Section 2.2.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Durham Jones & Pinegar, PC, with offices located at 192 East 200 North, 3rd Floor, St. George, Utah 84770, and 111 South Main Street, Suite 2400, Salt Lake City, Utah 84111.

“Conversion Price” shall initially be $3.15 per share, as adjusted from time to time pursuant to the Certificate of Designation.

“Conversion Shares” shall have the meaning ascribed to such term in the Certificate of Designation.

“Dilutive Issuance” shall have the meaning assigned to such term in Section 4.19.

“Dilutive Issuance Notice” shall have the meaning assigned to such term in Section 4.19.

“Director Rights Period” shall have the meaning ascribed to such term in Section 4.11(b).

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Effective Conversion Price” shall have the meaning assigned to such term in Section 4.19.

“Effective Date” means the earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, (b) all of the Underlying Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one-year anniversary of the initial Closing Date provided that no holder of Underlying Shares is an Affiliate of the Company, (d) all of the Underlying Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Company Counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Underlying Shares pursuant to such exemption, which opinion shall be in form and substance reasonably acceptable to such holders, or (e) such date as agreed to in writing by the Company and the Lead Investor.

“Escrow Agent” means Signature Bank, a New York State chartered bank, with offices at 261 Madison Avenue, New York, New York 10016.

“Escrow Agreement” means the escrow agreement entered into prior to the date hereof, by and among the Company, the Escrow Agent and the Placement Agent pursuant to which the Purchasers shall deposit Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means (i) the issuance of (a) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan (or, with respect to consultants, pursuant to a written compensation agreement), in each case duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company (including, but not limited to, such pre-existing plans established by the Board of Directors pursuant to distributor incentive plans, surgeon development agreements, and/or licensing agreements), or the filing of a Registration Statement on Form S-8 with respect thereto (provided that issuances to consultants shall not exceed 400,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits and the like) in any 12 month period and such issuances shall be unregistered and carry no registration rights), (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued to the Company’s distributors or sales agents in an aggregate amount not to exceed 200,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits and the like) in any 12-month period, provided such shares are not registered and carry no registration rights, (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (e) shares of Common Stock and Warrants issued to insiders of the Company concurrently with the Closing provided that such issuance is deemed an at-market offering for purposes of the Trading Market and shall include terms no more favorable to such insiders than the terms offered hereunder and (f) securities issued pursuant to the Exercise Agreement, and (ii) following the Effective Date, the filing of a universal shelf registration statement on Form S-3 (but not any take down off such registration statement).

“Exercise Agreement” means the Warrant Exercise Agreement between the Company and the holder of warrants to purchase shares of Common Stock identified therein.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” shall have the meaning ascribed to such term in Section 3.1(kk).

“FDCA” shall have the meaning ascribed to such term in Section 3.1(kk).

“Fundamental Representations” mean (i) with respect to the Company, Section 3.1(a), 3.1(b), 3.1(c), 3.1(f), 3.1(g), 3.1(t) and 3.1(uu), and (ii) with respect to each Purchaser, Section 3.2(a).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Insider” shall mean an “insider” as interpreted by Nasdaq in the application of Nasdaq Rule 5635, including any officer, director, employee or consultant of the Company.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Investor Director” shall have the meaning ascribed to such term in Section 4.11(a).

“Lead Investor” shall mean L-5 Healthcare Partners, LLC, a Delaware limited liability company.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“LI Group” shall have the meaning ascribed to such term in Section 4.11(a).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreement” means the Lock-Up Agreement, dated as of the date hereof, by and among the Company and the directors and officers, in the form of Exhibit B attached hereto.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Maximum Offering Amount” means Forty Five Million Two Hundred Thousand Dollars ($45,200,000).

“Merger Agreement” means the Agreement and Plan of Merger, dated as of the date hereof, among the Company, Safari Merger Sub, Inc., a wholly-owned subsidiary of the Company, and SafeOp Surgical, Inc., a Delaware corporation.

“Minimum Offering Amount” means Twenty Nine Million Dollars ($29,000,000).

“Nasdaq” shall mean The NASDAQ Stock Market LLC (or any successor entity).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pharmaceutical Product” shall have the meaning ascribed to such term in Section 3.1(jj).

“Placement Agent” means Raymond James & Associates, Inc.

“Preferred Stock” means up to 45,200 shares of the Company’s Series B Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proxy Statement” shall have the meaning ascribed to such term in Section 4.9(c).

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.2(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.2(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit C attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Underlying Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including the Underlying Shares issuable upon exercise in full of all Warrants and conversion in full of all shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Preferred Stock are held until the third anniversary of the Closing Date.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Preferred Stock, the Warrants and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Special Meeting” shall have the meaning ascribed to such term in Section 4.9(c).

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents and the Merger Agreement, including but not limited to (i) the issuance of any of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date without regard to any restrictions or limitations set forth under the Certificate of Designation or under the Warrants, (ii) the issuance of shares of Common Stock upon conversion or otherwise as provided in the Certificate of Designation, to Nasdaq Insiders, at prices less than market value of the Common Stock in a private placement, (iii) the issuance of shares of Common Stock pursuant to the Merger Agreement, including pursuant to the warrants and convertible note issued thereunder, and (iv) the issuance, if any, of Additional Shares pursuant to Section 4.19.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stated Value” means $1,000 per share of Preferred Stock.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Preferred Stock and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Supplemental Disclosure” means the information provided to Purchasers regarding the Merger and the Merger Agreement, set forth in Exhibit E hereto.

“Threshold Ownership Percentage” shall have the meaning ascribed to such term in Section 4.11(a).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, and the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement, the Lock-Up Agreements, the Support Agreements, all exhibits and schedules thereto and hereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare, Inc., the current transfer agent of the Company, with a mailing address of 480 Washington Avenue, Jersey City, New Jersey 07310, and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants, in each case, without regard to any conversion or exercise limits therein.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.3(a) hereof, which Warrants shall be exercisable immediately upon Stockholder Approval and have a term of exercise equal to five years from the date of such Stockholder Approval, in the form of Exhibit D attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE 2
PURCHASE AND SALE

2.1 Subscription. On the terms and subject to the conditions hereof, each Purchaser hereby subscribes for the Securities set forth opposite such Purchaser’s name in Schedule I hereto for the aggregate purchase price set forth in Schedule I, which is payable as described in Section 2.4 below. The Purchasers acknowledge that the Securities will be subject to restrictions on transfer as set forth in this Agreement.

2.2 Closing. At the initial Closing, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Purchaser agrees to purchase, (i) such number of shares of Preferred Stock equal to the quotient obtained by dividing (x) such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser by (y) the Stated Value, and (ii) such number of Warrants as determined pursuant to Section 2.3(c).  Thereafter, and in any event within five (5) Business Days of the initial Closing, the Company agrees to sell, and each Subsequent Purchaser shall purchase, at the same price as pursuant to the foregoing sentence, such amount of shares of Preferred Stock and Warrants as may be mutually agreed upon by the Company and such Subsequent Purchaser; provided that the aggregate amount to be paid for the shares of Preferred Stock issued to all Subsequent Purchasers shall not exceed, together with the Minimum Offering Amount, the Maximum Offering Amount.  At the Closing, the Company shall deliver to each Purchaser its respective shares of Preferred Stock and Warrants, and the Company and each Purchaser shall deliver the other items set forth in Section 2.3 and 2.4 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Section 2.5, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree on the first (1st) Business Day following the satisfaction or waiver of the covenants and conditions set forth in Section 2.5 (other than those covenants and conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such covenants and conditions).

2.3 Deliveries by the Company. At the Closing, the Subscription Amount shall be released from escrow in accordance with the terms of the Escrow Agreement, and the Company shall deliver or cause to be delivered to each Purchaser the following:

(a) a legal opinion of Company Counsel, in form reasonably satisfactory to the Purchasers and the Placement Agent addressed to each of the Purchasers and the Placement Agent;

(b) for each Purchaser, as applicable, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate or in book entry form, at the Purchaser’s election (unless a Purchaser indicates otherwise, shares of Preferred Stock shall be delivered in book entry form), evidencing such number of shares of Preferred Stock purchased by such Purchaser at the Closing pursuant to Section 2.2 and evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of the State of Delaware (such shares of Preferred Stock may be delivered within three Trading Days of the Closing Date);

(c) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 85% of such Purchaser’s Conversion Shares, with an exercise price equal to $3.50 per share, subject to adjustment therein (such Warrant may be delivered within three Trading Days of the Closing Date);

(d) the Company shall have provided each Purchaser with the Escrow Agent’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(e) the delivery of support/voting agreements with respect to the Stockholder Approval, in form and substance satisfactory to the Purchasers (the “Support Agreements”), from stockholders representing at least a majority of the issued and outstanding Common Stock as of the date hereof (without giving effect to any issuance of shares pursuant to the Merger Agreement);

(f) the Lock-Up Agreements; and

(g) the Registration Rights Agreement duly executed by the Company.

2.4 Payment for Securities and other Deliveries by the Purchasers. At the Closing, each Purchaser shall deliver or cause to be delivered to the Company or the Escrow Agent, as applicable, the following:

(a) to Escrow Agent, such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company pursuant to Section 2.3(d); and

(b) to the Company, the Registration Rights Agreement duly executed by such Purchaser.

2.5 Closing Conditions.

(a) Company Closing Conditions. The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in (x) all respects of the Fundamental Representations of the Purchasers as of the date of this Agreement and as of the Closing Date (except for such Fundamental Representations that expressly speak as of an earlier date, which representations and warranties shall be true and correct only as of such specified date) and (y) all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) of the other representations and warranties of the Purchasers contained herein as of the date of this Agreement and as of the Closing Date (except for representations and warranties that expressly speak as of an earlier date, which representations and warranties shall be true and correct only as of such specified date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing shall have been performed in all material respects; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.4 of this Agreement.

(b) Purchaser Closing Conditions. The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in (x) all respects of the Fundamental Representations of the Company as of the date of this Agreement and as of the Closing Date (except for such Fundamental Representations that expressly speak as of an earlier date, which representations and warranties shall be true and correct only as of such specified date) and (y) all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) of the other representations and warranties of the Company contained herein as of the date of this Agreement and as of the Closing Date (except for representations and warranties that expressly speak as of an earlier date, which representations and warranties shall be true and correct only as of such specified date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.3 of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(c) Additional Closing Conditions. The Closing is also subject to the following conditions:

(i) the closing of the merger pursuant to the Merger Agreement shall occur concurrently with or prior to the Closing, on terms previously disclosed to the Purchasers and without any amendment thereto;

(ii) the Company shall have obtained (x) waivers of compliance, in form and substance reasonably satisfactory to the Lead Investor, with fixed charge ratios and related covenants under its credit facilities with MidCap Funding IV, LLC and Globus Medical Ireland, Ltd. through March 31, 2019, and (y) an extension of its credit facilities with MidCap Funding IV, LLC to at least 2021;

(iii) members of the Company’s management and Board of Directors shall have invested a minimum of $4,000,000 in the Offering, under the terms and conditions of this Agreement, subject to compliance with the rules and regulations of Nasdaq; and

(iv) the Company shall have received approval from the Nasdaq of an Application for Listing of Additional Shares covering the Securities.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser and the Placement Agent:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (ii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (v) Stockholder Approval and the filing of the Certificate of Designation with the Secretary of State of the State of Delaware (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans, and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof and in Schedule 3.1(i): (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j) Litigation. There is no material action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) (including but not limited to any Action that adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities).  Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other material contract or agreement or any restrictive covenant in favor of any third party, and, to the Company’s knowledge, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws.The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all material patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a notice (written or otherwise) of a material claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person in a manner that, or the effect of which, is material to the Company. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has been notified in writing that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000, individually or in the aggregate, other than for: (i) payment of salary for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company or its Subsidiaries.

(t) Certain Fees. Other than the fees payable to the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w) Registration Rights. Other than each of the Purchasers or as set forth on Schedule 3.1(w), no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth on Schedule 3.1(x), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti‑takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities, in each case, without regard to any conversion or exercise limits in respect thereof.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, and the Supplemental Disclosure, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, when taken together with the SEC Reports and the Disclosure Schedules and Supplemental Disclosure to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $200,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness for borrowed money of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $200,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(cc) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(ff) Accountants. The Company’s independent registered public accounting firm is set forth on Schedule 3.1(ff) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ended December 31, 2017.

(gg) No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(hh) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii) Acknowledgment Regarding Purchasers’ Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(kk) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(ll) Form S-3 Eligibility. The Company is eligible to register the resale of the Securities for resale by the Purchasers on Form S-3 promulgated under the Securities Act.

(mm) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(nn) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(oo) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(pp) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or

Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(qq) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(rr) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(ss) Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(tt) Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(uu) Support Agreements.  Stockholders of the Company representing the requisite number of shares of Common Stock in respect of the Stockholder Approval have executed and delivered to the Company the Support Agreements, each of which has not been revoked and is otherwise in full force and effect.

3.2Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company and, in the case of each Purchaser other than the Lead Investor, to the Placement Agent as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any Preferred Stock, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, financial condition and results of operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by such Purchaser or its advisors, if any. Such Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto), the Supplemental Disclosure, and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Each Purchaser other than the Lead Investor acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which each Purchaser other than the Lead Investor agrees need not be provided to it. In connection with the issuance of the Securities to each Purchaser other than the Lead Investor, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, agents and Affiliates bound by a duty of confidentiality to such Purchaser, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Purchaser (or its broker or other financial representative) to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised or Preferred Stock is converted at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Warrants Shares issued with a restrictive legend.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $5 per Trading Day (increasing to $10 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (A) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (B) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other reasonable, out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other reasonable, out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (1) such number of Underlying Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (2)

the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Underlying Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii), at which point the Company’s obligation to deliver such certificate shall terminate and such Securities shall be cancelled.

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Furnishing of Information; Public Information.

(a) Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing on the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to 1.5% of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby in form and substance reasonably satisfactory to the Lead Investor and the Placement Agent, and (b) file a Current Report on Form 8-K, including the Transaction Documents and Supplemental Disclosure as exhibits thereto, with the Commission within the time required by the Exchange Act in form and substance reasonably satisfactory to the Lead Investor. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company shall consult with the Lead Investor in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release or otherwise make any such public statement without the prior consent of the Lead Investor, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the Company shall promptly provide the Lead Investor with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.5 Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Supplemental Disclosure, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, and of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder solely for the transactions contemplated by the Merger Agreement, working capital purposes, or strategic transactions approved by a majority of disinterested directors of the Company, and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations.

4.8 Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Parties, with respect to any of the transactions contemplated by the Transaction Documents (unless and to the extent such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing (but the failure to provide such notice shall not affect the rights of such Purchaser Party to indemnification pursuant to this Section 4.8 except to the extent that the Company is materially prejudiced thereby), and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to (A) any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or (B) any conduct by such Purchaser Party which constitutes gross negligence or willful misconduct. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9 Reservation of Securities; Stockholder Approval.

(a) The Company shall maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents, without regard to any conversion or exercise limits therein.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use reasonable best efforts to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as reasonably practicable and in any event not later than the 60th day after such date, provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

(c) The Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) (the “Special Meeting”) no later than May 17, 2018, or, in the case of a review by the Commission, no later than June 14, 2018, for the purpose of obtaining Stockholder Approval, with the recommendation of the Board of Directors that such proposal be approved, and the Company shall, as promptly as practicable after the Closing Date (but in no event more than 20 Business Days thereafter), file a proxy statement (the “Proxy Statement”) with the Commission to solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in the Proxy Statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval on or before the 75th calendar day following the Closing Date.  If the Company does not obtain Stockholder Approval at the first meeting, the Company shall take all actions necessary in order to call a meeting every four months thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the Preferred Stock is no longer outstanding.

(d) The Company shall promptly notify the Lead Investor upon the receipt of any comments from the Commission or its staff or any written request from the Commission or its staff for amendments or supplements to the Proxy Statement, and the Company shall provide the Lead Investor with copies of all correspondence between it and its representatives, on the one hand, and the Commission and its staff, on the other hand, relating to the Proxy Statement or the transactions contemplated hereby.  The Company shall (i) cause the Proxy Statement to comply as to form with the requirements of the Exchange Act applicable thereto and (ii) use reasonable best efforts to respond, with the assistance of, and after consultation with, the Lead Investor, as provided by this Section 4.9(d) as promptly as practicable to any comments of the Commission with respect to the Proxy Statement.  If, at any time prior to the Special Meeting, any information relating to the Company or any of its Affiliates, officers or directors is discovered by the Company that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement or the other filings shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Company shall promptly notify the Lead Investor thereof, and an appropriate amendment or supplement describing such information shall be filed with the Commission and, to the extent required by applicable law, disseminated to the stockholders of the Company.  Prior to the filing or distribution of the Proxy Statement (or any amendment or supplement thereto) or responding to any Commission comments on the Proxy Statement, the Company shall (A) provide the Lead Investor with a reasonable opportunity to review and comment on the Proxy Statement and all amendments or supplements to the foregoing documents and (B) consider in good faith such comments reasonably proposed by the Lead Investor.  The Company shall, as soon as reasonably practicable following the date the Commission confirms that it has no further comments on the Proxy Statement, take all action necessary to establish a record date for, call, give notice of, and hold, the Special Meeting for the purpose of obtaining the Stockholder Approval.

4.10 Listing of Common Stock. The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.11 Director Rights. During the Director Rights Period (as defined below), at the initial Closing and at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors of the Company are to be elected by written consent:

(a) Immediately following the Closing, and for so long thereafter as the Lead Investor, together with its Affiliates and its and its Affiliates’ respective members, stockholders, owners, equity holders and family members (collectively, the “LI Group”), beneficially own at least 12.5% of the Common Stock of the Company on a fully diluted basis, calculated as provided below (the “Threshold Ownership Percentage”), the Board of Directors of the Company shall consist of a maximum of thirteen (13) directors, and the Lead Investor shall have the exclusive right to nominate, and to directly elect, up to two (2) members of the Board of Directors (each, an “Investor Director”), each of whom shall be appointed to the Board of Directors of the Company immediately following the Closing; provided, however, that in compliance with Nasdaq Listing Rule 5640, the number of Investor Directors shall be reduced to one, if the LI Group’s beneficial ownership as defined above is reduced to less than 12.5% but is at least 7.5% of the issued and outstanding Common Stock of the Company on a fully diluted basis (calculated as provided in clause (h) below).

(b) Notwithstanding paragraph (a) above, the Lead Investor shall not have any right to nominate and directly elect any Investor Directors if the LI Group’s beneficial ownership of Common Stock is reduced below 7.5% (the “Directors Rights Period”).

(c) Any decrease in the number of Investor Directors pursuant to paragraph (a) above shall not require any Investor Directors to resign intra‑term.

(d) The Lead Investor may remove any Investor Director, which removal may be at any time and from time to time, with or without cause.

(e) If any Investor Director ceases to serve in such capacity prior to the end of his or her term for any reason, the resulting vacancy on the Board of Directors shall be filled with a director by the Lead Investor.

(f) If the LI Group is the beneficial owner of at least 12.5% of the issued and outstanding Common Stock of the Company on a fully diluted basis, calculated as provided below, each non-traditional or special committee of the Board of Directors shall include, as of immediately following the Closing, at least one Investor Director as a member. In addition, as determined by the full Board of Directors, and provided that such Investor Directors are “independent” if required pursuant to Nasdaq Listing Rule 5605, and considering the Investor Directors’ credentials, contributions, experience and expertise, the composition of the committee at the time and other relevant circumstances, the Investor Directors will be considered (unless they decline to serve in writing) as part of the normal nominating and appointment processes for committee composition for the traditional Board of Directors committees (compensation, audit, nominating and governance).

(g) In addition to its other rights hereunder, during the Director Rights Period, one of the Investor Directors shall be permitted to attend as an observer any meetings of traditional Board of Director committees.

(h) For purposes of this Section 4.11 and determining the beneficial ownership of the LI Group, the issued and outstanding shares of Common Stock of the Company to be included in respect of the calculation of “fully diluted basis” shall be limited to the following: (i) all shares of Common Stock issued and outstanding; (ii) all Preferred Stock issued under this Agreement on an as-converted basis; (iii) all Series A Preferred Stock of the Company issued and outstanding on an as-converted basis; (iv) the Warrants on an as-exercised basis; and (v) the warrants issued by the Company in its private placement in March 2017, on an as-exercised basis.

4.12 Subsequent Equity Sales.

(a) From the date hereof until ninety (90) days after the Effective Date, other than with respect to the transactions contemplated by this Agreement, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

(b) From the date hereof until the earliest of the time that no Purchaser owns any of the Warrants or two years following the Effective Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price; provided, however, the Company may, commencing 90 days after the Effective Date, enter into a sales or similar agreement for an “at the market offering” (as defined in Rule 415 under the Securities Act) and make sales thereunder. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Unless and until the Stockholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents other than Exempt Issuances. Any Purchaser shall be entitled to injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(d) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.13 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.16 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.17 Amendment, Modification or Waiver of Lock-Up and Support Agreements. The Company shall not agree to any amendments, modifications or waivers of the Lock-Up Agreements and Support Agreements without the prior written consent of at least 75% in interest of the Purchasers.

4.18 Preemptive Rights.

(a) Immediately following the Closing, and for so long as the LI Group beneficially owns such number of shares of Common Stock on a fully diluted basis (calculated in accordance with Section 4.11(h)) equal to or greater than the Threshold Ownership Percentage, if the Company authorizes the issuance and sale of any Common Stock or Common Stock Equivalents (other than any Exempt Issuance), the Company will first offer to sell to the Lead Investor, a pro rata portion of such securities equal to the percentage determined by dividing (i) the number of shares of Common Stock held by the LI Group (determined on a fully-diluted basis (calculated in accordance with Section 4.11(h)), by (ii) the total number of shares of Common Stock then outstanding (determined on a fully-diluted basis (calculated in accordance with Section 4.11(h)).  The members of the LI Group (as determined by the Lead Investor) will be entitled to purchase all or part of such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other Person.

(b) The Lead Investor must exercise the rights set forth in Section 4.18 within thirty (30) days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and the Lead Investor’s percentage allotment; provided, however, that in the case of a registered public offering, the Lead Investor must exercise such rights within three (3) Trading Days instead.

(c) Upon the expiration of the offering period described above, the Company will be free to sell, during the following sixty (60) day period, the Common Stock and/or Common Stock Equivalents, as applicable, that the Lead Investor has not elected to purchase following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the LI Group.  Any Common Stock or Common Stock Equivalents offered or sold by the Company after such sixty (60) day period must be re-offered to the LI Group pursuant to the terms of this Section 4.18.

4.19 Dilutive Issuance.  From the date the Stockholder Approval is obtained and deemed effective until the date of the one-year anniversary of the Effective Date, if the Company or any Subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price on the date the Stockholder Approval is obtained and deemed effective (the “Effective Conversion Price” and such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (provided, that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Effective Conversion Price, such issuance shall be deemed to have occurred for less than the Effective Conversion Price on such date of the Dilutive Issuance), then the Company shall promptly (but in any event within three (3) Trading Days following the closing of a Dilutive Issuance) issue an additional number of shares of Common Stock (“Additional Shares”) to each Purchaser (including the Lead Investor or any member of the LI Group designated in writing by the Lead Investor) equal to the difference of: (i) the number of Conversion Shares that would have been issued if the Conversion Price was equal to the Base Conversion Price on the date the Stockholder Approval was obtained and deemed effective minus (ii) the sum of (a) the number of Conversion Shares actually issued in respect of the shares of Preferred Stock purchased by such Purchaser pursuant to this Agreement plus (b) the number of Additional Shares issued to such Purchaser (including the Lead Investor or Lead Investor’s designee) in connection with a prior Dilutive Issuance, if any. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no Exempt Issuance shall be deemed to be a Dilutive Issuance and the Base Conversion shall not be less than $0.40.  The Company shall notify each Purchaser in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 4.19, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 4.19, upon the occurrence of any Dilutive Issuance, each Purchaser is entitled to receive Additional Shares pursuant to this Section 4.19.

ARTICLE 5
MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the End Date (as defined in the Merger Agreement) (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 5.1 shall not be available to a Purchaser whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time; provided, further, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. The Company shall reimburse the Lead Investor for the legal fees and other expenses incurred in connection with (a) the negotiation and consummation of the transactions contemplated hereunder and (b) the review of the Company’s Proxy Statement prepared pursuant to Section 4.9 and any other filings to be made in connection with the transactions contemplated by the Agreement, in an aggregate amount for both (a) and (b) not to exceed $250,000 (the “Expense Cap”). Payment with respect to (a) above in this Section 5.2 shall be made on the earlier of five (5) days of demand therefor and the Closing, and payment with respect to (b) above in this Section 5.2 shall be made within five (5) days of the mailing of the Company’s definitive Proxy Statement in connection with its obligations under Section 4.9. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. Any expenses incurred in excess of the Expense Cap must be approved in writing by the Company, such approval not to be unreasonably withheld, conditioned or delayed.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email address at the facsimile number or email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding at least 75% in interest of the Preferred Stock then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”  In addition, the Lead Investor may assign any or all of its rights under this Agreement to any of its Affiliates and its and its Affiliates’ respective members, stockholders, owners, equity holders and family members.

5.8 No Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of each Purchaser other than the Lead Investor in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party hereto shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Each party agrees that this Agreement and the transactions contemplated hereby may be entered into electronically and that any electronic signature, whether digital or encrypted, used by any party is intended to authenticate this Agreement and to have the same force and effect as a manual signature.  For purposes of this Agreement, an electronic signature means any electronic symbol, designation or process attached to or logically associated with a record, contract, document or instrument and adopted by a party with the intent to sign such record, contract, document or instrument.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant or a conversion of the Preferred Stock, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc.If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

company:		Address for Notice:

ALPHATEC HOLDINGS, INC.		Alphatec Holdings, Inc. Attn: General Counsel 5818 El Camino Real Carlsbad, CA 92008
By:	/s/ Jeffrey Black	Fax: (760) 431-9083 Email:CHunsaker@atecspine.com
Name:	Jeffrey Black
Title:	Chief Executive Officer

With a copy to (which shall not constitute notice):

Durham Jones &Pinegar, PC Attn: Josh Little and Wayne Swan 192 East 200 North, 3rd Floor St. George, Utah 84770 Fax: 435-628-1610 Email: jlittle@djplaw.com; wswan@djplaw.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO ATEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: ______________________________________________

Facsimile Number of Authorized Signatory: _____________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_________________

Preferred Shares: __________

Warrant Shares: __________________

EIN Number: _______________________

Section 2(e) of the Warrant Agreement:	☐ APPLY TO PURCHASER
☐ DO NOT APPLY TO PURCHASER

[SIGNATURE PAGES CONTINUED ATEC SECURITIES PURCHASE AGREEMENT]

APPENDIX H

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

ALPHATEC HOLDINGS, inc.

Warrant Shares:	Issue Date: March __, 2018

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [NAME] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date the Stockholder Approval is received and effective (the “Initial Exercise Date”) and on or prior to the close of business on the five-year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Alphatec Holdings, Inc., a Delaware corporation (the “Company”), up to [NUMBER] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated March __, 2018, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency that the Company may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company), as applicable, of a duly executed facsimile copy or PDF copy submitted by electronic (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A. Within the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $3.50, subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, (y) the VWAP on the Trading Day immediately preceding the date the applicable Notice of Exercise is delivered or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from

9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

(d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $5 per Trading Day (increasing to $10 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date (subject to receipt of the aggregate Exercise Price for the applicable exercise (other than in the case of a cashless exercise)) until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date (subject to receipt of the aggregate Exercise Price for the applicable exercise (other than in the case of a cashless exercise)), then the Holder will have the right to rescind such exercise.

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (subject to receipt of the aggregate Exercise Price for the applicable exercise (other than in the case of a cashless exercise)), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form, in the form attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. Unless a Holder has made an election on its signature page to the Purchase Agreement, to have this Section 2(e) not apply to him/her/it, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.]

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution (other than cash dividends) of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) other than a dividend or other distribution described in Section 3(a) above (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

(d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, exclusive license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a stock split, combination or reclassification of shares of Common Stock covered by Section 3(a) above), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate

Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares.

(i) The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

(iii) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder. This Warrant also may be modified or amended or the provisions hereof waived with the written consent of the Company and the holders of Warrants purchased under the Purchase Agreement representing 75% of the Warrant Shares issuable under such Warrants then outstanding as of the date such consent is sought; provided, however, that (i) no such amendment shall adversely affect any Holder differently than it affects all other Holders, unless such Holder consents thereto and (ii) no amendment may increase the Exercise Price, decrease the number of shares or class of shares obtainable upon exercise of this Warrant or decrease the time period in which this Warrant can be exercised without the written consent of the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ALPHATEC HOLDINGS, INC.

By:
Name:	Jeffrey Black
Title:	Chief Financial Officer

[SIGNATURE PAGE TO WARRANT]

EXHIBIT A

NOTICE OF EXERCISE

To: aLPHATEC HOLDINGS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended. If the undersigned exercises this Warrant other than by cashless exercise, the undersigned hereby makes for the benefit of the Company the representations set forth in Section 3.2(b) of the Purchase Agreement.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

Notice of Exercise – Warrant – Alphatec Holdings, Inc.

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:	_______________ __, ______

Holder’s Signature:

Holder’s Address:

Assignment Form  – Warrant – Alphatec Holdings, Inc.

APPENDIX I

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

CONVERTIBLE PROMISSORY NOTE

No. CN-[NUMBER]	Date of Issuance
$[______]	[Date], 2018

FOR VALUE RECEIVED, Alphatec Holdings, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of [HOLDER NAME] (“Holder”), the principal sum of $[______] (the “Principal Amount”), together with interest thereon from the date of issuance of this convertible promissory note (this “Note”).  Subject to Section 3.2, interest will accrue at a simple rate of six percent (6%) per annum, computed on the basis of the actual number of days elapsed. Unless converted into Conversion Shares (as defined below), the principal and accrued interest of this Note will be due and payable by the Company on the earlier of (i) the date that is three hundred sixty-six (366) days from the date of this Note or (ii) the date immediately preceding the consummation of a Fundamental Transaction (the “Maturity Date”).

This Note is one of a series of convertible promissory notes issued by the Company to investors with identical terms and on the same form as set forth herein (except that the holder, principal amount and date of issuance may differ in each Note) pursuant to the terms of an Agreement and Plan of Merger, dated March 6, 2018, by and among the Company, Safari Merger Sub, Inc., a Delaware corporation, SafeOp Surgical, Inc., a Delaware corporation (“SafeOp”), and the other parties identified therein (as amended, the “Merger Agreement”).  Capitalized terms not otherwise defined in this Note will have the meanings set forth in the Merger Agreement or in Section 4.1.

1. Payment. All payments will be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the Holder may from time to time designate in writing to the Company. Payment will be credited first to cost of collection (if any), then to accrued interest due and payable, with any remainder applied to principal. This Note may not be prepaid in whole or in part at any time prior to the Maturity Date without the prior written consent of the Holder.

2. Security; Adjustment; Stockholder Representative. This Note is a general unsecured obligation of the Company.  Each of the Company and the Holder hereby agree and acknowledge that the Principal Amount is subject to adjustment pursuant to Section 1.10(b)(iv) and Sections 9.7(c) through (f) of the Merger Agreement.  The Holder hereby acknowledges and agrees that such Holder’s rights under this Note are subject to the rights, power and authority granted by such Holder to the Stockholder Representative under Section 10.1 of the Merger Agreement. This Note and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in (a) that certain Subordination Agreement, dated as of March __, 2018 by and among the Holder, each other person listed on the signature pages thereto as a “Subordinated Lender”, the Company, Alphatec Spine, Inc., a California corporation (“Spine”), SafeOp, and Midcap Funding IV Trust, as Agent for the financial institutions or other entities from time to time parties to the Senior Loan Agreement (as defined therein), and as a Lender, or such then present holder or holders of the Senior Loan (as defined therein) as may from time to time exist (as amended from time to time, the “MidCap Subordination Agreement”) and (b) that certain Subordination Agreement, dated as of March __, 2018, by and among the Holder, the Company, Spine, SafeOp and Globus Medical, Inc. (as amended from time to time, the “Globus Subordination Agreement” and, together with the MidCap Subordination Agreement, the “Subordination Agreement”), and by its acceptance of this Note, the Holder of this Note, whether upon original issuance, or upon transfer or assignment, agrees to the terms of the Subordination Agreement.

3. Events of Default; Remedies.

3.1 Events of Default.   The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a) Any misrepresentation or breach of any warranty of the Company set forth herein;

(b) failure to pay any amounts owed or issue any Conversion Shares hereunder on the date on which such amounts are due or on which such Conversion Shares are required to be issued hereunder, as applicable;

(c) Any breach of any covenant of the Company set forth in the Merger Agreement, which breach (if able to be cured), is not cured within five (5) business days after receipt by the Company of written notice from the Stockholder Representative notifying the Company of such breach;

(d) the Company defaults in the payment of any other obligation for borrowed money having a principal amount in excess of $500,000, which default is not cured within any grace or cure period applicable thereto;

(e) if the Company shall (i) file an application, petition or order in bankruptcy, liquidation, dissolution, winding-up or similar proceeding, (ii) seek the appointment of a receiver, administrator or trustee with respect to any of the Company’s properties, or (iii) otherwise seek or submit to any other debtor’s relief law or procedure; or

(f) if the Company shall (i) be the subject of any involuntary application, petition or order in bankruptcy, liquidation, dissolution, winding-up or similar proceeding, (ii) suffer the involuntary appointment of a receiver, administrator or trustee with respect to any of the Company’s properties, or (iii) involuntarily be made subject to any other debtor’s relief law or procedure and any such application, petition, order or appointment shall not be dismissed within 45 days after the commencement date thereof.

3.2 Remedies.  Upon the occurrence of an Event of Default, the entire Principal Amount of this Note, together with all accrued interest payable thereon, shall, at the option of the Holder (or the Stockholder Representative pursuant to the authority granted to the Stockholder Representative in the Merger Agreement), become immediately due and payable in cash, through the issuance of Conversion Shares pursuant to the mechanics set forth in Section 4, or both (in each instance, at the sole option of the Holder or the Stockholder Representative, as applicable), and the Holder, without presentment, demand, protest or further notice of any kind shall be entitled to exercise any or all of the rights and remedies as may be available under this Note or the Merger Agreement, at law or in equity, all of which shall be cumulative.  Any payment not paid when due shall bear interest from the due date at an annual rate equal to fifteen percent (15%); provided, however, if such amount exceeds the maximum amount allowable under applicable law, the interest shall be reduced to such maximum amount. If an Event of Default occurs and the Holder or Stockholder Representative, as applicable, so elect, the Company will pay to the Holder such amounts as shall be sufficient to cover the costs and expenses of collection, including reasonable attorney’s fees, expenses and disbursements.  The Company hereby expressly waives presentment demand, notice of nonpayment, protest, notice of protest, and notice of dishonor and any other notices in connection with any default of or in the enforcement of payment of all amounts due under this Note.

4. Conversion; Covenants; Failure to Obtain Required Parent Stockholder Consent. This Note will be convertible, in whole or in part, into Parent Common Stock pursuant to the following terms.

4.1 Definitions.

(a) “Applicable Price” means the VWAP on the Trading Day immediately preceding the Maturity Date.

(b) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(c) “Conversion Shares” means shares the Company’s common stock, par value $0.0001, as subject to adjustment under this Note.

(d) “Conversion Price” means $3.22 per share, as subject to adjustment under this Note.

(e) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Parent Common Stock is then listed or quoted on the Principal Trading Market, the daily volume weighted average price of the Parent Common Stock for such date (or the nearest preceding date) on the Principal Trading Market on which the Parent Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Principal Trading Market, the volume weighted average price of the Parent Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Parent Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Parent Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Parent Common Stock so reported, or (d) in all other cases, the fair market value of a share of Parent Common Stock as determined by the Stockholder Representative.

(f) “Trading Day” means a day on which the Principal Trading Market is open for trading.

4.2 Maturity Conversion. On the Maturity Date and provided that the Required Parent Stockholder Consent has been obtained before the Maturity Date, at the election of the Holder, this Note will convert into that number of Conversion Shares equal to the quotient (rounded down to the nearest whole share) obtained by dividing (a) the applicable portion of the outstanding principal balance and unpaid accrued interest, plus the cost of collection (if any) of this Note on the Maturity Date by (b) the Conversion Price (the “Conversion Ratio”).  Notwithstanding anything in this Note to the contrary, if (i) the Required Parent Stockholder Consent has been obtained before the Maturity Date and (ii) the Applicable Price is greater than the Conversion Price, then this note shall be automatically converted in accordance with the Conversion Ratio.

4.3 Mechanics of Conversion.

(a) The Holder may exercise its conversion rights under Section 4.2, by delivering to the Company (or such other office or agency that the Company may designate by notice in writing to the registered the Holder at the address of the Holder appearing on the books of the Company), as applicable, of a duly executed facsimile copy or PDF copy submitted by electronic (or e-mail attachment) of the Notice of Conversion in substantially the form attached hereto as Appendix 1 on or before the Maturity Date, and the Conversion Shares issuable upon any such conversion shall be deemed to be issued on the Maturity Date.  No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.  Partial conversion of this Note resulting in the conversion of a portion of the total number of Conversion Shares available hereunder shall have the effect of lowering the outstanding number of Conversion Shares convertible hereunder in an amount equal to the applicable number of Conversion Shares converting.  The Company shall deliver any objection to any Notice of Conversion within one (1) Business Day of receipt of such notice.

(b) Conversion Shares issued hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (i) there is an effective registration statement permitting the issuance of the Conversion Shares to or resale of the Conversion Shares by the Holder or (ii) the Conversion Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder is entitled pursuant to such conversion to the address specified by the Holder in the Notice of Conversion by the date that is the earlier of (x) two (2) Trading Days and (y) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Conversion (such date, the “Conversion Share Delivery Date”).  On the effective date of the conversion, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares with respect to which this

Note has been converted, irrespective of the date of delivery of the Conversion Shares.  If the Company fails for any reason to deliver to the Holder the Conversion Shares subject to a Notice of Conversion by the Conversion Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Conversion Shares subject to such conversion (based on the VWAP of the Parent Common Stock on the date of the applicable Notice of Conversion), $5 per Trading Day (increasing to $10 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Conversion Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. The Company agrees to maintain a Transfer Agent that is a participant in the FAST program so long as this Note remains outstanding and convertible.  As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Primary Trading Market with respect to the Parent Common Stock as in effect on the date of delivery of the Notice of Conversion.

(c) If this Note shall have been converted in part, the Company shall pay to the Holder on the Maturity Date in cash by wire transfer of immediately available funds the applicable portion of principal, interest and collection costs that is otherwise payable under this Note.

(d) If the Company fails to cause the Transfer Agent to transmit to the Holder the Conversion Shares pursuant to Section 4.3(b) by the Conversion Share Delivery Date, then the Holder will have the right to rescind such conversion.

(e) In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Conversion Shares in accordance with the provisions of Section 4.3(b) above pursuant to a conversion on or before the Conversion Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Parent Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall (i) pay in cash to the Holder the amount, if any, by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Parent Common Stock so purchased exceeds (B) the amount obtained by multiplying (1) the number of Conversion Shares that the Company was required to deliver to the Holder in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (ii) deliver to the Holder the number of shares of Parent Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder.  For example, if the Holder purchases Parent Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Parent Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (i) of the immediately preceding sentence, then the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Parent Common Stock upon conversion of the Note as required pursuant to the terms hereof.

(f) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction or round up to the next whole share.

(g) Issuance of Conversion Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Conversion Shares, all of which taxes and expenses shall be paid by the Company, and such Conversion Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder. The Company shall pay any Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

(h) The Company will not close its stockholder books or records in any manner which prevents the timely conversion of this Note, pursuant to the terms hereof.

4.4 Covenants as to Conversion Shares. The Company covenants and agrees that all Conversion Shares that may be issued upon the exercise of the rights represented by this Note will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times prior to the conversion of this Note, have authorized and reserved, free from preemptive rights, a sufficient number of Conversion Shares to provide for the exercise of the rights represented by this Note. If at any time prior to the conversion of this Note, the number of authorized but unissued Conversion Shares shall not be sufficient to permit conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Conversion Shares to such number of Conversion Shares as shall be sufficient for such purposes.  The Company further covenants that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of issuing the necessary Conversion Shares upon the exercise of the conversion rights under this Note. The Company will take all such action as may be necessary to assure that such Conversion Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Trading Market upon which the Parent Common Stock may be listed. In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market an additional shares listing application covering all of the Conversion Shares, and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Conversion Shares, to be approved for listing on the Principal Trading Market as promptly as possible thereafter.

5. Representations and Warranties.

5.1 In connection with the transactions contemplated by this Note, the Holder hereby represents and warrants to the Company as follows:

(a) The Holder has full power and authority (and, if an individual, the capacity) to enter into this Note and to perform all obligations required to be performed by it hereunder. This Note, when executed and delivered by the Holder, will constitute the Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies ((a) and (b), together, the “Bankruptcy and Equity Exceptions”).

(b) The Holder acknowledges that this Note is made with the Holder in reliance upon the Holder’s representation to the Company, which the Holder hereby confirms by executing this Note, that this Note and the Conversion Shares (collectively, the “Securities”) will be acquired for investment for the Holder’s own account, not as a nominee or agent (unless otherwise specified on the Holder’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Note, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. If other than an individual, the Holder also represents it has not been organized solely for the purpose of acquiring the Securities.

(c) The Holder understands that the offer and sale of Securities have not been registered under the Securities Act or any applicable federal, state or foreign securities laws, and that the Securities are being issued in reliance on an exemption from registration, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of its representations as expressed herein.

(d) The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities. The Holder has relied upon its own independent investigations and, to the extent it believed to be appropriate, its representatives, including its own professional, tax and other advisors, and is making an independent decision to invest in the Securities. The Holder has been furnished with such documents, materials and information that it deems necessary or appropriate for evaluating an investment in the Company, and it has read carefully such documents, materials and information and understands and has evaluated the types of risks involved with an investment in the Securities.  Other than the representations and warranties of the Company set forth in this Note and in the Merger Agreement, the Holder has not relied upon any representations or other information (whether oral or written) from the Company or its respective stockholders, directors, officers or affiliates, or from any other person or entity, in connection with the Holder’s investment in the Securities. The Holder acknowledges that the Company has not given any assurances with respect to the tax consequences of the acquisition, ownership and disposition of the Securities.

(e) The Holder acknowledges that it has had the opportunity to seek legal advice from, and has received legal advice from, legal counsel on this Note, the transactions contemplated hereby and all documents, materials and information that the Holder has requested or read relating to an investment in the Securities and confirms that the Holder is satisfied with respect to any of the foregoing matters.

(f) The Holder understands that no federal, state or foreign agency has passed upon this investment or upon the Company, or upon the accuracy, validity or completeness of any documentation provided to the Holder in connection with the transactions contemplated by this Note, nor has any such agency made any finding or determination as to this investment.

5.2 In connection with the transactions contemplated by this Note, the Company hereby represents and warrants to the Holder as follows:
(a) The Company is an organization duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with necessary power and authority:  (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all contracts by which it is bound.

(b) The Company has full corporate power and authority to execute and deliver this Note and to perform its obligations under this Note and to consummate the transactions contemplated hereby. The execution and delivery of this Note by the Company and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company.  This Note has been duly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

(c) Issuance of Shares.  The Conversion Shares, if and when issued by the Company pursuant to the terms hereof, assuming the accuracy of the representations and warranties made by the Holder herein, will be duly issued, fully paid and non-assessable.

6. Miscellaneous.

6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Note will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties. This Note is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Note.

6.2 Choice of Law. This Note, and all matters arising out of or relating to this Note, whether sounding in contract, tort, or statute will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware.

6.3 Counterparts. This Note may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Note are included for convenience only and are not to be considered in construing or interpreting this Note.

6.5 Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email or facsimile; (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address, facsimile number or other address as subsequently modified by written notice given in accordance with this Section 6.5).

6.6 Expenses.  Subject to Section 6.7, each party will pay all costs (other than the costs of collection) and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Note.

6.7 Attorneys’ Fees.  Subject to the applicable limitations set forth in Article 9 of the Merger Agreement, if any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party will be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.8 Entire Agreement; Amendments and Waivers. This Note, together with the Merger Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. Subject to Section 10.1 of the Merger Agreement, any term of this Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the prior written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 6.8 will be binding upon each future holder of this Note and the Company.

6.9 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions will be excluded from this Note and the balance of the Note will be interpreted as if such provisions were so excluded and this Note will be enforceable in accordance with its terms.

6.10 Transfer Restrictions.

(a) Limitations on Disposition. Without in any way limiting the representations and warranties set forth in this Note, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to make the representations and warranties set out in Section 5 and:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition, and such disposition is made in connection with such registration statement; or

(ii) The Holder has (A) notified the Company of the proposed disposition; (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act.

(b) Legends. The Holder understands and acknowledges that the Securities may bear the following legend:

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

6.11 Certain Adjustments; No Impairment.

(a) If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Parent Common Stock or any other equity or equity equivalent securities payable in shares of Parent Common Stock (which, for avoidance of doubt, shall not include any Conversion Shares issuable by the Company upon conversion of this Note), (ii) subdivides outstanding shares of Parent Common stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Parent Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Parent Common Stock any shares of capital stock of the Company, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Parent Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Parent Common Stock outstanding immediately after such event, and the number of shares issuable upon conversion of this Note shall be proportionately adjusted such that the aggregate Conversion Price of this Note shall remain unchanged. Any adjustment made pursuant to this Section 6.11(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) In addition to any adjustments pursuant to Section 6.11(a) above, if at any time while this Note is outstanding the Company grants, issues or sells any Parent Common Stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Parent Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Parent Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion hereof, including the failure to obtain the Required Parent Stockholder Consent) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Parent Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(c) During such time as this Note is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Parent Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) other than a dividend or other distribution described in to Section 6.11(a) above (a “Distribution”), at any time after the issuance of this Note, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Parent Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion hereof, including the failure to obtain the Required Parent Stockholder Consent) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Parent Common Stock are to be determined for the participation in such Distribution. To the extent that this Note has not been partially or completely converted at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until this Note is converted.

(d) If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another person or entity, (ii) the Company, directly or indirectly, effects any sale, lease, exclusive license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person or entity) is completed pursuant to which holders of Parent Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the Parent Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Parent Common Stock or any compulsory share exchange pursuant to which the Parent Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a stock split, combination or reclassification of shares of common stock covered by subsection (a) above), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any persons or entities whereby such other persons or entities acquire more than 50% of the outstanding shares of the Parent Common Stock (not including any Conversion Shares held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon complete conversion of this Note (without regard to any limitations on conversion hereof, including failure to obtain the Required Parent Stockholder Consent) immediately prior to the occurrence of such Fundamental Transaction, the amount, number and kind of securities, cash, property and consideration receivable as a result of such Fundamental Transaction by a holder of the number of Conversion Shares for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation on the conversion of this Note, including the failure to obtain the Required Parent Stockholder Consent). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such securities, cash, property and consideration in respect of one Conversion Share in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the securities, cash, property and consideration in a reasonable manner reflecting the relative value of any different components of the foregoing. If holders of the Parent Common Stock are given any choice as to the securities, cash, property or consideration to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the securities, cash, property or consideration it receives.

(e) Whenever the Conversion Price is adjusted pursuant to any provision of this Note, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and any resulting adjustment to the number of Conversion Shares and setting forth a brief statement of the facts requiring such adjustment.

(f) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Note against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Conversion Shares above the amount issuable in respect of the applicable Conversion Price therefor upon such conversion immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Conversion Shares upon the conversion of this Note and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Note.

(g) Notice to Allow Exercise by the Holder.  If (i) the Company shall declare a dividend (or any other distribution in whatever form) on the Parent Common Stock, (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Parent Common Stock, (iii) the Company shall authorize the granting to all holders of the Parent Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Parent Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property,  (v) the Company shall enter into any agreement contemplating a Fundamental Transaction, or (vi) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the books and records of the Company, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Parent Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange or Fundamental Transaction is expected to become effective or close, the date as of which it is expected that holders of the Parent Common Stock of record shall be entitled to exchange their shares of the Parent

Common Stock for securities, cash, property or other consideration deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange or Fundamental Transaction and the amounts of such securities, cash, property or other consideration receivable on a per-Conversion Share basis.  To the extent that any notice provided in this Note constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a current report on Form 8-K.  The Holder shall remain entitled to convert this Note during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

6.12 Further Assurances. From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Note and any agreements executed in connection herewith.

6.13 Limitation on Interest. In no event will any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law.

6.14 Officers and Directors not Liable. In no event will any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

6.15 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.16 Replacement. If this Note becomes mutilated or defaced, or is destroyed, lost, or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced note, or in lieu of and in substitution for the destroyed, lost, or stolen note.  If this Note is mutilated or defaced, the Holder shall surrender such note to the Company.  If any note becomes destroyed, lost, or stolen, the Holder shall furnish satisfactory evidence of the destruction, loss, or theft of such note to the Company.

6.17 Time of the Essence.  Time is of the essence of this Note.

(signature pages follow)

IN WITNESS WHEREOF, Alphatec Holdings, Inc. has caused this Convertible Promissory Note to be executed by its officer thereunto duly authorized.

Alphatec Holdings, Inc.

By:
Name:	Jeffrey Black
Title:	Chief Financial Officer

Address:

Email:

Agreed to and accepted:

If an individual:

Name:

Address:

Email:

If an entity:

By:
Name:
Title:

Address:

Email Address:

APPENDIX 1

NOTICE OF CONVERSION

1. Pursuant to the terms of the Note, the undersigned hereby elects to convert:

☐ the entire principal balance, unpaid accrued interest and cost of collection (if any) of the Note outstanding as of the Maturity Date (as defined in the Note) into shares of Common Stock of Alphatec Holdings, Inc. (“Conversion Shares”); or

☐ $__________ of the principal balance, unpaid accrued interest and cost of collection (if any) of the Note into Conversion Shares.

2. In the event either the second or third box in item #1 is selected, payment for the portion of this Note not converted into Conversion Shares shall take the form of lawful money of the United States.

3. In the event either the first or second box in item #1 is selected, please issue a certificate or certificates representing said Conversion Shares in the name of the undersigned or in such other name as is specified below:

the Conversion Shares shall be delivered to the following DWAC Account Number: ____________________.

4. The undersigned represents it is acquiring the Conversion Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

[SIGNATURE OF CONVERTING HOLDER]

Name of Converting Holder:

Signature of Authorized Signatory of Converting Holder:

Name of Authorized Signatory:

Title of Authorized Signatory (if Converting Holder is an
entity):

Date: